UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085

(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085

(Name and address of agent for service)

(310) 451-3051

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Wilshire Mutual Funds, Inc.

ANNUAL REPORT

Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio

Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire International Equity Fund
Wilshire Income Opportunities Fund

December 31, 2023

http://advisor.wilshire.com

Wilshire Mutual Funds, Inc.
Table of Contents

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Foreside Fund Services, LLC.

Wilshire Mutual Funds, Inc.
Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2023 to December 31, 2023, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

Domestic and foreign developed economies generated positive returns during the last quarter of 2023 as the market welcomed continued signs of moderating inflation and stronger than expected economic growth. Evidence of economic resilience and record-low unemployment have increased the likelihood of an economic “soft landing,” however, it might be too early for foreign central banks to declare victory over inflation. The U.S. Federal Reserve held the key interest rate steady in December 2023 but now anticipates three rates cuts in the later part of 2024.

U.S. equities outperformed international equities as the S&P 500® Index slightly outpaced the MSCI EAFE Index but significantly outpaced the MSCI Emerging Markets Index during the fourth quarter. Fixed income returns were generally positive across U.S. and non-U.S. markets as bond markets quickly priced in the potential rate cuts.

Rolling 12-month inflation within the U.S. decreased to 3.1% at the end of November from the recent peak of 9.1% reached June 2022, however, inflation excluding food and energy stood at 4.0% as the price of shelter and transportation services remained elevated. Recent declines in oil prices may reverse course if demand from both domestic and abroad, namely China, increases and Organization of the Petroleum Exchange Countries increase voluntary cuts.

It has been a pleasant surprise that the U.S. economy has coped so well with higher interest rates and elevated inflation. The unemployment rate, which remained under 4.0% for the past 24 consecutive months continues to demonstrate resiliency amid tightening financial conditions. Signs of moderating economic growth from corporations and a decrease in household savings have been developing for some time and a continued slowdown in economic growth could begin to weigh on corporate profitability and outlook and serve as a headwind to equity market returns.

The European Central Bank (“ECB”) kept the three key interest rates unchanged despite annualized inflation falling to 2.4% in November 2023. The ECB stated that inflation has moderated in recent months and is likely to increase again in the near term. In terms of economic activity, the Eurozone economic growth has fallen faster than its U.S. counterpart as the Eurozone deals with not only the ongoing conflict in Ukraine but also waning consumer confidence.

Wilshire Mutual Funds, Inc.
Letter to Shareholders (Unaudited) - (Continued)

On the emerging markets front, the Chinese economy has not picked up as expected since its COVID-reopening. As the economic activity from manufacturing and service sectors continues to slow and export demands continues to decline, China is unlikely able to produce similar economic growth amidst challenges in the property market, demographics, and deflationary pressure. Recent stimulus implemented in 2023 appears to have had a limited impact to spark economic growth, adding to the possibility of slower growth. With the prospect of central banks easing and a softer dollar in the future, investors are likely to look outside of China for more diverse and attractive opportunities, further hindering the Chinese economy.

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned 40.24%, underperforming the Russell 1000 Growth Index by -2.44%. The Wilshire Large Company Value Portfolio - Institutional Class returned 16.27%, outperforming the Russell 1000 Value Index by 4.81%. The Wilshire Small Company Growth Portfolio - Institutional Class returned 18.21%, underperforming the Russell 2000 Growth Index by -0.45%. The Wilshire Small Company Value Portfolio - Institutional Class returned 17.62%, outperforming the Russell 2000 Value Index by 2.97%. The Wilshire International Equity Fund - Institutional Class returned 17.34%, outperforming the MSCI All Country World ex USA Investable Market Index by 1.72%. The Wilshire Income Opportunities Fund - Institutional Class returned 6.61%, outperforming the Bloomberg US Universal Index by 0.44%. The Wilshire 5000 Index Fund - Institutional Class returned 25.21%, underperforming the Wilshire 5000 Total Market Index by -0.93%.

We are pleased with the outperformance generated by four out of the six actively managed Funds. We believe that all of the Funds are well-positioned going into 2024 as the market deals with the on-going inflation concerns, macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz

President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc.
Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Investments in derivatives, such as swaps, futures contracts and options contracts and currency transactions expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives and could also result in a loss, which in some cases may be unlimited.

Investing involves risk including loss of principal. This report identifies each Fund’s investments on December 31. 2023. These holdings are subject to change and risk. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

Wilshire Mutual Funds, Inc.
Letter to Shareholders (Unaudited) - (Continued)

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large- Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities, and asset-backed securities.

The Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate, corporate bond market.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Wilshire Mutual Funds, Inc.
Letter to Shareholders (Unaudited) - (Continued)

The Bloomberg U.S. TIPS Index measures the performance of the U.S. Treasury Inflation- Protected Securities known as TIPS.

The Bloomberg Long Term Treasury Index measures the U.S. investment grade fixed rate bond market issued by the U.S. government with 10+ years of maturity.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index includes 500 leading companies and covers approximately 80% of available market capitalization.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Wilshire Mutual Funds, Inc.
Overall Fund Commentary (Unaudited)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stocks as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history.

Performance results within international equity markets were positive for the year, with developed outperforming emerging markets. The MSCI EAFE Index was up 18.24% for the year, while the MSCI Emerging Markets Index was up 9.83%. The eurozone likely fell into a mild recession in 2023 and recent data suggests that conditions are not improving. Business activity declined in December, according to a closely watched survey from the Hamburg Commercial Bank, as new orders fell and job cuts were reported. Germany, the eurozone’s largest economy, continues to suffer due to high energy prices and interest rate hikes. The Bank of France believes that France’s economy will avoid recession due to a growing services sector. Finally, similar conditions exist in England as its economy likely shrank modestly in the third quarter after zero growth during the quarter before. The outlook in China is complicated with recent data showing contraction in the factory and services sectors. A survey of factory managers indicates contraction in December for the third straight month. Recently, the government has raised infrastructure spending, cut interest rates and eased limits on home-buying.

Wilshire Mutual Funds, Inc.
Overall Fund Commentary (Unaudited) - (Continued)

The U.S. Treasury yield curve was down across the maturity spectrum at the end of the year, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 3.88%, down -69 basis points from September. Credit spreads were down, as well, during the quarter with high yield bond spreads down -71 basis points, the lowest level in more than a year. The Federal Open Market Committee (“Fed”) met twice during the fourth quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%. The Fed’s “dot plot” is messaging that the current expectation is for a decrease in rates in 2024, by -0.75% after the December meeting. During a recent speech, Fed Chair Jerome Powell reiterated the central bank’s intent to be cautious, “Having come so far and so quickly, the Fed is moving carefully forward, as the risks of under- and over-tightening are becoming more balanced.”

Large Company Growth Portfolio
Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	39.81%
Five Years Ended 12/31/23	15.95%
Ten Years Ended 12/31/23	11.95%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	42.68%
Five Years Ended 12/31/23	19.50%
Ten Years Ended 12/31/23	14.86%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Large Company Growth Portfolio, Investment Class
Shares and the Russell 1000® Growth Index through 12/31/23.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.31% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.30% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio
Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	40.24%
Five Years Ended 12/31/23	16.32%
Ten Years Ended 12/31/23	12.30%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	42.68%
Five Years Ended 12/31/23	19.50%
Ten Years Ended 12/31/23	14.86%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Large Company Growth Portfolio, Institutional Class
Shares and the Russell 1000® Growth Index through 12/31/23.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% for Institutional Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio
Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stock as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history.

The Wilshire Large Company Growth Portfolio - Institutional Class returned 40.24% in 2023, underperforming the Russell 1000 Growth Index return of 42.68% by -2.44%. Underweight exposure to Healthcare and poor stock selection within Consumer Discretionary were the top two detractors. Conversely, stock selection within Healthcare and Industrials mitigated results.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swap. In 2023, returns on these fixed-income investments outperformed the cost of the swap and contributed to the Fund’s performance.

Despite recent relative underperformance, we believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Large Company Growth Portfolio
Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	40.4%
Health Care	15.8%
Consumer Discretionary	14.6%
Communication Services	12.0%
Industrials	6.4%
Financials	5.6%
Consumer Staples	3.2%
Materials	1.3%
Energy	0.5%
Real Estate	0.2%

The industry classifications represented in the Portfolio Sector Weightings and Schedules of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s LLC.

Large Company Value Portfolio

Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	15.96%
Five Years Ended 12/31/23	9.64%
Ten Years Ended 12/31/23	6.89%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	11.46%
Five Years Ended 12/31/23	10.91%
Ten Years Ended 12/31/23	8.40%

COMPARATIVE PERFORMANCE

 Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Large Company Value Portfolio, Investment Class
Shares and the Russell 1000® Value Index through 12/31/23.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.29% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.29% for Investment Class Shares.

Large Company Value Portfolio

Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio

Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	16.27%
Five Years Ended 12/31/23	9.95%
Ten Years Ended 12/31/23	7.16%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	11.46%
Five Years Ended 12/31/23	10.91%
Ten Years Ended 12/31/23	8.40%

COMPARATIVE PERFORMANCE

 Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Large Company Value Portfolio, Institutional Class
Shares and the Russell 1000® Value Index through 12/31/23.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.02% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares.

Large Company Value Portfolio

Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% for Institutional Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio

Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stock as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history

The Wilshire Large Company Value Portfolio - Institutional Class returned 16.27% in 2023, outperforming the Russell 1000 Value Index return of 11.46% by 4.81%. Overweight exposure to Information Technology and stock selection within Industrials and Information Technology were the top three contributors. Conversely, underweight exposure to Communication Services hurt relative results.

The Wilshire Large Company Value Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2023, returns on these fixed-income investments outperformed the cost of the swap and contributed to the Fund’s relative performance.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Large Company Value Portfolio

Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	24.7%
Information Technology	16.6%
Industrials	15.0%
Health Care	11.6%
Energy	8.2%
Consumer Discretionary	7.0%
Communication Services	4.9%
Consumer Staples	4.1%
Materials	3.9%
Real Estate	2.2%
Utilities	1.8%

Small Company Growth Portfolio

Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	17.91%
Five Years Ended 12/31/23	8.40%
Ten Years Ended 12/31/23	7.16%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	18.66%
Five Years Ended 12/31/23	9.22%
Ten Years Ended 12/31/23	7.16%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Small Company Growth Portfolio, Investment Class
Shares and the Russell 2000® Growth Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.87% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.34% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio

Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

 Average Annual Total Returns

One Year Ended 12/31/23	18.21%
Five Years Ended 12/31/23	8.67%
Ten Years Ended 12/31/23	7.44%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	18.66%
Five Years Ended 12/31/23	9.22%
Ten Years Ended 12/31/23	7.16%

COMPARATIVE PERFORMANCE

 Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Small Company Growth Portfolio, Institutional Class
Shares and the Russell 2000® Growth Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.67% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.09% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% for Institutional Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio
Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stock as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in its history.

The Wilshire Small Company Growth Portfolio - Institutional Class returned 18.21% in 2023, underperforming the Russell 2000 Growth Index return of 18.66% by -0.45%. Stock selection within Information technology and Industrials detracted from relative performance. Overweight exposure to Health Care also hurt performance. Conversely, stock selection within Consumer Discretionary and Consumer Staples were the top two contributors of performance.

Despite recent relative underperformance, we believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Small Company Growth Portfolio
Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio
Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	17.29%
Five Years Ended 12/31/23	11.10%
Ten Years Ended 12/31/23	6.97%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	14.65%
Five Years Ended 12/31/23	10.00%
Ten Years Ended 12/31/23	6.76%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Small Company Value Portfolio, Investment Class
Shares and the Russell 2000® Value Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.89% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.35% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio
Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	17.62%
Five Years Ended 12/31/23	11.38%
Ten Years Ended 12/31/23	7.25%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	14.65%
Five Years Ended 12/31/23	10.00%
Ten Years Ended 12/31/23	6.76%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Small Company Value Portfolio, Institutional Class
Shares and the Russell 2000® Value Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.60% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio
Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stock as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history.

The Wilshire Small Company Value Portfolio - Institutional Class returned 17.62% in 2023, outperforming the Russell 2000 Value Index return of 14.65% by 2.97%. Stock selection within Financials was the top contributor to performance. Underweight exposure to Real Estate also aided performance. Conversely, stock selection within Information Technology and Materials detracted from relative performance.

We are pleased with the Fund’s relative outperformance for 2023 and believe that the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Small Company Value Portfolio
Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund
Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	24.92%
Five Years Ended 12/31/23	14.61%
Ten Years Ended 12/31/23	11.00%

WILSHIRE 5000 TOTAL MARKET RETURN INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/23	26.14%
Five Years Ended 12/31/23	15.42%
Ten Years Ended 12/31/23	11.69%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund, Investment Class Shares and the
Wilshire 5000 Total Market Return IndexSM through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)	The Wilshire 5000 Total Market Return IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2023 was 0.58% for Investment Class Shares.

Wilshire 5000 Indexsm Fund
Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	25.21%
Five Years Ended 12/31/23	14.89%
Ten Years Ended 12/31/23	11.28%

WILSHIRE 5000 TOTAL MARKET RETURN INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/23	26.14%
Five Years Ended 12/31/23	15.42%
Ten Years Ended 12/31/23	11.69%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Wilshire 5000 IndexSM Fund, Institutional Class Shares and the
Wilshire 5000 Total Market Return IndexSM through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)	The Wilshire 5000 Total Market Return IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2023 was 0.36% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund
Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stock as the Wilshire US Large-Cap Growth Index (+46.1%) outperformed the Wilshire US Large-Cap Value Index (+11.1%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history.

The Wilshire 5000 Index Fund - Institutional Class returned 25.21% in 2023, underperforming the Wilshire 5000 Total Market Index return of 26.14% by -0.93%. Relative performance can vary as the Fund is managed using enhanced stratified sampling technique in an attempt to hold stocks representing at least 90 % of the total market value of the Wilshire 5000 Total Market Index. Underperformance can be attributed to Fund expenses and volatility of the stock market. However, the underperformance is in-line with historical trends.

Wilshire 5000 Indexsm Fund
Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund
Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	17.12%
Five Years Ended 12/31/23	9.00%
Ten Years Ended 12/31/23	4.71%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	15.62%
Five Years Ended 12/31/23	7.18%
Ten Years Ended 12/31/23	3.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in
Shares of Wilshire International Equity Fund, Investment Class Shares
and the MSCI All Country World Ex-U.S. Index through 12/31/23.

On July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.75% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.50% for Investment Class Shares.

Wilshire International Equity Fund
Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

(1)	The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund
Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	17.34%
Five Years Ended 12/31/23	9.27%
Ten Years Ended 12/31/23	4.97%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	15.62%
Five Years Ended 12/31/23	7.18%
Ten Years Ended 12/31/23	3.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $250,000 Investment in
Shares of Wilshire International Equity Fund, Institutional Class Shares
and the MSCI All Country World Ex-U.S. Index through 12/31/23.

On July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.40% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.25% for Institutional Class Shares.

Wilshire International Equity Fund
Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.25% for Institutional Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

(1)	The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund

Commentary (Unaudited) - (Continued)

Performance results within international equity markets were positive for the year, with developed outperforming emerging markets. The MSCI EAFE Index was up 18.24% for the year, while the MSCI Emerging Markets Index was up 9.83%. The eurozone likely fell into a mild recession in 2023 and recent data suggests that conditions are not improving. Business activity declined in December, according to a closely watched survey from the Hamburg Commercial Bank, as new orders fell and job cuts were reported. Germany, the eurozone’s largest economy, continues to suffer due to high energy prices and interest rate hikes. The Bank of France believes that France’s economy will avoid recession due to a growing services sector. Finally, similar conditions exist in England as its economy likely shrank modestly in the third quarter after zero growth during the quarter before. The outlook in China is complicated with recent data showing contraction in the factory and services sectors. A survey of factory managers indicates contraction in December for the third straight month. Recently, the government has raised infrastructure spending, cut interest rates and eased limits on home-buying.

The Wilshire International Equity Fund - Institutional Class returned 17.34% in 2023, outperforming the MSCI All Country World ex USA Investable Market Index return of 15.62% by 1.72%. Stock selection within Consumer Discretionary and Materials contributed to relative returns. Stock selection in Indian and UK also aided performance. Conversely, overweight exposure to Health Care and underweight exposure to the US hurt relative performance.

The Wilshire International Equity Fund also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2023, returns on these fixed-income investments outperformed the cost of the swap and contributed to the Fund’s relative performance.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Wilshire International Equity Fund

Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	12.3%
Britain	10.5%
France	8.7%
Canada	6.9%
Netherlands	6.0%
Switzerland	5.4%
Germany	4.2%
Taiwan	4.0%
China	3.5%
India	3.5%
Australia	3.3%
Ireland	3.2%
Denmark	3.1%
Italy	3.0%
Sweden	2.8%
South Korea	2.7%
United States	2.7%
Hong Kong	1.6%
Brazil	1.4%
Uruguay	1.3%
Finland	1.2%
Spain	1.2%
Bermuda	0.7%

Wilshire International Equity Fund

Commentary (Unaudited) - (Continued)

Luxembourg	0.7%
Thailand	0.6%
Norway	0.5%
Singapore	0.5%
South Africa	0.5%
Mexico	0.4%
Turkey	0.4%
United Arab Emirates	0.4%
Austria	0.3%
Hungary	0.3%
Indonesia	0.3%
Israel	0.3%
Belgium	0.2%
Malaysia	0.2%
Philippines	0.2%
Poland	0.2%
Saudi Arabia	0.2%
Vietnam	0.2%
Chile	0.1%
Egypt	0.1%
Greece	0.1%
Portugal	0.1%
Columbia	0.0%
Czech Republic	0.0%
Georgia	0.0%
Jersey	0.0%
Mauritius	0.0%
New Zealand	0.0%
Peru	0.0%
Russia	0.0%

Wilshire Income Opportunities Fund
Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	6.34%
Five Years Ended 12/31/23	1.48%
Inception (03/30/16) through 12/31/23	2.09%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	6.17%
Five Years Ended 12/31/23	1.44%
Inception (03/30/16) through 12/31/23	1.55%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

One Year Ended 12/31/23	7.88%
Five Years Ended 12/31/23	2.35%
Inception (03/30/16) through 12/31/23	2.47%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in Shares of Wilshire Income Opportunities Fund, Investment Class
Shares and the Bloomberg U.S. Universal Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire Income Opportunities Fund
Commentary (Unaudited) - (Continued)

(1)	The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.
(2)	The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% Morningstar LSTA US Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.33% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.16% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund
Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/23	6.61%
Five Years Ended 12/31/23	1.75%
Inception (03/30/16) through 12/31/23	2.30%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	6.17%
Five Years Ended 12/31/23	1.44%
Inception (03/30/16) through 12/31/23	1.55%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

One Year Ended 12/31/23	7.88%
Five Years Ended 12/31/23	2.35%
Inception (03/30/16) through 12/31/23	2.47%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $250,000 Investment in Shares of Wilshire Income Opportunities Fund, Institutional Class
Shares and the Bloomberg U.S. Universal Index through 12/31/23.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire Income Opportunities Fund
Commentary (Unaudited) - (Continued)

(1)	The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.
(2)	The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% Morningstar LSTA US Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 0.97% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 0.91% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 0.90% for Institutional Class Shares through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund
Commentary (Unaudited) - (Continued)

The U.S. Treasury yield curve was down across the maturity spectrum at the end of the year, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 3.88%, down -69 basis points from September. Credit spreads were down, as well, during the quarter with high yield bond spreads down -71 basis points, the lowest level in more than a year. The Federal Open Market Committee (“Fed”) met twice during the fourth quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%. The Fed’s “dot plot” is messaging that the current expectation is for a decrease in rates in 2024, by -0.75% after the December meeting. During a recent speech, Fed Chair Jerome Powell reiterated the central bank’s intent to be cautious, “Having come so far and so quickly, the Fed is moving carefully forward, as the risks of under- and over-tightening are becoming more balanced.”

The Wilshire Income Opportunities Fund - Institutional Class returned 6.61% in 2023, outperforming the Bloomberg US Universal Index return of 6.17% by 0.44%. Exposure to credit such as high yield, bank loans, and emerging market sovereigns significantly outperformed the Bloomberg US Aggregate Bond Index as these sectors generated double-digits return for the year.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund
Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc.
Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Six Months Ended December 31, 2023 (Unaudited)

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2023- 12/31/2023(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,099.40	1.30%	$6.88
Institutional Class	$1,000.00	$1,101.30	1.00%	$5.30
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.65	1.30%	$6.61
Institutional Class	$1,000.00	$1,020.16	1.00%	$5.09
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,075.80	1.30%	$6.80
Institutional Class	$1,000.00	$1,077.30	1.00%	$5.24
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.65	1.30%	$6.61
Institutional Class	$1,000.00	$1,020.16	1.00%	$5.09
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,038.30	1.35%	$6.94
Institutional Class	$1,000.00	$1,039.80	1.10%	$5.66
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,111.20	1.35%	$7.18
Institutional Class	$1,000.00	$1,113.20	1.10%	$5.86
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60

Wilshire Mutual Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Six Months Ended December 31, 2023 (Unaudited)

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2023- 12/31/2023(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,081.40	0.59%	$3.10
Institutional Class	$1,000.00	$1,082.30	0.35%	$1.84
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,022.23	0.59%	$3.01
Institutional Class	$1,000.00	$1,023.44	0.35%	$1.79
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,054.10	1.50%	$7.77
Institutional Class	$1,000.00	$1,054.80	1.25%	$6.47
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class	$1,000.00	$1,018.90	1.25%	$6.36
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,043.80	1.15%	$5.92
Institutional Class	$1,000.00	$1,044.70	0.90%	$4.64
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class	$1,000.00	$1,020.67	0.90%	$4.58

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.

(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments

	Shares	Value
COMMON STOCKS — 81.6% (a)
Communication Services — 9.8%
Alphabet, Inc. - Class A (b)	16,005	$2,235,739
Alphabet, Inc. - Class C (b)	59,488	8,383,644
Liberty Media Corp. - Liberty Formula One - Class C (b)	10,632	671,198
Live Nation Entertainment, Inc. (b)	3,272	306,259
Meta Platforms, Inc. - Class A (b)	20,270	7,174,769
Netflix, Inc. (b)	4,999	2,433,913
Pinterest, Inc. - Class A (b)	36,190	1,340,478
		22,546,000
Consumer Discretionary — 11.9%
Amazon.com, Inc. (b)	79,377	12,060,541
Booking Holdings, Inc. (b)	173	613,669
Burlington Stores, Inc. (b)	1,973	383,709
Chipotle Mexican Grill, Inc. (b)	397	907,923
DoorDash, Inc. - Class A (b)	4,600	454,894
DraftKings, Inc. - Class A (b)	11,057	389,759
Ferrari NV	1,386	469,064
Grand Canyon Education, Inc. (b)	2,895	382,256
Hilton Worldwide Holdings, Inc.	129	23,490
Las Vegas Sands Corp.	1,883	92,662
Lululemon Athletica, Inc. (b)	3,078	1,573,751
MercadoLibre, Inc. (b)	1,035	1,626,544
MGM Resorts International	2,001	89,405
Murphy USA, Inc.	40	14,262
NIKE, Inc. - Class B	11,826	1,283,949
Ollie’s Bargain Outlet Holdings, Inc. (b)	304	23,070
O’Reilly Automotive, Inc. (b)	195	185,265
PulteGroup, Inc.	1,005	103,736
Ross Stores, Inc.	3,862	534,462
Starbucks Corp.	8,175	784,882
Tapestry, Inc.	1,743	64,160
Tesla, Inc. (b)	8,402	2,087,729

	Shares	Value
The Home Depot, Inc.	4,309	$1,493,284
The TJX Cos., Inc.	6,040	566,612
Toll Brothers, Inc.	2,739	281,542
TopBuild Corp. (b)	342	127,997
Tractor Supply Co. (c)	1,829	393,290
Ulta Beauty, Inc. (b)	426	208,736
Wayfair, Inc. - Class A (b)	2,568	158,446
		27,379,089
Consumer Staples — 2.6%
Costco Wholesale Corp.	4,401	2,905,012
Monster Beverage Corp. (b)	38,787	2,234,519
PepsiCo, Inc.	462	78,466
Target Corp.	4,961	706,546
		5,924,543
Energy — 0.4%
Antero Midstream Corp.	3,764	47,163
EOG Resources, Inc.	2,926	353,900
Schlumberger NV	9,177	477,571
		878,634
Financials — 4.5%
Ares Management Corp. - Class A	2,652	315,376
CME Group, Inc.	3,611	760,477
Mastercard, Inc. - Class A	1,917	817,620
MSCI, Inc.	1,190	673,123
Primerica, Inc.	1,431	294,443
RLI Corp.	1,594	212,193
S&P Global, Inc.	2,515	1,107,908
SLM Corp.	7,837	149,843
The Progressive Corp.	3,168	504,599
Tradeweb Markets, Inc. - Class A	486	44,168
Visa, Inc. - Class A	21,452	5,585,028
		10,464,778
Health Care — 12.9%
AbbVie, Inc.	1,710	264,999
Acadia Healthcare Co., Inc. (b)	6,396	497,353
Align Technology, Inc. (b)	1,057	289,618
Amgen, Inc.	3,448	993,093
Boston Scientific Corp. (b)	17,156	991,788
Danaher Corp.	1,147	265,347
Edwards Lifesciences Corp. (b)	13,401	1,021,826
Eli Lilly & Co.	6,010	3,503,349

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.6% (a) (Continued)
Health Care — 12.9% (Continued)
Genmab A/S - ADR (b)	12,784	$407,043
Humana, Inc.	1,005	460,099
IDEXX Laboratories, Inc. (b)	2,342	1,299,927
Incyte Corp. (b)	3,560	223,532
Intuitive Surgical, Inc. (b)	7,312	2,466,776
McKesson Corp.	1,193	552,335
Medpace Holdings, Inc. (b)	2,868	879,128
Mettler-Toledo International, Inc. (b)	327	396,638
Natera, Inc. (b)	28,433	1,781,043
Neurocrine Biosciences, Inc. (b)	2,882	379,732
Nuvalent, Inc. - Class A (b)	1,325	97,507
Regeneron Pharmaceuticals, Inc. (b)	465	408,405
TransMedics Group, Inc. (b)	6,860	541,460
UnitedHealth Group, Inc.	10,897	5,736,944
Vaxcyte, Inc. (b)	7,916	497,125
Veeva Systems, Inc. - Class A (b)	6,275	1,208,063
Vertex Pharmaceuticals, Inc. (b)	6,281	2,555,676
Waters Corp. (b)	1,204	396,393
Zoetis, Inc.	7,517	1,483,630
		29,598,829
Industrials — 5.2%
AECOM	619	57,214
Allison Transmission Holdings, Inc.	203	11,804
AMETEK, Inc.	2,517	415,028
Copart, Inc. (b)	29,736	1,457,064
Eaton Corp. PLC	951	229,020
EMCOR Group, Inc.	2,790	601,050
Fastenal Co.	588	38,085
GFL Environmental, Inc.	46,463	1,603,438
HEICO Corp. - Class A	5,564	792,536
Lockheed Martin Corp.	623	282,369
Otis Worldwide Corp.	9,404	841,376
Paycom Software, Inc.	2,434	503,156
The Boeing Co. (b)	1,445	376,654
Trane Technologies PLC	1,208	294,631
TransDigm Group, Inc.	1,031	1,042,960

	Shares	Value
Trex Co., Inc. (b)	4,112	$340,432
Uber Technologies, Inc. (b)	11,878	731,329
Verisk Analytics, Inc.	2,662	635,845
Vertiv Holdings Co.	17,002	816,606
Waste Management, Inc.	1,028	184,115
Westinghouse Air Brake Technologies Corp.	4,657	590,973
WW Grainger, Inc.	262	217,117
		12,062,802
Information Technology — 33.0%
Adobe, Inc. (b)	4,802	2,864,873
Advanced Micro Devices, Inc. (b)	6,115	901,412
Amphenol Corp. - Class A	2,861	283,611
Apple, Inc.	63,712	12,266,471
Applied Materials, Inc.	1,318	213,608
AppLovin Corp. - Class A (b)	3,460	137,881
Arista Networks, Inc. (b)	7,458	1,756,434
ASML Holding NV - ADR	607	459,450
Atlassian Corp. - Class A (b)	564	134,153
Autodesk, Inc. (b)	1,464	356,455
Broadcom, Inc.	2,015	2,249,244
Cadence Design Systems, Inc. (b)	3,824	1,041,543
Cloudflare, Inc. - Class A (b)	311	25,894
Cognex Corp.	2,500	104,350
Crowdstrike Holdings, Inc. - Class A (b)	3,340	852,769
Datadog, Inc. - Class A (b)	592	71,857
DocuSign, Inc. (b)	3,741	222,402
Elastic NV (b)	1,777	200,268
Entegris, Inc.	2,350	281,577
EPAM Systems, Inc. (b)	971	288,717
Fair Isaac Corp. (b)	40	46,560
Fortinet, Inc. (b)	24,494	1,433,634
Gartner, Inc. (b)	811	365,850
GoDaddy, Inc. - Class A (b)	4,374	464,344
Intuit, Inc.	1,066	666,282
KLA Corp.	497	288,906
Lam Research Corp.	223	174,667
Manhattan Associates, Inc. (b)	4,566	983,151
Marvell Technology, Inc.	18,632	1,123,696

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.6% (a) (Continued)
Information Technology — 33.0% (Continued)
Microsoft Corp.	63,507	$23,881,172
MongoDB, Inc. (b)	842	344,252
Motorola Solutions, Inc.	2,578	807,146
NetApp, Inc.	2,999	264,392
Nutanix, Inc. - Class A (b)	2,930	139,732
NVIDIA Corp.	22,170	10,979,027
Palantir Technologies, Inc. - Class A (b)	6,868	117,924
Palo Alto Networks, Inc. (b)	956	281,905
Pegasystems, Inc.	4,294	209,805
QUALCOMM, Inc.	11,081	1,602,645
Roper Technologies, Inc.	2,293	1,250,075
Salesforce, Inc. (b)	3,789	997,037
ServiceNow, Inc. (b)	2,760	1,949,912
Smartsheet, Inc. - Class A (b)	7,258	347,078
Snowflake, Inc. - Class A (b)	553	110,047
Splunk, Inc. (b)	594	90,496
Synopsys, Inc. (b)	1,250	643,638
Taiwan Semiconductor Co. Ltd. - ADR	6,989	726,856
Teradata Corp. (b)	2,631	114,475
Tyler Technologies, Inc. (b)	586	245,018
Workday, Inc. - Class A (b)	1,332	367,712
Zscaler, Inc. (b)	65	14,401
		75,744,804
Materials — 1.1%
Eagle Materials, Inc.	982	199,189
Martin Marietta Materials, Inc.	2,618	1,306,146
The Sherwin-Williams Co.	3,032	945,681
		2,451,016
Real Estate — 0.2%
American Tower Corp.	1,832	395,492

Total Common Stocks
(Cost $106,981,675)		187,445,987

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Notes — 0.7%
0.250%, due 06/15/24	$172,000	$168,184
0.250%, due 10/31/25	55,000	51,090
0.750%, due 11/15/24	52,000	50,180
0.875%, due 09/30/26	156,000	143,325
1.500%, due 01/31/27	44,800	41,594
2.125%, due 09/30/24	19,000	18,605
2.750%, due 04/30/27	2,000	1,924
2.750%, due 08/15/32	19,000	17,426
3.000%, due 07/15/25	61,000	59,666
3.250%, due 06/30/27	2,400	2,346
3.500%, due 02/15/33	178,900	173,729
4.125%, due 06/15/26	120,000	120,000
4.125%, due 11/15/32	84,400	85,917
4.250%, due 12/31/25	114,000	114,000
4.375%, due 11/30/28	141,000	144,371
4.375%, due 12/15/26	345,100	348,659
4.500%, due 11/15/33	2,800	2,944
4.875%, due 11/30/25	77,000	77,806

Total U.S. Treasury Obligations
(Cost $1,639,402)		1,621,766

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-123, 0.772%, due 12/25/30, Callable: 10/25/30 (d)	1,392,390	57,710
Series K-1501, 0.362%, due 04/25/30, Callable: 02/25/30 (d)	2,456,812	43,947
Series K-110, 1.696%, due 04/25/30, Callable: 02/25/30 (d)	397,321	32,101
Series K-118, 0.957%, due 09/25/30, Callable: 06/25/30 (d)	992,402	49,549
Total Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $133,679)		183,307

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS — 1.3%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 6.281%, due 03/15/37 (1 Month SOFR Rate + 0.919%) (e)(f)	$180,000	$166,948
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 7.616%, due 10/15/37 (1 Month SOFR Rate + 2.254%) (e)(f)	60,000	58,965
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.876%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (e)(f)	70,000	68,796
BX Commercial Mortgage Trust 2023-XL3
Series 2023-XL3, 7.121%, due 12/09/40 (1 Month SOFR Rate + 1.761%) (e)(f)	200,000	200,063
BX Trust 2022-LBA6
Series 2022-LBA6, 6.362%, due 01/15/39 (1 Month SOFR Rate + 1.000%) (e)(f)	200,000	196,499
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 01/25/24 (d)(f)	218,742	169,886
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 6.710%, due 12/15/36 (1 Month SOFR Rate + 1.148%) (e)(f)	106,000	105,602
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.513%, due 10/15/31 (1 Month SOFR Rate + 1.143%) (e)(f)	117,751	107,211
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (f)	180,000	130,391

	Par Value	Value
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (f)	$124,630	$120,981
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 05/25/35 (d)(f)	49,646	44,263
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 03/25/34 (d)(f)	91,888	81,630
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 01/25/24 (d)(f)	9,327	8,661
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 03/25/31 (d)(f)	69,048	61,279
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 09/25/34 (d)(f)	67,021	58,377
JP Morgan Mortgage Trust 2021-INV7
Series 2021-INV7, 2.500%, due 02/25/52, Callable: 05/25/45 (d)(f)	320,163	278,954
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 11/25/52, Callable: 10/25/49 (d)(f)	182,441	155,445
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 08/25/49 (d)(f)	87,018	84,737
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 01/25/24 (d)(f)	46,112	41,974
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/05/44 (d)(f)	275,000	181,046

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS — 1.3% (Continued)
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 01/25/49 (d)(f)	$100,000	$57,831
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 04/25/25 (d)(f)	2,532	2,479
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49, Callable: 01/25/35 (d)(f)	5,606	5,253
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 12/25/46 (d)(f)	200,000	143,209
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (f)	190,000	157,498
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/39 (d)(f)	91,706	78,857
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47, Callable: 08/15/24 (d)	180,000	160,205
Total Non-Agency Mortgage-Backed Obligations
(Cost $3,338,295)		2,927,040

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.286%, due 07/15/54, Callable: 05/15/31 (d)	984,543	64,222
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.765%, due 09/15/53, Callable: 10/15/30 (d)	989,718	65,985

	Par Value	Value
Benchmark 2021-B29 Mortgage Trust
Series X-A, 1.033%, due 09/15/54, Callable: 08/15/31 (d)	$990,427	$48,129
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.705%, due 09/15/53, Callable: 06/15/30 (d)	705,023	39,155
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $336,241)		217,491

ASSET-BACKED SECURITIES — 1.6%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	64,471	59,444
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 01/15/28	4,001	3,741
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 06/15/28	28,329	25,779
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 12/18/25	100,000	93,635
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 01/20/24 (f)	78,333	69,539
Carmax Auto Owner Trust 2023-3
Series B, 5.470%, due 02/15/29, Callable: 02/15/27	150,000	149,473
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (f)	104,767	92,465
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 02/15/27	250,000	248,662

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.6% (Continued)
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34	$186,387	$155,895
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 12/16/26	200,000	198,506
Harley-Davidson Motorcycle Trust 2023-B
Series A-4, 5.780%, due 04/15/31, Callable: 03/15/27	150,000	154,405
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (f)	100,000	100,185
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (f)	127,763	113,810
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47, Callable: 12/20/36 (f)	155,762	122,957
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (f)	58,808	58,440
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/34 (f)	50,088	41,566
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 02/20/30 (f)	255,631	236,562
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 05/15/28 (f)	56,344	49,382
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 10/15/71, Callable: 10/15/32 (f)	185,145	186,366

	Par Value	Value
OneMain Financial Issuance Trust 2023-1
Series A, 5.500%, due 06/14/38, Callable: 06/14/28 (f)	$150,000	$151,546
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (f)	200,000	189,742
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (f)	100,000	98,488
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 12/15/25 (f)	150,000	141,440
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 06/15/25	13,395	13,342
Santander Drive Auto Receivables Trust 2023-6
Series A-3, 5.930%, due 07/17/28, Callable: 06/15/28	150,000	152,231
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30, Callable: 09/25/24 (f)	331,322	328,339
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 07/15/25 (f)	37,471	37,414
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 10/25/25 (f)	38,212	37,302
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (f)	175,289	160,689
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (f)	174,101	145,984
Total Asset-Backed Securities
(Cost $3,810,355)		3,617,329

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.1%
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 7.076%, due 05/15/36, Callable: 01/15/24 (1 Month SOFR Rate + 1.714%) (e)(f)	$350,000	$338,911
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 7.326%, due 08/15/34, Callable: 03/15/24 (1 Month SOFR Rate + 1.964%) (e)(f)(g)	275,000	261,345
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 6.720%, due 04/25/34, Callable: 01/25/24 (3 Month SOFR Rate + 1.342%) (e)(f)	250,000	249,580
CIFC Funding 2021-I Ltd.
Series LTD, 6.750%, due 04/25/33, Callable: 01/25/24 (3 Month SOFR Rate + 1.372%) (e)(f)	250,000	249,996
CIFC Funding 2022-I Ltd.
Series 2022-1, 6.723%, due 04/17/35, Callable: 04/17/24 (3 Month SOFR Rate + 1.320%) (e)(f)	250,000	248,953
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 7.476%, due 07/15/39, Callable: 01/15/24 (1 Month SOFR Rate + 2.114%) (e)(f)(g)	275,000	258,412
Marble Point CLO XIV Ltd.
Series FLT, 6.957%, due 01/20/32, Callable: 01/20/24 (3 Month SOFR Rate + 1.542%) (e)(f)	450,000	449,756

	Par Value	Value
MF1 2021-FL6 Ltd.
Series 2021-FL6, 7.323%, due 07/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 1.964%) (e)(f)(g)	$175,000	$167,234
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.523%, due 10/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 2.164%) (e)(f)(g)	200,000	188,020
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.656%, due 01/20/35, Callable: 01/20/24 (3 Month SOFR Rate + 1.240%) (e)(f)	300,000	298,810
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.784%, due 04/22/30, Callable: 01/22/24 (3 Month SOFR Rate + 1.372%) (e)(f)	250,000	249,276
Octagon Investment Partners 32 Ltd.
Series FLT, 6.855%, due 07/15/29, Callable: 01/15/24 (3 Month SOFR Rate + 1.462%) (e)(f)	250,000	247,738
OHA Credit Funding 4 Ltd.
Series A-R, 6.824%, due 10/22/36, Callable: 01/22/24 (3 Month SOFR Rate + 1.412%) (e)(f)	500,000	499,899
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.789%, due 11/14/34, Callable: 02/14/24 (3 Month SOFR Rate + 1.412%) (e)(f)	250,000	249,988

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.1% (Continued)
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 7.220%, due 04/25/38, Callable: 04/25/24 (1 Month SOFR Rate + 1.864%) (e)(f)	$350,000	$345,223
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 6.675%, due 10/13/32, Callable: 01/13/24 (3 Month SOFR Rate + 1.282%) (e)(f)	500,000	497,913
Total Collateralized Loan Obligations
(Cost $4,868,778)		4,801,054

CORPORATE BONDS — 3.4%
Basic Materials — 0.2%
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	54,000	55,401
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	59,000	58,401
Nutrien Ltd.
5.950%, due 11/07/25	83,000	84,265
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	97,000	89,569
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	65,000	57,918
		345,554
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30, Callable: 03/03/30	87,000	73,619
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	130,000	107,313
Disney Walt Co.
2.000%, due 09/01/29, Callable: 06/01/29	60,000	53,282

	Par Value	Value
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	$17,000	$16,539
3.850%, due 08/15/32, Callable: 05/15/32	25,000	23,766
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 01/09/24	107,000	101,410
3.750%, due 04/15/27, Callable: 02/15/27	51,000	49,466
Verizon Communications, Inc.
2.100%, due 03/22/28, Callable: 01/22/28	65,000	58,692
2.355%, due 03/15/32, Callable: 12/15/31	139,000	115,854
		599,941
Consumer, Cyclical — 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25	62,000	58,800
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	60,000	57,800
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	124,000	119,517
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	100,000	99,153
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	90,000	79,818
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	90,000	82,745
		497,833
Consumer, Non-cyclical — 0.5%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	109,000	107,555
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	101,000	96,624
CVS Health Corp.
3.880%, due 07/20/25, Callable: 04/20/25	212,000	208,133

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
Consumer, Non-cyclical — 0.5% (Continued)
1.750%, due 08/21/30, Callable: 05/21/30	$130,000	$107,598
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	51,000	46,913
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	86,000	82,238
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	14,000	13,857
Nestle Holdings, Inc.
5.250%, due 03/13/26 (f)	150,000	152,354
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	69,000	63,581
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	54,000	50,391
1.750%, due 09/02/27, Callable: 07/02/27	153,000	136,997
2.200%, due 09/02/30, Callable: 06/02/30	61,000	51,030
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (f)	104,000	95,186
		1,212,457
Energy — 0.2%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	97,000	88,844
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	65,000	58,797
Kinder Morgan, Inc.
1.750%, due 11/15/26, Callable: 10/15/26	65,000	59,764
MPLX LP
4.880%, due 12/01/24, Callable: 09/01/24	62,000	61,593
2.650%, due 08/15/30, Callable: 05/15/30	29,000	25,073

	Par Value	Value
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	$86,000	$86,000
Plains All American Pipeline LP
4.650%, due 10/15/25, Callable: 07/15/25	86,000	85,088
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	50,000	50,125
		515,284
Financial — 1.3%
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	60,000	58,071
Aviation Capital Group LLC
1.950%, due 09/20/26, Callable: 08/20/26 (f)	71,000	64,354
Bank of America Corp.
4.000%, due 01/22/25	63,000	61,977
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (e)	160,000	157,506
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (e)	279,000	255,852
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (e)	42,000	39,648
3.419%, due 12/20/28, Callable: 12/20/27 (3 Month SOFR Rate + 1.302%) (e)	15,000	14,055
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (e)	147,000	126,364
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (f)	94,000	81,231
2.500%, due 01/10/30, Callable: 10/10/29 (f)	37,000	31,727
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (e)	83,000	74,575

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
Financial — 1.3% (Continued)
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (e)	$105,000	$103,288
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	110,000	103,518
2.900%, due 11/18/26, Callable: 09/18/26	49,000	46,618
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (e)	200,000	174,288
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (e)	142,000	128,530
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (e)	44,000	41,410
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (e)	46,000	40,650
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR Rate + 1.065%) (e)	17,000	13,844
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (e)	62,000	52,435
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	65,000	61,399
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (e)	94,000	90,518
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (e)	196,000	188,150
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (e)	159,000	146,495

	Par Value	Value
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (e)	$105,000	$95,543
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (e)	31,000	25,179
5.250%, due 04/21/34, Callable: 04/21/33 (SOFR Rate + 1.870%) (e)	92,000	91,930
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (e)	5,000	4,840
Realty, Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	96,000	87,480
Royal Bank of Canada
1.200%, due 04/27/26	70,000	64,628
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (f)	63,000	59,183
The Bank of Nova Scotia
2.700%, due 08/03/26	94,000	89,023
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (e)	79,000	74,952
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (e)	35,000	34,437
Wells Fargo & Co.
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (e)	34,000	32,742
4.540%, due 08/15/26, Callable: 08/15/25 (SOFR Rate + 1.560%) (e)	40,000	39,597
3.526%, due 03/24/28, Callable: 03/24/27 (SOFR Rate + 1.510%) (e)	37,000	35,164
		2,891,201
Industrial — 0.1%
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	123,000	109,790

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
Industrial — 0.1% (Continued)
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	$82,000	$80,599
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	86,000	85,325
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	66,000	65,672
		341,386
Technology — 0.3%
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	76,000	67,693
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	61,000	58,873
Fidelity National Information Services, Inc.
4.700%, due 07/15/27, Callable: 06/15/27	88,000	88,124
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	48,000	47,104
5.450%, due 03/02/28, Callable: 02/02/28	85,000	87,621
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	29,000	28,520
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	92,000	87,328
2.950%, due 04/01/30, Callable: 01/01/30	176,000	158,432
VMware LLC
2.200%, due 08/15/31, Callable: 05/15/31	51,000	42,276
		665,971
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	62,000	60,150
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	132,000	125,145

	Par Value	Value
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	$87,000	$80,880
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	87,000	86,915
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	106,000	100,827
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	70,000	65,128
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	66,000	61,116
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (f)	89,000	87,186
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	57,000	57,890
		725,237
Total Corporate Bonds
(Cost $8,241,201)		7,794,864

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.1%
Voya VACS Series EMHCD Fund	153	1,598
Voya VACS Series HYB Fund	96,842	997,468
Voya VACS Series SC Fund	611,063	6,251,175
Total Affiliated Registered Investment Companies
(Cost $7,521,650)		7,250,241

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
RIGHT — 0.0% (h)
ABIOMED, Inc. (b)(g)(i)	1,153	$—
Total Right
(Cost $0)		—

Total Investments at Value — 94.0%
(Cost $136,871,276)		215,859,079
Other Assets in Excess of Liabilities — 6.0%		13,873,131
Net Assets — 100.0%		$229,732,210

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

SOFR - Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	This security or a partial position of this security is on loan at December 31, 2023. The total market value of securities on loan at December 31, 2023 was $389,204 (Note 8).

(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2023.

(e)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2023.

(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2023, the value of these investments was $10,501,326, or 4.6% of total net assets.

(g)	Illiquid security. The total value of such securities is $875,011 as of December 31, 2023, representing 0.4% of net assets.

(h)	Represents less than 0.1%.

(i)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of December 31, 2023, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	December 31, 2023

Schedule of Total Return Swaps

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Notional Amount	Value/ Unrealized Appreciation
Morgan Stanley Capital	Russell 1000 Growth Total Return Index	Receive	(U.S. Federal Funds Rate + 0.480%)	01/31/2025	At Maturity	$39,159,187	$1,491,012
Total Return Swap Contracts							$1,491,012

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of FUTURES CONTRACTS

FUTURES CONTRACT PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
5-Year U.S. Treasury Note Future	1	03/28/2024	$99,361	$1,115
Total Futures Contract Purchased			$99,361	$1,115

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	14	03/28/2024	$2,800,064	$(15,597)
10-Year U.S. Treasury Note Future	14	03/19/2024	1,485,958	(57,560)
U.S. Treasury Long Bond Future	8	03/19/2024	850,974	(80,310)
Ultra 10-Year U.S. Treasury Bond Future	9	03/19/2024	903,563	(51,839)
Ultra Long-Term U.S. Treasury Bond Future	4	03/19/2024	319,559	(48,985)
Total Futures Contracts Sold Short			$6,360,118	$(254,291)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments

	Shares	Value
COMMON STOCKS — 83.3% (a)
Communication Services — 4.1%
Alphabet, Inc. - Class A (b)	11,511	$1,607,972
Alphabet, Inc. - Class C (b)	1,450	204,348
AT&T, Inc.	25,200	422,856
Comcast Corp. - Class A	27,988	1,227,274
Electronic Arts, Inc.	1,487	203,436
Live Nation Entertainment, Inc. (b)	4,130	386,568
Meta Platforms, Inc. - Class A (b)	530	187,599
Omnicom Group, Inc.	3,157	273,112
Paramount Global - Class B	15,400	227,766
Playtika Holding Corp. (b)	6,008	52,390
Roku, Inc. (b)	1,010	92,577
Take-Two Interactive Software, Inc. (b)	912	146,786
The New York Times Co. - Class A	3,610	176,854
The Walt Disney Co.	3,900	352,131
Verizon Communications, Inc.	8,820	332,514
Vodafone Group PLC - ADR	40,985	356,569
Warner Bros Discovery, Inc. (b)	45,804	521,250
		6,772,002
Consumer Discretionary — 5.9%
Adient PLC (b)	5,665	205,979
Amazon.com, Inc. (b)	3,678	558,835
Aptiv PLC (b)	4,600	412,712
AutoNation, Inc. (b)	530	79,595
Booking Holdings, Inc. (b)	78	276,683
BorgWarner, Inc.	7,400	265,290
Carter’s, Inc.	700	52,423
Darden Restaurants, Inc.	300	49,290
Dick’s Sporting Goods, Inc.	170	24,981
DoorDash, Inc. - Class A (b)	3,446	340,775
DR Horton, Inc.	1,000	151,980
eBay, Inc.	1,290	56,270
Expedia Group, Inc. (b)	230	34,912
General Motors Co.	39,084	1,403,897
Grand Canyon Education, Inc. (b)	2,318	306,069
Kohl’s Corp.	3,970	113,860

	Shares	Value
Lennar Corp. - Class A	450	$67,068
Lennar Corp. - Class B	300	40,215
Lowe’s Cos., Inc.	140	31,157
LVMH Moet Hennessy Louis Vuitton SE	284	229,999
Macy’s, Inc.	10,030	201,804
Magna International, Inc.	16,772	990,890
McDonald’s Corp.	2,119	628,305
NIKE, Inc. - Class B	5,552	602,781
Nordstrom, Inc.	5,930	109,408
Ollie’s Bargain Outlet Holdings, Inc. (b)	1,310	99,416
O’Reilly Automotive, Inc. (b)	150	142,512
PulteGroup, Inc.	2,566	264,862
Ross Stores, Inc.	3,180	440,080
Royal Caribbean Cruises Ltd. (b)	820	106,182
Starbucks Corp.	1,770	169,938
The Gap, Inc.	14,470	302,568
Toll Brothers, Inc.	4,335	445,595
TopBuild Corp. (b)	660	247,012
Williams-Sonoma, Inc.	180	36,320
Yum! Brands, Inc.	1,270	165,938
		9,655,601
Consumer Staples — 3.4%
Colgate-Palmolive Co.	11,874	946,476
Costco Wholesale Corp.	1,238	817,179
Diageo PLC	6,704	244,052
General Mills, Inc.	1,740	113,344
Kenvue, Inc.	20,464	440,590
Mondelez International, Inc. - Class A	2,265	164,054
PepsiCo, Inc.	1,215	206,356
Pernod Ricard SA	1,122	197,871
The Boston Beer Co., Inc. - Class A (b)	202	69,809
The Coca-Cola Co.	5,803	341,971
The Procter & Gamble Co.	4,499	659,283
Unilever PLC - ADR	17,385	842,825
Walmart, Inc.	3,568	562,495
		5,606,305
Energy — 6.8%
Antero Midstream Corp.	15,073	188,865
APA Corp.	48,013	1,722,706

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 83.3% (a) (Continued)
Energy — 6.8% (Continued)
Baker Hughes Co.	8,755	$299,246
Cenovus Energy, Inc.	18,105	301,448
Chevron Corp.	5,617	837,832
ConocoPhillips	7,529	873,891
Equitrans Midstream Corp.	7,020	71,464
Exxon Mobil Corp.	10,027	1,002,499
Halliburton Co.	11,240	406,326
HF Sinclair Corp.	2,130	118,364
Marathon Oil Corp.	42,502	1,026,848
Marathon Petroleum Corp.	2,020	299,687
Murphy Oil Corp.	5,730	244,442
NOV, Inc.	45,295	918,583
Occidental Petroleum Corp.	917	54,754
Ovintiv, Inc.	13,500	592,920
Phillips 66	820	109,175
Schlumberger NV	6,900	359,076
Shell PLC - ADR	13,337	877,575
Southwestern Energy Co. (b)	23,650	154,907
Targa Resources Corp.	588	51,080
TechnipFMC PLC	6,510	131,111
TotalEnergies SE	6,622	450,317
Valero Energy Corp.	1,090	141,700
		11,234,816
Financials — 20.5%
AIB Group PLC	39,618	169,696
American Express Co.	2,740	513,312
American International Group, Inc.	25,939	1,757,367
Aon PLC - Class A	2,105	612,597
Arch Capital Group Ltd. (b)	1,482	110,068
Arthur J Gallagher & Co.	2,469	555,229
Assurant, Inc.	430	72,451
Axis Capital Holdings Ltd.	5,050	279,618
Bank of America Corp.	43,335	1,459,089
Bank OZK	930	46,342
Berkshire Hathaway, Inc. - Class B (b)	4,487	1,600,333
Block, Inc. (b)	3,530	273,045
Brown & Brown, Inc.	300	21,333
Capital One Financial Corp.	4,190	549,393
Cboe Global Markets, Inc.	760	135,706
Chubb Ltd.	2,352	531,552

	Shares	Value
Cincinnati Financial Corp.	4,220	$436,601
Citigroup, Inc.	40,206	2,068,197
Citizens Financial Group, Inc.	35,315	1,170,339
CME Group, Inc.	3,639	766,373
Corebridge Financial, Inc.	24,100	522,006
Discover Financial Services	5,340	600,216
Everest Group Ltd.	232	82,031
Fidelity National Information Services, Inc.	19,960	1,198,997
Fifth Third Bancorp	1,930	66,566
First Citizens BancShares, Inc. - Class A	164	232,711
First Horizon Corp.	10,290	145,706
Fiserv, Inc. (b)	470	62,435
FNB Corp.	2,540	34,976
JPMorgan Chase & Co.	6,537	1,111,944
Loews Corp.	1,940	135,005
M&T Bank Corp.	3,020	413,982
Marsh & McLennan Cos., Inc.	2,833	536,769
Mastercard, Inc. - Class A	2,361	1,006,990
MetLife, Inc.	1,910	126,308
MGIC Investment Corp.	22,760	439,040
Moody’s Corp.	1,628	635,832
Morningstar, Inc.	869	248,743
MSCI, Inc.	520	294,138
NCR Atleos Corp. (b)	230	5,587
Northern Trust Corp.	3,149	265,713
Old Republic International Corp.	4,350	127,890
Pinnacle Financial Partners, Inc.	4,376	381,675
Popular, Inc.	5,580	457,951
Primerica, Inc.	1,066	219,340
Reinsurance Group of America, Inc.	240	38,827
Resona Holdings, Inc.	32,000	162,610
RLI Corp.	3,840	511,181
S&P Global, Inc.	1,168	514,527
SLM Corp.	7,090	135,561
State Street Corp.	10,196	789,782
StoneCo Ltd. - Class A (b)	4,710	84,921
The Bank of New York Mellon Corp.	21,697	1,129,329

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 83.3% (a) (Continued)
Financials — 20.5% (Continued)
The Charles Schwab Corp.	17,600	$1,210,880
The Goldman Sachs Group, Inc.	2,835	1,093,658
The Hartford Financial Services Group, Inc.	14,147	1,137,136
The Progressive Corp.	462	73,587
The Travelers Cos., Inc.	70	13,334
The Western Union Co.	2,860	34,091
US Bancorp	31,985	1,384,311
Voya Financial, Inc.	1,520	110,899
W R Berkley Corp.	3,092	218,666
Wells Fargo & Co.	47,801	2,352,765
WEX, Inc. (b)	270	52,528
Willis Towers Watson PLC	1,519	366,383
		33,896,168
Health Care — 9.7%
Abbott Laboratories	3,930	432,575
Agilent Technologies, Inc.	5,880	817,496
Amgen, Inc.	1,180	339,864
Becton Dickinson & Co.	140	34,136
Bio-Techne Corp.	1,329	102,546
Boston Scientific Corp. (b)	700	40,467
Bristol-Myers Squibb Co.	5,311	272,507
Bruker Corp.	9,389	689,904
Catalent, Inc. (b)	1,980	88,961
Centene Corp. (b)	10,352	768,222
Chemed Corp.	100	58,475
CVS Health Corp.	18,549	1,464,629
Danaher Corp.	1,807	418,031
Elevance Health, Inc.	4,110	1,938,112
Envista Holdings Corp. (b)	8,301	199,722
Exelixis, Inc. (b)	1,480	35,505
GE HealthCare Technologies, Inc.	12,658	978,717
Gilead Sciences, Inc.	246	19,928
GSK PLC - ADR	6,931	256,863
HCA Healthcare, Inc.	2,214	599,286
Humana, Inc.	50	22,890
ICON PLC (b)	2,383	674,556
Incyte Corp. (b)	8,290	520,529
IQVIA Holdings, Inc. (b)	623	144,150
Jazz Pharmaceuticals PLC (b)	340	41,820

	Shares	Value
Johnson & Johnson	6,720	$1,053,293
Maravai LifeSciences Holdings, Inc. - Class A (b)	6,379	41,782
Medtronic PLC	12,683	1,044,826
Merck & Co., Inc.	3,470	378,299
Molina Healthcare, Inc. (b)	150	54,197
Organon & Co.	2,490	35,906
Sanofi - ADR	5,385	267,796
Stryker Corp.	1,370	410,260
The Cigna Group	2,615	783,062
United Therapeutics Corp. (b)	160	35,182
UnitedHealth Group, Inc.	900	473,823
Vertex Pharmaceuticals, Inc. (b)	210	85,447
Zimmer Biomet Holdings, Inc.	2,584	314,473
		15,938,237
Industrials — 12.5%
3M Co.	4,412	482,320
Allison Transmission Holdings, Inc.	101	5,873
AECOM	1,060	97,976
Automatic Data Processing, Inc.	860	200,354
Caterpillar, Inc.	1,050	310,454
Cintas Corp.	410	247,091
CNH Industrial NV	47,130	574,043
Core & Main, Inc. - Class A (b)	330	13,335
Crane Co.	400	47,256
Cummins, Inc.	2,906	696,190
Curtiss-Wright Corp.	114	25,398
Eaton Corp. PLC	1,300	313,066
EMCOR Group, Inc.	3,132	674,727
Equifax, Inc.	979	242,097
Esab Corp.	2,315	200,525
Fastenal Co.	590	38,214
FedEx Corp.	4,990	1,262,320
Ferguson PLC	2,253	434,987
Flowserve Corp.	2,590	106,760
Fluor Corp. (b)	5,616	219,979
Gates Industrial Corp. PLC (b)	4,040	54,217

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 83.3% (a) (Continued)
Industrials — 12.5% (Continued)
General Dynamics Corp.	2,037	$528,948
General Electric Co.	9,981	1,273,875
Graco, Inc.	2,061	178,812
Honeywell International, Inc.	3,636	762,506
Howmet Aerospace, Inc.	5,080	274,930
Hubbell, Inc.	569	187,161
IDEX Corp.	1,285	278,986
Ingersoll Rand, Inc.	5,219	403,638
ITT, Inc.	1,210	144,377
Johnson Controls International PLC	7,005	403,768
Kirby Corp. (b)	772	60,587
MSA Safety, Inc.	1,427	240,920
Oshkosh Corp.	3,920	424,967
Otis Worldwide Corp.	10,677	955,271
PACCAR, Inc.	6,826	666,559
Parker-Hannifin Corp.	340	156,638
Paychex, Inc.	136	16,199
RBC Bearings, Inc. (b)	1,243	354,118
Regal Rexnord Corp.	1,016	150,388
Republic Services, Inc.	1,205	198,717
Rockwell Automation, Inc.	1,657	514,465
RTX Corp.	8,360	703,410
Science Applications International Corp.	820	101,942
Simpson Manufacturing Co., Inc.	1,223	242,130
Tetra Tech, Inc.	1,255	209,497
Textron, Inc.	3,150	253,323
The Boeing Co. (b)	5,350	1,394,531
The Timken Co.	3,200	256,480
Trane Technologies PLC	2,031	495,361
TransUnion	3,163	217,330
United Parcel Service, Inc. - Class B	300	47,169
Verisk Analytics, Inc.	1,034	246,981
Westinghouse Air Brake Technologies Corp.	2,215	281,084
Watsco, Inc.	1,140	488,456
Watts Water Technologies, Inc. - Class A	3,307	688,980
Woodward, Inc.	1,660	225,976

	Shares	Value
Xylem, Inc.	3,040	$347,654
		20,623,316
Information Technology — 13.8%
Accenture PLC - Class A	2,349	824,288
Adobe, Inc. (b)	602	359,153
Akamai Technologies, Inc. (b)	2,739	324,161
Analog Devices, Inc.	4,240	841,894
ANSYS, Inc. (b)	1,632	592,220
Applied Materials, Inc.	1,996	323,492
AppLovin Corp. - Class A (b)	1,930	76,910
Autodesk, Inc. (b)	1,555	378,611
Avnet, Inc.	5,460	275,184
Cadence Design Systems, Inc. (b)	4,185	1,139,868
Capgemini SE	1,870	389,652
Cirrus Logic, Inc. (b)	1,840	153,070
Cisco Systems, Inc.	20,050	1,012,926
Cognizant Technology Solutions Corp. - Class A	3,558	268,736
Corning, Inc.	17,051	519,203
DoubleVerify Holdings, Inc. (b)	1,060	38,987
F5, Inc. (b)	8,653	1,548,714
Gen Digital, Inc.	3,350	76,447
GoDaddy, Inc. - Class A (b)	5,119	543,433
Intel Corp.	13,440	675,360
KLA Corp.	702	408,073
Lam Research Corp.	660	516,952
LiveRamp Holdings, Inc. (b)	1,744	66,063
Manhattan Associates, Inc. (b)	897	193,142
Micron Technology, Inc.	8,262	705,079
Microsoft Corp.	7,744	2,912,054
NetApp, Inc.	2,710	238,914
Nutanix, Inc. - Class A (b)	4,910	234,158
Oracle Corp.	6,092	642,280
PTC, Inc. (b)	1,164	203,653
QUALCOMM, Inc.	880	127,274
Salesforce, Inc. (b)	5,326	1,401,484
Silicon Laboratories, Inc. (b)	1,431	189,278
Synopsys, Inc. (b)	1,494	769,275

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 83.3% (a) (Continued)
Information Technology — 13.8% (Continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3,376	$351,104
TE Connectivity Ltd.	4,992	701,376
Telefonaktiebolaget LM Ericsson - ADR	284,552	1,792,678
Teradata Corp. (b)	1,989	86,541
UiPath, Inc. - Class A (b)	2,930	72,781
VeriSign, Inc. (b)	219	45,105
Workday, Inc. - Class A (b)	2,262	624,448
Zoom Video Communications, Inc. - Class A (b)	2,490	179,056
		22,823,077
Materials — 3.3%
Corteva, Inc.	6,115	293,031
CRH PLC	4,955	342,688
Eagle Materials, Inc.	1,690	342,800
Ecolab, Inc.	190	37,686
Franco-Nevada Corp.	3,268	361,982
International Paper Co.	4,335	156,710
Linde PLC	28	11,500
Martin Marietta Materials, Inc.	1,252	624,635
NewMarket Corp.	444	242,349
Newmont Corp.	4,260	176,321
Nucor Corp.	1,290	224,512
Olin Corp.	12,850	693,257
Royal Gold, Inc.	2,811	340,019
RPM International, Inc.	1,782	198,925
SSR Mining, Inc.	6,240	67,142
The Sherwin-Williams Co.	871	271,665
Vulcan Materials Co.	3,111	706,228
Wheaton Precious Metals Corp.	5,746	283,473
		5,374,923
Real Estate — 1.8%
Apartment Income REIT Corp.	6,156	213,798
Boston Properties, Inc.	1,390	97,536
Camden Property Trust	1,010	100,283
CBRE Group, Inc. - Class A (b)	3,452	321,347

	Shares	Value
Cousins Properties, Inc.	5,880	$143,178
EPR Properties	6,720	325,584
Equinix, Inc.	100	80,539
Healthpeak Properties, Inc.	1,480	29,304
Host Hotels & Resorts, Inc.	8,860	172,504
Kilroy Realty Corp.	840	33,466
Lamar Advertising Co. - Class A	500	53,140
Mid-America Apartment Communities, Inc.	199	26,757
Park Hotels & Resorts, Inc.	20,440	312,732
Rayonier, Inc.	6,005	200,627
SBA Communications Corp.	1,020	258,764
Welltower, Inc.	6,540	589,712
		2,959,271
Utilities — 1.5%
American Electric Power Co., Inc.	980	79,596
Dominion Energy, Inc.	3,510	164,970
Duke Energy Corp.	1,100	106,744
Evergy, Inc.	840	43,848
Eversource Energy	1,380	85,174
Exelon Corp.	1,640	58,876
IDACORP, Inc.	240	23,597
National Fuel Gas Co.	880	44,150
NextEra Energy, Inc.	6,580	399,669
NiSource, Inc.	2,360	62,658
PPL Corp.	43,403	1,176,221
Public Service Enterprise Group, Inc.	670	40,970
Sempra	540	40,354
The Southern Co.	2,061	144,517
Xcel Energy, Inc.	490	30,336
		2,501,680
Total Common Stocks
(Cost $114,041,053)		137,385,396

	Par Value
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Notes — 0.2%
0.250%, due 06/15/24	$50,000	48,891
0.750%, due 11/15/24	9,900	9,553
4.875%, due 11/30/25	45,300	45,774
4.125%, due 06/15/26	33,000	33,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.2% (Continued)
U.S. Treasury Notes — 0.2% (Continued)
0.875%, due 09/30/26	$60,200	$55,309
1.250%, due 11/30/26	90,100	83,314
4.375%, due 12/15/26	25,900	26,167
1.500%, due 01/31/27	9,900	9,191
2.750%, due 04/30/27	300	289
3.250%, due 06/30/27	500	489
4.375%, due 11/30/28	36,000	36,861
2.750%, due 08/15/32	5,100	4,678
4.125%, due 11/15/32	4,300	4,377
4.500%, due 11/15/33	600	631
2.125%, due 09/30/24	4,400	4,308
3.000%, due 07/15/25	15,000	14,672
1.250%, due 09/30/28	700	621
3.500%, due 02/15/33	24,600	23,889
Total U.S. Treasury Obligations
(Cost $413,047)		402,014

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-1501, 0.362%, due 04/25/30, Callable: 02/25/30 (c)	1,579,379	28,251
Series K-110, 1.696%, due 04/25/30, Callable: 02/25/30 (c)	297,991	24,076
Series K-118, 0.957%, due 09/25/30, Callable: 06/25/30 (c)	595,441	29,730
Total Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $60,282)		82,057

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.3%
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.876%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (d)(e)	70,000	68,797

	Par Value	Value
BX Commercial Mortgage Trust 2022-CSMO
Series 2022-CSMO, 8.503%, due 06/15/27 (1 Month SOFR Rate + 3.141%) (d)(e)	$100,000	$100,062
BX Trust 2022-LBA6
Series 2022-LBA6, 6.362%, due 01/15/39 (1 Month SOFR Rate + 1.000%) (d)(e)	200,000	196,499
BX Trust 2022-PSB
Series 2022-PSB, 7.813%, due 08/15/39 (1 Month SOFR Rate + 2.451%) (d)(e)	177,154	176,988
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 01/25/24 (c)(d)	145,828	113,257
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.513%, due 10/15/31 (1 Month SOFR Rate + 1.143%) (d)(e)	76,192	69,372
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (d)	120,000	86,927
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (d)	86,282	83,756
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 05/25/35 (c)(d)	32,662	29,121
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 03/25/34 (c)(d)	58,850	52,280
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 01/25/24 (c)(d)	8,436	7,833

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.3% (Continued)
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 03/25/31 (c)(d)	$51,786	$45,959
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 09/25/34 (c)(d)	40,212	35,026
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 11/25/52, Callable: 10/25/49 (c)(d)	182,441	155,445
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 08/25/49 (c)(d)	87,018	84,737
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 01/25/24 (c)(d)	32,937	29,981
KREST Commercial Mortgage Securities Trust 2021- CHIP
Series C, 3.024%, due 11/05/44 (c)(d)	225,000	148,128
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.883%, due 11/15/49, Callable: 11/15/26 (c)	100,000	67,620
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 01/25/49 (c)(d)	100,000	57,831
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50, Callable: 06/25/45 (c)(d)	31,970	27,545
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43, Callable: 03/25/28 (c)	43,669	37,051
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 04/25/25 (c)(d)	1,266	1,240

	Par Value	Value
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 12/25/46 (c)(d)	$100,000	$71,605
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (d)	140,000	116,051
Verus Securitization Trust 2021-3
Series 2021-3, 1.046%, due 06/25/66, Callable: 06/25/24 (c)(d)	149,675	119,149
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/39 (c)(d)	55,024	47,314
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47, Callable: 08/15/24 (c)	120,000	106,803
Total Non-Agency Mortgage-Backed Obligations
(Cost $2,482,909)		2,136,377

NON-AGENCY MORTAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.286%, due 07/15/54, Callable: 05/15/31 (c)	984,543	64,222
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.705%, due 09/15/53, Callable: 06/15/30 (c)	456,776	25,368
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $135,297)		89,590

ASSET-BACKED SECURITIES — 1.7%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	40,616	37,450

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.7% (Continued)
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 01/15/28	$1,334	$1,247
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 06/15/28	12,141	11,048
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 12/18/25	100,000	93,635
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 01/20/24 (d)	78,333	69,539
Carmax Auto Owner Trust 2023-3
Series B, 5.470%, due 02/15/29, Callable: 02/15/27	100,000	99,649
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (d)	83,813	73,972
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 02/15/27	200,000	198,930
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34	88,996	74,437
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 12/16/26	150,000	148,879
Harley-Davidson Motorcycle Trust 2023-B
Series A-4, 5.780%, due 04/15/31, Callable: 03/15/27	150,000	154,405
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (d)	100,000	100,185

	Par Value	Value
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (d)	$85,175	$75,873
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (d)	29,404	29,220
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/34 (d)	50,088	41,566
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 02/20/30 (d)	201,814	186,759
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69, Callable: 08/15/27 (d)	51,769	46,159
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 05/15/28 (d)	37,563	32,921
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 10/15/71, Callable: 10/15/32 (d)	185,145	186,366
OneMain Financial Issuance Trust 2023-1
Series A, 5.500%, due 06/14/38, Callable: 06/14/28 (d)	100,000	101,030
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (d)	100,000	94,871
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (d)	100,000	98,488
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 12/15/25 (d)	100,000	94,294

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.7% (Continued)
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 06/15/25	$13,395	$13,342
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54, Callable: Currently (d)	99,405	90,379
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30, Callable: 09/25/24 (d)	236,659	234,528
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 07/15/25 (d)	37,471	37,414
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 10/25/25 (d)	22,927	22,381
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (d)	105,174	96,413
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)	130,576	109,488
Westlake Automobile Receivables Trust 2022-2
Series B, 4.310%, due 09/15/27, Callable: 03/15/26 (d)	200,000	197,455
Total Asset-Backed Securities
(Cost $2,978,470)		2,852,323

COLLATERALIZED LOAN OBLIGATIONS — 2.5%
Apidos CLO XXIII
Series XXIII, 6.875%, due 04/15/33, Callable: 01/15/24 (3 Month SOFR Rate + 1.482%) (d)(e)	250,000	249,480

	Par Value	Value
Arbor Realty Commercial Real Estate Notes 2021- FL2 Ltd.
Series B, 7.076%, due 05/15/36, Callable: 01/15/24 (1 Month SOFR Rate + 1.714%) (d)(e)	$250,000	$242,079
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 7.326%, due 08/15/34, Callable: 03/15/24 (1 Month SOFR Rate + 1.964%) (d)(e)(f)	225,000	213,828
Benefit Street Partners CLO XIX Ltd.
Series A, 7.005%, due 01/15/33, Callable: 01/15/24 (3 Month SOFR Rate + 1.612%) (d)(e)	250,000	249,938
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 6.795%, due 04/15/34, Callable: 01/15/24 (3 Month SOFR Rate + 1.402%) (d)(e)	250,000	249,501
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 7.476%, due 07/15/39, Callable: 01/15/24 (1 Month SOFR Rate + 2.114%) (d)(e)(f)	225,000	211,428
Madison Park Funding XXI Ltd.
Series FLT, 7.055%, due 10/15/32, Callable: 01/15/24 (3 Month SOFR Rate + 1.662%) (d)(e)	250,000	249,452
Marble Point CLO XIV Ltd.
Series FLT, 6.957%, due 01/20/32, Callable: 01/20/24 (3 Month SOFR Rate + 1.542%) (d)(e)	280,000	279,848

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.5% (Continued)
MF1 2021-FL6 Ltd.
Series 2021-FL6, 7.323%, due 07/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 1.964%) (d)(e)(f)	$225,000	$215,015
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.523%, due 10/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 2.164%) (d)(e)(f)	200,000	188,020
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.656%, due 01/20/35, Callable: 01/20/24 (3 Month SOFR Rate + 1.240%) (d)(e)	250,000	249,008
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.784%, due 04/22/30, Callable: 01/22/24 (3 Month SOFR Rate + 1.372%) (d)(e)	250,000	249,276
Octagon Investment Partners 48 Ltd.
Series A-R, 6.827%, due 10/20/34, Callable: 01/20/24 (3 Month SOFR Rate + 1.412%) (d)(e)	250,000	249,990
OHA Credit Funding 3 Ltd.
Series A-R, 6.817%, due 07/02/35, Callable: 01/20/24 (3 Month SOFR Rate + 1.402%) (d)(e)	250,000	249,343
OHA Loan Funding 2015-1 Ltd.
Series LTD, 6.808%, due 01/19/37, Callable: 01/19/24 (3 Month SOFR Rate + 1.412%) (d)(e)	270,000	269,994

	Par Value	Value
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.789%, due 11/14/34, Callable: 02/14/24 (3 Month SOFR Rate + 1.412%) (d)(e)	$250,000	$249,989
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 7.220%, due 04/25/38, Callable: 04/25/24 (1 Month SOFR Rate + 1.864%) (d)(e)	250,000	246,588
Total Collateralized Loan Obligations
(Cost $4,167,073)		4,112,777

CORPORATE BONDS — 3.3%
Basic Materials — 0.1%
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	39,000	40,012
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	41,000	40,584
Nutrien Ltd.
5.950%, due 11/07/25	59,000	59,899
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	68,000	62,791
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	47,000	41,879
		245,165
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30, Callable: 03/03/30	64,000	54,157
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	87,000	71,817
Disney Walt Co.
2.000%, due 09/01/29, Callable: 06/01/29	42,000	37,297
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	11,000	10,701

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.3% (Continued)
Communications — 0.3% (Continued)
3.850%, due 08/15/32, Callable: 05/15/32	$16,000	$15,211
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 01/09/24	74,000	70,134
3.750%, due 04/15/27, Callable: 02/15/27	35,000	33,948
Verizon Communications, Inc.
2.100%, due 03/22/28, Callable: 01/22/28	45,000	40,633
2.355%, due 03/15/32, Callable: 12/15/31	96,000	80,014
		413,912
Consumer, Cyclical — 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25	44,000	41,729
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	42,000	40,460
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	86,000	82,891
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	69,000	68,415
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	60,000	53,212
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	64,000	58,841
		345,548
Consumer, Non-cyclical — 0.5%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	74,000	73,019
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	69,000	66,010
CVS Health Corp.
3.875%, due 07/20/25, Callable: 04/20/25	148,000	145,300
1.750%, due 08/21/30, Callable: 05/21/30	54,000	44,695

	Par Value	Value
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	$37,000	$34,035
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	60,000	57,375
Johnson & Johnson
1.300%, due 09/01/30, Callable: 06/01/30	60,000	50,391
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	7,000	6,929
Nestle Holdings, Inc.
5.250%, due 03/13/26 (d)	150,000	152,354
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	25,000	23,037
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	38,000	35,461
1.750%, due 09/02/27, Callable: 07/02/27	107,000	95,808
2.200%, due 09/02/30, Callable: 06/02/30	42,000	35,135
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (d)	65,000	59,491
		879,040
Energy — 0.2%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	69,000	63,199
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	46,000	41,610
Kinder Morgan, Inc.
1.750%, due 11/15/26,
Callable: 10/15/26	45,000	41,375
MPLX LP
4.875%, due 12/01/24, Callable: 09/01/24	44,000	43,711
2.650%, due 08/15/30, Callable: 05/15/30	16,000	13,833
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	60,000	60,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.3% (Continued)
Energy — 0.2% (Continued)
Plains All American Pipeline LP
4.650%, due 10/15/25, Callable: 07/15/25	$60,000	$59,364
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	34,000	34,085
		357,177
Financial — 1.3%
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	40,000	38,714
Aviation Capital Group LLC
1.950%, due 09/20/26, Callable: 08/20/26 (d)	44,000	39,881
Bank of America Corp.
4.000%, due 01/22/25	44,000	43,286
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (e)	116,000	114,192
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (e)	194,000	177,904
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (e)	26,000	24,544
3.419%, due 12/20/28, Callable: 12/20/27 (3 Month SOFR Rate + 1.302%) (e)	10,000	9,370
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (e)	103,000	88,541
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (d)	62,000	53,578
2.500%, due 01/10/30, Callable: 10/10/29 (d)	23,000	19,722
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (e)	58,000	52,113

	Par Value	Value
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (e)	$72,000	$70,826
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	77,000	72,463
2.900%, due 11/18/26, Callable: 09/18/26	40,000	38,055
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (e)	200,000	174,288
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (e)	99,000	89,609
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (e)	48,000	45,174
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (e)	31,000	27,395
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR Rate + 1.065%) (e)	8,000	6,515
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (e)	43,000	36,366
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	30,000	28,338
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (e)	65,000	62,592
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (e)	139,000	133,433
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (e)	111,000	102,270
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (e)	72,000	65,515

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.3% (Continued)
Financial — 1.3% (Continued)
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (e)	$15,000	$12,184
5.250%, due 04/21/34, Callable: 04/21/33 (SOFR Rate + 1.870%) (e)	64,000	63,951
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (e)	4,000	3,872
Realty Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	69,000	62,876
Royal Bank of Canada
1.200%, due 04/27/26	50,000	46,163
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (d)	52,000	48,849
The Bank of Nova Scotia
2.700%, due 08/03/26	66,000	62,505
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (e)	55,000	52,182
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (e)	23,000	22,630
Wells Fargo & Co.
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (e)	23,000	22,149
4.540%, due 08/15/26, Callable: 08/15/25 (SOFR Rate + 1.560%) (e)	28,000	27,718
3.526%, due 03/24/28, Callable: 03/24/27 (SOFR Rate + 1.510%) (e)	26,000	24,710
		2,064,473
Industrial — 0.1%
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	77,000	68,730
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	57,000	56,026

	Par Value	Value
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	$61,000	$60,522
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	46,000	45,771
		231,049
Technology — 0.3%
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	54,000	48,098
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	43,000	41,500
Fidelity National Information Services, Inc. 4.700%, due 07/15/27, Callable: 06/15/27	62,000	62,087
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	39,000	38,272
5.450%, due 03/02/28, Callable: 02/02/28	60,000	61,850
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	24,000	23,603
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	66,000	62,648
2.950%, due 04/01/30, Callable: 01/01/30	121,000	108,922
VMware LLC
2.200%, due 08/15/31, Callable: 05/15/31	37,000	30,671
		477,651
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	47,000	45,598
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	92,000	87,222
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	61,000	56,709

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.3% (Continued)
Utilities — 0.3% (Continued)
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	$70,000	$69,932
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	74,000	70,389
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	45,000	41,868
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	45,000	41,670
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (d)	59,000	57,797
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	39,000	39,609
		510,794
Total Corporate Bonds
(Cost $5,722,710)		5,524,809

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.1%
Voya VACS Series EMHCD Fund	111	1,161
Voya VACS Series HYB Fund	81,570	840,168
Voya VACS Series SC Fund	423,390	4,331,284
Total Affiliated Registered Investment Companies
(Cost $5,378,394)		5,172,613

Total Investments at Value — 95.6%
(Cost $135,379,235)		157,757,956
Other Assets in Excess of Liabilities — 4.4%		7,194,145
Net Assets — 100.0%		$164,952,101

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2023.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2023, the value of these investments was $8,488,655, or 5.1% of total net assets.
(e)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2023.
(f)	Illiquid security. The total value of such securities is $828,290 as of December 31, 2023, representing 0.5% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023
Schedule of TOTAL RETURN SWAPS

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Notional Amount	Value/ Unrealized Appreciation
Morgan Stanley Capital	Russell 1000 Value Total Return Index	Receive	(U.S. Federal Funds Rate + 0.420%)	01/31/2025	At Maturity	$27,968,815	$1,349,363
Total Return Swap Contracts							$1,349,363

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio	December 31, 2023
Schedule of FUTURES CONTRACTS

FUTURES CONTRACT PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	3	03/28/2024	$600,011	$2,830
Total Futures Contracts Purchased			$600,011	$2,830

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
5-Year U.S. Treasury Note Future	9	03/28/2024	$894,280	$(17,385)
10-Year U.S. Treasury Note Future	8	03/19/2024	849,123	(32,891)
U.S. Treasury Long Bond Future	6	03/19/2024	638,235	(60,232)
Ultra 10-Year U.S. Treasury Bond Future	9	03/19/2024	903,562	(47,316)
Ultra Long-Term U.S. Treasury Bond Future	1	03/19/2024	79,887	(12,932)
Total Futures Contracts Sold Short			$3,365,087	$(170,756)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments

	Shares	Value
COMMON STOCKS — 99.1% (a)
Communication Services — 1.3%
Cargurus, Inc. (b)	1,019	$24,619
Cars.com, Inc. (b)	355	6,734
Cinemark Holdings, Inc. (b)	1,976	27,842
Cogent Communications Holdings, Inc.	681	51,797
Eventbrite, Inc. - Class A (b)	1,039	8,686
IMAX Corp. (b)	855	12,842
Integral Ad Science Holding Corp. (b)	1,513	21,772
Lions Gate Entertainment Corp. - Class A (b)	2,125	23,163
Lions Gate Entertainment Corp. - Class B (b)	1,582	16,121
MediaAlpha, Inc. - Class A (b)	196	2,185
Shutterstock, Inc.	515	24,864
Vimeo, Inc. (b)	2,139	8,385
Yelp, Inc. (b)	2,009	95,106
		324,116
Consumer Discretionary — 11.2%
Abercrombie & Fitch Co. - Class A (b)	303	26,731
Academy Sports & Outdoors, Inc.	610	40,260
America’s Car-Mart, Inc. (b)	1,437	108,882
Asbury Automotive Group, Inc. (b)	42	9,449
Boot Barn Holdings, Inc. (b)	3,180	244,097
Brinker International, Inc. (b)	100	4,318
Carvana Co. (b)	910	48,175
Cavco Industries, Inc. (b)	61	21,144
Coursera, Inc. (b)	1,704	33,006
Dillard’s, Inc. - Class A (c)	7	2,826
Everi Holdings, Inc. (b)	724	8,159
Figs, Inc. - Class A (b)	1,722	11,968
First Watch Restaurant Group, Inc. (b)	262	5,266
Frontdoor, Inc. (b)	1,150	40,503
Green Brick Partners, Inc. (b)	480	24,931
Hibbett, Inc.	153	11,019

	Shares	Value
Hilton Grand Vacations, Inc. (b)	746	$29,974
Inspired Entertainment, Inc. (b)	682	6,738
Installed Building Products, Inc.	281	51,372
International Game Technology PLC	520	14,253
KB Home	29	1,811
Laureate Education, Inc.	1,748	23,965
Light & Wonder, Inc. (b)	175	14,369
M/I Homes, Inc. (b)	33	4,545
Marine Products Corp.	205	2,337
Murphy USA, Inc.	12	4,279
OneSpaWorld Holdings Ltd. (b)	21,886	308,593
Perdoceo Education Corp.	376	6,603
Portillo’s, Inc. - Class A (b)	8,725	138,989
Potbelly Corp. (b)	2,430	25,321
Shake Shack, Inc. - Class A (b)	244	18,085
Skyline Champion Corp. (b)	3,242	240,751
Steven Madden Ltd.	4,958	208,236
Stitch Fix, Inc. - Class A (b)	2,514	8,975
Stoneridge, Inc. (b)	1,924	37,653
Stride, Inc. (b)	1,053	62,517
Texas Roadhouse, Inc.	3,631	443,817
The Buckle, Inc.	1,114	52,937
The Cheesecake Factory, Inc.	863	30,214
The Lovesac Co. (b)	5,337	136,360
TopBuild Corp. (b)	724	270,964
Tri Pointe Homes, Inc. (b)	149	5,275
Upbound Group, Inc.	62	2,106
Urban Outfitters, Inc. (b)	630	22,485
Visteon Corp. (b)	223	27,853
XPEL, Inc. (b)	39	2,100
Xponential Fitness, Inc. - Class A (b)	1,917	24,710
		2,868,921
Consumer Staples — 5.8%
BellRing Brands, Inc. (b)	131	7,261
Cal-Maine Foods, Inc.	365	20,947
Celsius Holdings, Inc. (b)	102	5,561

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Staples — 5.8% (Continued)
Coca-Cola Consolidated, Inc.	11	$10,212
Coty, Inc. - Class A (b)	13,368	166,031
elf Beauty, Inc. (b)	2,477	357,530
Grocery Outlet Holding Corp. (b)	11,677	314,812
Inter Parfums, Inc.	433	62,356
J & J Snack Foods Corp.	142	23,734
Lancaster Colony Corp.	43	7,155
PriceSmart, Inc.	379	28,721
Sovos Brands, Inc. (b)	5,236	115,349
Sprouts Farmers Market, Inc. (b)	645	31,031
SunOpta, Inc. (b)	21,480	117,496
The Chefs’ Warehouse, Inc. (b)	3,828	112,658
The Vita Coco Co., Inc. (b)	3,331	85,440
Vital Farms, Inc. (b)	1,853	29,074
		1,495,368
Energy — 6.1%
Archrock, Inc.	3,015	46,431
Cactus, Inc. - Class A	416	18,886
ChampionX Corp.	781	22,813
Chord Energy Corp.	75	12,467
CVR Energy, Inc.	705	21,362
Dorian LPG Ltd.	1,238	54,311
Dril-Quip, Inc. (b)	7,155	166,497
Equitrans Midstream Corp.	4,512	45,932
Excelerate Energy, Inc. - Class A	13,260	205,000
Golar LNG Ltd.	616	14,162
Liberty Energy, Inc.	1,653	29,985
Magnolia Oil & Gas Corp. - Class A	11,323	241,067
Noble Corp. PLC	596	28,703
Oceaneering International, Inc. (b)	1,237	26,323
Par Pacific Holdings, Inc. (b)	1,049	38,152
Patterson-UTI Energy, Inc.	802	8,662
Permian Resources Corp.	36,822	500,779
REX American Resources Corp. (b)	285	13,481

	Shares	Value
Solaris Oilfield Infrastructure, Inc. - Class A	325	$2,587
US Silica Holdings, Inc. (b)	1,193	13,493
Weatherford International PLC (b)	450	44,024
		1,555,117
Financials — 7.7%
AvidXchange Holdings, Inc. (b)	214	2,651
Axos Financial, Inc. (b)	35	1,911
BayCom Corp.	47	1,109
Cadence Bank	8,723	258,114
Coastal Financial Corp. (b)	57	2,531
Crawford & Co. - Class A	204	2,689
eHealth, Inc. (b)	294	2,564
EVERTEC, Inc.	932	38,156
FirstCash Holdings, Inc.	163	17,668
Flywire Corp. (b)	246	5,695
Goosehead Insurance, Inc. - Class A (b)	125	9,475
Hamilton Lane, Inc. - Class A	849	96,310
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	454	12,521
HCI Group, Inc.	343	29,978
Home BancShares, Inc.	11,307	286,406
HomeTrust Bancshares, Inc.	209	5,626
I3 Verticals, Inc. - Class A (b)	4,948	104,749
LendingTree, Inc. (b)	145	4,396
Marqeta, Inc. - Class A (b)	4,476	31,242
NMI Holdings, Inc. - Class A (b)	884	26,237
Open Lending Corp. (b)	3,012	25,632
Pagseguro Digital Ltd. - Class A (b)	2,394	29,853
Palomar Holdings, Inc. (b)	410	22,755
Patria Investments Ltd. - Class A	4,507	69,904
PROG Holdings, Inc. (b)	1,137	35,145
Repay Holdings Corp. (b)	19,535	166,829
RLI Corp.	100	13,312

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 7.7%(Continued)
Selective Insurance Group, Inc.	545	$54,217
StoneCo Ltd. - Class A (b)	5,607	101,094
Texas Capital Bancshares, Inc. (b)	3,104	200,612
The Bancorp, Inc. (b)	392	15,115
Triumph Financial, Inc. (b)	2,738	219,533
Trupanion, Inc. (b)(c)	476	14,523
Universal Insurance Holdings, Inc.	744	11,889
Westamerica BanCorp	1,061	59,851
World Acceptance Corp. (b)	35	4,569
		1,984,861
Health Care — 26.7%
4D Molecular Therapeutics, Inc. (b)	346	7,010
ACADIA Pharmaceuticals, Inc. (b)	1,822	57,047
Accolade, Inc. (b)	611	7,338
Adaptive Biotechnologies Corp. (b)	597	2,925
Addus HomeCare Corp. (b)	212	19,684
Agenus, Inc. (b)	4,822	3,992
Akero Therapeutics, Inc. (b)	255	5,954
Alignment Healthcare, Inc. (b)	381	3,280
Alkermes PLC (b)	776	21,526
Amedisys, Inc. (b)	1,635	155,423
Amicus Therapeutics, Inc. (b)	467	6,627
Amphastar Pharmaceuticals, Inc. (b)	194	11,999
Anavex Life Sciences Corp. (b)	646	6,014
ANI Pharmaceuticals, Inc. (b)	2,351	129,634
Apollo Medical Holdings, Inc. (b)	74	2,834
Arcutis Biotherapeutics, Inc. (b)	2,048	6,615
Arvinas, Inc. (b)	936	38,526
Axonics, Inc. (b)	73	4,543
Beam Therapeutics, Inc. (b)(c)	506	13,773

	Shares	Value
BioCryst Pharmaceuticals, Inc. (b)	764	$4,576
BioLife Solutions, Inc. (b)	11,828	192,205
Bluebird Bio, Inc. (b)	22,672	31,287
Blueprint Medicines Corp. (b)	573	52,854
Bridgebio Pharma, Inc. (b)	305	12,313
Caribou Biosciences, Inc. (b)	8,958	51,329
Castle Biosciences, Inc. (b)	7,727	166,749
Catalyst Pharmaceuticals, Inc. (b)	1,784	29,989
Cerus Corp. (b)	3,444	7,439
Chemed Corp.	402	235,069
Collegium Pharmaceutical, Inc. (b)	752	23,147
CONMED Corp.	3,146	344,518
Corcept Therapeutics, Inc. (b)	713	23,158
CryoPort, Inc. (b)	7,901	122,386
CytoSorbents Corp. (b)	23,603	26,199
Definitive Healthcare Corp. (b)	5,826	57,910
Denali Therapeutics, Inc. (b)	1,576	33,821
Dynavax Technologies Corp. (b)	2,028	28,351
Edgewise Therapeutics, Inc. (b)	8,023	87,772
Embecta Corp.	236	4,467
Guardant Health, Inc. (b)	360	9,738
Haemonetics Corp. (b)	712	60,883
Halozyme Therapeutics, Inc. (b)	2,520	93,139
Harmony Biosciences Holdings, Inc. (b)	435	14,050
Harvard Bioscience, Inc. (b)	45,976	245,972
Health Catalyst, Inc. (b)	15,303	141,706
HealthEquity, Inc. (b)	230	15,249
Heron Therapeutics, Inc. (b)	5,176	8,799
Hims & Hers Health, Inc. (b)	701	6,239
ImmunoGen, Inc. (b)	1,374	40,739
Immunovant, Inc. (b)	119	5,013
Inmode Ltd. (b)	620	13,789

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 26.7%(Continued)
Innoviva, Inc. (b)	1,924	$30,861
Inspire Medical Systems, Inc. (b)	30	6,103
Intellia Therapeutics, Inc. (b)	2,694	82,140
Intra-Cellular Therapies, Inc. (b)	510	36,526
iRadimed Corp.	478	22,691
iRhythm Technologies, Inc. (b)	99	10,597
Ironwood Pharmaceuticals, Inc. - Class A (b)	1,338	15,307
Kiniksa Pharmaceuticals Ltd. - Class A (b)	7,432	130,357
Krystal Biotech, Inc. (b)	388	48,135
Kymera Therapeutics, Inc. (b)	81	2,062
Lantheus Holdings, Inc. (b)	481	29,822
LeMaitre Vascular, Inc.	6,581	373,538
MacroGenics, Inc. (b)	240	2,309
MaxCyte, Inc. (b)	17,571	82,584
Medpace Holdings, Inc. (b)	1,262	386,841
Mesa Laboratories, Inc.	2,705	283,403
MoonLake Immunotherapeutics (b)	1,315	79,413
Morphic Holding, Inc. (b)	66	1,906
Mural Oncology PLC (b)	77	456
NanoString Technologies, Inc. (b)	1,909	1,429
Neogen Corp. (b)	4,166	83,778
NeoGenomics, Inc. (b)	835	13,510
Nurix Therapeutics, Inc. (b)	365	3,767
Option Care Health, Inc. (b)	7,375	248,464
OrthoPediatrics Corp. (b)	5,609	182,349
Pacific Biosciences of California, Inc. (b)	611	5,994
Pacira BioSciences, Inc. (b)	90	3,037
PetIQ, Inc. (b)	112	2,212
Phreesia, Inc. (b)	322	7,454
Pliant Therapeutics, Inc. (b)	4,317	78,181
Privia Health Group, Inc. (b)	784	18,056
Progyny, Inc. (b)	1,192	44,319

	Shares	Value
Protagonist Therapeutics, Inc. (b)	220	$5,045
Prothena Corp. PLC (b)	2,094	76,096
PTC Therapeutics, Inc. (b)	295	8,130
Quanterix Corp. (b)	6,247	170,793
RAPT Therapeutics, Inc. (b)	355	8,822
Relay Therapeutics, Inc. (b)	194	2,136
Repligen Corp. (b)	1,430	257,114
REVOLUTION Medicines, Inc. (b)	374	10,726
Rhythm Pharmaceuticals, Inc. (b)	378	17,377
Rigel Pharmaceuticals, Inc. (b)	1,457	2,113
Rocket Pharmaceuticals, Inc. (b)	545	16,334
Sage Therapeutics, Inc. (b)	456	9,882
Schrodinger, Inc. (b)	693	24,809
Select Medical Holdings Corp.	54	1,269
SI-BONE, Inc. (b)	8,252	173,209
Simulations Plus, Inc.	6,245	279,464
Stoke Therapeutics, Inc. (b)	11,541	60,706
Surgery Partners, Inc. (b)	523	16,731
Syndax Pharmaceuticals, Inc. (b)	3,122	67,466
TG Therapeutics, Inc. (b)	1,755	29,975
The Ensign Group, Inc.	687	77,088
TransMedics Group, Inc. (b)	354	27,941
Utah Medical Products, Inc.	75	6,316
Veracyte, Inc. (b)	3,015	82,943
Vericel Corp. (b)	5,396	192,152
Xenon Pharmaceuticals, Inc. (b)	3,146	144,905
Y-mAbs Therapeutics, Inc. (b)	2,169	14,793
Zentalis Pharmaceuticals, Inc. (b)	83	1,257
Zymeworks, Inc. (b)	6,297	65,426
		6,864,218
Industrials — 17.9%
AAON, Inc.	484	35,753
ACV Auctions, Inc. - Class A (b)	742	11,241
AeroVironment, Inc. (b)	69	8,697

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 17.9%(Continued)
AerSale Corp. (b)	15,145	$192,266
Alamo Group, Inc.	179	37,624
Allegiant Travel Co.	161	13,300
Alta Equipment Group, Inc.	14,178	175,382
American Woodmark Corp. (b)	119	11,049
Apogee Enterprises, Inc.	498	26,598
Applied Industrial Technologies, Inc.	607	104,823
Aris Water Solutions, Inc. - Class A	12,775	107,182
Array Technologies, Inc. (b)	1,873	31,466
Atkore, Inc. (b)	646	103,360
Barrett Business Services, Inc.	252	29,182
Beacon Roofing Supply, Inc. (b)	408	35,504
Bloom Energy Corp. - Class A (b)	196	2,901
Casella Waste Systems, Inc. - Class A (b)	3,615	308,938
Columbus McKinnon Corp.	5,196	202,748
Comfort Systems USA, Inc.	568	116,821
Construction Partners, Inc. - Class A (b)	448	19,497
CSW Industrials, Inc.	169	35,052
Douglas Dynamics, Inc.	5,455	161,904
Dycom Industries, Inc. (b)	33	3,798
EMCOR Group, Inc.	161	34,684
Enerpac Tool Group Corp.	521	16,198
EnerSys	434	43,817
ESCO Technologies, Inc.	65	7,607
ExlService Holdings, Inc. (b)	2,495	76,971
Exponent, Inc.	342	30,110
Federal Signal Corp.	2,448	187,860
Fluor Corp. (b)	1,511	59,186
Franklin Covey Co. (b)	30	1,306
FuelCell Energy, Inc. (b)(c)	1,752	2,803
GMS, Inc. (b)	522	43,028
Griffon Corp.	121	7,375
Hudson Technologies, Inc. (b)	3,413	46,041

	Shares	Value
Huron Consulting Group, Inc. (b)	408	$41,942
Insperity, Inc.	34	3,986
Janus International Group, Inc. (b)	2,881	37,597
Karat Packaging, Inc.	515	12,798
Limbach Holdings, Inc. (b)	46	2,092
Masonite International Corp. (b)	114	9,651
Maximus, Inc.	61	5,115
Mayville Engineering Co., Inc. (b)	9,827	141,705
McGrath RentCorp	264	31,580
Mueller Industries, Inc.	374	17,634
MYR Group, Inc. (b)	223	32,253
Parsons Corp. (b)	202	12,667
PGT Innovations, Inc. (b)	581	23,647
Rush Enterprises, Inc. - Class A	2,111	106,183
Saia, Inc. (b)	580	254,168
Shoals Technologies Group, Inc. - Class A (b)	495	7,692
Simpson Manufacturing Co., Inc.	691	136,804
SiteOne Landscape Supply, Inc. (b)	1,560	253,500
Sterling Infrastructure, Inc. (b)	248	21,807
Tennant Co.	121	11,215
Terex Corp.	1,262	72,515
Tetra Tech, Inc.	74	12,353
The AZEK Co., Inc. (b)	7,292	278,919
The Brink’s Co.	135	11,873
TriNet Group, Inc. (b)	482	57,324
Trinity Industries, Inc.	1,177	31,296
UFP Industries, Inc.	419	52,605
Upwork, Inc. (b)	2,083	30,974
Vicor Corp. (b)	757	34,020
Wabash National Corp.	1,263	32,358
Watts Water Technologies, Inc. - Class A	111	23,126
WillScot Mobile Mini Holdings Corp. - Class A (b)	2,625	116,813

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 17.9%(Continued)
WNS Holdings Ltd. - ADR (b)	5,616	$354,931
		4,605,215
Information Technology — 19.7%
8x8, Inc. (b)	1,000	3,780
908 Devices, Inc. (b)	10,284	115,387
ACI Worldwide, Inc. (b)	910	27,846
Advanced Energy Industries, Inc.	75	8,169
Agilysys, Inc. (b)	318	26,973
Alarm.com Holdings, Inc. (b)	452	29,208
Altair Engineering, Inc. - Class A (b)	107	9,004
Amplitude, Inc. - Class A (b)	3,974	50,549
Appfolio, Inc. - Class A (b)	1,650	285,846
Appian Corp. - Class A (b)	967	36,417
Arlo Technologies, Inc. (b)	661	6,293
Arteris, Inc. (b)	16,618	97,880
Asana, Inc. - Class A (b)	480	9,125
Axcelis Technologies, Inc. (b)	549	71,200
Badger Meter, Inc.	414	63,909
Bel Fuse, Inc. - Class B	2,382	159,046
BlackLine, Inc. (b)	1,570	98,031
C3.ai, Inc. - Class A (b)(c)	354	10,163
Calix, Inc. (b)	356	15,554
CEVA, Inc. (b)	5,868	133,262
Coherent Corp. (b)	378	16,454
CommVault Systems, Inc. (b)	134	10,700
DigitalOcean Holdings, Inc. (b)	1,610	59,071
DoubleVerify Holdings, Inc. (b)	7,475	274,930
Endava PLC - ADR (b)	2,168	168,779
ePlus, Inc. (b)	174	13,892
Everbridge, Inc. (b)	339	8,241
Fabrinet (b)	390	74,229
Fastly, Inc. - Class A (b)	870	15,486
Guidewire Software, Inc. (b)	2,490	271,510

	Shares	Value
indie Semiconductor, Inc. - Class A (b)	10,820	$87,750
Infinera Corp. (b)	3,590	17,053
Insight Enterprises, Inc. (b)	147	26,047
InterDigital, Inc.	628	68,163
Lattice Semiconductor Corp. (b)	39	2,691
LivePerson, Inc. (b)	1,912	7,246
Model N, Inc. (b)	5,503	148,196
N-able, Inc. (b)	1,076	14,257
Napco Security Technologies, Inc.	721	24,694
Onto Innovation, Inc. (b)	238	36,390
OSI Systems, Inc. (b)	63	8,130
PagerDuty, Inc. (b)	1,035	23,960
PDF Solutions, Inc. (b)	6,313	202,900
Pegasystems, Inc.	5,155	251,873
Photronics, Inc. (b)	623	19,544
Plexus Corp. (b)	101	10,921
PROS Holdings, Inc. (b)	4,802	186,270
Q2 Holdings, Inc. (b)	324	14,065
Qualys, Inc. (b)	2,425	475,979
Radware Ltd. (b)	3,110	51,875
Rambus, Inc. (b)	1,001	68,318
Rapid7, Inc. (b)	804	45,908
Sanmina Corp. (b)	133	6,832
Sapiens International Corp. NV	1,229	35,567
Silicon Laboratories, Inc. (b)	910	120,366
SoundThinking, Inc. (b)	3,097	79,097
Sprout Social, Inc. - Class A (b)(c)	545	33,485
SPS Commerce, Inc. (b)	322	62,416
Super Micro Computer, Inc. (b)	200	56,852
Tenable Holdings, Inc. (b)	1,157	53,291
The Hackett Group, Inc.	1,132	25,776
Varonis Systems, Inc. (b)	218	9,871
Veeco Instruments, Inc. (b)	5,559	172,496
Verint Systems, Inc. (b)	435	11,758
Workiva, Inc. (b)	3,781	383,885
Yext, Inc. (b)	2,425	14,283
Zuora, Inc. - Class A (b)	1,734	16,300
		5,045,439

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio	December 31, 2023
Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Materials — 2.0%
ATI, Inc. (b)	312	$14,187
Commercial Metals Co.	359	17,964
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	—
Hawkins, Inc.	447	31,478
Innospec, Inc.	18	2,218
Livent Corp. (b)	1,836	33,011
Materion Corp.	1,774	230,851
Quaker Chemical Corp.	809	172,657
Ryerson Holding Corp.	244	8,462
Warrior Met Coal, Inc.	58	3,536
		514,364
Real Estate — 0.5%
Alexander’s, Inc.	68	14,523
DigitalBridge Group, Inc.	2,181	38,255
Essential Properties Realty Trust, Inc.	709	18,122
Outfront Media, Inc.	1,384	19,321
Redfin Corp. (b)	2,301	23,746
Ryman Hospitality Properties, Inc.	54	5,943
		119,910
Utilities — 0.2%
Brookfield Infrastructure Corp. - Class A	561	19,792
Otter Tail Corp.	513	43,590
		63,382
Total Common Stocks
(Cost $20,061,359)		25,440,911

Total Investments at Value — 99.1%
(Cost $20,061,359)		25,440,911
Other Assets in Excess of Liabilities — 0.9%		235,714
Net Assets — 100.0%		$25,676,625

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	This security or a partial position of this security is on loan at December 31, 2023. The total fair value of securities on loan at December 31, 2023 was $76,341 (Note 8).

(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2023, representing 0.0% of net assets.

(e)	Illiquid security. The total value of such securities is $0 as of December 31, 2023, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments

	Shares	Value
COMMON STOCKS — 99.9% (a)
Communication Services — 1.1%
Bandwidth, Inc. - Class A (b)	430	$6,222
Bumble, Inc. - Class A (b)	1,020	15,035
Cardlytics, Inc. (b)	1,150	10,591
Cinemark Holdings, Inc. (b)	1,360	19,162
Cogent Communications Holdings, Inc.	730	55,524
DHI Group, Inc. (b)	1,360	3,522
Emerald Holding, Inc. (b)	1,150	6,877
Eventbrite, Inc. - Class A (b)	1,380	11,537
iHeartMedia, Inc. - Class A (b)	1,420	3,791
IMAX Corp. (b)	452	6,789
Liberty Latin America Ltd. - Class C (b)	909	6,672
Lions Gate Entertainment Corp. - Class A (b)	3,990	43,491
Lions Gate Entertainment Corp. - Class B (b)	2,119	21,593
Sinclair, Inc.	690	8,991
Stagwell, Inc. (b)	5,980	39,647
TEGNA, Inc.	2,170	33,201
Thryv Holdings, Inc. (b)	326	6,634
		299,279
Consumer Discretionary — 12.0%
2U, Inc. (b)	4,001	4,921
Adient PLC (b)	2,003	72,829
Adtalem Global Education, Inc. (b)	1,166	68,736
Advance Auto Parts, Inc.	260	15,868
Asbury Automotive Group, Inc. (b)	165	37,120
Atmus Filtration Technologies, Inc. (b)(c)	1,550	36,409
Bally’s Corp. (b)	146	2,035
Beazer Homes USA, Inc. (b)	170	5,744
Big Lots, Inc.	4,300	33,497
BJ’s Restaurants, Inc. (b)	380	13,684
Bloomin’ Brands, Inc.	1,000	28,150
Brinker International, Inc. (b)	450	19,431
Carter’s, Inc.	240	17,974
Carvana Co. (b)	1,100	58,234

	Shares	Value
Century Communities, Inc.	1,362	$124,133
Cooper-Standard Holdings, Inc. (b)	201	3,927
Dave & Buster’s Entertainment, Inc. (b)	340	18,309
Denny’s Corp. (b)	1,950	21,216
Designer Brands, Inc. - Class A	1,370	12,124
Dine Brands Global, Inc.	540	26,811
El Pollo Loco Holdings, Inc. (b)	1,790	15,788
Figs, Inc. - Class A (b)	4,510	31,345
Frontdoor, Inc. (b)	1,216	42,828
Funko, Inc. - Class A (b)	2,510	19,402
Genesco, Inc. (b)	560	19,718
G-III Apparel Group Ltd. (b)	2,570	87,329
Graham Holdings Co. - Class B	30	20,896
Green Brick Partners, Inc. (b)	1,385	71,937
Group 1 Automotive, Inc.	244	74,357
Hanesbrands, Inc.	4,150	18,509
Haverty Furniture Cos., Inc.	900	31,950
Hibbett, Inc.	530	38,171
Hooker Furnishings Corp.	270	7,042
International Game Technology PLC	43	1,179
JAKKS Pacific, Inc. (b)	578	20,548
Johnson Outdoors, Inc. - Class A	1,747	93,325
KB Home	2,329	145,469
Kohl’s Corp.	730	20,936
Kontoor Brands, Inc.	320	19,974
Laureate Education, Inc.	2,469	33,850
La-Z-Boy, Inc.	720	26,582
Leslie’s, Inc. (b)	3,040	21,006
Lindblad Expeditions Holdings, Inc. (b)	1,362	15,350
LL Flooring Holdings, Inc. (b)	5,510	21,489
M/I Homes, Inc. (b)	844	116,252
Macy’s, Inc.	800	16,096
MarineMax, Inc. (b)	760	29,564
MDC Holdings, Inc.	820	45,305

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Consumer Discretionary — 12.0% (Continued)
Meritage Homes Corp.	575	$100,165
OneWater Marine, Inc. - Class A (b)	1,090	36,831
Oxford Industries, Inc.	90	9,000
Perdoceo Education Corp.	2,405	42,232
PetMed Express, Inc.	2,060	15,574
Phinia, Inc.	1,270	38,468
Red Rock Resorts, Inc. - Class A	7,866	419,494
Revolve Group, Inc. (b)	640	10,611
Rocky Brands, Inc.	4,085	123,285
Sabre Corp. (b)	3,733	16,425
SeaWorld Entertainment, Inc. (b)	170	8,981
Signet Jewelers Ltd.	680	72,937
Six Flags Entertainment Corp. (b)	400	10,032
Skyline Champion Corp. (b)	70	5,198
Sleep Number Corp. (b)	720	10,678
Sonic Automotive, Inc. - Class A	600	33,726
Steven Madden Ltd.	420	17,640
Stitch Fix, Inc. - Class A (b)	4,160	14,851
Taylor Morrison Home Corp. (b)	1,576	84,080
The Aaron’s Co., Inc.	3,746	40,756
The Cato Corp. - Class A	1,600	11,424
The Cheesecake Factory, Inc.	335	11,728
The Goodyear Tire & Rubber Co. (b)	2,620	37,518
Travel + Leisure Co.	680	26,581
Tri Pointe Homes, Inc. (b)	2,330	82,482
Urban Outfitters, Inc. (b)	320	11,421
Vail Resorts, Inc.	160	34,155
Vera Bradley, Inc. (b)	340	2,618
Vista Outdoor, Inc. (b)	1,250	36,963
Worthington Industries, Inc.	120	6,906
Xponential Fitness, Inc. - Class A (b)	2,198	28,332
Zumiez, Inc. (b)	400	8,136
		3,136,577

	Shares	Value
Consumer Staples — 4.2%
B&G Foods, Inc. (c)	1,540	$16,170
Cal-Maine Foods, Inc.	3,611	207,235
Central Garden & Pet Co. (b)	350	17,538
Edgewell Personal Care Co.	710	26,008
Energizer Holdings, Inc.	810	25,661
Herbalife Ltd. (b)	2,280	34,793
Ingles Markets, Inc. - Class A	138	11,919
Inter Parfums, Inc.	69	9,937
Lancaster Colony Corp.	1,168	194,344
Mama’s Creations, Inc. (b)	6,785	33,314
Medifast, Inc.	490	32,938
Natural Grocers by Vitamin Cottage, Inc.	2,219	35,504
Nu Skin Enterprises, Inc. - Class A	915	17,769
Oil-Dri Corp of America	2,366	158,711
Post Holdings, Inc. (b)	1,519	133,763
PriceSmart, Inc.	440	33,343
Seaboard Corp.	11	39,271
The Andersons, Inc.	480	27,619
Universal Corp.	90	6,059
USANA Health Sciences, Inc. (b)	350	18,760
Village Super Market, Inc. - Class A	424	11,122
		1,091,778
Energy — 8.5%
Archrock, Inc.	1,660	25,564
Baytex Energy Corp.	7,813	25,939
Berry Corp.	5,230	36,767
California Resources Corp.	1,659	90,714
Callon Petroleum Co. (b)	900	29,160
Centrus Energy Corp. - Class A (b)	1,794	97,612
Chord Energy Corp.	771	128,163
Civitas Resources, Inc.	2,471	168,967
CNX Resources Corp. (b)	1,496	29,920
CONSOL Energy, Inc.	370	37,196
Crescent Energy Co. - Class A (c)	2,640	34,874
CVR Energy, Inc.	220	6,666
DHT Holdings, Inc.	6,460	63,373

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Energy — 8.5% (Continued)
Dorian LPG Ltd.	1,394	$61,155
Dril-Quip, Inc. (b)	1,400	32,578
Equitrans Midstream Corp.	9,090	92,536
Excelerate Energy, Inc. - Class A	250	3,865
Expro Group Holdings NV (b)	2,040	32,477
Forum Energy Technologies, Inc. (b)	1,010	22,392
Golar LNG Ltd.	2,477	56,946
Helix Energy Solutions Group, Inc. (b)	6,538	67,211
Helmerich & Payne, Inc.	1,313	47,557
International Seaways, Inc.	1,742	79,226
Kinetik Holdings, Inc.	510	17,034
Kosmos Energy Ltd. (b)	4,400	29,524
Liberty Energy, Inc.	1,590	28,843
Matador Resources Co.	240	13,646
Murphy Oil Corp.	1,696	72,351
National Energy Services Reunited Corp. (b)	4,040	24,644
Newpark Resources, Inc. (b)	3,630	24,103
Northern Oil and Gas, Inc.	820	30,397
Oceaneering International, Inc. (b)	462	9,831
Par Pacific Holdings, Inc. (b)	1,250	45,462
Patterson-UTI Energy, Inc.	1,684	18,187
PBF Energy, Inc. - Class A	1,054	46,334
Peabody Energy Corp.	2,210	53,747
Permian Resources Corp.	2,965	40,324
Precision Drilling Corp. (b)	540	29,317
ProPetro Holding Corp. (b)	2,390	20,028
Ranger Energy Services, Inc.	1,080	11,048
REX American Resources Corp. (b)	255	12,062
Scorpio Tankers, Inc.	871	52,957
SFL Corp. Ltd.	7,091	79,987
SM Energy Co.	600	23,232
Solaris Oilfield Infrastructure, Inc. - Class A	6,830	54,367

	Shares	Value
Talos Energy, Inc. (b)	2,190	$31,164
Teekay Corp. (b)	1,090	7,794
Teekay Tankers Ltd. - Class A	1,292	64,561
US Silica Holdings, Inc. (b)	1,293	14,624
VAALCO Energy, Inc.	5,300	23,797
Vertex Energy, Inc. (b)	6,460	21,899
Vital Energy, Inc. (b)	690	31,388
World Kinect Corp.	1,190	27,108
		2,230,618
Financials — 31.1%
1st Source Corp.	900	49,455
A-Mark Precious Metals, Inc.	1,480	44,770
Ambac Financial Group, Inc. (b)	3,411	56,213
Amerant Bancorp, Inc.	579	14,226
American Equity Investment Life Holding Co. (b)	1,701	94,916
Ameris Bancorp	380	20,159
Apollo Commercial Real Estate Finance, Inc.	1,580	18,549
AssetMark Financial Holdings, Inc. (b)	1,345	40,283
Associated Banc-Corp	1,420	30,374
Assured Guaranty Ltd.	365	27,313
Axis Capital Holdings Ltd.	460	25,470
Axos Financial, Inc. (b)	782	42,697
Banc of California, Inc.	2,752	36,965
BancFirst Corp.	561	54,602
Banco Latinoamericano de Comercio Exterior SA	1,115	27,585
Bank of Marin Bancorp	1,330	29,287
Bank OZK	5,562	277,154
BankUnited, Inc.	2,860	92,750
BayCom Corp.	500	11,795
BCB Bancorp, Inc.	700	8,995
Berkshire Hills Bancorp, Inc.	822	20,410
BGC Group, Inc. - Class A	15,262	110,192
Blackstone Mortgage Trust, Inc. - Class A (c)	469	9,976
BOK Financial Corp.	1,591	136,269

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Financials — 31.1% (Continued)
Bread Financial Holdings, Inc.	2,458	$80,967
Bridgewater Bancshares, Inc. (b)	900	12,168
Brighthouse Financial, Inc. (b)	400	21,168
BrightSpire Capital, Inc.	1,300	9,672
Brookline Bancorp, Inc.	2,730	29,784
Cadence Bank	670	19,825
Cambridge Bancorp	300	20,820
Camden National Corp.	530	19,944
Capitol Federal Financial, Inc.	1,670	10,771
Cathay General Bancorp	1,912	85,218
Central Pacific Financial Corp.	1,380	27,158
Central Valley Community Bancorp	550	12,292
City Holding Co.	497	54,799
Civista Bancshares, Inc.	510	9,404
Claros Mortgage Trust, Inc.	740	10,086
CNB Financial Corp.	400	9,036
CNO Financial Group, Inc.	1,722	48,044
Columbia Banking System, Inc.	960	25,613
Community Bank System, Inc.	624	32,517
Community Trust Bancorp, Inc. (c)	685	30,044
ConnectOne Bancorp, Inc.	1,710	39,176
CrossFirst Bankshares, Inc. (b)	800	10,864
CVB Financial Corp.	4,756	96,024
Diamond Hill Investment Group, Inc.	120	19,871
Dime Community Bancshares, Inc.	1,200	32,316
Eagle Bancorp, Inc.	2,180	65,705
Employers Holdings, Inc.	2,010	79,194
Enact Holdings, Inc.	1,070	30,912
Enova International, Inc. (b)	23	1,273
Enstar Group Ltd. (b)	794	233,714

	Shares	Value
Enterprise Financial Services Corp.	544	$24,290
Esquire Financial Holdings, Inc.	917	45,813
Essent Group Ltd.	2,982	157,271
Euronet Worldwide, Inc. (b)	90	9,134
Evercore, Inc. - Class A	240	41,052
FB Financial Corp.	2,292	91,336
Federated Hermes, Inc.	995	33,691
Financial Institutions, Inc.	550	11,715
First Busey Corp.	830	20,601
First Business Financial Services, Inc.	300	12,030
First Financial Bancorp	1,196	28,405
First Financial Corp.	1,268	54,562
First Foundation, Inc.	1,220	11,810
First Hawaiian, Inc.	1,350	30,861
First Internet Bancorp	910	22,013
First Interstate BancSystem, Inc. - Class A	670	20,602
First Merchants Corp.	1,067	39,564
First Mid Bancshares, Inc.	610	21,143
First Western Financial, Inc. (b)	2,868	56,872
Flushing Financial Corp.	1,580	26,038
Franklin BSP Realty Trust, Inc.	3,390	45,799
FS Bancorp, Inc.	260	9,610
Genworth Financial, Inc. - Class A (b)	12,421	82,972
Granite Point Mortgage Trust, Inc.	3,270	19,424
Great Ajax Corp.	1,313	6,959
Great Southern Bancorp, Inc.	220	13,057
Hamilton Lane, Inc. - Class A	1,010	114,574
Hancock Whitney Corp.	305	14,820
Hanmi Financial Corp.	1,950	37,830
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	128	3,530
Heartland Financial USA, Inc.	331	12,449
Heritage Financial Corp.	520	11,123

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Financials — 31.1% (Continued)
Hilltop Holdings, Inc.	870	$30,633
Home Bancorp, Inc.	260	10,923
HomeStreet, Inc.	2,110	21,733
Hope Bancorp, Inc.	2,910	35,153
Horace Mann Educators Corp.	1,130	36,951
Horizon Bancorp, Inc.	1,890	27,046
Independent Bank Corp.	779	51,266
Independent Bank Corp.	910	23,678
Independent Bank Group, Inc.	450	22,896
International Bancshares Corp.	1,909	103,697
Investar Holding Corp.	700	10,437
Jackson Financial, Inc. - Class A	389	19,917
Janus Henderson Group PLC	1,200	36,180
Kearny Financial Corp.	2,400	21,528
Kemper Corp.	760	36,989
Lakeland Bancorp, Inc.	1,210	17,896
LendingTree, Inc. (b)	214	6,488
Lincoln National Corp.	670	18,070
Live Oak Bancshares, Inc.	8,227	374,328
Luther Burbank Corp.	980	10,496
Mercantile Bank Corp.	1,287	51,969
Merchants Bancorp	2,530	107,727
Mercury General Corp.	2,061	76,896
MFA Financial, Inc.	263	2,964
MGIC Investment Corp.	1,600	30,864
Midland States Bancorp, Inc.	800	22,048
MidWestOne Financial Group, Inc.	370	9,957
Mr. Cooper Group, Inc. (b)	5,073	330,354
National Bank Holdings Corp. - Class A	281	10,450
Navient Corp.	2,150	40,033
NCR Atleos Corp. (b)	685	16,639
NMI Holdings, Inc. - Class A (b)	3,515	104,325
Northeast Bank	200	11,038

	Shares	Value
Northeast Community Bancorp, Inc.	700	$12,418
Northfield Bancorp, Inc.	1,780	22,392
Northrim BanCorp, Inc.	300	17,163
OceanFirst Financial Corp.	1,690	29,338
OFG Bancorp	1,245	46,663
Old Second Bancorp, Inc.	736	11,364
Open Lending Corp. (b)	1,250	10,638
Pacific Premier Bancorp,
Inc.	700	20,377
Pagseguro Digital Ltd. - Class A (b)	570	7,108
Parke Bancorp, Inc.	220	4,455
Pathward Financial, Inc.	138	7,304
Paysafe Ltd. (b)	838	10,718
PCB Bancorp	700	12,901
PennyMac Mortgage Investment Trust	1,720	25,714
Perella Weinberg Partners	2,220	27,151
Popular, Inc.	450	36,932
PRA Group, Inc. (b)	280	7,336
Preferred Bank	2,785	203,444
Premier Financial Corp.	1,260	30,366
Primis Financial Corp.	1,040	13,166
ProAssurance Corp.	1,130	15,583
PROG Holdings, Inc. (b)	2,135	65,993
Provident Financial Services, Inc.	3,641	65,647
Radian Group, Inc.	5,315	151,743
RBB Bancorp	690	13,138
Repay Holdings Corp. (b)	1,762	15,047
S&T Bancorp, Inc.	725	24,230
Safety Insurance Group, Inc.	270	20,517
Sandy Spring Bancorp, Inc.	1,170	31,871
Selective Insurance Group, Inc.	318	31,635
ServisFirst Bancshares, Inc.	1,830	121,933
Shore Bancshares, Inc.	782	11,144
Sierra Bancorp	500	11,275
Silvercrest Asset Management Group, Inc. - Class A	2,623	44,591
Simmons First National Corp. - Class A	1,480	29,363

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Financials — 31.1% (Continued)
SiriusPoint Ltd. (b)	2,450	$28,420
SLM Corp.	1,950	37,284
Southern First Bancshares, Inc. (b)	290	10,759
Southside Bancshares, Inc.	410	12,841
Stellar Bancorp, Inc.	596	16,593
Stewart Information Services Corp.	620	36,425
StoneCo Ltd. - Class A (b)	6,189	111,588
Synovus Financial Corp.	280	10,542
Territorial Bancorp, Inc.	700	7,805
Texas Capital Bancshares, Inc. (b)	1,380	89,189
The Bancorp, Inc. (b)	1,123	43,303
The Bank of NT Butterfield & Son Ltd.	258	8,259
The First of Long Island Corp.	1,420	18,801
The Hanover Insurance Group, Inc.	170	20,641
Towne Bank	700	20,832
TPG RE Finance Trust, Inc.	2,490	16,185
Triumph Financial, Inc. (b)	3,344	268,122
TrustCo Bank Corp.	770	23,909
Two Harbors Investment Corp.	392	5,461
UMB Financial Corp.	229	19,133
United Bankshares, Inc.	648	24,332
Universal Insurance Holdings, Inc.	1,939	30,985
Univest Financial Corp.	940	20,708
Valley National Bancorp	4,062	44,113
Veritex Holdings, Inc.	830	19,314
Virtu Financial, Inc. - Class A	2,000	40,520
Virtus Investment Partners, Inc.	170	41,099
WaFd, Inc.	4,390	144,694
Washington Trust Bancorp, Inc.	920	29,790
Webster Financial Corp.	1,510	76,648
Westamerica BanCorp	2,676	150,953
Western Alliance Bancorp	550	36,185

	Shares	Value
White Mountains Insurance Group Ltd.	23	$34,615
Wintrust Financial Corp.	215	19,941
World Acceptance Corp. (b)	290	37,854
WSFS Financial Corp.	420	19,291
Zions BanCorp NA	920	40,360
		8,149,455
Health Care — 5.0%
Accolade, Inc. (b)	1,030	12,370
Adaptive Biotechnologies Corp. (b)	3,468	16,993
Agenus, Inc. (b)	6,820	5,646
Agios Pharmaceuticals, Inc. (b)	496	11,046
Allogene Therapeutics, Inc. (b)	7,120	22,855
Arvinas, Inc. (b)	970	39,925
AtriCure, Inc. (b)	130	4,640
Avidity Biosciences, Inc. (b)	1,030	9,321
Beam Therapeutics, Inc. (b)(c)	140	3,811
BioCryst Pharmaceuticals, Inc. (b)	1,310	7,847
Brookdale Senior Living, Inc. (b)	5,446	31,696
CareDx, Inc. (b)	1,940	23,280
Catalyst Pharmaceuticals, Inc. (b)	409	6,875
Computer Programs and Systems, Inc. (b)	1,430	16,016
Eagle Pharmaceuticals, Inc. (b)	1,070	5,596
Editas Medicine, Inc. (b)	1,982	20,078
Embecta Corp.	760	14,387
Emergent BioSolutions, Inc. (b)	6,826	16,382
Enanta Pharmaceuticals, Inc. (b)	570	5,364
Enovis Corp. (b)	4,139	231,867
Generation Bio Co. (b)	4,700	7,755
Health Catalyst, Inc. (b)	1,390	12,871
ImmunoGen, Inc. (b)	795	23,572
Innoviva, Inc. (b)	1,972	31,631
Intellia Therapeutics, Inc. (b)	835	25,459

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Health Care — 5.0% (Continued)
Invitae Corp. (b)(c)	10,337	$6,479
Ironwood Pharmaceuticals, Inc. - Class A (b)	4,350	49,764
Kezar Life Sciences, Inc. (b)	1,650	1,563
Kiniksa Pharmaceuticals Ltd. - Class A (b)	765	13,418
Kodiak Sciences, Inc. (b)	2,719	8,266
Myriad Genetics, Inc. (b)	515	9,857
National HealthCare Corp.	180	16,636
Neogen Corp. (b)	1,044	20,995
NeoGenomics, Inc. (b)	1,762	28,509
Nurix Therapeutics, Inc. (b)	1,546	15,955
OraSure Technologies, Inc. (b)	5,306	43,509
Pacific Biosciences of California, Inc. (b)	872	8,554
PetIQ, Inc. (b)	706	13,944
Phibro Animal Health Corp. - Class A	1,300	15,054
Premier, Inc. - Class A	1,500	33,540
Prestige Consumer Healthcare, Inc. (b)	17	1,041
PTC Therapeutics, Inc. (b)	80	2,205
RAPT Therapeutics, Inc. (b)	392	9,741
Relay Therapeutics, Inc. (b)	1,649	18,155
Replimune Group, Inc. (b)	1,470	12,392
Rocket Pharmaceuticals, Inc. (b)	290	8,691
Select Medical Holdings Corp.	958	22,513
SIGA Technologies, Inc.	3,000	16,800
Surgery Partners, Inc. (b)	612	19,578
Twist Bioscience Corp. (b)	982	36,197
UFP Technologies, Inc. (b)	878	151,051
Utah Medical Products, Inc.	218	18,360
Vanda Pharmaceuticals, Inc. (b)	5,448	22,991
Veracyte, Inc. (b)	1,986	54,635
Y-mAbs Therapeutics, Inc. (b)	910	6,206
		1,293,882
Industrials — 18.4%
ABM Industries, Inc.	830	37,209

	Shares	Value
ACCO Brands Corp.	4,500	$27,360
ACV Auctions, Inc. - Class A (b)	190	2,879
AerSale Corp. (b)	1,830	23,232
Alamo Group, Inc.	100	21,019
Allegiant Travel Co.	3,329	275,009
Allient, Inc.	4,061	122,683
American Woodmark Corp. (b)	513	47,632
Apogee Enterprises, Inc.	180	9,614
Argan, Inc.	67	3,135
Armstrong World Industries, Inc.	290	28,513
AZZ, Inc.	1,423	82,662
Babcock & Wilcox Enterprises, Inc. (b)	5,710	8,337
Barnes Group, Inc.	960	31,325
Beacon Roofing Supply, Inc. (b)	810	70,486
BGSF, Inc.	310	2,914
Boise Cascade Co.	50	6,468
Brady Corp. - Class A	440	25,824
Columbus McKinnon Corp.	670	26,143
Concentrix Corp.	370	36,338
Concrete Pumping Holdings, Inc. (b)	16,167	132,569
Costamare, Inc.	4,320	44,971
Douglas Dynamics, Inc.	3,588	106,492
Ducommun, Inc. (b)	1,482	77,153
DXP Enterprises, Inc. (b)	1,200	40,440
EMCOR Group, Inc.	203	43,732
Encore Wire Corp.	164	35,030
Energy Recovery, Inc. (b)	6,020	113,417
Enerpac Tool Group Corp.	620	19,276
EnerSys	92	9,288
Ennis, Inc.	820	17,966
Esab Corp.	2,113	183,028
ESCO Technologies, Inc.	206	24,108
First Advantage Corp.	15,951	264,308
Flowserve Corp.	910	37,510
Fluor Corp. (b)	2,100	82,257
Forward Air Corp.	490	30,806
FTAI Aviation Ltd.	4,326	200,726
Gates Industrial Corp. PLC (b)	9,740	130,711

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Industrials — 18.4% (Continued)
Gibraltar Industries, Inc. (b)	70	$5,529
Global Industrial Co.	289	11,225
GrafTech International Ltd.	9,760	21,374
Graham Corp. (b)	3,715	70,474
Griffon Corp.	45	2,743
Hawaiian Holdings, Inc. (b)	530	7,526
Healthcare Services Group, Inc.	2,300	23,851
Heartland Express, Inc.	1,890	26,951
Heidrick & Struggles International, Inc.	1,330	39,275
Hillenbrand, Inc.	780	37,323
Hyster-Yale Materials Handling, Inc. - Class A	750	46,642
Insteel Industries, Inc.	780	29,866
Interface, Inc.	2,500	31,550
JELD-WEN Holding, Inc. (b)	1,600	30,208
JetBlue Airways Corp. (b)	2,000	11,100
Kelly Services, Inc. - Class A	2,300	49,726
Kforce, Inc.	400	27,024
Kirby Corp. (b)	469	36,807
Korn Ferry	610	36,203
ManpowerGroup, Inc.	470	37,351
Marten Transport Ltd.	820	17,204
Matson, Inc.	1,190	130,424
Miller Industries, Inc.	1,606	67,918
MillerKnoll, Inc.	1,578	42,101
Moog, Inc. - Class A	175	25,337
MRC Global, Inc. (b)	800	8,808
Mueller Industries, Inc.	1,416	66,764
Mueller Water Products, Inc. - Class A	1,960	28,224
National Presto Industries, Inc.	305	24,485
NOW, Inc. (b)	830	9,396
PAM Transportation Services, Inc. (b)	338	7,024
Powell Industries, Inc.	630	55,692
Preformed Line Products Co.	50	6,693
Primoris Services Corp.	400	13,284
Proto Labs, Inc. (b)	700	27,272
Quad/Graphics, Inc. (b)	1,500	8,130

	Shares	Value
RCM Technologies, Inc. (b)	480	$13,939
Resideo Technologies, Inc. (b)	980	18,444
Resources Connection, Inc.	2,290	32,449
REV Group, Inc.	1,200	21,804
Rush Enterprises, Inc. - Class A	2,951	148,435
Safe Bulkers, Inc.	3,173	12,470
SkyWest, Inc. (b)	120	6,264
Steelcase, Inc. - Class A	7,295	98,628
Tennant Co.	60	5,561
Terex Corp.	1,062	61,023
The Brink’s Co.	450	39,577
The Greenbrier Cos., Inc.	800	35,344
Thermon Group Holdings, Inc. (b)	1,383	45,044
Titan Machinery, Inc. (b)	600	17,328
Trinity Industries, Inc.	995	26,457
Triumph Group, Inc. (b)	460	7,627
TrueBlue, Inc. (b)	2,440	37,430
TTEC Holdings, Inc.	1,270	27,521
Tutor Perini Corp. (b)	4,130	37,583
UFP Industries, Inc.	693	87,006
V2X, Inc. (b)	490	22,756
Verra Mobility Corp. (b)	800	18,424
Wabash National Corp.	2,969	76,066
WESCO International, Inc.	634	110,240
WNS Holdings Ltd. - ADR (b)	3,238	204,642
		4,816,136
Information Technology — 5.0%
ACI Worldwide, Inc. (b)	1,220	37,332
Amkor Technology, Inc.	164	5,456
Arlo Technologies, Inc. (b)	510	4,855
Avnet, Inc.	680	34,272
Axcelis Technologies, Inc. (b)	240	31,126
Belden, Inc.	480	37,080
Benchmark Electronics, Inc.	400	11,056
C3.ai, Inc. - Class A (b)(c)	415	11,915
Calix, Inc. (b)	39	1,704
Cambium Networks Corp. (b)	2,564	15,384
Cerence, Inc. (b)	808	15,885
Cirrus Logic, Inc. (b)	340	28,285

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Information Technology — 5.0% (Continued)
Coherent Corp. (b)	730	$31,777
CPI Card Group, Inc. (b)	910	17,463
Diodes, Inc. (b)	320	25,766
eGain Corp. (b)	2,481	20,667
ePlus, Inc. (b)	845	67,465
FARO Technologies, Inc. (b)	330	7,435
Fastly, Inc. - Class A (b)	1,433	25,507
InterDigital, Inc.	60	6,512
Itron, Inc. (b)	1,040	78,530
Kimball Electronics, Inc. (b)	900	24,255
LiveRamp Holdings, Inc. (b)	885	33,524
MaxLinear, Inc. (b)	800	19,016
N-able, Inc. (b)	945	12,521
NCR Corp. (b)	1,370	23,167
Olo, Inc. - Class A (b)	1,670	9,552
ON24, Inc.	1,090	8,589
OSI Systems, Inc. (b)	333	42,974
PC Connection, Inc.	345	23,187
Photronics, Inc. (b)	3,130	98,188
Plexus Corp. (b)	501	54,173
Progress Software Corp.	762	41,377
Rimini Street, Inc. (b)	31,952	104,483
Sanmina Corp. (b)	1,480	76,028
ScanSource, Inc. (b)	560	22,182
Semtech Corp. (b)	1,630	35,713
SolarWinds Corp. (b)	480	5,995
Telos Corp. (b)	4,950	18,068
TTM Technologies, Inc. (b)	3,300	52,173
Unisys Corp. (b)	970	5,451
Vishay Intertechnology, Inc.	1,330	31,880
Vontier Corp.	1,100	38,005
		1,295,973
Materials — 5.2%
AdvanSix, Inc.	940	28,162
Alto Ingredients, Inc. (b)	10,390	27,637
Ashland, Inc.	3,033	255,712
Cabot Corp.	205	17,118
Carpenter Technology Corp.	1,047	74,128
Clearwater Paper Corp. (b)	212	7,657
Commercial Metals Co.	824	41,233
Compass Minerals International, Inc.	920	23,294
Constellium SE (b)	300	5,988

	Shares	Value
Core Molding
Technologies, Inc. (b)	2,352	$43,582
Ecovyst, Inc. (b)	3,305	32,290
Greif, Inc. - Class A	395	25,908
Hawkins, Inc.	200	14,084
Haynes International, Inc.	1,709	97,498
Ingevity Corp. (b)	810	38,248
Innospec, Inc.	837	103,152
Kaiser Aluminum Corp.	400	28,476
Lifezone Metals Ltd. (b)(c)	690	6,238
Mercer International, Inc.	3,410	32,327
Minerals Technologies, Inc.	520	37,081
Myers Industries, Inc.	1,330	26,002
NewMarket Corp.	20	10,917
Pactiv Evergreen, Inc.	237	3,249
SunCoke Energy, Inc.	136	1,461
Sylvamo Corp.	380	18,662
Taseko Mines Ltd. (b)	76,796	107,514
Tredegar Corp.	5,008	27,093
TriMas Corp.	1,000	25,330
Trinseo PLC	5,030	42,101
United States Lime & Minerals, Inc.	576	132,682
Warrior Met Coal, Inc.	540	32,924
Worthington Steel, Inc. (b)	120	3,372
		1,371,120
Real Estate — 6.9%
Agree Realty Corp.	418	26,313
Alexander’s, Inc.	130	27,764
Apple Hospitality REIT, Inc.	2,857	47,455
Armada Hoffler Properties, Inc.	679	8,399
Braemar Hotels & Resorts, Inc.	6,140	15,350
City Office REIT, Inc.	6,210	37,943
COPT Defense Properties	475	12,174
CubeSmart	806	37,358
Cushman & Wakefield PLC (b)	3,370	36,396
DiamondRock Hospitality Co.	2,791	26,208
DigitalBridge Group, Inc.	4,070	71,388
Douglas Elliman, Inc.	2,835	8,363
Douglas Emmett, Inc.	5,165	74,893

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Real Estate — 6.9% (Continued)
Empire State Realty Trust, Inc. - Class A	6,922	$67,074
Essential Properties Realty Trust, Inc.	2,575	65,817
Forestar Group, Inc. (b)	1,200	39,684
Four Corners Property Trust, Inc.	212	5,364
Hudson Pacific Properties, Inc.	8,090	75,318
Innovative Industrial Properties, Inc.	1,510	152,238
Jones Lang LaSalle, Inc. (b)	165	31,164
Marcus & Millichap, Inc.	850	37,128
National Health Investors, Inc.	425	23,736
NexPoint Residential Trust, Inc.	172	5,922
Office Properties Income Trust	2,760	20,203
Orion Office REIT, Inc.	7,280	41,642
Outfront Media, Inc.	1,220	17,031
Park Hotels & Resorts, Inc.	2,340	35,802
Pebblebrook Hotel Trust	2,230	35,635
RE/MAX Holdings, Inc. - Class A	2,630	35,058
Retail Opportunity Investments Corp.	372	5,219
RLJ Lodging Trust	9,080	106,418
Ryman Hospitality Properties, Inc.	2,169	238,720
Sabra Health Care REIT, Inc.	5,818	83,023
Safehold, Inc.	1,419	33,205
Seritage Growth Properties - Class A (b)	3,580	33,473
SL Green Realty Corp.(c)	270	12,196
STAG Industrial, Inc.	782	30,701
Star Holdings (b)	271	4,059
The Macerich Co.	2,359	36,399
The RMR Group, Inc. - Class A	442	12,478
Uniti Group, Inc.	6,591	38,096
Urban Edge Properties	1,417	25,931
Xenia Hotels & Resorts, Inc.	2,466	33,587
		1,812,325

	Shares	Value
Utilities — 2.5%
ALLETE, Inc.	570	$34,861
American States Water Co.	180	14,476
Avista Corp.	980	35,025
Black Hills Corp.	920	49,634
Brookfield Infrastructure Corp. - Class A	435	15,347
Northwest Natural Holding Co.	1,019	39,680
NorthWestern Corp.	640	32,570
ONE Gas, Inc.	1,460	93,031
Otter Tail Corp.	1,476	125,416
PNM Resources, Inc.	765	31,824
Portland General Electric Co.	890	38,573
Southwest Gas Holdings, Inc.	630	39,910
Spire, Inc.	560	34,910
UGI Corp.	2,674	65,780
		651,037
Total Common Stocks
(Cost $21,140,940)		26,148,180
Total Investments at Value — 99.9%
(Cost $21,140,940)		26,148,180
Other Assets in Excess of Liabilities — 0.1%		14,808
Net Assets — 100.0%		$26,162,988

Percentages are stated as a percent of net assets.

ADR - American Depository Recepit

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	This security or a partial position of this security is on loan at December 31, 2023. The total fair value of securities on loan at December 31, 2023 was $159,878 (Note 8).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments

	Shares	Value
COMMON STOCKS — 99.7% (a)
Communication Services — 7.9%
Alphabet, Inc. - Class A (b)	30,740	$4,294,071
Alphabet, Inc. - Class C (b)	25,866	3,645,295
AMC Entertainment Holdings, Inc. - Class A (b)	965	5,906
AMC Networks, Inc. - Class A (b)	231	4,340
Anterix, Inc. (b)	141	4,698
AT&T, Inc.	36,993	620,743
Atlanta Braves Holdings, Inc. - Class C (b)	231	9,143
Bandwidth, Inc. - Class A (b)	266	3,849
Boston Omaha Corp. - Class A (b)	206	3,240
Bumble, Inc. - Class A (b)	510	7,517
Cable One, Inc.	20	11,132
Cardlytics, Inc. (b)	436	4,016
Cargurus, Inc. (b)	474	11,452
Cars.com, Inc. (b)	445	8,442
Charter Communications, Inc. - Class A (b)	533	207,166
Cinemark Holdings, Inc. (b)	460	6,481
Cogent Communications
Holdings, Inc.	234	17,798
Comcast Corp. - Class A	21,063	923,613
DISH Network Corp. - Class A (b)	1,469	8,476
EchoStar Corp. - Class A (b)(c)	102	1,690
Electronic Arts, Inc.	1,273	174,159
Endeavor Group Holdings, Inc. - Class A	1,191	28,263
Eventbrite, Inc. - Class A (b)	246	2,057
Fox Corp. - Class A	1,272	37,740
Fox Corp. - Class B	708	19,576
Frontier Communications Parent, Inc. (b)	1,155	29,268
Getty Images Holdings, Inc. (b)	1,251	6,568
Gogo, Inc. (b)	386	3,910
Gray Television, Inc.	252	2,258
IAC, Inc. (b)	432	22,628

	Shares	Value
Iridium Communications, Inc.	606	$24,943
John Wiley & Sons, Inc. - Class A	200	6,348
Liberty Broadband Corp. - Class A (b)	85	6,854
Liberty Broadband Corp. - Class C (b)	597	48,112
Liberty Broadband, Inc. - Class C (b)(d)(e)	411	—
Liberty Latin America Ltd. - Class C (b)	634	4,654
Liberty Media Corp-Liberty Formula One - Class C (b)	1,063	67,107
Liberty Media Corp-Liberty Live - Class A (b)	95	3,472
Liberty Media Corp-Liberty Live - Class C (b)	313	11,703
Liberty Media Corp-Liberty SiriusXM - Class A (b)	591	16,985
Liberty Media Corp-Liberty SiriusXM (b)	1,074	30,910
Lions Gate Entertainment Corp. - Class B (b)	356	3,628
Live Nation Entertainment, Inc. (b)	752	70,387
Madison Square Garden Entertainment Corp. (b)	192	6,104
Madison Square Garden Sports Corp. (b)	93	16,910
Magnite, Inc. (b)	700	6,538
Match Group, Inc. (b)	1,474	53,801
Meta Platforms, Inc. - Class A (b)	11,544	4,086,114
Netflix, Inc. (b)	2,268	1,104,244
News Corp. - Class A	1,983	48,683
News Corp. - Class B	576	14,815
Nexstar Media Group, Inc.	154	24,139
Omnicom Group, Inc.	992	85,818
Paramount Global - Class B (c)	3,465	51,247
Pinterest, Inc. - Class A (b)	2,918	108,083
PubMatic, Inc. - Class A (b)	268	4,371
QuinStreet, Inc. (b)	458	5,872
ROBLOX Corp. - Class A (b)	2,400	109,728
Roku, Inc. (b)	648	59,396

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Communication Services — 7.9% (Continued)
Rumble, Inc. (b)	792	$3,556
Scholastic Corp.	152	5,730
Shenandoah Telecommunications Co.	300	6,486
Shutterstock, Inc.	122	5,890
Sinclair, Inc.	166	2,163
Snap, Inc. - Class A (b)	5,277	89,340
Sphere Entertainment Co. (b)	192	6,520
Stagwell, Inc. (b)	683	4,528
Take-Two Interactive Software, Inc. (b)	809	130,209
TechTarget, Inc. (b)	144	5,020
TEGNA, Inc.	917	14,030
Telephone and Data Systems, Inc.	391	7,175
The EW Scripps Co. - Class A (b)	175	1,398
The Interpublic Group of Cos., Inc.	1,947	63,550
The Marcus Corp.	100	1,458
The New York Times Co. - Class A	870	42,621
The Trade Desk, Inc. - Class A (b)	2,282	164,213
The Walt Disney Co.	9,461	854,234
Thryv Holdings, Inc. (b)	239	4,864
TKO Group Holdings, Inc.	212	17,295
T-Mobile US, Inc.	2,436	390,564
TripAdvisor, Inc. (b)	421	9,064
United States Cellular Corp. (b)	17	706
Verizon Communications, Inc.	21,708	818,392
Warner Bros Discovery, Inc. (b)	11,568	131,644
Warner Music Group Corp. - Class A	618	22,118
WideOpenWest, Inc. (b)	194	786
Yelp, Inc. (b)	351	16,616
Ziff Davis, Inc. (b)	258	17,335
ZipRecruiter, Inc. - Class A (b)	326	4,531

	Shares	Value
ZoomInfo Technologies, Inc. (b)	1,580	$29,214
		19,077,711
Consumer Discretionary — 10.8%
Abercrombie & Fitch Co. - Class A (b)	248	21,879
Academy Sports & Outdoors, Inc.	423	27,918
Accel Entertainment, Inc. (b)	75	770
Acushnet Holdings Corp.	172	10,865
Adient PLC (b)	490	17,816
ADT, Inc.	1,375	9,377
Adtalem Global Education, Inc. (b)	183	10,788
Advance Auto Parts, Inc.	314	19,163
Airbnb, Inc. - Class A (b)	2,131	290,114
Amazon.com, Inc. (b)	46,696	7,094,990
American Axle & Manufacturing Holdings, Inc. (b)	626	5,515
American Eagle Outfitters, Inc.	1,079	22,832
Aramark	1,407	39,537
Arko Corp.	521	4,298
Asbury Automotive Group, Inc. (b)	103	23,172
Autoliv, Inc.	416	45,839
AutoNation, Inc. (b)	152	22,827
AutoZone, Inc. (b)	93	240,462
Bally’s Corp. (b)	172	2,398
Bath & Body Works, Inc.	1,243	53,648
Beazer Homes USA, Inc. (b)	200	6,758
Best Buy Co., Inc.	1,003	78,515
Big Lots, Inc.	200	1,558
BJ’s Restaurants, Inc. (b)	188	6,770
Bloomin’ Brands, Inc.	357	10,050
Booking Holdings, Inc. (b)	182	645,594
Boot Barn Holdings, Inc. (b)	154	11,821
BorgWarner, Inc.	1,234	44,239
Bowlero Corp. - Class A (b)(c)	519	7,349
Boyd Gaming Corp.	387	24,230

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Consumer Discretionary — 10.8% (Continued)
Bright Horizons Family
Solutions, Inc. (b)	300	$28,272
Brinker International, Inc. (b)	175	7,557
Brunswick Corp.	364	35,217
Burlington Stores, Inc. (b)	346	67,290
Caesars Entertainment, Inc. (b)	1,158	54,287
Caleres, Inc.	186	5,716
Camping World Holdings, Inc. - Class A	203	5,331
CarMax, Inc. (b)	815	62,543
Carnival Corp. (b)	5,125	95,018
Carter’s, Inc.	172	12,881
Carvana Co. (b)	527	27,899
Cavco Industries, Inc. (b)	45	15,598
Century Communities, Inc.	174	15,858
Chegg, Inc. (b)	740	8,406
Chewy, Inc. - Class A (b)	496	11,720
Chico’s FAS, Inc. (b)	293	2,221
Chipotle Mexican Grill, Inc. (b)	142	324,748
Choice Hotels International, Inc.	158	17,901
Churchill Downs, Inc.	332	44,797
Chuy’s Holdings, Inc. (b)	145	5,543
Columbia Sportswear Co.	216	17,181
Coupang, Inc. (b)	5,877	95,149
Coursera, Inc. (b)	645	12,494
Cracker Barrel Old Country Store, Inc.	145	11,177
Crocs, Inc. (b)	317	29,611
Dana, Inc.	900	13,149
Darden Restaurants, Inc.	636	104,495
Dave & Buster’s Entertainment, Inc. (b)	145	7,808
Deckers Outdoor Corp. (b)	135	90,238
Denny’s Corp. (b)	494	5,375
Designer Brands, Inc. - Class A	303	2,682
Dick’s Sporting Goods, Inc.	297	43,644
Dillard’s, Inc. - Class A (c)	49	19,779
Dine Brands Global, Inc.	78	3,873

	Shares	Value
Domino’s Pizza, Inc.	185	$76,263
DoorDash, Inc. - Class A (b)	1,262	124,799
Dorman Products, Inc. (b)	106	8,841
DR Horton, Inc.	1,515	230,250
DraftKings, Inc. - Class A (b)	2,172	76,563
Dream Finders Homes, Inc. - Class A (b)	193	6,857
Duolingo, Inc. (b)	181	41,060
Dutch Bros, Inc. - Class A (b)	295	9,343
eBay, Inc.	2,796	121,962
Ethan Allen Interiors, Inc.	52	1,660
Etsy, Inc. (b)	610	49,441
European Wax Center, Inc. - Class A (b)	314	4,267
Everi Holdings, Inc. (b)	548	6,176
Expedia Group, Inc. (b)	877	133,120
Figs, Inc. - Class A (b)	673	4,677
Fisker, Inc. (b)	874	1,529
Five Below, Inc. (b)	284	60,537
Floor & Decor Holdings, Inc. - Class A (b)(c)	563	62,808
Foot Locker, Inc.	475	14,796
Ford Motor Co.	21,135	257,636
Fox Factory Holding Corp. (b)	225	15,183
Frontdoor, Inc. (b)	487	17,152
Funko, Inc. - Class A (b)	237	1,832
GameStop Corp. - Class A (b)(c)	1,424	24,963
General Motors Co.	7,020	252,158
Genesco, Inc. (b)	118	4,155
Gentex Corp.	1,246	40,694
Gentherm, Inc. (b)	127	6,650
Genuine Parts Co.	706	97,781
G-III Apparel Group Ltd. (b)	307	10,432
Global Business Travel Group - Class A (b)(c)	2,145	13,835
Golden Entertainment, Inc.	100	3,993
Graham Holdings Co. - Class B	20	13,930

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Consumer Discretionary — 10.8% (Continued)
Grand Canyon Education, Inc. (b)	139	$18,354
Green Brick Partners, Inc. (b)	259	13,452
Group 1 Automotive, Inc.	70	21,332
Guess?, Inc.	138	3,182
H&R Block, Inc.	749	36,229
Hanesbrands, Inc.	1,393	6,213
Harley-Davidson, Inc.	776	28,588
Hasbro, Inc.	672	34,312
Helen of Troy Ltd. (b)	127	15,343
Hibbett, Inc.	91	6,554
Hilton Grand Vacations, Inc. (b)	448	18,001
Hilton Worldwide Holdings, Inc.	1,312	238,902
Hyatt Hotels Corp. - Class A	214	27,908
Installed Building Products, Inc.	125	22,853
iRobot Corp. (b)	167	6,463
Jack in the Box, Inc.	88	7,183
KB Home	375	23,423
Kohl’s Corp.	555	15,917
Kontoor Brands, Inc.	341	21,285
Krispy Kreme, Inc.	424	6,398
Las Vegas Sands Corp.	1,705	83,903
Laureate Education, Inc.	829	11,366
La-Z-Boy, Inc.	228	8,418
LCI Industries	109	13,702
Lear Corp.	311	43,916
Leggett & Platt, Inc.	706	18,476
Lennar Corp. - Class A	1,264	188,387
Leslie’s, Inc. (b)	854	5,901
Levi Strauss & Co. - Class A	499	8,253
LGI Homes, Inc. (b)	109	14,514
Life Time Group Holdings, Inc. (b)	332	5,007
Light & Wonder, Inc. (b)	438	35,964
Lithia Motors, Inc.	140	46,099
LKQ Corp.	1,351	64,564
Lowe’s Cos., Inc.	2,981	663,422
Lucid Group, Inc. (b)(c)	3,848	16,200

	Shares	Value
Lululemon Athletica, Inc. (b)	577	$295,014
M/I Homes, Inc. (b)	144	19,835
Macy’s, Inc.	1,219	24,526
Malibu Boats, Inc. - Class A (b)	86	4,715
MarineMax, Inc. (b)	165	6,418
Marriott International, Inc. - Class A	1,294	291,810
Marriott Vacations Worldwide Corp.	155	13,158
Mattel, Inc. (b)	1,876	35,419
McDonald’s Corp.	3,754	1,113,099
MDC Holdings, Inc.	245	13,536
Meritage Homes Corp.	200	34,840
MGM Resorts International	1,468	65,590
Mister Car Wash, Inc. (b)	341	2,946
Modine Manufacturing Co. (b)	227	13,552
Mohawk Industries, Inc. (b)	266	27,531
Monarch Casino & Resort, Inc.	82	5,670
Monro, Inc.	167	4,900
Murphy USA, Inc.	108	38,509
National Vision Holdings, Inc. (b)	396	8,288
Newell Brands, Inc.	2,053	17,820
NIKE, Inc. - Class B	6,115	663,906
Nordstrom, Inc.	386	7,122
Norwegian Cruise Line Holdings Ltd. (b)	2,074	41,563
NVR, Inc. (b)	16	112,007
Ollie’s Bargain Outlet Holdings, Inc. (b)	289	21,932
O’Reilly Automotive, Inc. (b)	308	292,625
Overstock.com, Inc. (b)	240	6,646
Oxford Industries, Inc.	105	10,500
Papa John’s International, Inc.	173	13,188
Patrick Industries, Inc.	123	12,343
Peloton Interactive, Inc. - Class A (b)	1,538	9,366
Penn Entertainment, Inc. (b)	842	21,909

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Consumer Discretionary — 10.8% (Continued)
Penske Automotive Group, Inc.	102	$16,372
Perdoceo Education Corp.	208	3,653
Phinia, Inc.	219	6,634
Planet Fitness, Inc. - Class A (b)	440	32,120
Polaris, Inc.	291	27,578
Pool Corp.	190	75,755
Portillo’s, Inc. - Class A (b)	238	3,791
PulteGroup, Inc.	1,102	113,748
PVH Corp.	315	38,468
QuantumScape Corp. (b)	1,153	8,013
Ralph Lauren Corp.	225	32,445
RCI Hospitality Holdings, Inc.	72	4,771
Red Rock Resorts, Inc. - Class A	263	14,026
Revolve Group, Inc. (b)	216	3,581
RH (b)	86	25,067
Rivian Automotive, Inc. - Class A (b)	3,586	84,128
Ross Stores, Inc.	1,709	236,509
Rover Group, Inc. (b)	877	9,542
Royal Caribbean Cruises Ltd. (b)	1,231	159,402
Sally Beauty Holdings, Inc. (b)	700	9,296
SeaWorld Entertainment, Inc. (b)	355	18,755
Service Corp. International	729	49,900
Shake Shack, Inc. - Class A (b)	200	14,824
Shoe Carnival, Inc.	120	3,625
Signet Jewelers Ltd.	218	23,383
Six Flags Entertainment Corp. (b)	327	8,201
Skechers USA, Inc. - Class A (b)	709	44,199
Skyline Champion Corp. (b)	304	22,575
Sleep Number Corp. (b)	90	1,335
Sonic Automotive, Inc. - Class A	114	6,408
Sonos, Inc. (b)	508	8,707

	Shares	Value
Standard Motor Products, Inc.	147	$5,852
Starbucks Corp.	5,752	552,250
Steven Madden Ltd.	450	18,900
Stoneridge, Inc. (b)	252	4,932
Strategic Education, Inc.	154	14,225
Stride, Inc. (b)	186	11,043
Sturm Ruger & Co., Inc.	93	4,227
Sweetgreen, Inc. - Class A (b)	430	4,859
Tapestry, Inc.	1,214	44,687
Taylor Morrison Home Corp. (b)	532	28,382
Tempur Sealy International, Inc.	859	43,783
Tesla, Inc. (b)	14,270	3,545,810
Texas Roadhouse, Inc.	332	40,580
The Aaron’s Co., Inc.	200	2,176
The Buckle, Inc.	161	7,651
The Cheesecake Factory, Inc.	300	10,503
The Gap, Inc.	1,249	26,117
The Goodyear Tire & Rubber Co. (b)	1,254	17,957
The Home Depot, Inc.	5,195	1,800,327
The ODP Corp. (b)	176	9,909
The TJX Cos., Inc.	5,906	554,042
The Wendy’s Co.	1,105	21,525
Thor Industries, Inc.	240	28,380
Toll Brothers, Inc.	540	55,507
TopBuild Corp. (b)	162	60,630
Topgolf Callaway Brands Corp. (b)	650	9,321
Tractor Supply Co. (c)	548	117,836
Travel + Leisure Co.	382	14,932
Tri Pointe Homes, Inc. (b)	522	18,479
Udemy, Inc. (b)	372	5,480
Ulta Beauty, Inc. (b)	255	124,947
Under Armour, Inc. - Class A (b)	1,256	11,040
Under Armour, Inc. - Class C (b)	595	4,968
Upbound Group, Inc.	194	6,590
Urban Outfitters, Inc. (b)	277	9,886
Vail Resorts, Inc.	197	42,054

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Consumer Discretionary — 10.8% (Continued)
Valvoline, Inc.	693	$26,043
VF Corp.	1,979	37,205
Victoria’s Secret & Co. (b)	494	13,111
Vista Outdoor, Inc. (b)	206	6,091
Visteon Corp. (b)	149	18,610
Warby Parker, Inc. - Class A (b)	541	7,628
Wayfair, Inc. - Class A (b)(c)	410	25,297
Whirlpool Corp.	272	33,121
Williams-Sonoma, Inc.	318	64,166
Wingstop, Inc.	142	36,434
Winmark Corp.	20	8,351
Winnebago Industries, Inc.	175	12,754
Wolverine World Wide, Inc.	533	4,738
Worthington Industries, Inc.	191	10,992
WW International, Inc. (b)	440	3,850
Wyndham Hotels & Resorts, Inc.	437	35,139
Wynn Resorts Ltd.	525	47,833
XPEL, Inc. (b)	88	4,739
Xponential Fitness, Inc. - Class A (b)	246	3,171
YETI Holdings, Inc. (b)	494	25,579
Yum! Brands, Inc.	1,446	188,934
		25,952,544
Consumer Staples — 5.8%
Albertsons Cos., Inc. - Class A	1,815	41,745
Altria Group, Inc.	9,167	369,797
Archer-Daniels-Midland Co.	2,739	197,811
B&G Foods, Inc. (c)	250	2,625
BellRing Brands, Inc. (b)	701	38,856
Beyond Meat, Inc. (b)(c)	390	3,471
BJ’s Wholesale Club Holdings, Inc. (b)	717	47,795
Brown-Forman Corp. -Class B	1,547	88,334
Bunge Global SA	756	76,318
Calavo Growers, Inc.	158	4,647
Cal-Maine Foods, Inc.	201	11,535
Campbell Soup Co.	1,064	45,997
Casey’s General Stores, Inc.	202	55,497
Celsius Holdings, Inc. (b)	621	33,857

	Shares	Value
Central Garden & Pet Co. - Class A (b)	165	$7,267
Church & Dwight Co., Inc.	1,273	120,375
Coca-Cola Consolidated, Inc.	27	25,067
Colgate-Palmolive Co.	4,270	340,362
Conagra Brands, Inc.	2,366	67,810
Constellation Brands, Inc. - Class A	868	209,839
Costco Wholesale Corp.	2,292	1,512,903
Coty, Inc. - Class A (b)	1,566	19,450
Darling Ingredients, Inc. (b)	852	42,464
Dole PLC	419	5,150
Dollar General Corp.	1,155	157,022
Dollar Tree, Inc. (b)	1,159	164,636
Edgewell Personal Care Co.	275	10,073
elf Beauty, Inc. (b)	257	37,095
Energizer Holdings, Inc.	355	11,246
Flowers Foods, Inc.	1,066	23,996
Fresh Del Monte Produce, Inc.	100	2,625
Freshpet, Inc. (b)	270	23,425
General Mills, Inc.	2,977	193,922
Grocery Outlet Holding
Corp. (b)	407	10,973
Herbalife Ltd. (b)	328	5,005
Hormel Foods Corp.	1,553	49,867
Ingles Markets, Inc. - Class A	56	4,837
Ingredion, Inc.	309	33,536
Inter Parfums, Inc.	111	15,985
J & J Snack Foods Corp.	84	14,040
John B Sanfilippo & Son, Inc.	65	6,698
Kellanova	1,467	82,020
Kenvue, Inc.	8,902	191,660
Keurig Dr Pepper, Inc.	5,124	170,732
Kimberly-Clark Corp.	1,731	210,334
Lamb Weston Holdings, Inc.	739	79,879
Lancaster Colony Corp.	112	18,636
McCormick & Co., Inc.	1,277	87,372
Medifast, Inc.	73	4,907
MGP Ingredients, Inc.	71	6,995
Mission Produce, Inc. (b)	336	3,390

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Consumer Staples — 5.8% (Continued)
Molson Coors Beverage Co. - Class B	1,032	$63,169
Mondelez International, Inc. - Class A	7,045	510,269
Monster Beverage Corp. (b)	3,876	223,296
National Beverage Corp. (b)	92	4,574
Nu Skin Enterprises, Inc. - Class A	325	6,311
PepsiCo, Inc.	7,114	1,208,242
Performance Food Group Co. (b)	821	56,772
Philip Morris International, Inc.	8,004	753,016
Pilgrim’s Pride Corp. (b)	231	6,389
Post Holdings, Inc. (b)	273	24,040
PriceSmart, Inc.	115	8,715
Reynolds Consumer Products, Inc.	328	8,804
Seaboard Corp.	2	7,140
Sovos Brands, Inc. (b)	349	7,688
SpartanNash Co.	169	3,879
Spectrum Brands Holdings, Inc.	158	12,604
Sprouts Farmers Market, Inc. (b)	544	26,172
Sysco Corp.	2,596	189,845
Target Corp.	2,363	336,538
The Andersons, Inc.	114	6,560
The Beauty Health Co. (b)	542	1,686
The Boston Beer Co., Inc. - Class A (b)	50	17,279
The Chefs’ Warehouse, Inc. (b)	258	7,593
The Clorox Co.	644	91,828
The Coca-Cola Co.	22,131	1,304,180
The Duckhorn Portfolio, Inc. (b)	229	2,256
The Estee Lauder Cos., Inc. - Class A	1,199	175,354
The Hain Celestial Group, Inc. (b)	600	6,570
The Hershey Co.	777	144,864
The J M Smucker Co.	525	66,349

	Shares	Value
The Kraft Heinz Co.	5,650	$208,937
The Kroger Co.	3,707	169,447
The Procter & Gamble Co.	12,159	1,781,780
The Simply Good Foods Co. (b)	418	16,553
The Vita Coco Co., Inc. (b)	205	5,258
Tootsie Roll Industries, Inc.	27	897
TreeHouse Foods, Inc. (b)	298	12,352
Tyson Foods, Inc. - Class A	1,605	86,269
United Natural Foods, Inc. (b)	297	4,820
Universal Corp.	181	12,185
US Foods Holding Corp. (b)	1,262	57,307
USANA Health Sciences, Inc. (b)	87	4,663
Utz Brands, Inc.	259	4,206
Vector Group Ltd.	938	10,581
Walgreens Boots Alliance, Inc.	3,650	95,301
Walmart, Inc.	7,394	1,165,664
WD-40 Co.	72	17,213
Weis Markets, Inc.	68	4,349
WK Kellogg Co.	419	5,506
		13,935,148
Energy — 4.0%
Antero Midstream Corp.	1,877	23,519
Antero Resources Corp. (b)	1,436	32,568
APA Corp.	1,536	55,112
Archrock, Inc.	896	13,798
Baker Hughes Co.	5,175	176,881
Berry Corp.	2	14
Bristow Group, Inc. (b)	100	2,827
Cactus, Inc. - Class A	322	14,619
California Resources Corp.	314	17,170
Callon Petroleum Co. (b)	265	8,586
Centrus Energy Corp. - Class A (b)	14	762
ChampionX Corp.	1,078	31,488
Cheniere Energy, Inc.	1,212	206,900
Chesapeake Energy Corp.	567	43,625
Chevron Corp.	10,054	1,499,655
Chord Energy Corp.	209	34,742
Civitas Resources, Inc.	388	26,531
CNX Resources Corp. (b)	862	17,240
Comstock Resources, Inc.	349	3,089

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Energy — 4.0% (Continued)
ConocoPhillips	6,186	$718,009
CONSOL Energy, Inc.	151	15,180
Core Laboratories, Inc.	251	4,433
Coterra Energy, Inc.	3,761	95,981
Crescent Energy Co. - Class A (c)	315	4,161
CVR Energy, Inc.	539	16,332
Delek US Holdings, Inc.	301	7,766
Devon Energy Corp.	3,263	147,814
Diamond Offshore Drilling, Inc. (b)	459	5,967
Diamondback Energy, Inc.	877	136,005
Dorian LPG Ltd.	219	9,608
Dril-Quip, Inc. (b)	145	3,374
DT Midstream, Inc.	511	28,003
EOG Resources, Inc.	3,020	365,269
EQT Corp.	1,869	72,256
Equitrans Midstream Corp.	2,321	23,628
Excelerate Energy, Inc. - Class A	203	3,138
Expro Group Holdings NV (b)	554	8,820
Exxon Mobil Corp.	21,480	2,147,570
Green Plains, Inc. (b)	300	7,566
Gulfport Energy Corp. (b)	95	12,654
Halliburton Co.	4,698	169,833
Helix Energy Solutions Group, Inc. (b)	525	5,397
Helmerich & Payne, Inc.	550	19,921
Hess Corp.	1,439	207,446
HF Sinclair Corp.	724	40,233
International Seaways, Inc.	208	9,460
Kinder Morgan, Inc.	9,977	175,994
KLX Energy Services Holdings, Inc. (b)	66	743
Kosmos Energy Ltd. (b)	2,396	16,077
Liberty Energy, Inc.	843	15,292
Magnolia Oil & Gas Corp. - Class A	901	19,182
Marathon Oil Corp.	3,169	76,563
Marathon Petroleum Corp.	2,065	306,363
Matador Resources Co.	583	33,149
Murphy Oil Corp.	792	33,787

	Shares	Value
Nabors Industries Ltd. (b)	48	$3,918
New Fortress Energy, Inc.	540	20,374
Newpark Resources, Inc. (b)	729	4,841
NextDecade Corp. (b)	760	3,625
Northern Oil and Gas, Inc.	500	18,535
NOV, Inc.	2,086	42,304
Occidental Petroleum Corp.	4,570	272,875
Oceaneering International, Inc. (b)	527	11,215
ONEOK, Inc.	2,260	158,697
Ovintiv, Inc.	981	43,085
Par Pacific Holdings, Inc. (b)	350	12,729
Patterson-UTI Energy, Inc.	1,757	18,976
PBF Energy, Inc. - Class A	472	20,749
Peabody Energy Corp.	573	13,935
Permian Basin Royalty Trust (c)	243	3,392
Permian Resources Corp.	2,108	28,669
Phillips 66	2,300	306,222
Pioneer Natural Resources Co.	1,175	264,234
ProPetro Holding Corp. (b)	504	4,224
Range Resources Corp.	1,174	35,737
REX American Resources Corp. (b)	11	520
RPC, Inc.	625	4,550
Sabine Royalty Trust	84	5,700
Schlumberger NV	7,305	380,152
Select Water Solutions, Inc.	615	4,668
SFL Corp. Ltd.	575	6,486
Sitio Royalties Corp. - Class A	319	7,500
SM Energy Co.	511	19,786
Southwestern Energy Co. (b)	5,040	33,012
Talos Energy, Inc. (b)	634	9,022
Targa Resources Corp.	1,130	98,163
TETRA Technologies, Inc. (b)	1,079	4,877
Texas Pacific Land Corp.	41	64,470
The Williams Cos., Inc.	6,225	216,817
Tidewater, Inc. (b)	230	16,585
Uranium Energy Corp. (b)	1,873	11,987

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Energy — 4.0% (Continued)
US Silica Holdings, Inc. (b)	456	$5,157
Valaris Ltd. (b)	351	24,068
Valero Energy Corp.	1,824	237,120
Vital Energy, Inc. (b)	85	3,867
Vitesse Energy, Inc.	221	4,838
W&T Offshore, Inc.	679	2,214
Weatherford International PLC (b)	360	35,219
World Kinect Corp.	203	4,624
		9,661,838
Financials — 13.3%
1st Source Corp.	103	5,660
Affiliated Managers Group, Inc.	160	24,227
Affirm Holdings, Inc. (b)	1,363	66,978
Aflac, Inc.	2,762	227,865
AGNC Investment Corp.	3,371	33,069
Ally Financial, Inc.	1,620	56,570
A-Mark Precious Metals, Inc.	160	4,840
Ambac Financial Group, Inc. (b)	412	6,790
Amerant Bancorp, Inc.	194	4,767
American Equity Investment Life Holding Co. (b)	361	20,144
American Express Co.	3,864	723,882
American Financial Group, Inc.	457	54,333
American International Group, Inc.	3,677	249,117
Ameriprise Financial, Inc.	530	201,310
Ameris Bancorp	300	15,915
AMERISAFE, Inc.	107	5,005
Annaly Capital Management, Inc.	2,551	49,413
Aon PLC - Class A	1,036	301,497
Apollo Commercial Real Estate Finance, Inc.	1,406	16,506
Apollo Global Management, Inc.	2,250	209,677
Arbor Realty Trust, Inc. (c)	1,480	22,466
Arch Capital Group Ltd. (b)	1,882	139,776

	Shares	Value
Ares Commercial Real Estate Corp.	1,033	$10,702
ARMOUR Residential REIT, Inc. (c)	558	10,780
Arthur J Gallagher & Co.	1,109	249,392
Artisan Partners Asset Management, Inc. - Class A	293	12,945
AssetMark Financial Holdings, Inc. (b)	202	6,050
Associated Banc-Corp.	670	14,331
Assurant, Inc.	284	47,851
Assured Guaranty Ltd.	326	24,395
Atlantic Union Bankshares Corp.	447	16,333
AvidXchange Holdings, Inc. (b)	628	7,781
Axis Capital Holdings Ltd.	380	21,041
Axos Financial, Inc. (b)	526	28,720
B Riley Financial, Inc. (c)	247	5,184
Banc of California, Inc.	801	10,761
BancFirst Corp.	115	11,193
Banco Latinoamericano de Comercio Exterior SA	226	5,591
Bank First Corp.	73	6,326
Bank of America Corp.	41,048	1,382,086
Bank of Hawaii Corp. (c)	217	15,724
Bank OZK	894	44,548
BankUnited, Inc.	414	13,426
Banner Corp.	180	9,641
Berkshire Hathaway, Inc. - Class A (b)	1	542,625
Berkshire Hathaway, Inc. - Class B (b)	6,785	2,419,938
Berkshire Hills Bancorp, Inc.	300	7,449
BGC Group, Inc. - Class A	1,563	11,285
BlackRock, Inc.	793	643,757
Blackstone Mortgage Trust, Inc. - Class A (c)	1,277	27,162
Block, Inc. (b)	2,778	214,878
Blue Owl Capital, Inc.	2,347	34,970
BOK Financial Corp.	170	14,560
Bread Financial Holdings, Inc.	183	6,028

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Financials — 13.3% (Continued)
Brighthouse Financial, Inc. (b)	378	$20,004
BrightSpire Capital, Inc.	1,589	11,822
Brookline Bancorp, Inc.	500	5,455
Brown & Brown, Inc.	1,180	83,910
BRP Group, Inc. - Class A (b)	317	7,614
Business First Bancshares, Inc.	222	5,472
Byline Bancorp, Inc.	570	13,429
Cadence Bank	846	25,033
Cambridge Bancorp	61	4,233
Camden National Corp.	115	4,327
Cannae Holdings, Inc. (b)	369	7,199
Cantaloupe, Inc. (b)	1,204	8,922
Capital One Financial Corp.	2,041	267,616
Capitol Federal Financial, Inc.	420	2,709
Cathay General Bancorp	343	15,287
Cboe Global Markets, Inc.	546	97,494
Central Pacific Financial
Corp.	231	4,546
Chimera Investment Corp.	1,455	7,260
Cincinnati Financial Corp.	781	80,802
Citigroup, Inc.	9,947	511,674
Citizens Financial Group, Inc.	2,452	81,259
City Holding Co.	74	8,159
Claros Mortgage Trust, Inc.	1,123	15,306
CME Group, Inc.	1,866	392,980
CNA Financial Corp.	1,385	58,599
CNO Financial Group, Inc.	601	16,768
Cohen & Steers, Inc.	185	14,010
Coinbase Global, Inc. - Class A (b)	1,075	186,964
Columbia Banking System, Inc.	976	26,040
Columbia Financial, Inc. (b)	232	4,473
Comerica, Inc.	673	37,560
Commerce Bancshares, Inc.	688	36,733
Community Bank System, Inc.	299	15,581

	Shares	Value
Community Trust Bancorp, Inc. (c)	110	$4,825
ConnectOne Bancorp, Inc.	180	4,124
Corebridge Financial, Inc.	1,914	41,457
Crawford & Co. - Class A	578	7,618
Credit Acceptance Corp. (b)	40	21,309
CrossFirst Bankshares, Inc. (b)	390	5,296
Cullen/Frost Bankers, Inc.	304	32,981
Customers Bancorp, Inc. (b)	203	11,697
CVB Financial Corp.	789	15,930
Dime Community Bancshares, Inc.	140	3,770
Discover Financial Services	1,276	143,422
Donnelley Financial Solutions, Inc. (b)	159	9,917
Dynex Capital, Inc.	405	5,071
Eagle Bancorp, Inc.	194	5,847
East West Bancorp, Inc.	748	53,819
Eastern Bankshares, Inc.	969	13,760
eHealth, Inc. (b)	175	1,526
Employers Holdings, Inc.	75	2,955
Enact Holdings, Inc.	212	6,125
Encore Capital Group, Inc. (b)	69	3,502
Enova International, Inc. (b)	136	7,529
Enstar Group Ltd. (b)	73	21,488
Enterprise Financial Services Corp.	202	9,019
Equitable Holdings, Inc.	1,794	59,740
Erie Indemnity Co. - Class A	136	45,549
Euronet Worldwide, Inc. (b)	251	25,474
Evercore, Inc. - Class A	194	33,184
Everest Group Ltd.	170	60,109
F&G Annuities & Life, Inc.	635	29,210
FactSet Research Systems, Inc.	194	92,548
FB Financial Corp.	189	7,532
Federal Agricultural Mortgage Corp. - Class C	49	9,370
Federated Hermes, Inc.	481	16,287
Fidelity National Financial, Inc.	2,380	121,428
Fidelity National Information Services, Inc.	3,029	181,952

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Financials — 13.3% (Continued)
Fifth Third Bancorp	3,450	$118,990
First American Financial Corp.	527	33,960
First Bancorp	156	5,774
First BanCorp	978	16,088
First Busey Corp.	325	8,066
First Citizens BancShares, Inc. - Class A	52	73,786
First Commonwealth Financial Corp.	429	6,624
First Community Bankshares, Inc.	51	1,892
First Financial Bancorp	510	12,112
First Financial Bankshares, Inc.	730	22,119
First Financial Corp.	100	4,303
First Hawaiian, Inc.	742	16,962
First Horizon Corp.	2,842	40,243
First Interstate BancSystem, Inc. - Class A	446	13,714
First Merchants Corp.	303	11,235
First Mid Bancshares, Inc.	597	20,692
FirstCash Holdings, Inc.	171	18,535
Fiserv, Inc. (b)	3,117	414,062
FleetCor Technologies, Inc. (b)	358	101,174
Flushing Financial Corp.	249	4,103
Flywire Corp. (b)	607	14,052
FNB Corp.	1,919	26,425
Franklin BSP Realty Trust, Inc.	422	5,701
Franklin Resources, Inc.	2,387	71,109
Fulton Financial Corp.	889	14,633
Genworth Financial, Inc. - Class A (b)	2,084	13,921
German American Bancorp, Inc.	80	2,593
Glacier Bancorp, Inc.	550	22,726
Global Payments, Inc.	1,531	194,437
Globe Life, Inc.	466	56,722
Goosehead Insurance, Inc. - Class A (b)	134	10,157

	Shares	Value
Granite Point Mortgage Trust, Inc.	926	$5,500
Great Ajax Corp.	81	429
Great Southern Bancorp, Inc.	85	5,045
Green Dot Corp. - Class A (b)	500	4,950
Hagerty, Inc. - Class A (b)	252	1,966
Hamilton Lane, Inc. - Class A	182	20,646
Hancock Whitney Corp.	500	24,295
Hanmi Financial Corp.	200	3,880
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	924	25,484
HarborOne Bancorp, Inc. . .	359	4,301
Heartland Financial USA, Inc.	190	7,146
Heritage Commerce Corp.	466	4,623
Heritage Financial Corp.	184	3,936
Hilltop Holdings, Inc.	151	5,317
Hippo Holdings, Inc. (b)	302	2,754
Home BancShares, Inc.	950	24,063
HomeStreet, Inc.	165	1,699
Hope Bancorp, Inc.	702	8,480
Horace Mann Educators Corp.	249	8,142
Horizon Bancorp, Inc.	262	3,749
Houlihan Lokey, Inc.	266	31,896
Huntington Bancshares, Inc.	7,149	90,935
I3 Verticals, Inc. - Class A (b)	226	4,784
Independent Bank Corp.	244	16,058
Independent Bank Group, Inc.	190	9,667
Interactive Brokers Group, Inc. - Class A	500	41,450
Intercontinental Exchange, Inc.	2,891	371,291
International Bancshares Corp.	280	15,210
International Money Express, Inc. (b)	206	4,551
Invesco Ltd.	4,028	71,860
Invesco Mortgage Capital, Inc.	520	4,607

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Financials — 13.3% (Continued)
Jack Henry & Associates, Inc.	358	$58,501
Jackson Financial, Inc. - Class A	376	19,251
Jefferies Financial Group, Inc.	923	37,298
JPMorgan Chase & Co.	14,862	2,528,026
Kearny Financial Corp.	459	4,117
Kemper Corp.	300	14,601
KeyCorp	7,188	103,507
Kinsale Capital Group, Inc.	118	39,519
KKR Real Estate Finance Trust, Inc.	1,033	13,667
Ladder Capital Corp.	1,121	12,903
Lakeland Bancorp, Inc.	545	8,061
Lakeland Financial Corp.	98	6,386
Lazard Ltd. - Class A	581	20,219
Lemonade, Inc. (b)(c)	362	5,839
LendingClub Corp. (b)	966	8,443
LendingTree, Inc. (b)	382	11,582
Lincoln National Corp.	867	23,383
Live Oak Bancshares, Inc.	223	10,146
Loews Corp.	955	66,458
LPL Financial Holdings, Inc.	398	90,593
M&T Bank Corp.	846	115,970
Markel Group, Inc. (b)	68	96,553
MarketAxess Holdings, Inc.	214	62,670
Marqeta, Inc. - Class A (b)	2,028	14,155
Marsh & McLennan Cos., Inc.	2,553	483,717
Mastercard, Inc. - Class A	4,319	1,842,097
Mercury General Corp.	82	3,059
MetLife, Inc.	3,263	215,782
Metropolitan Bank Holding Corp. (b)	75	4,153
MFA Financial, Inc.	675	7,607
MGIC Investment Corp.	1,298	25,038
Midland States Bancorp, Inc.	203	5,595
Moelis & Co. - Class A	387	21,722
Moody’s Corp.	981	383,139
Morgan Stanley	6,652	620,299
Morningstar, Inc.	134	38,356

	Shares	Value
Mr. Cooper Group, Inc. (b)	330	$21,490
MSCI, Inc.	396	223,997
Nasdaq, Inc.	1,748	101,629
National Bank Holdings Corp. - Class A	156	5,802
National Western Life Group, Inc. - Class A	12	5,796
Navient Corp.	669	12,457
NBT Bancorp, Inc.	200	8,382
NCR Atleos Corp. (b)	320	7,773
Nelnet, Inc. - Class A	73	6,440
New York Community Bancorp, Inc.	4,182	42,782
New York Mortgage Trust, Inc.	627	5,348
Nicolet Bankshares, Inc.	94	7,565
NMI Holdings, Inc. - Class A (b)	394	11,694
Northern Trust Corp.	1,033	87,165
Northfield Bancorp, Inc.	338	4,252
Northwest Bancshares, Inc.	517	6,452
NU Holdings Ltd. - Class A (b)	12,782	106,474
OceanFirst Financial Corp.	100	1,736
OFG Bancorp	211	7,908
Old National Bancorp	1,331	22,481
Old Republic International Corp.	1,437	42,248
Old Second Bancorp, Inc.	369	5,697
OneMain Holdings, Inc.	618	30,406
Open Lending Corp. (b)	1,914	16,288
Orchid Island Capital, Inc.	581	4,898
Origin Bancorp, Inc.	124	4,411
Oscar Health, Inc. - Class A (b)	742	6,789
Pacific Premier Bancorp, Inc.	489	14,235
Pagseguro Digital Ltd. - Class A (b)	1,216	15,163
Palomar Holdings, Inc. (b)	365	20,257
Park National Corp.	87	11,559
Pathward Financial, Inc.	106	5,611
Patria Investments Ltd. - Class A	2,012	31,206
Payoneer Global, Inc. (b)	1,761	9,175

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Financials — 13.3% (Continued)
PayPal Holdings, Inc. (b)	6,006	$368,828
Peapack-Gladstone Financial Corp.	140	4,175
PennyMac Financial Services, Inc.	205	18,116
PennyMac Mortgage Investment Trust	450	6,727
Peoples Bancorp, Inc.	167	5,638
Pinnacle Financial Partners, Inc.	420	36,632
Piper Sandler Cos.	85	14,864
PJT Partners, Inc. - Class A	141	14,364
Popular, Inc.	327	26,837
PRA Group, Inc. (b)	300	7,860
Preferred Bank	74	5,406
Premier Financial Corp.	117	2,820
Primerica, Inc.	171	35,185
Principal Financial Group, Inc.	1,264	99,439
ProAssurance Corp.	230	3,172
PROG Holdings, Inc. (b)	248	7,666
Prosperity Bancshares, Inc.	470	31,833
Provident Financial Services, Inc.	354	6,383
Prudential Financial, Inc.	1,875	194,456
QCR Holdings, Inc.	47	2,744
Radian Group, Inc.	892	25,467
Raymond James Financial, Inc.	971	108,266
Ready Capital Corp.	1,095	11,224
Redwood Trust, Inc.	692	5,128
Regions Financial Corp.	4,770	92,443
Reinsurance Group of America, Inc.	359	58,079
Remitly Global, Inc. (b)	887	17,226
RenaissanceRe Holdings Ltd.	260	50,960
Renasant Corp.	251	8,454
Repay Holdings Corp. (b)	615	5,252
Rithm Capital Corp.	2,471	26,390
RLI Corp.	195	25,958
Robinhood Markets, Inc. - Class A (b)	2,372	30,219

	Shares	Value
Ryan Specialty Holdings, Inc. (b)	502	$21,596
S&P Global, Inc.	1,679	739,633
S&T Bancorp, Inc.	187	6,250
Safety Insurance Group, Inc.	45	3,420
Sandy Spring Bancorp, Inc.	166	4,522
Seacoast Banking Corp. of Florida	323	9,193
SEI Investments Co.	605	38,448
Selective Insurance Group, Inc.	300	29,844
ServisFirst Bancshares, Inc.	248	16,524
Shift4 Payments, Inc. - Class A (b)	269	19,997
Simmons First National Corp. - Class A	687	13,630
SiriusPoint Ltd. (b)	772	8,955
Skyward Specialty Insurance Group, Inc. (b)	187	6,336
SLM Corp.	1,321	25,258
Southside Bancshares, Inc.	171	5,356
SouthState Corp.	375	31,669
Starwood Property Trust, Inc.	1,518	31,908
State Street Corp.	1,629	126,182
Stellar Bancorp, Inc.	822	22,884
StepStone Group, Inc. - Class A	444	14,132
Stewart Information Services Corp.	107	6,286
Stifel Financial Corp.	510	35,266
Stock Yards Bancorp, Inc.	175	9,011
StoneX Group, Inc. (b)	141	10,410
Synchrony Financial	2,046	78,137
Synovus Financial Corp.	727	27,372
T Rowe Price Group, Inc.	1,230	132,459
Texas Capital Bancshares, Inc. (b)	274	17,709
TFS Financial Corp.	156	2,292
The Allstate Corp.	1,341	187,713
The Bancorp, Inc. (b)	267	10,296
The Bank of New York Mellon Corp.	4,023	209,397

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Financials — 13.3% (Continued)
The Bank of NT Butterfield & Son Ltd.	697	$22,311
The Carlyle Group, Inc.	2,506	101,969
The Charles Schwab Corp.	8,797	605,234
The First Bancshares, Inc.	749	21,968
The Goldman Sachs Group, Inc.	1,686	650,408
The Hanover Insurance Group, Inc.	187	22,706
The Hartford Financial Services Group, Inc.	1,577	126,759
The PNC Financial Services Group, Inc.	2,057	318,526
The Progressive Corp.	3,054	486,441
The Travelers Cos., Inc.	1,172	223,254
The Western Union Co.	2,093	24,949
Toast, Inc. - Class A (b)	1,634	29,837
Tompkins Financial Corp.	39	2,349
Towne Bank	374	11,130
TPG RE Finance Trust, Inc.	827	5,375
TPG, Inc.	327	14,117
Tradeweb Markets, Inc. - Class A	640	58,163
TriCo Bancshares	215	9,239
Triumph Financial, Inc. (b)	132	10,584
Truist Financial Corp.	6,901	254,785
Trupanion, Inc. (b)(c)	270	8,238
TrustCo Bank Corp.	153	4,751
Trustmark Corp.	270	7,528
Two Harbors Investment Corp.	891	12,412
UMB Financial Corp.	243	20,303
United Bankshares, Inc.	707	26,548
United Community Banks, Inc.	615	17,995
United Fire Group, Inc.	166	3,340
Univest Financial Corp.	201	4,428
Unum Group	1,000	45,220
Upstart Holdings, Inc. (b)	474	19,368
US Bancorp	8,396	363,379
Valley National Bancorp	2,390	25,955
Veritex Holdings, Inc. (c)	320	7,446

	Shares	Value
Victory Capital Holdings, Inc. - Class A	193	$6,647
Virtu Financial, Inc. - Class A	531	10,758
Virtus Investment Partners, Inc.	48	11,604
Visa, Inc. - Class A	8,300	2,160,905
Voya Financial, Inc.	550	40,128
W R Berkley Corp.	1,060	74,963
WaFd, Inc.	275	9,064
Walker & Dunlop, Inc.	196	21,758
Washington Trust Bancorp, Inc.	100	3,238
Webster Financial Corp.	897	45,532
Wells Fargo & Co.	18,900	930,258
WesBanco, Inc.	350	10,979
Westamerica BanCorp	176	9,928
Western Alliance Bancorp	573	37,698
Western New England Bancorp, Inc.	200	1,800
WEX, Inc. (b)	216	42,023
White Mountains Insurance Group Ltd.	15	22,575
Wintrust Financial Corp.	319	29,587
WisdomTree, Inc.	192	1,331
World Acceptance Corp. (b)	49	6,396
WSFS Financial Corp.	373	17,132
Zions Bancorp NA	746	32,727
		32,009,814
Health Care — 12.6%
10X Genomics, Inc. - Class A (b)	459	25,686
4D Molecular Therapeutics, Inc. (b)	337	6,828
89bio, Inc. (b)	693	7,741
Abbott Laboratories	8,873	976,651
AbbVie, Inc.	9,108	1,411,467
Acadia Healthcare Co., Inc. (b)	477	37,091
ACADIA Pharmaceuticals, Inc. (b)	735	23,013
Accolade, Inc. (b)	570	6,846
ACELYRIN, Inc. (b)	579	4,319
Aclaris Therapeutics, Inc. (b)	316	332

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Health Care — 12.6% (Continued)
AdaptHealth Corp. (b)	397	$2,894
Adaptive Biotechnologies Corp. (b)	988	4,841
Addus HomeCare Corp. (b)	70	6,499
Agilent Technologies, Inc.	1,511	210,074
agilon health, Inc. (b)	1,608	20,180
Agios Pharmaceuticals, Inc. (b)	300	6,681
Akero Therapeutics, Inc. (b)	269	6,281
Alector, Inc. (b)	560	4,469
Align Technology, Inc. (b)	366	100,284
Alignment Healthcare, Inc. (b)	664	5,717
Alkermes PLC (b)	883	24,494
Alnylam Pharmaceuticals, Inc. (b)	637	121,928
Alphatec Holdings, Inc. (b)	518	7,827
ALX Oncology Holdings, Inc. (b)	109	1,623
Ambrx Biopharma, Inc. (b)	895	12,745
Amedisys, Inc. (b)	151	14,354
Amgen, Inc.	2,816	811,064
Amicus Therapeutics, Inc. (b)	1,252	17,766
AMN Healthcare Services, Inc. (b)	188	14,077
Amphastar
Pharmaceuticals, Inc. (b)	217	13,421
Amylyx Pharmaceuticals, Inc. (b)	633	9,318
AnaptysBio, Inc. (b)	182	3,898
Anavex Life Sciences Corp. (b)	627	5,837
AngioDynamics, Inc. (b)	231	1,811
ANI Pharmaceuticals, Inc. (b)	90	4,963
Anika Therapeutics, Inc. (b)	100	2,266
Apellis Pharmaceuticals, Inc. (b)	558	33,402
Apollo Medical Holdings, Inc. (b)	202	7,737
Arcellx, Inc. (b)	284	15,762
Arcturus Therapeutics Holdings, Inc. (b)	257	8,103

	Shares	Value
Arcus Biosciences, Inc. (b)	347	$6,628
Ardelyx, Inc. (b)	1,606	9,957
Arrowhead Pharmaceuticals, Inc. (b)	563	17,228
Artivion, Inc. (b)	48	858
Arvinas, Inc. (b)	300	12,348
AtriCure, Inc. (b)	208	7,424
Atrion Corp.	9	3,409
Avanos Medical, Inc. (b)	297	6,662
Avantor, Inc. (b)	3,723	84,996
Avid Bioservices, Inc. (b)	330	2,145
Avidity Biosciences, Inc. (b)	312	2,824
Axonics, Inc. (b)	259	16,118
Axsome Therapeutics, Inc. (b)	229	18,226
Azenta, Inc. (b)	347	22,604
Baxter International, Inc.	2,585	99,936
Beam Therapeutics, Inc. (b)(c)	449	12,222
Becton Dickinson & Co.	1,518	370,134
BioCryst Pharmaceuticals, Inc. (b)	1,160	6,948
Biogen, Inc. (b)	740	191,490
Biohaven Ltd. (b)	279	11,941
BioLife Solutions, Inc. (b)	211	3,429
BioMarin Pharmaceutical, Inc. (b)	1,064	102,591
Biomea Fusion, Inc. (b)	294	4,269
Bio-Rad Laboratories, Inc. - Class A (b)	111	35,841
Bio-Techne Corp.	765	59,027
Blueprint Medicines Corp. (b)	320	29,517
Boston Scientific Corp. (b)	7,488	432,881
Bridgebio Pharma, Inc. (b)	590	23,818
Bristol-Myers Squibb Co.	10,785	553,378
Brookdale Senior Living, Inc. (b)	1,379	8,026
Bruker Corp.	495	36,373
Cabaletta Bio, Inc. (b)	575	13,052
Cardinal Health, Inc.	1,309	131,947
CareDx, Inc. (b)	240	2,880
Caribou Biosciences, Inc. (b)	465	2,664

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Health Care — 12.6% (Continued)
Cassava Sciences, Inc. (b) (c)	248	$5,582
Castle Biosciences, Inc. (b)	171	3,690
Catalent, Inc. (b)	1,059	47,581
Catalyst Pharmaceuticals, Inc. (b)	507	8,523
Celldex Therapeutics, Inc. (b)	262	10,391
Cencora, Inc.	884	181,556
Centene Corp. (b)	2,754	204,374
Cerevel Therapeutics Holdings, Inc. (b)	359	15,222
Certara, Inc. (b)	411	7,229
Charles River Laboratories International, Inc. (b)	250	59,100
Chemed Corp.	75	43,856
Cincor Pharmaceuticals, Inc. (b)(d)(e)	146	—
Cogent Biosciences, Inc. (b)	343	2,017
Collegium Pharmaceutical, Inc. (b)	57	1,754
Computer Programs and Systems, Inc. (b)	100	1,120
Concert Pharmaceuticals, Inc. (b)(d)(e)	9,764	—
CONMED Corp.	169	18,507
Corcept Therapeutics, Inc. (b)	430	13,966
CorVel Corp. (b)	59	14,585
Crinetics Pharmaceuticals, Inc. (b)	270	9,607
Cross Country Healthcare, Inc. (b)	193	4,370
CryoPort, Inc. (b)	420	6,506
CVS Health Corp.	6,662	526,032
Cymabay Therapeutics, Inc. (b)	484	11,432
Cytek Biosciences, Inc. (b)	397	3,621
Cytokinetics, Inc. (b)	470	39,240
Danaher Corp.	3,470	802,750
DaVita, Inc. (b)	485	50,809
Day One Biopharmaceuticals, Inc. (b)	242	3,533

	Shares	Value
Deciphera Pharmaceuticals, Inc. (b)	330	$5,323
Definitive Healthcare Corp. (b)	302	3,002
Denali Therapeutics, Inc. (b)	627	13,455
DENTSPLY SIRONA, Inc.	1,122	39,932
Dexcom, Inc. (b)	1,964	243,713
Dianthus Therapeutics, Inc. (b)	441	4,586
Disc Medicine, Inc. (b)	178	10,281
DocGo, Inc. (b)	469	2,622
Doximity, Inc. - Class A (b)	847	23,750
Dynavax Technologies Corp. (b)	612	8,556
Editas Medicine, Inc. (b)	1,480	14,992
Edwards Lifesciences Corp. (b)	3,109	237,061
Elanco Animal Health, Inc. (b)	2,580	38,442
Elevance Health, Inc.	1,217	573,888
Eli Lilly & Co.	4,406	2,568,346
Embecta Corp.	345	6,531
Enanta Pharmaceuticals, Inc. (b)	103	969
Encompass Health Corp.	494	32,960
Enhabit, Inc. (b)	236	2,443
Enovis Corp. (b)	195	10,924
Envista Holdings Corp. (b)	798	19,200
Establishment Labs Holdings, Inc. (b)	112	2,900
Evolent Health, Inc. - Class A (b)	635	20,974
Exact Sciences Corp. (b)	924	68,358
Exelixis, Inc. (b)	1,548	37,137
Fortrea Holdings, Inc. (b)	469	16,368
Fulgent Genetics, Inc. (b)	5	145
GE HealthCare Technologies, Inc.	2,079	160,748
Gilead Sciences, Inc.	6,467	523,892
Glaukos Corp. (b)	205	16,295
Globus Medical, Inc. - Class A (b)	407	21,689
Guardant Health, Inc. (b)	570	15,418
Haemonetics Corp. (b)	250	21,377

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Health Care — 12.6% (Continued)
Halozyme Therapeutics, Inc. (b)	732	$27,055
Harmony Biosciences Holdings, Inc. (b)	168	5,426
HCA Healthcare, Inc.	1,025	277,447
Health Catalyst, Inc. (b)	502	4,649
HealthEquity, Inc. (b)	430	28,509
HealthStream, Inc.	20	541
Henry Schein, Inc. (b)	689	52,164
Hims & Hers Health, Inc. (b)	1,137	10,119
Hologic, Inc. (b)	1,251	89,384
Humana, Inc.	638	292,083
ICON PLC (b)	423	119,739
ICU Medical, Inc. (b)	100	9,974
Ideaya Biosciences, Inc. (b)	260	9,251
IDEXX Laboratories, Inc. (b)	423	234,786
Illumina, Inc. (b)	812	113,063
ImmunoGen, Inc. (b)	1,374	40,739
Immunovant, Inc. (b)	304	12,808
Inari Medical, Inc. (b)	276	17,918
Incyte Corp. (b)	1,108	69,571
Inhibrx, Inc. (b)	155	5,890
Innoviva, Inc. (b)	242	3,882
Inogen, Inc. (b)	213	1,169
Insmed, Inc. (b)	760	23,552
Inspire Medical Systems, Inc. (b)	141	28,684
Insulet Corp. (b)	368	79,849
Integer Holdings Corp. (b)	148	14,664
Integra LifeSciences Holdings Corp. (b)	378	16,462
Intellia Therapeutics, Inc. (b)	882	26,892
Intra-Cellular Therapies, Inc. (b)	453	32,444
Intuitive Surgical, Inc. (b)	1,799	606,911
Ionis Pharmaceuticals, Inc. (b)	700	35,413
Iovance Biotherapeutics, Inc. (b)	770	6,260
IQVIA Holdings, Inc. (b)	945	218,654

	Shares	Value
iRhythm Technologies, Inc. (b)	166	$17,769
Ironwood Pharmaceuticals, Inc. - Class A (b)	1,000	11,440
iTeos Therapeutics, Inc. (b)	258	2,825
Jazz Pharmaceuticals PLC (b)	316	38,868
Johnson & Johnson	12,439	1,949,689
Karuna Therapeutics, Inc. (b)	167	52,857
Keros Therapeutics, Inc. (b)	124	4,930
Kiniksa Pharmaceuticals Ltd. - Class A (b)	338	5,929
Krystal Biotech, Inc. (b)	108	13,398
Kura Oncology, Inc. (b)	403	5,795
Kymera Therapeutics, Inc. (b)	142	3,615
Laboratory Corp. of America Holdings	469	106,599
Lantheus Holdings, Inc. (b)	358	22,196
Legend Biotech Corp. - ADR (b)	844	50,783
LeMaitre Vascular, Inc.	104	5,903
LifeStance Health Group, Inc. (b)	653	5,113
Ligand Pharmaceuticals, Inc. (b)	111	7,928
Madrigal Pharmaceuticals, Inc. (b)	60	13,883
MannKind Corp. (b)	2,270	8,263
Maravai LifeSciences Holdings, Inc. - Class A (b)	659	4,316
Masimo Corp. (b)	259	30,357
McKesson Corp.	696	322,234
Medpace Holdings, Inc. (b)	122	37,397
Medtronic PLC	6,901	568,504
Merck & Co., Inc.	13,102	1,428,380
Merit Medical Systems, Inc. (b)	298	22,636
Mesa Laboratories, Inc.	34	3,562
Mettler-Toledo International, Inc. (b)	108	131,000
MiMedx Group, Inc. (b)	749	6,569
Mirati Therapeutics, Inc. (b)	277	16,274

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Health Care — 12.6% (Continued)
Mirum Pharmaceuticals, Inc. (b)	307	$9,063
Moderna, Inc. (b)	1,708	169,861
ModivCare, Inc. (b)	60	2,639
Molina Healthcare, Inc. (b)	305	110,200
Morphic Holding, Inc. (b)	173	4,996
Mural Oncology PLC (b)	88	521
Myriad Genetics, Inc. (b)	450	8,613
Natera, Inc. (b)	550	34,452
National HealthCare Corp.	67	6,192
National Research Corp.	128	5,064
Neogen Corp. (b)	1,159	23,307
NeoGenomics, Inc. (b)	690	11,164
Neurocrine Biosciences, Inc. (b)	510	67,198
Nevro Corp. (b)	162	3,486
Novavax, Inc. (b)	757	3,634
Nurix Therapeutics, Inc. (b)	394	4,066
Nuvalent, Inc. - Class A (b)	258	18,986
Olema Pharmaceuticals, Inc. (b)	354	4,967
OmniAb Operations, Inc. (b)(d)(e)	42	—
OmniAb Operations, Inc. (b)(d)(e)	42	—
OmniAb, Inc. (b)	543	3,350
Omnicell, Inc. (b)	252	9,483
Option Care Health, Inc. (b)	950	32,005
Organon & Co.	1,281	18,472
Orthofix Medical, Inc. (b)	298	4,017
OrthoPediatrics Corp. (b)	105	3,414
Outset Medical, Inc. (b)	205	1,109
Owens & Minor, Inc. (b)	312	6,012
Pacific Biosciences of California, Inc. (b)	1,620	15,892
Pacira BioSciences, Inc. (b)	279	9,413
Patterson Cos., Inc.	463	13,172
PDS Biotechnology Corp. (b)	151	750
Pediatrix Medical Group, Inc. (b)	600	5,580
Penumbra, Inc. (b)	201	50,560
Perrigo Co. PLC	698	22,462

	Shares	Value
Pfizer, Inc.	29,864	$859,785
Phreesia, Inc. (b)	360	8,334
Pliant Therapeutics, Inc. (b)	222	4,020
Premier, Inc. - Class A	627	14,020
Prestige Consumer Healthcare, Inc. (b)	271	16,591
Privia Health Group, Inc. (b)	405	9,327
PROCEPT BioRobotics Corp. (b)	289	12,112
Progyny, Inc. (b)	390	14,500
Protagonist Therapeutics, Inc. (b)	308	7,062
Prothena Corp. PLC (b)	257	9,339
PTC Therapeutics, Inc. (b)	372	10,252
Pulmonx Corp. (b)	288	3,672
Quanterix Corp. (b)	228	6,234
Quest Diagnostics, Inc.	582	80,246
QuidelOrtho Corp. (b)	264	19,457
R1 RCM, Inc. (b)	1,528	16,151
RadNet, Inc. (b)	264	9,179
RAPT Therapeutics, Inc. (b)	205	5,094
Recursion Pharmaceuticals, Inc. - Class A (b)	452	4,457
Regeneron Pharmaceuticals, Inc. (b)	537	471,642
REGENXBIO, Inc. (b)	218	3,913
Relay Therapeutics, Inc. (b)	410	4,514
Repligen Corp. (b)	267	48,007
Replimune Group, Inc. (b)	282	2,377
ResMed, Inc.	746	128,327
Revance Therapeutics, Inc. (b)	365	3,208
REVOLUTION Medicines, Inc. (b)	530	15,200
Revvity, Inc.	666	72,800
Rhythm Pharmaceuticals, Inc. (b)	231	10,619
Rocket Pharmaceuticals, Inc. (b)	400	11,988
Royalty Pharma PLC - Class A	1,915	53,792
RxSight, Inc. (b)	228	9,193
Sage Therapeutics, Inc. (b)	300	6,501

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Health Care — 12.6% (Continued)
Sarepta Therapeutics, Inc. (b)	463	$44,647
Scholar Rock Holding Corp. (b)	470	8,836
Schrodinger, Inc. (b)	309	11,062
Select Medical Holdings Corp.	443	10,410
Shockwave Medical, Inc. (b)	189	36,016
SI-BONE, Inc. (b)	281	5,898
Silk Road Medical, Inc. (b)	175	2,147
Simulations Plus, Inc.	97	4,341
Sotera Health Co. (b)	601	10,127
SpringWorks Therapeutics, Inc. (b)	280	10,220
STAAR Surgical Co. (b)	280	8,739
STERIS PLC	510	112,123
Structure Therapeutics, Inc. - ADR (b)	183	7,459
Stryker Corp.	1,844	552,204
Supernus Pharmaceuticals, Inc. (b)	275	7,959
Surgery Partners, Inc. (b)	422	13,500
Syndax Pharmaceuticals, Inc. (b)	180	3,890
Tandem Diabetes Care, Inc. (b)	348	10,294
Teladoc Health, Inc. (b)	839	18,080
Teleflex, Inc.	252	62,834
Tenet Healthcare Corp. (b)	525	39,674
TG Therapeutics, Inc. (b)	795	13,579
The Cigna Group	1,493	447,079
The Cooper Cos., Inc.	249	94,232
The Ensign Group, Inc.	300	33,663
The Pennant Group, Inc. (b)	150	2,088
Thermo Fisher Scientific, Inc.	1,988	1,055,211
TransMedics Group, Inc. (b)	156	12,313
Travere Therapeutics, Inc. (b)	326	2,931
Treace Medical Concepts, Inc. (b)	218	2,780
Twist Bioscience Corp. (b)	260	9,584

	Shares	Value
UFP Technologies, Inc. (b)	22	$3,785
Ultragenyx Pharmaceutical, Inc. (b)	452	21,615
United Therapeutics Corp. (b)	246	54,093
UnitedHealth Group, Inc.	4,785	2,519,159
Universal Health Services, Inc. - Class B	292	44,512
US Physical Therapy, Inc.	93	8,662
Vanda Pharmaceuticals, Inc. (b)	481	2,030
Varex Imaging Corp. (b)	282	5,781
Vaxcyte, Inc. (b)	442	27,758
Veeva Systems, Inc. - Class A (b)	748	144,005
Ventyx Biosciences, Inc. (b)	137	338
Vera Therapeutics, Inc. (b)	307	4,722
Veracyte, Inc. (b)	440	12,104
Veradigm, Inc. (b)	432	4,532
Vericel Corp. (b)	230	8,190
Vertex Pharmaceuticals, Inc. (b)	1,340	545,233
Verve Therapeutics, Inc. (b)	193	2,690
Viatris, Inc.	6,423	69,561
Viking Therapeutics, Inc. (b)	643	11,966
Vir Biotechnology, Inc. (b)	580	5,835
Viridian Therapeutics, Inc. (b)	242	5,271
Waters Corp. (b)	301	99,098
West Pharmaceutical Services, Inc.	379	133,453
Xencor, Inc. (b)	269	5,711
Zentalis Pharmaceuticals, Inc. (b)	312	4,727
Zimmer Biomet Holdings, Inc.	1,099	133,748
Zimvie, Inc. (b)	127	2,254
Zoetis, Inc.	2,364	466,583
		30,259,624
Industrials — 9.9%
3D Systems Corp. (b)	848	5,385
3M Co.	2,856	312,218
A O Smith Corp.	636	52,432
AAON, Inc.	379	27,997

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Industrials — 9.9% (Continued)
AAR Corp. (b)	187	$11,669
ABM Industries, Inc.	382	17,125
ACCO Brands Corp.	825	5,016
Acuity Brands, Inc.	177	36,255
ACV Auctions, Inc. - Class A (b)	743	11,256
Advanced Drainage Systems, Inc.	355	49,927
AECOM	749	69,230
AeroVironment, Inc. (b)	126	15,881
AGCO Corp.	299	36,302
Air Lease Corp.	600	25,164
Air Transport Services Group, Inc. (b)	401	7,062
Alamo Group, Inc.	63	13,242
Alaska Air Group, Inc. (b)	714	27,896
Albany International Corp. - Class A	165	16,206
Alight, Inc. - Class A (b)	1,773	15,124
Allegiant Travel Co.	73	6,031
Allegion PLC	451	57,137
Allison Transmission Holdings, Inc.	408	23,725
Ameresco, Inc. - Class A (b)	163	5,162
American Airlines Group, Inc. (b)	3,451	47,417
American Woodmark Corp. (b)	56	5,200
AMETEK, Inc.	1,183	195,065
Apogee Enterprises, Inc.	118	6,302
Applied Industrial Technologies, Inc.	180	31,084
ArcBest Corp.	142	17,070
Archer Aviation, Inc. - Class A (b)	944	5,796
Arcosa, Inc.	273	22,561
Argan, Inc.	114	5,334
Armstrong World Industries, Inc.	259	25,465
Array Technologies, Inc. (b)	750	12,600
ASGN, Inc. (b)	250	24,042
Astec Industries, Inc.	92	3,422
Atkore, Inc. (b)	174	27,840

	Shares	Value
Automatic Data Processing, Inc.	2,102	$489,703
Avis Budget Group, Inc. (c)	200	35,452
Axon Enterprise, Inc. (b)	355	91,707
AZZ, Inc.	130	7,552
Barnes Group, Inc.	273	8,908
Barrett Business Services, Inc.	62	7,180
Beacon Roofing Supply, Inc. (b)	242	21,059
Bloom Energy Corp. - Class A (b)	1,287	19,048
Boise Cascade Co.	214	27,683
Booz Allen Hamilton Holding Corp.	663	84,804
Brady Corp. - Class A	261	15,318
BrightView Holdings, Inc. (b)	1,071	9,018
Broadridge Financial Solutions, Inc.	610	125,507
Builders FirstSource, Inc. (b)	633	105,673
BWX Technologies, Inc.	491	37,674
CACI International, Inc. - Class A (b)	124	40,159
Cadre Holdings, Inc.	184	6,052
Carlisle Cos., Inc.	255	79,670
Carrier Global Corp.	4,288	246,346
Casella Waste Systems, Inc. - Class A (b)	276	23,587
Caterpillar, Inc.	2,679	792,100
CBIZ, Inc. (b)	220	13,770
Ceridian HCM Holding, Inc. (b)	780	52,354
CH Robinson Worldwide, Inc.	581	50,193
Chart Industries, Inc. (b)	240	32,719
Cimpress PLC (b)	111	8,886
Cintas Corp.	446	268,786
Clean Harbors, Inc. (b)	252	43,977
Columbus McKinnon Corp.	101	3,941
Comfort Systems USA, Inc.	188	38,666
Concentrix Corp.	232	22,785
Construction Partners, Inc. - Class A (b)	212	9,226

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Industrials — 9.9% (Continued)
Copart, Inc. (b)	4,500	$220,500
Core & Main, Inc. - Class A (b)	500	20,205
CoreCivic, Inc. (b)	392	5,696
CRA International, Inc.	54	5,338
Crane Co.	314	37,096
CSG Systems International, Inc.	167	8,886
CSW Industrials, Inc.	73	15,141
CSX Corp.	9,989	346,319
Cummins, Inc.	721	172,730
Curtiss-Wright Corp.	191	42,553
Deere & Co.	1,383	553,020
Delta Air Lines, Inc.	3,331	134,006
Deluxe Corp.	200	4,290
Donaldson Co., Inc.	656	42,870
Douglas Dynamics, Inc.	169	5,016
Dover Corp.	723	111,205
Driven Brands Holdings, Inc. (b)	420	5,989
Ducommun, Inc. (b)	16	833
Dun & Bradstreet Holdings, Inc.	2,411	28,209
DXP Enterprises, Inc. (b)	100	3,370
Dycom Industries, Inc. (b)	152	17,494
Eaton Corp. PLC	2,069	498,257
EMCOR Group, Inc.	241	51,919
Emerson Electric Co.	2,953	287,415
Encore Wire Corp.	74	15,806
Energy Recovery, Inc. (b)	281	5,294
Enerpac Tool Group Corp.	290	9,016
EnerSys	202	20,394
Ennis, Inc.	50	1,095
Enovix Corp. (b)	827	10,354
EnPro Industries, Inc.	118	18,495
Enviri Corp. (b)	768	6,912
Equifax, Inc.	720	178,049
Esab Corp.	328	28,411
ESCO Technologies, Inc.	136	15,916
ExlService Holdings, Inc. (b)	865	26,685
Expeditors International of Washington, Inc.	772	98,198
Exponent, Inc.	380	33,455

	Shares	Value
Fastenal Co.	2,985	$193,338
Federal Signal Corp.	319	24,480
FedEx Corp.	1,204	304,576
First Advantage Corp.	366	6,065
Flowserve Corp.	701	28,895
Fluence Energy, Inc. (b)	309	7,370
Fluor Corp. (b)	903	35,370
Fortive Corp.	1,838	135,332
Fortune Brands Innovations, Inc.	713	54,288
Forward Air Corp.	152	9,556
Franklin Covey Co. (b)	104	4,527
Franklin Electric Co., Inc.	206	19,910
FTI Consulting, Inc. (b)	180	35,847
Gates Industrial Corp. PLC (b)	835	11,206
GATX Corp.	168	20,197
Genco Shipping & Trading Ltd.	206	3,418
Generac Holdings, Inc. (b)	321	41,486
General Dynamics Corp.	1,411	366,394
General Electric Co.	5,622	717,536
Genpact Ltd.	1,248	43,318
Gibraltar Industries, Inc. (b)	138	10,899
Global Industrial Co.	10	388
GMS, Inc. (b)	240	19,783
Graco, Inc.	871	75,568
Granite Construction, Inc.	246	12,512
Great Lakes Dredge & Dock Corp. (b)	638	4,900
Griffon Corp.	260	15,847
GXO Logistics, Inc. (b)	623	38,103
H&E Equipment Services, Inc.	166	8,685
Hawaiian Holdings, Inc. (b)	325	4,615
Hayward Holdings, Inc. (b)	1,094	14,878
Healthcare Services Group, Inc.	375	3,889
Heartland Express, Inc.	340	4,848
HEICO Corp.	229	40,961
HEICO Corp. - Class A	396	56,406
Heidrick & Struggles International, Inc.	178	5,256
Helios Technologies, Inc.	150	6,802
Herc Holdings, Inc.	143	21,291

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Industrials — 9.9% (Continued)
Hertz Global Holdings, Inc. (b)	1,622	$16,853
Hexcel Corp.	320	23,600
Hillenbrand, Inc.	325	15,551
Hillman Solutions Corp. (b)	1,911	17,600
HNI Corp.	274	11,461
Honeywell International, Inc.	3,429	719,096
Howmet Aerospace, Inc.	2,054	111,162
Hub Group, Inc. - Class A (b)	143	13,147
Hubbell, Inc.	285	93,745
Huntington Ingalls Industries, Inc.	202	52,447
Huron Consulting Group, Inc. (b)	109	11,205
ICF International, Inc.	97	13,007
IDEX Corp.	379	82,285
IES Holdings, Inc. (b)	138	10,932
Illinois Tool Works, Inc.	1,550	406,007
Ingersoll Rand, Inc.	2,095	162,027
Insperity, Inc.	190	22,272
Insteel Industries, Inc.	178	6,816
Interface, Inc.	483	6,095
ITT, Inc.	439	52,381
Jacobs Solutions, Inc.	641	83,202
Janus International Group, Inc. (b)	533	6,956
JB Hunt Transport Services, Inc.	412	82,293
JELD-WEN Holding, Inc. (b)	547	10,327
JetBlue Airways Corp. (b)	1,750	9,712
Joby Aviation, Inc. (b)(c)	2,389	15,887
John Bean Technologies Corp.	151	15,017
Johnson Controls International PLC	3,492	201,279
Kadant, Inc.	69	19,341
Kaman Corp.	168	4,024
KBR, Inc.	733	40,616
Kelly Services, Inc. - Class A	26	562
Kennametal, Inc.	475	12,250
Kforce, Inc.	69	4,662
Kirby Corp. (b)	300	23,544

	Shares	Value
Knight-Swift Transportation Holdings, Inc. - Class A	748	$43,122
Korn Ferry	214	12,701
Kratos Defense & Security Solutions, Inc. (b)	758	15,380
L3Harris Technologies, Inc.	973	204,933
Landstar System, Inc.	193	37,374
Legalzoom.com, Inc. (b)	332	3,752
Leidos Holdings, Inc.	724	78,366
Lennox International, Inc.	167	74,736
Leonardo DRS, Inc. (b)	332	6,653
Lincoln Electric Holdings, Inc.	294	63,933
Lindsay Corp.	58	7,491
Lockheed Martin Corp.	1,301	589,665
Lyft, Inc. - Class A (b)	1,606	24,074
ManpowerGroup, Inc.	256	20,344
Marten Transport Ltd.	308	6,462
Masco Corp.	1,170	78,367
Masonite International Corp. (b)	115	9,736
MasTec, Inc. (b)	333	25,215
Masterbrand, Inc. (b)	726	10,781
Matson, Inc.	175	19,180
Matthews International Corp. - Class A	100	3,665
Maximus, Inc.	277	23,229
McGrath RentCorp	114	13,637
MDU Resources Group, Inc.	1,115	22,077
Mercury Systems, Inc. (b)	345	12,617
MillerKnoll, Inc.	460	12,273
Montrose Environmental Group, Inc. (b)	194	6,233
Moog, Inc. - Class A	165	23,889
MRC Global, Inc. (b)	586	6,452
MSA Safety, Inc.	195	32,922
MSC Industrial Direct Co., Inc. - Class A	245	24,809
Mueller Industries, Inc.	600	28,290
Mueller Water Products, Inc. - Class A	622	8,957
MYR Group, Inc. (b)	77	11,137
NEXTracker, Inc. - Class A (b)	153	7,168
Nordson Corp.	258	68,153

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Industrials — 9.9% (Continued)
Norfolk Southern Corp.	1,186	$280,347
Northrop Grumman Corp.	781	365,617
NOW, Inc. (b)	649	7,347
NV5 Global, Inc. (b)	110	12,223
nVent Electric PLC	873	51,586
Old Dominion Freight Line, Inc.	485	196,585
OPENLANE, Inc. (b)	715	10,589
Oshkosh Corp.	350	37,943
Otis Worldwide Corp.	2,152	192,539
Owens Corning	466	69,075
PACCAR, Inc.	2,652	258,968
Parker-Hannifin Corp.	651	299,916
Parsons Corp. (b)	550	34,490
Paychex, Inc.	1,658	197,484
Paycom Software, Inc.	274	56,641
Paycor HCM, Inc. (b)	222	4,793
Paylocity Holding Corp. (b)	213	35,113
PGT Innovations, Inc. (b)	305	12,414
Plug Power, Inc. (b)(c)	3,245	14,603
Powell Industries, Inc.	68	6,011
Primoris Services Corp.	238	7,904
Proto Labs, Inc. (b)	130	5,065
Quanex Building Products Corp.	247	7,551
Quanta Services, Inc.	734	158,397
RBC Bearings, Inc. (b)	145	41,309
Regal Rexnord Corp.	344	50,919
Republic Services, Inc.	1,044	172,166
Resideo Technologies, Inc. (b)	758	14,266
Resources Connection, Inc.	200	2,834
Robert Half, Inc.	507	44,575
Rocket Lab USA, Inc. (b)	1,121	6,199
Rockwell Automation, Inc.	584	181,320
Rollins, Inc.	1,434	62,623
RTX Corp.	7,518	632,565
Rush Enterprises, Inc. - Class A	342	17,203
RXO, Inc. (b)	636	14,793
Ryder System, Inc.	243	27,960
Saia, Inc. (b)	135	59,160

	Shares	Value
Schneider National, Inc. - Class B	218	$5,548
Science Applications International Corp.	286	35,556
Sensata Technologies Holding PLC	783	29,417
Shoals Technologies Group, Inc. - Class A (b)	971	15,089
Simpson Manufacturing Co., Inc.	202	39,992
SiteOne Landscape Supply, Inc. (b)	230	37,375
SkyWest, Inc. (b)	238	12,424
Snap-on, Inc.	259	74,810
Southwest Airlines Co.	3,051	88,113
SP Plus Corp. (b)	148	7,585
Spirit AeroSystems Holdings, Inc. - Class A (b)	442	14,047
Spirit Airlines, Inc.	540	8,851
SPX Technologies, Inc. (b)	229	23,131
SS&C Technologies Holdings, Inc.	1,090	66,610
Standex International Corp.	50	7,919
Stanley Black & Decker, Inc.	774	75,929
Steelcase, Inc. - Class A	213	2,880
Stericycle, Inc. (b)	494	24,483
Sterling Check Corp. (b)	444	6,180
Sterling Infrastructure, Inc. (b)	145	12,750
Sun Country Airlines Holdings, Inc. (b)	326	5,128
SunPower Corp. (b)	450	2,173
Sunrun, Inc. (b)	1,677	32,919
Symbotic, Inc. (b)(c)	140	7,186
Tennant Co.	99	9,176
Terex Corp.	353	20,283
Tetra Tech, Inc.	283	47,241
Textainer Group Holdings Ltd.	262	12,890
Textron, Inc.	979	78,731
The AZEK Co., Inc. (b)	791	30,256
The Boeing Co. (b)	3,116	812,217
The Brink’s Co.	213	18,733

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Industrials — 9.9% (Continued)
The GEO Group, Inc. (b)	632	$6,845
The Gorman-Rupp Co.	182	6,466
The Greenbrier Cos., Inc.	200	8,836
The Manitowoc Co., Inc. (b)	268	4,473
The Middleby Corp. (b)	251	36,940
The Shyft Group, Inc.	75	916
The Timken Co.	302	24,205
The Toro Co.	561	53,850
Thermon Group Holdings, Inc. (b)	89	2,899
Titan International, Inc. (b)	375	5,580
Titan Machinery, Inc. (b)	167	4,823
Trane Technologies PLC	1,188	289,753
Transcat, Inc. (b)	59	6,450
TransDigm Group, Inc.	284	287,294
TransUnion	955	65,618
Trex Co., Inc. (b)	524	43,382
TriNet Group, Inc. (b)	310	36,868
Trinity Industries, Inc.	359	9,546
Triumph Group, Inc. (b)	196	3,250
TrueBlue, Inc. (b)	55	844
TTEC Holdings, Inc.	54	1,170
Tutor Perini Corp. (b)	200	1,820
Uber Technologies, Inc. (b)	10,028	617,424
UFP Industries, Inc.	321	40,302
U-Haul Holding Co.	545	38,390
U-Haul Holding Co. (b)	29	2,082
UniFirst Corp.	86	15,730
Union Pacific Corp.	3,148	773,212
United Airlines Holdings, Inc. (b)	1,705	70,348
United Parcel Service, Inc. - Class B	3,736	587,411
United Rentals, Inc.	352	201,844
Upwork, Inc. (b)	1,139	16,937
V2X, Inc. (b)	108	5,016
Valmont Industries, Inc.	118	27,554
Veralto Corp.	1,142	93,941
Verisk Analytics, Inc.	741	176,995
Verra Mobility Corp. (b)	960	22,109
Vertiv Holdings Co. - Class A	2,036	97,789
Vestis Corp.	703	14,861

	Shares	Value
Viad Corp. (b)	100	$3,620
Vicor Corp. (b)	89	4,000
VSE Corp.	105	6,784
Wabash National Corp.	348	8,916
Waste Management, Inc.	2,092	374,677
Watsco, Inc.	166	71,126
Watts Water Technologies, Inc. - Class A	128	26,668
Werner Enterprises, Inc.	397	16,821
WESCO International, Inc.	221	38,427
Westinghouse Air Brake Technologies Corp.	940	119,286
Willdan Group, Inc. (b)	535	11,502
WillScot Mobile Mini Holdings Corp. - Class A (b)	1,217	54,157
Woodward, Inc.	305	41,520
WW Grainger, Inc.	235	194,742
Xometry, Inc. - Class A (b)	505	18,135
XPO, Inc. (b)	558	48,875
Xylem, Inc.	1,235	141,235
Zurn Elkay Water Solutions Corp.	730	21,469
		23,828,902
Information Technology — 27.4.%
A10 Networks, Inc.	327	4,307
Accenture PLC - Class A	3,473	1,218,710
ACI Worldwide, Inc. (b)	560	17,136
ACM Research, Inc. - Class A (b)	378	7,386
Adeia, Inc.	799	9,900
Adobe, Inc. (b)	2,360	1,407,976
ADTRAN Holdings, Inc.	374	2,745
Advanced Energy Industries, Inc.	213	23,200
Advanced Micro Devices, Inc. (b)	8,269	1,218,933
Aehr Test Systems (b)	132	3,502
Agilysys, Inc. (b)	128	10,857
Akamai Technologies, Inc. (b)	745	88,171
Alarm.com Holdings, Inc. (b)	253	16,349
Alkami Technology, Inc. (b)	304	7,372

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Information Technology — 27.4.% (Continued)
Allegro MicroSystems, Inc. (b)	302	$9,142
Alpha & Omega Semiconductor Ltd. (b)	148	3,857
Altair Engineering, Inc. - Class A (b)	274	23,057
Alteryx, Inc. - Class A (b)	313	14,761
Ambarella, Inc. (b)	160	9,806
Amdocs Ltd.	626	55,019
American Software, Inc. - Class A	309	3,492
Amkor Technology, Inc.	587	19,529
Amphenol Corp. - Class A	3,029	300,265
Amplitude, Inc. - Class A (b)	314	3,994
Analog Devices, Inc.	2,624	521,021
ANSYS, Inc. (b)	471	170,916
Appfolio, Inc. - Class A (b)	110	19,056
Appian Corp. - Class A (b)	213	8,022
Apple, Inc.	80,762	15,549,108
Applied Materials, Inc.	4,321	700,304
AppLovin Corp. - Class A (b)	855	34,072
Arista Networks, Inc. (b)	1,342	316,054
Arlo Technologies, Inc. (b)	613	5,836
Arrow Electronics, Inc. (b)	271	33,130
Asana, Inc. - Class A (b)	399	7,585
Aspen Technology, Inc. (b)	136	29,940
Atlassian Corp. - Class A (b)	771	183,390
Autodesk, Inc. (b)	1,115	271,480
AvePoint, Inc. (b)	955	7,841
Avnet, Inc.	458	23,083
Axcelis Technologies, Inc. (b)	150	19,453
Badger Meter, Inc.	134	20,686
Bel Fuse, Inc. - Class B	96	6,410
Belden, Inc.	229	17,690
Benchmark Electronics, Inc.	136	3,759
Bentley Systems, Inc. - Class B	1,054	54,998
BigCommerce Holdings, Inc. (b)	323	3,143
BILL Holdings, Inc. (b)	502	40,958

	Shares	Value
Blackbaud, Inc. (b)	200	$17,340
BlackLine, Inc. (b)	240	14,986
Box, Inc. - Class A (b)(c)	708	18,132
Braze, Inc. - Class A (b)	329	17,480
Broadcom, Inc.	2,138	2,386,543
C3.ai, Inc. - Class A (b)(c)	821	23,571
Cadence Design Systems, Inc. (b)	1,387	377,777
Calix, Inc. (b)	308	13,457
CCC Intelligent Solutions Holdings, Inc. (b)	595	6,777
CDW Corp.	693	157,533
Cerence, Inc. (b)	271	5,328
CEVA, Inc. (b)	176	3,997
Ciena Corp. (b)	821	36,953
Cirrus Logic, Inc. (b)	292	24,291
Cisco Systems, Inc.	21,050	1,063,446
Cleanspark, Inc. (b)	1,185	13,071
Clear Secure, Inc. - Class A	764	15,777
Clearfield, Inc. (b)	62	1,803
Clearwater Analytics Holdings, Inc. - Class A (b)	295	5,909
Cloudflare, Inc. - Class A (b)	1,498	124,723
Cognex Corp.	895	37,357
Cognizant Technology Solutions Corp. - Class A	2,584	195,170
Coherent Corp. (b)	636	27,685
Cohu, Inc. (b)	226	7,998
CommVault Systems, Inc. (b)	184	14,692
Comtech Telecommunications Corp.	100	843
Confluent, Inc. - Class A (b)	961	22,487
Consensus Cloud Solutions, Inc. (b)	108	2,831
Corning, Inc.	3,904	118,877
Corsair Gaming, Inc. (b)	381	5,372
Crane NXT Co.	260	14,786
Credo Technology Group Holding Ltd. (b)	470	9,151
Crowdstrike Holdings, Inc. - Class A (b)	1,143	291,831
CTS Corp.	213	9,317

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Information Technology — 27.4.% (Continued)
Datadog, Inc. - Class A (b)	1,375	$166,898
Dell Technologies, Inc. - Class C	1,298	99,297
Digi International, Inc. (b)	182	4,732
Digital Turbine, Inc. (b)	456	3,128
DigitalOcean Holdings, Inc. (b)	568	20,840
Diodes, Inc. (b)	233	18,761
DocuSign, Inc. (b)	1,055	62,720
Dolby Laboratories, Inc. - Class A	300	25,854
Domo, Inc. - Class B (b)	254	2,614
DoubleVerify Holdings, Inc. (b)	541	19,898
Dropbox, Inc. - Class A (b)	1,403	41,360
DXC Technology Co. (b)	1,118	25,569
Dynatrace, Inc. (b)	1,227	67,105
Ebix, Inc. (c)	31	32
eGain Corp. (b)	150	1,250
Elastic NV (b)	391	44,066
EngageSmart, Inc. (b)	330	7,557
Enphase Energy, Inc. (b)	705	93,159
Entegris, Inc.	791	94,778
Envestnet, Inc. (b)	268	13,271
EPAM Systems, Inc. (b)	290	86,229
ePlus, Inc. (b)	104	8,303
Everbridge, Inc. (b)	190	4,619
Evolv Technologies Holdings, Inc. - Class A (b)	722	3,408
Extreme Networks, Inc. (b)	685	12,083
F5, Inc. (b)	311	55,663
Fabrinet (b)	185	35,211
Fair Isaac Corp. (b)	123	143,173
FARO Technologies, Inc. (b)	170	3,830
Fastly, Inc. - Class A (b)	589	10,484
First Solar, Inc. (b)	550	94,754
Five9, Inc. (b)	321	25,259
Flex Ltd. (b)	2,317	70,576
FormFactor, Inc. (b)	321	13,389
Fortinet, Inc. (b)	3,367	197,071
Freshworks, Inc. - Class A (b)	1,034	24,289

	Shares	Value
Gartner, Inc. (b)	395	$178,188
Gen Digital, Inc.	3,017	68,848
Gitlab, Inc. - Class A (b)	395	24,869
GLOBALFOUNDRIES, Inc. (b)(c)	609	36,905
GoDaddy, Inc. - Class A (b)	759	80,575
Grid Dynamics Holdings, Inc. (b)	258	3,439
Guidewire Software, Inc. (b)	426	46,451
Harmonic, Inc. (b)	547	7,133
HashiCorp, Inc. - Class A (b)	376	8,889
Hewlett Packard Enterprise Co.	6,527	110,828
HP, Inc.	5,033	151,443
HubSpot, Inc. (b)	246	142,813
Ichor Holdings Ltd. (b)	183	6,154
Impinj, Inc. (b)	105	9,453
indie Semiconductor, Inc. - Class A (b)	774	6,277
Informatica, Inc. - Class A (b)	585	16,608
Insight Enterprises, Inc. (b)	198	35,084
Intapp, Inc. (b)	252	9,581
Intel Corp.	21,644	1,087,611
InterDigital, Inc.	121	13,133
International Business Machines Corp.	4,708	769,993
Intuit, Inc.	1,402	876,292
IonQ, Inc. (b)(c)	1,109	13,741
IPG Photonics Corp. (b)	174	18,886
Itron, Inc. (b)	330	24,918
Jabil, Inc.	655	83,447
Jamf Holding Corp. (b)	327	5,906
JFrog Ltd. (b)	292	10,106
Juniper Networks, Inc.	1,570	46,284
Keysight Technologies, Inc. (b)	919	146,204
Kimball Electronics, Inc. (b)	204	5,498
KLA Corp.	707	410,979
Knowles Corp. (b)	458	8,203
Kulicke & Soffa Industries, Inc.	303	16,580
Kyndryl Holdings, Inc. (b)	1,003	20,842

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Information Technology — 27.4.% (Continued)
Lam Research Corp.	694	$543,582
Lattice Semiconductor Corp. (b)	729	50,294
Lightwave Logic, Inc. (b)(c)	1,440	7,171
Littelfuse, Inc.	119	31,840
LiveRamp Holdings, Inc. (b)	270	10,228
Lumentum Holdings, Inc. (b)	357	18,714
MACOM Technology Solutions Holdings, Inc. (b)	259	24,074
Manhattan Associates, Inc. (b)	306	65,888
Marathon Digital Holdings, Inc. (b)(c)	1,122	26,356
Marvell Technology, Inc.	4,421	266,631
MaxLinear, Inc. (b)	475	11,291
Methode Electronics, Inc.	233	5,296
Microchip Technology, Inc.	2,777	250,430
Micron Technology, Inc.	5,806	495,484
Microsoft Corp.	37,621	14,147,001
MicroStrategy, Inc. - Class A (b)(c)	79	49,898
Mirion Technologies, Inc. (b)	829	8,497
Mitek Systems, Inc. (b)	420	5,477
MKS Instruments, Inc.	300	30,861
Model N, Inc. (b)	189	5,090
MongoDB, Inc. (b)	349	142,689
Monolithic Power Systems, Inc.	243	153,280
Motorola Solutions, Inc.	858	268,631
N-able, Inc. (b)	491	6,506
Napco Security Technologies, Inc.	177	6,062
Navitas Semiconductor Corp. (b)	263	2,122
nCino, Inc. (b)	330	11,098
NCR Corp. (b)	640	10,822
NetApp, Inc.	1,092	96,271
NETGEAR, Inc. (b)	50	729
NetScout Systems, Inc. (b)	295	6,475
Novanta, Inc. (b)	179	30,145

	Shares	Value
Nutanix, Inc. - Class A (b)	1,191	$56,799
NVIDIA Corp.	12,304	6,093,187
Okta, Inc. (b)	790	71,519
Olo, Inc. - Class A (b)	606	3,466
ON Semiconductor Corp. (b)	2,230	186,272
Onto Innovation, Inc. (b)	271	41,436
Oracle Corp.	8,212	865,791
OSI Systems, Inc. (b)	100	12,905
PagerDuty, Inc. (b)	430	9,955
Palantir Technologies, Inc. - Class A (b)	8,899	152,796
Palo Alto Networks, Inc. (b)	1,554	458,244
PAR Technology Corp. (b)	100	4,354
PC Connection, Inc.	9	605
PDF Solutions, Inc. (b)	190	6,107
Pegasystems, Inc.	181	8,844
Perficient, Inc. (b)	167	10,992
Photronics, Inc. (b)	241	7,560
Plexus Corp. (b)	130	14,057
Power Integrations, Inc.	280	22,991
PowerSchool Holdings, Inc. - Class A (b)	356	8,387
Procore Technologies, Inc. (b)	737	51,015
Progress Software Corp.	200	10,860
PROS Holdings, Inc. (b)	143	5,547
PTC, Inc. (b)	607	106,201
Pure Storage, Inc. - Class A (b)	1,477	52,670
Q2 Holdings, Inc. (b)	240	10,418
Qorvo, Inc. (b)	487	54,841
QUALCOMM, Inc.	5,886	851,292
Qualys, Inc. (b)	167	32,779
Rambus, Inc. (b)	597	40,745
Rapid7, Inc. (b)	249	14,218
RingCentral, Inc. - Class A (b)	260	8,827
Riot Platforms, Inc. (b)(c)	1,173	18,146
Rogers Corp. (b)	57	7,528
Roper Technologies, Inc.	550	299,844
Salesforce, Inc. (b)	4,939	1,299,648
Samsara, Inc. - Class A (b)	641	21,397
Sanmina Corp. (b)	333	17,106
ScanSource, Inc. (b)	179	7,090

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Information Technology — 27.4.% (Continued)
Seagate Technology
Holdings PLC	1,060	$90,492
SEMrush Holdings, Inc. - Class A (b)	1,297	17,717
Semtech Corp. (b)	300	6,573
SentinelOne, Inc. - Class A (b)	1,333	36,578
ServiceNow, Inc. (b)	1,071	756,651
Silicon Laboratories, Inc. (b)	178	23,544
SiTime Corp. (b)	63	7,691
Skyworks Solutions, Inc.	798	89,711
SMART Global Holdings, Inc. (b)	139	2,631
Smartsheet, Inc. - Class A (b)	665	31,800
Snowflake, Inc. - Class A (b)	1,562	310,838
Sofi Technologies, Inc. (b)	6,122	60,914
Splunk, Inc. (b)	794	120,966
Sprinklr, Inc. - Class A (b)	487	5,863
Sprout Social, Inc. - Class A (b)(c)	244	14,991
SPS Commerce, Inc. (b)	200	38,768
Squarespace, Inc. - Class A (b)	258	8,517
Stratasys Ltd. (b)	380	5,426
Super Micro Computer, Inc. (b)	275	78,171
Synaptics, Inc. (b)	208	23,729
Synopsys, Inc. (b)	782	402,660
TD SYNNEX Corp.	226	24,320
Teledyne Technologies, Inc. (b)	235	104,878
Tenable Holdings, Inc. (b)	628	28,926
Teradata Corp. (b)	534	23,234
Teradyne, Inc.	786	85,297
Texas Instruments, Inc.	4,701	801,332
The Hackett Group, Inc.	227	5,169
Trimble, Inc. (b)	1,308	69,586
TTM Technologies, Inc. (b)	488	7,715
Twilio, Inc. - Class A (b)(c)	920	69,800
Tyler Technologies, Inc. (b)	213	89,060
UiPath, Inc. - Class A (b)	2,042	50,723

	Shares	Value

Ultra Clean Holdings, Inc. (b)	240	$8,194
Unity Software, Inc. (b)	1,221	49,927
Universal Display Corp.	221	42,268
Varonis Systems, Inc. (b)	450	20,376
Veeco Instruments, Inc. (b)	337	10,457
Verint Systems, Inc. (b)	375	10,136
VeriSign, Inc. (b)	519	106,893
Vertex, Inc. - Class A (b)	325	8,756
Viasat, Inc. (b)	700	19,565
Viavi Solutions, Inc. (b)	1,328	13,373
Vishay Intertechnology, Inc.	598	14,334
Vontier Corp.	800	27,640
Western Digital Corp. (b)	1,673	87,615
Wolfspeed, Inc. (b)	659	28,673
Workday, Inc. - Class A (b)	1,064	293,728
Workiva, Inc. (b)	214	21,727
Xerox Holdings Corp.	828	15,177
Xperi, Inc. (b)	319	3,515
Yext, Inc. (b)	383	2,256
Zebra Technologies Corp. - Class A (b)	257	70,246
Zeta Global Holdings Corp. - Class A (b)	671	5,918
Zoom Video Communications, Inc. - Class A (b)	1,117	80,323
Zscaler, Inc. (b)	449	99,480
Zuora, Inc. - Class A (b)	657	6,176
		65,994,479
Materials — 2.7%
AdvanSix, Inc.	144	4,314
Air Products and Chemicals, Inc.	1,124	307,751
Albemarle Corp.	597	86,255
Alcoa Corp.	929	31,586
Alpha Metallurgical Resources, Inc.	55	18,641
American Vanguard Corp.	244	2,677
AptarGroup, Inc.	347	42,896
Arch Resources, Inc.	95	15,764
Ashland, Inc.	249	20,993
Aspen Aerogels, Inc. (b)	686	10,825
ATI, Inc. (b)	690	31,374
Avery Dennison Corp.	409	82,683

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Materials — 2.7% (Continued)
Avient Corp.	483	$20,078
Axalta Coating Systems Ltd. (b)	675	22,930
Balchem Corp.	171	25,436
Ball Corp.	1,568	90,191
Berry Global Group, Inc.	643	43,332
Cabot Corp.	318	26,553
Carpenter Technology Corp.	282	19,966
Celanese Corp.	561	87,163
Century Aluminum Co. (b)	341	4,140
CF Industries Holdings, Inc.	985	78,307
Clearwater Paper Corp. (b)	130	4,696
Cleveland-Cliffs, Inc. (b)	2,575	52,581
Commercial Metals Co.	640	32,026
Compass Minerals International, Inc.	222	5,621
Corteva, Inc.	3,683	176,489
Crown Holdings, Inc.	631	58,109
Dow, Inc.	3,657	200,550
DuPont de Nemours, Inc.	2,371	182,401
Eagle Materials, Inc.	169	34,280
Eastman Chemical Co.	583	52,365
Ecolab, Inc.	1,296	257,062
Ecovyst, Inc. (b)	550	5,373
Element Solutions, Inc.	1,211	28,023
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	500	—
FMC Corp.	669	42,180
Freeport-McMoRan, Inc.	7,331	312,081
Graphic Packaging Holding Co.	1,499	36,950
Greif, Inc. - Class A	160	10,494
Hawkins, Inc.	135	9,507
Haynes International, Inc.	118	6,732
HB Fuller Co.	268	21,818
Hecla Mining Co.	3,124	15,026
Huntsman Corp.	909	22,843
Ingevity Corp. (b)	207	9,775
Innospec, Inc.	129	15,898
International Flavors & Fragrances, Inc.	1,291	104,532
International Paper Co.	1,818	65,721

	Shares	Value
Kaiser Aluminum Corp.	118	$8,400
Knife River Corp. (b)	278	18,398
Koppers Holdings, Inc.	156	7,990
Linde PLC	2,495	1,024,721
Livent Corp. (b)	986	17,728
Louisiana-Pacific Corp.	331	23,445
LSB Industries, Inc. (b)	333	3,100
LyondellBasell Industries NV - Class A	1,335	126,932
Martin Marietta Materials, Inc.	322	160,649
Materion Corp.	93	12,102
Mativ Holdings, Inc.	371	5,680
Minerals Technologies, Inc.	180	12,836
MP Materials Corp. (b)	646	12,823
Myers Industries, Inc.	200	3,910
NewMarket Corp.	31	16,921
Newmont Corp.	6,401	264,937
Nucor Corp.	1,263	219,813
O-I Glass, Inc. (b)	647	10,598
Olin Corp.	732	39,491
Olympic Steel, Inc.	99	6,603
Packaging Corp. of America	449	73,147
Piedmont Lithium, Inc. (b)(c)	92	2,597
PPG Industries, Inc.	1,215	181,703
PureCycle Technologies, Inc. (b)(c)	570	2,309
Quaker Chemical Corp.	74	15,793
Reliance Steel & Aluminum Co.	295	82,506
Royal Gold, Inc.	341	41,247
RPM International, Inc.	677	75,574
Ryerson Holding Corp.	173	6,000
Schnitzer Steel Industries, Inc. - Class A	162	4,886
Sealed Air Corp.	666	24,322
Sensient Technologies Corp.	230	15,180
Silgan Holdings, Inc.	400	18,100
Sonoco Products Co.	548	30,617
Southern Copper Corp.	592	50,953
Steel Dynamics, Inc.	816	96,370
Stepan Co.	97	9,171
Summit Materials, Inc. - Class A (b)	580	22,307

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Materials — 2.7% (Continued)
SunCoke Energy, Inc.	181	$1,944
Sylvamo Corp.	156	7,661
The Chemours Co.	824	25,989
The Mosaic Co.	1,678	59,955
The Scotts Miracle-Gro Co.	175	11,156
The Sherwin-Williams Co.	1,227	382,701
TimkenSteel Corp. (b)	104	2,439
TriMas Corp.	223	5,649
Trinseo PLC	260	2,176
Tronox Holdings PLC	721	10,209
United States Steel Corp.	1,079	52,493
Vulcan Materials Co.	681	154,594
Warrior Met Coal, Inc.	276	16,828
Westlake Corp.	157	21,974
Westrock Co.	1,284	53,312
Worthington Steel, Inc. (b)	191	5,367
		6,401,294
Real Estate — 3.0%
Acadia Realty Trust	306	5,199
Agree Realty Corp.	518	32,608
Alexander & Baldwin, Inc.	497	9,453
Alexandria Real Estate Equities, Inc.	911	115,487
American Assets Trust, Inc.	228	5,132
American Homes 4 Rent - Class A	1,783	64,117
American Tower Corp.	2,405	519,191
Americold Realty Trust, Inc.	988	29,907
Anywhere Real Estate, Inc. (b)	595	4,825
Apartment Income REIT Corp.	833	28,930
Apartment Investment and Management Co. - Class A (b)	826	6,468
Apple Hospitality REIT, Inc.	1,244	20,663
Armada Hoffler Properties, Inc.	467	5,777
AvalonBay Communities, Inc.	719	134,611
Boston Properties, Inc.	852	59,785
Brandywine Realty Trust	646	3,488

	Shares	Value
Brixmor Property Group, Inc.	1,591	$37,023
Broadstone Net Lease, Inc.	915	15,756
Camden Property Trust	560	55,602
CareTrust REIT, Inc.	403	9,019
CBL & Associates Properties, Inc.	204	4,982
CBRE Group, Inc. - Class A (b)	1,557	144,941
Centerspace	64	3,725
Chatham Lodging Trust	425	4,556
Community Healthcare Trust, Inc.	154	4,103
COPT Defense Properties	686	17,582
CoStar Group, Inc. (b)	2,078	181,596
Cousins Properties, Inc.	839	20,430
Crown Castle, Inc.	2,260	260,329
CubeSmart	1,192	55,249
DiamondRock Hospitality Co.	1,103	10,357
Digital Realty Trust, Inc.	1,563	210,349
DigitalBridge Group, Inc.	763	13,383
Douglas Emmett, Inc.	854	12,383
Easterly Government Properties, Inc.	627	8,427
EastGroup Properties, Inc.	227	41,664
Elme Communities	425	6,205
Empire State Realty Trust, Inc. - Class A	745	7,219
EPR Properties	422	20,446
Equinix, Inc.	485	390,614
Equity Commonwealth	482	9,254
Equity LifeStyle Properties, Inc.	896	63,204
Equity Residential	1,885	115,287
Essential Properties Realty Trust, Inc.	830	21,215
Essex Property Trust, Inc.	322	79,837
eXp World Holdings, Inc. (c)	290	4,501
Extra Space Storage, Inc.	1,060	169,950
Farmland Partners, Inc. (c)	384	4,792
Federal Realty Investment Trust	414	42,663

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Real Estate — 3.0% (Continued)
First Industrial Realty Trust, Inc.	727	$38,291
Forestar Group, Inc. (b)	184	6,085
Four Corners Property Trust, Inc.	497	12,574
Gaming and Leisure Properties, Inc.	1,308	64,550
Getty Realty Corp.	219	6,399
Gladstone Commercial Corp.	312	4,131
Gladstone Land Corp.	269	3,887
Global Medical REIT, Inc.	581	6,449
Global Net Lease, Inc.	1,354	13,472
Healthcare Realty Trust, Inc.	2,086	35,942
Healthpeak Properties, Inc.	2,894	57,301
Highwoods Properties, Inc.	510	11,710
Host Hotels & Resorts, Inc.	3,796	73,908
Howard Hughes Holdings, Inc. (b)	236	20,190
Hudson Pacific Properties, Inc.	815	7,588
Independence Realty Trust, Inc.	1,266	19,370
Innovative Industrial Properties, Inc.	150	15,123
InvenTrust Properties Corp.	443	11,226
Invitation Homes, Inc.	3,210	109,493
Iron Mountain, Inc.	1,492	104,410
JBG SMITH Properties	497	8,454
Jones Lang LaSalle, Inc. (b)	235	44,384
Kennedy-Wilson Holdings, Inc.	609	7,539
Kilroy Realty Corp.	620	24,701
Kimco Realty Corp.	3,143	66,977
Kite Realty Group Trust	1,127	25,763
Lamar Advertising Co. - Class A	463	49,208
LTC Properties, Inc.	251	8,062
LXP Industrial Trust	1,665	16,517
Marcus & Millichap, Inc.	126	5,504
Medical Properties Trust, Inc. (c)	3,394	16,665

	Shares	Value
Mid-America Apartment Communities, Inc.	613	$82,424
National Health Investors, Inc.	228	12,734
National Storage Affiliates Trust	458	18,993
NET Lease Office Properties	74	1,368
NETSTREIT Corp.	318	5,676
Newmark Group, Inc. - Class A	765	8,384
NexPoint Residential Trust, Inc.	152	5,233
NNN REIT, Inc.	936	40,342
Office Properties Income Trust	228	1,669
Omega Healthcare Investors, Inc.	1,238	37,957
Orion Office REIT, Inc.	291	1,664
Outfront Media, Inc.	722	10,079
Paramount Group, Inc.	1,239	6,406
Park Hotels & Resorts, Inc.	982	15,025
Pebblebrook Hotel Trust	664	10,611
Phillips Edison & Co., Inc.	626	22,836
Physicians Realty Trust	1,241	16,518
Piedmont Office Realty Trust, Inc. - Class A	597	4,245
Plymouth Industrial REIT, Inc.	286	6,884
PotlatchDeltic Corp.	420	20,622
Prologis, Inc.	4,772	636,108
Public Storage	820	250,100
Rayonier, Inc.	777	25,960
Realty Income Corp.	3,661	210,215
Redfin Corp. (b)	630	6,502
Regency Centers Corp.	946	63,382
Retail Opportunity Investments Corp.	725	10,172
Rexford Industrial Realty, Inc.	1,095	61,429
RLJ Lodging Trust	855	10,021
RPT Realty	620	7,955
Ryman Hospitality Properties, Inc.	287	31,587
Sabra Health Care REIT, Inc.	1,058	15,098
Safehold, Inc.	300	7,020

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Real Estate — 3.0% (Continued)
Saul Centers, Inc.	131	$5,144
SBA Communications Corp.	548	139,022
Service Properties Trust	1,137	9,710
Simon Property Group, Inc.	1,673	238,637
SITE Centers Corp.	809	11,027
SL Green Realty Corp. (c)	357	16,126
Spirit MTA REIT (b)(d)(e)	300	—
Spirit Realty Capital, Inc.	735	32,112
STAG Industrial, Inc.	961	37,729
Star Holdings (b)	78	1,168
Summit Hotel Properties, Inc.	268	1,801
Sun Communities, Inc.	648	86,605
Sunstone Hotel Investors, Inc.	940	10,086
Tanger Factory Outlet Centers, Inc.	420	11,642
Tejon Ranch Co. (b)	50	860
Terreno Realty Corp.	399	25,005
The Macerich Co.	886	13,671
The St Joe Co.	268	16,128
UDR, Inc.	1,725	66,050
UMH Properties, Inc.	256	3,922
Uniti Group, Inc.	1,189	6,872
Universal Health Realty Income Trust	117	5,060
Urban Edge Properties	447	8,180
Ventas, Inc.	2,111	105,212
Veris Residential, Inc.	593	9,328
VICI Properties, Inc.	5,188	165,393
Vornado Realty Trust	895	25,284
Welltower, Inc.	2,679	241,565
Weyerhaeuser Co.	3,665	127,432
WP Carey, Inc.	1,110	71,939
Xenia Hotels & Resorts, Inc.	560	7,627
Zillow Group, Inc. - Class A (b)	247	14,010
Zillow Group, Inc. - Class C (b)	835	48,313
		7,216,036
Utilities — 2.3%
ALLETE, Inc.	284	17,369
Alliant Energy Corp.	1,265	64,894

	Shares	Value
Altus Power, Inc. (b)	429	$2,930
Ameren Corp.	1,376	99,540
American Electric Power Co., Inc.	2,631	213,690
American States Water Co.	220	17,692
American Water Works Co., Inc.	1,005	132,650
Atmos Energy Corp.	887	102,803
Avista Corp.	333	11,901
Black Hills Corp.	353	19,044
California Water Service Group	289	14,990
CenterPoint Energy, Inc.	3,177	90,767
Chesapeake Utilities Corp.	102	10,774
Clearway Energy, Inc. - Class A	90	2,302
Clearway Energy, Inc. - Class C	471	12,920
CMS Energy Corp.	1,537	89,254
Consolidated Edison, Inc.	1,789	162,745
Constellation Energy Corp.	1,682	196,609
Dominion Energy, Inc.	4,290	201,630
DTE Energy Co.	1,049	115,663
Duke Energy Corp.	3,970	385,249
Edison International	1,964	140,406
Entergy Corp.	1,091	110,398
Essential Utilities, Inc.	1,206	45,044
Evergy, Inc.	1,153	60,187
Eversource Energy	1,841	113,626
Exelon Corp.	5,204	186,824
FirstEnergy Corp.	3,026	110,933
Hawaiian Electric Industries, Inc.	566	8,032
IDACORP, Inc.	268	26,350
MGE Energy, Inc.	151	10,919
Middlesex Water Co.	66	4,331
Montauk Renewables, Inc. (b)	328	2,922
National Fuel Gas Co.	454	22,777
New Jersey Resources Corp.	558	24,876
NextEra Energy, Inc.	10,595	643,540
NiSource, Inc.	2,199	58,383
Northwest Natural Holding Co.	223	8,684
NorthWestern Corp.	330	16,794

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (a) (Continued)
Utilities — 2.3% (Continued)
NRG Energy, Inc.	1,094	$56,560
OGE Energy Corp.	1,042	36,397
ONE Gas, Inc.	287	18,288
Ormat Technologies, Inc.	300	22,737
Otter Tail Corp.	196	16,654
PG&E Corp.	10,154	183,077
Pinnacle West Capital Corp.	577	41,452
PNM Resources, Inc.	480	19,968
Portland General Electric Co.	500	21,670
PPL Corp.	3,706	100,433
Public Service Enterprise Group, Inc.	2,545	155,627
Sempra	3,241	242,200
SJW Group	180	11,763
Southwest Gas Holdings, Inc.	325	20,589
Spire, Inc.	291	18,141
Sunnova Energy International, Inc. (b)(c)	690	10,523
The AES Corp.	3,582	68,953
The Southern Co.	5,628	394,635
The York Water Co.	128	4,943
UGI Corp.	961	23,641
Unitil Corp.	106	5,572
Vistra Corp.	1,780	68,566
WEC Energy Group, Inc.	1,618	136,187
Xcel Energy, Inc.	2,829	175,143
		5,414,161
Total Common Stocks
(Cost $63,186,630)		239,751,551

WARRANT — 0.0% (f)
Cassava Sciences, Inc. (b)(e)	99	—
Total Warrant
(Cost $0)		—

	Shares	Value
RIGHTS — 0.0% (f)
ABIOMED, Inc. (b)(d)(e)	239	$—
AMR CORP ESCROW (b)(d)(e)	3,275	—
Total Rights
(Cost $0)		—

Total Investments at Value — 99.7%
(Cost $63,186,630)		239,751,551
Other Assets in Excess of Liabilities — 0.3%		768,946
Net Assets — 100.0%		$240,520,497

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2023. The total fair value of securities on loan at December 31, 2023 was $828,151 (Note 8).
(d)	Illiquid security. The total fair value of such securities is $0 as of December 31, 2023, representing 0.0% of net assets.
(e)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of December 31, 2023, representing 0.0% of net assets.
(f)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments

	Shares	Value
COMMON STOCKS — 81.4%
Australia — 2.7%
Accent Group Ltd.	82,209	$108,387
Atlassian Corp. - Class A (a)	9,470	2,252,534
Beach Energy Ltd.	66,230	72,129
BHP Group Ltd.	9,330	319,837
Cochlear Ltd.	51	10,363
Computershare Ltd.	8,333	138,448
CSL Ltd.	1,406	274,113
Data#3 Ltd.	23,929	137,320
Emeco Holdings Ltd.	57,028	26,035
FleetPartners Group Ltd. (a)	24,816	51,396
IDP Education Ltd.	8,870	120,696
Inghams Group Ltd.	25,990	70,028
Insurance Australia Group Ltd.	25,229	97,201
JB Hi-Fi Ltd.	1,518	54,756
Mader Group Ltd.	6,327	29,425
Medibank Pvt Ltd.	77,737	188,385
Neuren Pharmaceuticals Ltd. (a)	2,337	39,604
Nick Scali Ltd.	2,593	21,729
Northern Star Resources Ltd.	18,292	171,111
OceanaGold Corp.	18,838	36,111
Orica Ltd.	1,253	13,575
Perenti Ltd. (a)	187,542	132,734
Perseus Mining Ltd.	114,133	144,504
Pro Medicus Ltd.	1,791	116,634
QBE Insurance Group Ltd.	6,257	63,094
Ramelius Resources Ltd.	68,055	78,479
Regis Resources Ltd. (a)	65,238	97,276
Ridley Corp. Ltd.	58,581	109,520
Seven Group Holdings Ltd.	6,618	165,998
Seven West Media Ltd. (a)	71,252	13,066
Sigma Healthcare Ltd (a)(b)(c)	141,964	27,571
Sigma Healthcare Ltd.	262,634	179,786
Super Retail Group Ltd.	13,629	146,057
Technology One Ltd.	17,464	182,349
Ventia Services Group Pty Ltd.	109,104	233,335
Wesfarmers Ltd.	685	26,589
Woolworths Group Ltd.	1,641	41,528

	Shares	Value
Yancoal Australia Ltd.	7,717	$26,005
		6,017,708
Austria — 0.3%
ANDRITZ AG	1,457	91,027
Erste Group Bank AG	2,691	109,182
Porr Ag	6,295	88,287
Raiffeisen Bank
International AG	4,045	83,417
Telekom Austria AG	21,676	183,083
Wienerberger AG	1,124	37,509
		592,505
Belgium — 0.2%
Bekaert SA	1,448	74,383
Fagron	1,080	19,802
Melexis NV	1,442	145,759
Retail Estates NV	366	26,073
Tessenderlo Group SA	660	20,589
Titan Cement International SA	2,495	59,052
X-Fab Silicon Foundries SE (a)(d)	1,736	19,555
		365,213
Bermuda — 0.6%
Arch Capital Group Ltd. (a)	17,470	1,297,497
BW Energy Ltd. (a)	2	4
		1,297,501
Brazil — 1.1%
Allos SA	14,200	77,437
Ambev SA	440,900	1,249,834
Banco do Brasil SA	33,800	384,508
BB Seguridade Participacoes SA	1,900	13,115
Cia de Saneamento do Parana	23,400	140,036
Engie Brasil Energia SA	1,700	15,812
Klabin SA	22,800	103,730
Rumo SA	27,600	130,057
Suzano SA	2,600	29,920
TIM SA	30,600	113,074
Ultrapar Participacoes SA	26,100	142,331
Vale SA	300	4,780
Vibra Energia SA	12,200	56,911
WEG SA	1,800	13,751
		2,475,296

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Britain — 8.5%
4imprint Group PLC	2,191	$127,307
AstraZeneca PLC	12,883	1,735,124
Aviva PLC - Class B (a)	45,813	253,397
BAE Systems PLC	145,852	2,063,494
Barclays PLC	281,910	549,097
Big Yellow Group PLC	7,633	118,620
Bloomsbury Publishing PLC	3,510	21,000
Bodycote PLC	6,725	50,839
British American Tobacco PLC	4,537	132,400
Coca-Cola Europacific Partners PLC	69	4,605
Compass Group PLC	40,786	1,114,473
Currys PLC	57,225	36,706
Domino’s Pizza Group PLC	20,420	97,718
Dowlais Group PLC	13,411	18,210
Dunelm Group PLC	1,619	22,571
Ferguson PLC	8,350	1,601,572
Frasers Group PLC (a)	4,041	46,817
Future PLC	2,042	20,594
Games Workshop Group PLC	1,094	137,103
Global Ship Lease, Inc. - Class A	3,639	72,125
Halfords Group PLC	8,053	20,457
Hammerson (a)	121,066	43,627
HSBC Holdings PLC	167,141	1,350,011
hVIVO PLC	136,520	41,338
IMI PLC	8,097	173,325
Imperial Brands PLC	5,896	135,489
InterContinental Hotels Group PLC	2,511	226,790
J D Wetherspoon PLC (a)	4,751	48,891
J Sainsbury PLC	246,481	948,678
Johnson Service Group PLC	41,459	74,795
Lancashire Holdings Ltd.	9,652	76,733
Land Securities Group PLC	4,801	42,973
LondonMetric Property PLC	8,779	21,377
Man Group PLC	61,064	180,580
Marks & Spencer Group PLC	33,022	114,482
Mitchells & Butlers PLC (a)	7,969	26,103
NatWest Group PLC	190,474	531,605

	Shares	Value
Next PLC	336	$34,685
OSB Group PLC	22,692	133,739
Oxford Instruments PLC	1,481	43,168
Pagegroup PLC	5,947	36,914
Paragon Banking Group PLC	10,686	94,680
Persimmon PLC	760	13,404
Pets at Home Group PLC	7,503	30,442
Reckitt Benckiser Group PLC	11,007	759,369
Rightmove PLC	7,105	51,923
Rolls-Royce Holdings PLC (a)	66,456	253,091
Serco Group PLC	58,650	120,756
Shaftesbury Capital PLC	64,018	112,237
Shell PLC	10,471	340,194
Shell PLC	43,314	1,423,681
Smith & Nephew PLC	290	3,970
Standard Chartered PLC	72,313	611,692
Stolt-Nielsen Ltd.	3,992	122,319
Target Healthcare REIT PLC	158,085	173,355
Tesco PLC	382,290	1,414,112
Travis Perkins (a)	24,814	261,231
Tritax Big Box REIT PLC	59,841	128,297
Unilever PLC	891	43,110
Virgin Money UK PLC	43,361	90,550
Vodafone Group PLC	125,434	108,961
Volution Group PLC	7,867	43,329
Wise PLC - Class A (a)	10,351	114,916
YouGov PLC	3,106	46,680
		18,891,831
Canada — 5.6%
ADENTRA, Inc.	949	22,897
AGF Mangement Ltd. - Class B	5,091	29,623
Air Canada (a)	4,100	57,831
Alamos Gold, Inc. - Class A	3,907	52,543
Alimentation Couche-Tard, Inc.	1,800	105,999
Badger Infrastructure Solutions Ltd. (b)	2,059	63,259
Barrick Gold Corp.	9,900	178,866
Bird Construction, Inc.	1,907	20,724

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Canada — 5.6% (Continued)
Boardwalk Real Estate Investment Trust	5,258	$283,088
Bombardier, Inc. - Class B (a)	468	18,793
Boston Pizza Royalties Income Fund	1,101	12,738
Brookfield Asset Management Ltd. - Class A	12,700	510,089
Brookfield Corp.	4,400	176,491
Cameco Corp.	300	12,935
Canadian Natural Resources Ltd.	17,390	1,139,297
Canadian Pacific Kansas City Ltd.	34,040	2,691,202
CCL Industries, Inc. - Class B	600	26,983
Cenovus Energy, Inc.	5,300	88,317
CES Energy Solutions Corp.	7,502	19,533
CI Financial Corp.	7,916	88,775
Cineplex, Inc. (a)	5,910	37,332
Definity Financial Corp.	719	20,370
Docebo, Inc. (a)	410	19,800
Dollarama, Inc.	3,300	237,815
Doman Building Materials Group Ltd.	10,757	67,300
Dundee Precious Metals, Inc.	2,756	17,638
Enerplus Corp.	3,819	58,537
Fairfax Financial Holdings Ltd.	174	160,535
Finning International, Inc.	3,715	107,437
George Weston Ltd.	350	43,451
iA Financial Corp., Inc.	2,601	177,313
IAMGOLD Corp. (a)	13,033	32,852
International Petroleum Corp. (a)	12,321	146,638
Kinross Gold Corp.	31,900	193,078
Magna International, Inc.	17,345	1,024,822
MDA Ltd. (a)	5,049	43,896
New Gold, Inc. (a)	20,913	30,303
North American Construction Group Ltd.	6,054	126,330
Northland Power, Inc.	1,900	34,514

	Shares	Value
Nuvei Corp. (d)	1,170	$30,737
Obsidian Energy Ltd. (a)	10,664	72,352
Onex Corp.	600	41,899
Pan American Silver Corp.	5,100	83,252
Parex Resources, Inc.	6,700	126,158
Parkland Corp. (a)	3,800	122,484
Pason Systems, Inc.	11,380	138,874
Primaris Real Estate Investment Trust	14,569	151,732
Resolute Forest Products (a)(b)(c)	1,388	—
Russel Metals, Inc.	784	26,643
Shopify, Inc. - Class A (a)	1,200	93,424
Silvercorp Metals, Inc.	11,339	29,523
SilverCrest Metals, Inc. (a)	4,966	32,568
Stantec, Inc.	858	68,883
Stella-Jones, Inc.	4,369	254,283
Sun Life Financial, Inc.	2,600	134,842
Suncor Energy, Inc.	1,800	57,666
The Descartes Systems Group, Inc. (a)	400	33,608
Thomson Reuters Corp.	8,739	1,277,693
TMX Group Ltd.	900	21,769
Trican Well Service Ltd.	15,791	49,099
Vermilion Energy, Inc.	2,815	33,927
Waste Connections, Inc.	7,880	1,176,248
WSP Global, Inc.	1,600	224,281
		12,461,889
Chile — 0.0% (e)
Cia Sud Americana de Vapores SA	565,196	34,707
Enel Americas SA (a)	421,542	46,651
		81,358
China — 2.8%
37 Interactive Entertainment Network Technology Group Co. Ltd. - Class A	4,800	12,712
Agile Group Holdings Ltd. (a)	142,000	15,410
Alibaba Group Holding Ltd.	161,848	1,564,140
ANE Cayman, Inc. (a)	27,500	19,662
ANTA Sports Products Ltd.	12,300	119,878
Atour Lifestyle Holdings Ltd. - ADR	1,256	21,804

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
China — 2.8% (Continued)
AustAsia Group Ltd. (a)	12,440	$2,962
Autohome, Inc. - ADR	143	4,013
Baidu, Inc. - ADR (a)	3,345	398,356
Baidu, Inc. - Class A (a)	21,050	312,831
Bairong, Inc. (a)(d)	10,000	17,289
Beijing Jingneng Clean Energy Co. Ltd. - Class H	98,000	21,759
Binjiang Service Group Co. Ltd.	8,500	17,901
BYD Co. Ltd. - Class A	1,800	50,177
BYD Co. Ltd. - Class H	4,500	123,660
Chaoju Eye Care Holdings Ltd.	37,500	21,189
China BlueChemical Ltd. - Class H	132,000	33,276
China Datang Corp. Renewable Power Co. Ltd. - Class H	126,000	29,045
China Galaxy Securities Co. Ltd. - Class H	138,800	73,261
China Merchants Bank Co. Ltd. - Class H	107,500	374,280
China Resources Medical Holdings Co. Ltd	98,000	60,431
E-Commodities Holdings Ltd.	132,000	26,332
FinVolution Group - ADR	8,749	42,870
First Tractor Co. Ltd. - Class H	70,000	44,415
Fu Shou Yuan International Group Ltd.	86,000	58,320
Fufeng Group Ltd.	111,000	61,511
GF Securities Co. Ltd. - Class H	173,600	207,285
Haier Smart Home Co. Ltd. - Class H	129,400	366,719
Hello Group, Inc. - ADR	4,340	30,163
Hubei Jumpcan Pharmaceutical Co. Ltd. - Class A	1,900	8,411
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	3,700	57,253
KE Holdings, Inc. - ADR	6,275	101,718

	Shares	Value
Kingsoft Corp. Ltd.	9,200	$28,401
Kweichow Moutai Co. Ltd. - Class A	100	24,291
LexinFintech Holdings Ltd. - ADR	23,448	43,144
Li Auto, Inc. - Class A (a)	4,234	79,322
Maxscend Microelectronics Co. Ltd. - Class A	1,200	23,782
Meituan - Class B (a)(d)	408	4,300
NetEase, Inc.	1,900	35,263
PetroChina Co. Ltd. - Class H	164,000	108,110
Qifu Technology, Inc.	3,719	58,835
Shenzhen SC New Energy Technology Corp. - Class A	600	6,250
Sinopec Engineering Group Co. Ltd. - Class H	215,000	110,138
TBEA Co. Ltd. - Class A	650	1,263
Tencent Holdings Ltd.	11,180	422,389
Tencent Music Entertainment Group - ADR (a)	14,712	132,555
Tianqi Lithium Corp. - Class A	2,300	18,048
Tongcheng Travel Holdings Ltd. (a)	25,200	46,813
Tongwei Co. Ltd. - Class A	10,900	38,399
Trip.com Group Ltd. (a)	1,920	69,064
Vipshop Holdings Ltd. - ADR (a)	8,442	149,930
Weichai Power Co. Ltd. - Class H	301,000	503,604
Xiamen Faratronic Co. Ltd. - Class A	300	3,912
Yangzijiang Shipbuilding Holdings Ltd.	30,500	34,391
YongXing Special Materials Technology Co. Ltd. - Class A	900	6,611
Yuexiu Services Group Ltd.	124,500	41,023
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - Class A	2,900	17,989
		6,306,860

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Colombia — 0.0% (e)
Interconexion Electrica SA ESP	108	$432
Czech Republic — 0.0% (e)
CEZ AS	830	35,566
Denmark — 2.5%
ALK-Abello A/S (a)	8,178	122,517
AP Moller - Maersk A/S - Class A	110	195,118
Carlsberg AS - Class B	64	8,022
D/S Norden A/S	2,494	118,559
Danske Bank A/S	15,258	407,544
Dfds A/S	1,449	47,844
Genmab A/S (a)	906	288,589
H Lundbeck A/S	14,822	72,007
H Lundbeck A/S - Class A	4,773	20,292
NKT A/S (a)	420	28,839
Novo Nordisk A/S - Class B	40,668	4,206,488
Per Aarsleff Holding A/S	2,494	119,093
		5,634,912
Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	26,954	72,638
Egypt Kuwait Holding Co. SAE	43,770	55,340
Telecom Egypt Co.	26,840	31,826
		159,804
Finland — 1.0%
Incap Oyj (a)	2,110	18,086
Kemira Oyj	3,165	58,642
Nokia Oyj	352,322	1,210,441
Nordea Bank Abp	50,739	629,024
Valmet Oyj	1,223	35,281
Wartsila OYJ Abp	11,685	170,204
		2,121,678
France — 7.1%
Accor SA	24,574	939,933
Air Liquide SA	7	1,362
Amundi SA (d)	21,267	1,454,385
AXA SA	797	26,016
Bureau Veritas SA	3,911	98,845
Capgemini SE	645	134,929
Catana Group	7,520	47,705
CGG SA (a)	48,714	32,255

	Shares	Value
Cie de Saint-Gobain	1,882	$139,167
Cie Generale des Etablissements Michelin SCA	42,414	1,524,058
Covivio SA	726	39,238
Dassault Aviation SA	502	99,333
Dassault Systemes SE	5,304	259,655
Edenred	83	4,984
Elis SA	4,094	85,656
Engie SA	11,099	195,166
Equasens	255	17,267
Eurazeo SE	1,535	122,050
Hermes International	138	292,873
Jacquet Metals SACA	893	19,362
La Francaise des Jeux SAEM (d)	3,111	112,930
L’Oreal SA	2,843	1,413,552
LVMH Moet Hennessy Louis Vuitton SE	2,006	1,627,114
Mersen SA	1,384	53,818
Publicis Groupe SA	1,685	156,696
Rexel SA	51,192	1,407,137
Rubis SCA	793	19,702
Safran SA	8,503	1,499,963
Sanofi	14,448	1,432,392
Schneider Electric SE	5,220	1,051,045
SEB SA	592	73,922
Societe BIC SA	1,468	101,873
Sopra Steria Group SACA	280	61,301
Teleperformance SE	5,958	870,838
Thales SA	287	42,446
TotalEnergies SE	1,039	70,578
Verallia SA (d)	3,952	152,749
		15,682,295
Georgia — 0.0% (e)
TBC Bank Group PLC	1,222	44,052
Germany — 3.4%
Allianz SE	27	7,212
Amadeus Fire AG	961	130,477
Atoss Software AG	1,003	231,462
BASF SE	28,858	1,553,947
Bayer AG	14,071	522,368
Bayerische Motoren Werke AG	885	98,433

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Germany — 3.4% (Continued)
Cliq Digital AG	2,490	$54,688
Covestro AG (a)(d)	15,391	895,206
CTS Eventim AG & Co. KGaA	780	53,893
Daimler Truck Holding AG	34,515	1,296,124
Deutsche Rohstoff AG	1,271	45,517
Fresenius Medical Care AG	19,413	811,783
Gerresheimer AG	328	34,163
HUGO BOSS AG	1,408	104,877
Infineon Technologies AG	1,151	48,006
K+S AG	1,631	25,762
Knorr-Bremse AG	2,663	172,746
Krones AG	1,354	167,146
LEG Immobilien SE (a)	756	66,204
MBB SE	234	24,360
Mensch und Maschine Software SE	391	23,742
MTU Aero Engines AG	445	95,912
Muenchener
Rueckversicherungs-Gesellschaft AG in Muenchen	211	87,374
PVA TePla AG (a)	1,056	23,787
SAP SE	1,515	233,045
Siemens AG	2,050	384,518
SMA Solar Technology AG (a)	997	66,657
Suedzucker AG	1,711	26,809
SUESS MicroTec SE	4,914	150,302
thyssenkrupp AG	2,561	17,870
Vonovia SE	734	23,129
Wacker Neuson SE	2,204	44,436
		7,521,955
Greece — 0.1%
Aegean Airlines SA (a)	2,638	33,005
Alpha Services and Holdings SA (a)	21,828	37,032
FF Group (a)(c)	2,880	—
Hellenic Telecommunications Organization SA	2,608	37,115
Motor Oil Hellas Corinth
Refineries SA	313	8,204

	Shares	Value
National Bank of Greece SA (a)	831	$5,767
Piraeus Financial Holdings SA (a)	2,621	9,239
Public Power Corp SA (a)	785	9,659
		140,021
Hong Kong — 1.3%
AIA Group Ltd.	23,600	204,976
Brilliance China Automotive Holdings Ltd.	648,000	360,363
China Overseas Land & Investment Ltd.	441,500	782,262
China Overseas Property Holdings Ltd.	20,000	14,991
Cowell e Holdings, Inc. (a)	10,000	29,663
First Pacific Co. Ltd.	330,000	131,343
Galaxy Entertainment Group Ltd.	127,000	709,834
Geely Automobile Holdings Ltd.	18,000	19,702
Gemdale Properties & Investment Corp. Ltd.	1,008,000	36,117
Hang Lung Properties Ltd.	7,000	9,712
Hong Kong Exchanges & Clearing Ltd.	1,000	34,215
HUTCHMED China Ltd. (a)	5,000	18,334
JS Global Lifestyle Co. Ltd. (d)	235,500	46,666
Man Wah Holdings Ltd.	44,400	30,356
New World Development Co. Ltd.	2,000	3,091
Sinofert Holdings Ltd.	476,000	55,336
Skyworth Group Ltd.	84,000	32,140
Tam Jai International Co. Ltd.	115,000	18,645
The Bank of East Asia Ltd.	29,400	36,242
The United Laboratories International Holdings Ltd.	126,000	113,058
Theme International Holdings Ltd. (a)	300,000	18,561
United Energy Group Ltd.	182,000	19,855
Xinyi Glass Holdings Ltd.	51,000	57,118

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Hong Kong — 1.3% (Continued)
Yue Yuen Industrial Holdings Ltd.	22,500	$24,978
		2,807,558
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	507	4,130
OTP Bank Nyrt	11,884	541,255
		545,385
India — 2.9%
Adani Green Energy Ltd. (a)	1,483	28,361
Ajanta Pharma Ltd.	4,884	122,054
Alembic Pharmaceuticals Ltd.	2,195	20,016
Ashok Leyland Ltd.	26,427	57,612
Bajaj Auto Ltd.	763	62,244
Bank of Baroda	12,009	33,290
BEML Ltd.	2,031	68,916
Bharat Petroleum Corp. Ltd.	27,872	150,817
Birlasoft Ltd.	3,405	29,464
Britannia Industries Ltd.	283	18,141
Can Fin Homes Ltd.	2,761	25,778
Caplin Point Laboratories Ltd.	2,117	34,457
Chennai Petroleum Corp. Ltd.	4,302	35,927
CMS Info Systems Ltd.	9,571	43,940
Coal India Ltd.	32,368	145,924
Coforge Ltd.	1,111	83,666
Finolex Cables Ltd.	2,836	36,406
Fusion Micro Finance Ltd. (a)	6,150	42,513
GHCL Ltd.	6,864	47,872
Godawari Power and Ispat Ltd.	18,279	166,039
Gujarat Pipavav Port Ltd.	18,177	33,403
Gujarat State Petronet Ltd.	15,693	57,662
HCL Technologies Ltd.	12,811	225,377
Hero MotoCorp Ltd.	2,824	140,301
ICICI Bank Ltd. - ADR	55,720	1,328,365
Indian Oil Corp. Ltd.	45,120	70,242
Indo Count Industries Ltd.	6,848	25,293
Indoco Remedies Ltd.	3,538	16,775
Indraprastha Gas Ltd.	8,642	43,399

	Shares	Value
ITC Ltd.	14,278	$79,187
JSW Steel Ltd.	6,847	72,340
Kaveri Seed Co. Ltd.	8,084	59,442
Kirloskar Ferrous Industries Ltd.	4,798	31,908
Kotak Mahindra Bank Ltd.	9,489	217,423
KPIT Technologies Ltd.	915	16,619
LIC Housing Finance Ltd.	3,983	25,616
Mahindra & Mahindra Ltd.	9,586	198,953
Manappuram Finance Ltd.	23,361	48,099
Motilal Oswal Financial Services Ltd.	5,456	81,174
Narayana Hrudayalaya Ltd.	3,551	51,214
NESCO Ltd.	2,904	30,779
NMDC Steel Ltd. (a)	32,328	19,945
NTPC Ltd.	11,567	43,154
Oil & Natural Gas Corp. Ltd.	57,052	140,386
Oil India Ltd.	7,170	32,020
Petronet LNG Ltd.	25,721	68,751
Power Grid Corp of India Ltd.	13,115	37,336
PTC India Ltd.	123,062	280,782
Rainbow Children’s Medicare Ltd.	2,395	34,309
Route Mobile Ltd.	4,061	77,990
Sarda Energy & Minerals Ltd.	18,540	56,322
Shivalik Bimetal Controls Ltd.	2,999	19,804
Shriram Finance Ltd.	808	19,899
Shyam Metalics & Energy Ltd.	6,104	45,970
Siemens Ltd.	912	44,082
Sonata Software Ltd.	4,004	35,683
Sun TV Network Ltd.	3,889	33,254
Sunteck Realty Ltd.	3,225	17,231
Syngene International Ltd. (d)	10,085	84,894
Tata Communications Ltd.	5,422	115,234
Tata Consultancy Services Ltd.	7,645	348,095
Tata Motors Ltd.	20,671	193,488

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
India — 2.9% (Continued)
The Great Eastern Shipping Co. Ltd.	10,282	$120,598
The Karur Vysya Bank Ltd.	84,183	170,644
UltraTech Cement Ltd.	1,377	173,685
		6,320,564
Indonesia — 0.3%
Adaro Energy Indonesia Tbk PT	412,100	63,645
Astra International Tbk PT	332,000	121,657
Bank Central Asia Tbk PT	9,400	5,733
Bank Mandiri Persero Tbk PT	120,500	47,269
Bank Negara Indonesia Persero Tbk PT	246,300	85,835
Ciputra Development Tbk PT	689,500	52,366
Dharma Satya Nusantara Tbk PT	1,422,700	51,256
Semen Indonesia Persero Tbk PT	28,400	11,794
Summarecon Agung Tbk PT	924,100	34,600
Triputra Agro Persada PT	785,600	27,799
United Tractors Tbk PT	57,900	85,018
		586,972
Ireland — 2.6%
Accenture PLC - Class A	3,560	1,249,240
Arcadium Lithium (a)	6,922	52,877
Bank of Ireland Group PLC	49,804	451,448
Experian PLC	34,184	1,393,057
Glenveagh Properties PLC (a)(d)	34,392	46,347
ICON PLC - CDI (a)	8,250	2,335,327
James Hardie Industries PLC (a)	3,836	148,062
PDD Holdings, Inc. - ADR (a)	534	78,130
		5,754,488
Israel — 0.3%
Africa Israel Residences Ltd.	1,909	98,146
Isras Investment Co. Ltd.	878	181,783
Ituran Location and Control Ltd.	2,614	71,205
Nova Ltd. (a)	759	104,279

	Shares	Value
Perion Network Ltd. (a)	1,120	$34,574
		489,987
Italy — 2.5%
Anima Holding SpA (d)	10,594	46,862
Assicurazioni Generali SpA	7,971	168,150
Azimut Holding SpA	1,311	34,276
Banca Monte dei Paschi di Siena SpA (a)	12,252	41,346
Banco BPM SpA	28,895	152,567
Brunello Cucinelli SpA	274	26,884
Buzzi SpA	2,400	72,985
Carel Industries SpA (d)	1,282	35,194
Danieli & C Officine Meccaniche SpA	1,380	33,074
Enel SpA	119,693	890,894
Ferrari NV	7,582	2,555,430
Fincantieri SpA (a)	77,007	47,430
Intesa Sanpaolo SpA	171,166	499,653
Iren SpA	11,747	25,601
Iveco Group NV (a)	11,472	103,334
Leonardo SpA	3,071	50,666
OVS SpA (d)	17,342	43,491
Reply SpA	388	51,273
Sanlorenzo SpA	899	42,034
Sesa SpA	150	20,420
SOL SpA	2,175	66,827
UniCredit SpA	9,615	260,833
Webuild SpA	83,891	169,258
		5,438,482
Japan — 10.0%
Abalance Corp.	1,200	27,809
Advantest Corp.	31,400	1,081,243
Aeon Co. Ltd.	3,500	78,089
ANA Holdings, Inc. (a)	3,100	67,178
Anycolor, Inc. (a)	1,400	30,728
AOKI Holdings, Inc.	14,400	116,311
Aoyama Trading Co. Ltd.	10,400	108,965
Argo Graphics, Inc.	1,700	44,012
Astellas Pharma, Inc.	2,400	28,776
Avex, Inc.	9,100	88,124
Bell System24 Holdings, Inc.	3,300	40,920
Canon, Inc.	18,700	479,311
Chiyoda Corp. (a)	35,300	85,139

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Japan — 10.0% (Continued)
Chubu Electric Power Co., Inc.	14,900	$192,255
Concordia Financial Group Ltd.	600	2,737
CRE Logistics REIT, Inc.	51	56,113
Credit Saison Co. Ltd.	1,600	29,359
Daihatsu Diesel
Manufacturing Co. Ltd.	21,300	148,428
Dai-ichi Life Holdings, Inc.	1,100	23,353
Disco Corp.	200	49,215
DMG Mori Co. Ltd.	3,400	64,858
Doutor Nichires Holdings Co. Ltd.	1,000	15,420
Eiken Chemical Co. Ltd.	11,600	140,705
ENEOS Holdings, Inc.	16,400	64,929
Fast Retailing Co. Ltd.	200	49,587
Ferrotec Holdings Corp.	3,800	71,371
FreakOut Holdings, Inc. (a)	4,500	27,624
Fukuoka Financial Group, Inc.	16,300	384,064
GS Yuasa Corp.	5,200	72,962
Hanwa Co. Ltd.	1,200	42,392
Heiwa Corp.	7,800	115,924
Hisamitsu Pharmaceutical Co., Inc.	900	27,479
Hitachi Zosen Corp.	11,700	77,562
Hokko Chemical Industry Co. Ltd.	2,900	22,037
Honda Motor Co. Ltd.	60,600	626,420
Horiba Ltd.	1,700	132,458
HS Holdings Co. Ltd.	9,000	64,318
Idemitsu Kosan Co. Ltd.	5,000	27,232
Inpex Corp.	5,500	74,132
Insource Co. Ltd.	3,100	19,363
ISB Corp.	3,600	37,391
Isetan Mitsukoshi Holdings Ltd.	2,800	30,397
Ishizuka Glass Co. Ltd.	1,100	26,241
Isuzu Motors Ltd.	21,200	271,982
J Trust Co. Ltd.	14,600	47,408
Japan Airlines Co. Ltd.	1,000	19,696
Japan Metropolitan Fund Invest	35	25,266

	Shares	Value
Japan Post Bank Co. Ltd.	14,300	$145,570
Japan Post Holdings Co. Ltd.	14,400	128,512
Japan Tobacco, Inc. (f)	5,000	129,064
JFE Holdings, Inc.	6,600	102,030
Juroku Financial Group, Inc.	2,500	65,817
KDDI Corp.	500	15,874
Keyence Corp.	2,880	1,262,429
Komatsu Ltd.	39,300	1,023,844
Koshidaka Holdings Co. Ltd.	2,700	20,784
Kumiai Chemical Industry Co. Ltd.	4,300	24,573
Kurabo Industries Ltd.	1,100	22,584
Lasertec Corp.	1,300	339,748
Macnica Holdings, Inc.	2,300	120,708
Marubeni Corp.	10,400	163,644
Maruzen Showa Unyu Co. Ltd.	2,300	63,656
Matsuda Sangyo Co. Ltd.	7,700	130,631
Mazda Motor Corp.	22,500	238,665
MCJ Co. Ltd.	6,900	53,604
Megmilk Snow Brand Co. Ltd.	12,700	190,220
MINEBEA MITSUMI, Inc.	42,800	875,628
Miroku Jyoho Service Co. Ltd.	6,300	78,250
Mitsubishi Corp.	7,800	124,235
Mitsubishi Electric Corp.	4,100	57,878
Mitsubishi Motors Corp.	62,800	199,027
Mitsubishi Shokuhin Co. Ltd.	6,700	227,665
Mitsubishi UFJ Financial
Group, Inc.	20,100	172,975
Mitsui & Co. Ltd.	1,400	52,163
Mitsui Matsushima
Holdings Co. Ltd.	3,200	59,772
Mizuho Financial Group, Inc.	22,400	383,112
MS&AD Insurance Group Holdings, Inc.	2,500	98,112
MTG Co. Ltd.	4,300	44,548

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Japan — 10.0% (Continued)
Namura Shipbuilding Co. Ltd.	3,500	$31,323
NEC Corp.	5,000	295,044
NET One Systems Co. Ltd.	4,300	73,308
Nexon Co. Ltd.	6,700	121,680
NGK Insulators Ltd.	3,000	35,748
Nikkiso Co. Ltd.	4,300	31,359
NIPPON EXPRESS HOLDINGS, Inc.	1,100	62,419
Nippon Paper Industries Co. Ltd. (a)	2,300	20,573
Nippon Sanso Holdings Corp.	2,600	69,334
Nippon Shinyaku Co. Ltd.	1,900	67,186
Nippon Yusen KK	3,000	92,976
Nipro Corp.	4,500	35,274
Nishi-Nippon Railroad Co. Ltd.	6,500	110,015
Nissan Motor Co. Ltd.	21,700	84,706
Nissui Corp.	19,600	105,544
Nitto Denko Corp.	700	52,188
NS United Kaiun Kaisha Ltd.	1,600	54,327
NTN Corp.	72,600	133,378
NTT UD REIT Investment Corp.	47	41,503
OKUMA Corp.	1,000	42,965
Olympus Corp.	25,200	363,675
Ono Pharmaceutical Co. Ltd.	14,100	251,846
Optorun Co. Ltd.	2,500	28,757
Oriental Shiraishi Corp	53,200	128,129
Otsuka Corp.	400	16,451
Outsourcing, Inc. (a)	2,500	30,734
Pacific Industrial Co. Ltd.	2,200	19,987
Pressance Corp.	12,500	140,882
Prestige International, Inc.	9,400	39,891
Recruit Holdings Co. Ltd.	6,700	286,045
Renesas Electronics Corp. (a)	11,400	204,596
Resona Holdings, Inc.	138,900	703,435
Round One Corp.	20,600	81,225
Sakata INX Corp.	18,200	174,759

	Shares	Value
San ju San Financial Group, Inc.	3,900	$50,102
San-Ai Obbli Co. Ltd.	1,900	21,587
Sanko Gosei Ltd.	8,000	27,913
Sanyo Shokai Ltd.	3,700	62,061
SCREEN Holdings Co. Ltd.	1,000	84,057
SCSK Corp.	5,500	108,891
Seven & I Holdings Co. Ltd.	200	7,921
Shibaura Machine Co. Ltd.	2,700	66,014
Shionogi & Co. Ltd.	7,700	370,720
Siix Corp.	7,600	78,562
SoftBank Corp.	7,600	94,717
SOSiLA Logistics REIT, Inc.	30	25,517
Starts Proceed Investment Corp.	22	31,339
Subaru Corp.	35,000	638,707
Sumitomo Corp.	12,300	268,293
Sumitomo Mitsui Financial Group, Inc.	8,900	433,520
Sun Frontier Fudousan Co. Ltd.	9,100	105,117
T&D Holdings, Inc.	3,600	57,133
Takara Holdings, Inc.	8,800	77,121
Takasago International Corp.	2,200	54,362
Takeda Pharmaceutical Co. Ltd.	7,800	223,917
TDK Corp.	5,600	265,462
Tess Holdings Co. Ltd.	6,400	19,753
The 77 Bank Ltd.	2,200	54,099
The Bank of Iwate Ltd.	1,400	24,789
The Hyakugo Bank Ltd.	24,600	92,806
The Oita Bank Ltd.	2,400	42,728
The Shiga Bank Ltd.	1,800	44,480
Toho Gas Co. Ltd.	9,700	202,339
Tokai Carbon Co. Ltd.	14,400	104,476
Tokyo Gas Co. Ltd.	10,900	249,875
Tokyo Steel Manufacturing Co. Ltd.	9,200	112,520
Tokyotokeiba Co. Ltd.	1,000	31,376
Tokyu Fudosan Holdings Corp.	16,900	107,572
Tokyu REIT, Inc.	255	307,579
TOMONY Holdings, Inc.	14,700	40,770

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Japan — 10.0% (Continued)
Toray Industries, Inc.	114,900	$598,053
Tosoh Corp.	2,800	35,686
Toyo Engineering Corp. (a)	10,800	60,337
Toyota Boshoku Corp.	1,300	20,550
Toyota Motor Corp.	9,800	179,896
Toyota Tsusho Corp.	1,500	87,879
Traders Holdings Co. Ltd.	5,800	21,913
United Arrows Ltd.	1,600	21,383
Universal Entertainment Corp.	9,200	149,553
UT Group Co. Ltd. (a)	1,300	22,442
Valor Holdings Co. Ltd.	2,300	39,745
WingArc1st, Inc.	1,300	28,258
W-Scope Corp. (a)	3,100	19,604
Xebio Holdings Co. Ltd.	7,200	48,749
Yorozu Corp.	3,100	18,173
ZERIA Pharmaceutical Co. Ltd.	8,400	120,143
		22,064,426
Jersey — 0.0% (e)
Centamin PLC	31,921	40,658
Luxembourg — 0.6%
ArcelorMittal SA	40,748	1,155,585
Tenaris SA	6,166	107,210
		1,262,795
Malaysia — 0.2%
Bumi Armada Bhd (a)	620,100	66,687
CIMB Group Holdings Bhd	3,500	4,454
Eco World Development Group Bhd	84,300	19,241
Frencken Group Ltd.	33,700	34,312
Genting Bhd	2,700	2,712
MISC Bhd	46,200	73,246
My EG Services Bhd	121,900	21,599
Sime Darby Bhd	8,500	4,344
Sime Darby Property Bhd	634,100	86,154
SP Setia Bhd Group	313,100	54,442
UMW Holdings Bhd	43,600	47,240
		414,431
Mauritius — 0.0% (e)
Capital Ltd.	66,982	76,782

	Shares	Value
Mexico — 0.3%
Arca Continental SAB de CV	17,400	$190,262
Cemex SAB de CV (a)	74,100	57,645
Coca-Cola Femsa SAB de CV	3,810	36,175
FIBRA Macquarie Mexico (d)	25,200	49,358
Fibra Uno Administracion SA de CV	70,400	126,447
Fomento Economico Mexicano SAB de CV	2,600	33,908
GCC SAB de CV	4,800	56,797
Grupo Financiero Banorte SAB de CV	6,300	63,479
Grupo Mexico SAB de CV - Class B	700	3,891
Promotora y Operadora de Infraestructura SAB de CV	8,555	92,326
Wal-Mart de Mexico SAB de CV	7,500	31,531
		741,819
Netherlands — 4.9%
Adyen NV (a)(d)	1,550	1,998,126
ASM International NV	3,360	1,749,688
ASML Holding NV	1,375	1,038,141
ASML Holding NV - ADR	2,000	1,513,840
BE Semiconductor Industries NV	285	42,946
Eurocommercial Properties NV	2,013	49,557
Heijmans NV - CVA	3,037	40,809
ING Groep NV	88,348	1,322,584
Koninklijke Philips NV (a)	46,548	1,087,087
NN Group NV	3,993	157,964
Prosus NV	795	23,705
Randstad NV	25,240	1,582,006
Signify NV (d)	1,617	54,169
Wereldhave NV	3,489	55,813
Wolters Kluwer NV	916	130,167
		10,846,602
New Zealand — 0.0% (e)
Air New Zealand Ltd.	92,335	37,057

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
New Zealand — 0.0% (e) (Continued)
Summerset Group Holdings Ltd.	2,666	$17,273
		54,330
Norway — 0.4%
Aker BP ASA	13	378
Austevoll Seafood ASA	4,310	31,435
BW Offshore Ltd.	12,407	27,397
DNB Bank ASA	18,767	398,699
Gjensidige Forsikring ASA	466	8,595
Hoegh Autoliners ASA	14,519	131,835
Kongsberg Gruppen ASA	96	4,394
MPC Container Ships ASA	15,021	19,701
Norske Skog ASA (d)	12,173	49,530
Protector Forsikring ASA	1,260	22,298
Rana Gruber ASA	10,876	85,449
Wallenius Wilhelmsen ASA	10,315	90,287
		869,998
Peru — 0.0% (e)
Cia de Minas Buenaventura SAA - ADR	247	3,764
Credicorp Ltd.	42	6,297
		10,061
Philippines — 0.2%
BDO Unibank, Inc.	58,792	138,402
Bloomberry Resorts Corp. (a)	492,900	87,559
Century Pacific Food, Inc.	61,200	34,207
Megaworld Corp.	526,000	18,717
Metropolitan Bank & Trust Co.	9,870	9,140
Robinsons Land Corp.	260,500	74,964
		362,989
Poland — 0.2%
Bank Polska Kasa Opieki SA	1,488	57,489
CD Projekt SA	517	15,113
Cyfrowy Polsat SA (a)	9,097	28,502
LPP SA	2	8,228
PGE Polska Grupa Energetyczna SA (a)	9,337	20,593
Powszechna Kasa Oszczednosci Bank Polski SA (a)	2,656	33,958

	Shares	Value
Powszechny Zaklad Ubezpieczen SA	6,900	$82,883
Santander Bank Polska SA	7	871
Tauron Polska Energia SA (a)	104,819	99,474
		347,111
Portugal — 0.1%
Banco Comercial Portugues SA - Class R (a)	252,997	76,646
Sonae SGPS SA	94,659	94,547
		171,193
Russia — 0.0% (e)
Novolipetsk Steel PJSC (a) (b)(c)	46,050	—
PhosAgro PJSC - GDR (a) (b)(c)	5,089	—
Sberbank of Russia PJSC (b)(c)	29,200	—
Severstal PAO (a)(b)(c)	608	—
Surgutneftegas PJSC (b)(c)	168,940	—
Tatneft PJSC (b)(c)	19,624	—
		—
Saudi Arabia — 0.1%
Arab National Bank	23,753	160,612
Bawan Co.	1,821	21,753
Etihad Etisalat Co.	3,280	43,206
National Medical Care Co.	821	38,175
Saudi Chemical Co. Holding	30,845	35,196
Saudi Telecom Co.	2,993	32,275
The Saudi Investment Bank	2,938	12,455
		343,672
Singapore — 0.4%
AIMS APAC REIT	20,400	20,139
Best World International Ltd. (a)	14,200	18,490
DBS Group Holdings Ltd.	15,000	378,971
First Resources Ltd.	26,700	28,904
Jardine Cycle & Carriage Ltd.	400	8,993
Mapletree Pan Asia
Commercial Trust	38,800	45,978
Oversea-Chinese Banking Corp. Ltd.	18,200	178,770
Singapore Airlines Ltd.	34,700	171,973

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Singapore — 0.4% (Continued)
UMS Holdings Ltd.	19,500	$19,750
United Overseas Bank Ltd.	1,600	34,436
		906,404
South Africa — 0.4%
DRDGOLD Ltd. - ADR	2,513	19,978
Fortress Real Estate Investments Ltd. (a)	43,064	32,493
Fortress Real Estate Investments Ltd. - Class B (a)	166,666	64,705
Gold Fields Ltd.	6,286	92,332
Harmony Gold Mining Co. Ltd.	10,230	67,236
Impala Platinum Holdings Ltd.	5,509	27,520
Investec PLC	27,052	182,623
JSE Ltd.	4,150	20,947
Momentum Metropolitan Holdings	171,475	204,640
MTN Group Ltd.	2,449	15,447
Northam Platinum Holdings Ltd.	656	5,032
Old Mutual Ltd.	101,562	72,611
Reunert Ltd.	6,086	19,935
Sappi Ltd.	9,664	23,296
Vukile Property Fund Ltd.	22,904	17,650
		866,445
South Korea — 2.2%
AfreecaTV Co. Ltd.	477	31,604
Asia Paper Manufacturing Co. Ltd.	728	23,299
Asiana Airlines. Inc. (a)	3,522	30,477
BNK Financial Group, Inc.	8,451	46,763
Chong Kun Dang Pharmaceutical Corp.	349	35,330
CJ Logistics Corp.	348	34,295
DB HiTek Co. Ltd.	1,528	69,198
DB Insurance Co. Ltd.	2,234	144,898
DGB Financial Group, Inc.	4,019	26,449
Dongjin Semichem Co. Ltd. (a)	1,841	55,033
Eo Technics Co. Ltd.	237	27,966
F&F Holdings Co. Ltd.	995	12,060

	Shares	Value
Hankook Tire & Technology Co. Ltd.	2,728	$95,859
Hanmi Pharm Co. Ltd. (a)	236	64,410
Hanwha Aerospace Co. Ltd.	901	86,758
Hanwha Life Insurance Co. Ltd. (a)	33,298	73,002
HD Hyundai Infracore Co. Ltd. (a)	5,084	31,914
HMM Co. Ltd.	8,558	129,888
Humedix Co. Ltd.	1,909	49,901
Hyundai Marine & Fire Insurance Co. Ltd.	2,394	57,506
Hyundai Motor Co.	1,031	162,460
JB Financial Group Co. Ltd.	20,466	180,508
Jeisys Medical, Inc. (a)	12,419	100,749
JYP Entertainment Corp.	941	73,715
KakaoBank Corp.	6,126	134,806
KB Financial Group, Inc.	6,530	273,120
KCC Corp.	440	77,924
Kia Corp.	6,068	469,913
KIWOOM Securities Co. Ltd.	1,905	146,456
KoMiCo Ltd. (a)	1,190	59,371
Korea Electric Terminal Co. Ltd.	404	23,487
Korea Investment Holdings Co. Ltd.	1,417	67,204
Korean Air Lines Co. Ltd.	6,436	119,152
KT&G Corp.	524	35,314
Kyung Dong Navien Co. Ltd.	2,091	76,483
LF Corp.	2,819	29,012
LG Uplus Corp.	2,552	20,260
LIG Nex1 Co. Ltd.	351	35,429
Meritz Financial Group, Inc.	1,032	47,288
Mgame Corp.	6,202	29,775
NH Investment & Securities Co. Ltd.	5,400	43,221
OCI Co. Ltd. (a)	72	6,202
OCI Holdings Co. Ltd. (a)	877	72,046
Orion Corp.	81	7,262
Paik Kwang Industrial Co. Ltd. (b)(c)	5,691	33,358
Samsung C&T Corp.	290	29,126

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
South Korea — 2.2% (Continued)
Samsung Card Co. Ltd.	875	$21,966
Samsung Electronics Co. Ltd.	10,649	647,671
Samsung Securities Co. Ltd. (a)	2,129	63,475
Shinhan Financial Group Co. Ltd.	19,280	599,186
SL Corp.	1,921	53,023
Youngone Corp.	753	26,576
		4,892,148
Spain — 1.0%
Acciona SA	399	58,927
Banco Bilbao Vizcaya Argentaria SA	3,804	34,659
Banco de Sabadell SA	53,294	65,487
CaixaBank SA	203,123	835,828
Endesa SA	855	17,432
Gestamp Automocion SA (d)	13,099	50,782
Grifols SA (a)	2,059	35,290
Iberdrola SA	41,664	544,885
Industria de Diseno Textil SA	8,363	364,763
Laboratorios Farmaceuticos Rovi SA	1,483	98,769
Prosegur Cia de Seguridad SA	9,848	19,141
		2,125,963
Sweden — 2.3%
Assa Abloy AB - Class B	9,109	262,425
Atlas Copco AB - Class A	59,629	1,026,793
Atlas Copco AB - Class B	30,868	457,608
Betsson AB - Class B	13,745	147,853
BioGaia AB - Class B	1,709	17,092
Camurus AB (a)	4,791	255,605
Castellum AB (a)	7,891	112,818
Evolution AB (d)	12,130	1,451,800
Fortnox AB	14,069	84,577
G5 Entertainment AB	1,113	17,236
Hemnet Group AB	5,512	131,972
HMS Networks AB	922	45,647
Hoist Finance AB (a)(d)	7,368	27,155
Inwido AB	2,126	28,599

	Shares	Value
LIFCO AB (a)	1,616	$39,728
Loomis AB	847	22,566
Modern Times Group MTG AB - Class B (a)	6,731	57,702
NCAB Group AB	6,877	50,066
Nordic Waterproofing
Holding AB	2,182	35,579
Nyfosa AB	5,550	53,119
Sectra AB - Class B	2,874	51,644
Skandinaviska Enskilda Banken AB - Class A	15,577	214,421
SkiStar AB	1,675	19,918
Sweco AB (a)	2,862	38,346
The Thule Group AB (d)	711	19,455
Transtema Group AB (a)	10,415	15,832
Trelleborg AB - Class B	3,930	131,659
Volvo AB - Class A	7,279	192,768
Volvo AB - Class B	2,134	55,475
Volvo Car AB - Class B (a)	3,308	10,706
		5,076,164
Switzerland — 4.4%
ABB Ltd.	13	578
Autoneum Holding AG (a)	161	26,146
Basilea Pharmaceutica AG (a)	1,769	74,256
Belimo Holding AG (a)	59	32,546
Coca-Cola HBC AG	7,901	231,923
dormakaba Holding AG	61	32,963
Ferrexpo PLC (a)	7,905	9,095
Georg Fischer AG	576	41,929
Glencore PLC	4,334	26,001
Inficon Holding AG	166	238,343
IWG PLC (a)	12,428	29,903
Julius Baer Group Ltd.	15,778	886,567
LEM Holding SA	42	103,735
Logitech International SA	4,233	401,713
Nestle SA	14,392	1,665,692
Novartis AG	7,933	800,991
Partners Group Holding AG	78	112,770
Roche Holding AG	6,018	1,744,210
SFS Group AG	272	33,758
Sika AG	310	101,288
Swiss Prime Site AG	47	5,028
Swiss Re AG	4,966	558,540

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Switzerland — 4.4% (Continued)
Swissquote Group Holding SA	137	$33,410
Temenos AG	1,660	154,916
UBS Group AG	72,818	2,261,637
Vetropack Holding AG	554	25,806
		9,633,744
Taiwan — 3.3%
Accton Technology Corp.	14,000	237,222
Adlink Technology, Inc.	16,000	32,186
Advanced International Multitech Co. Ltd.	13,000	30,740
Advantech Co. Ltd.	6,599	79,807
Ardentec Corp.	60,000	144,406
Asia Vital Components Co. Ltd.	3,000	32,639
Asustek Computer, Inc.	12,000	190,842
Cheng Shin Rubber Industry Co. Ltd.	26,000	37,974
Chicony Power Technology Co. Ltd.	49,000	231,800
China Man-Made Fiber Corp. (a)	246,000	65,409
Chroma ATE, Inc.	5,000	34,619
Compal Electronics, Inc.	108,000	140,419
CTBC Financial Holding Co. Ltd.	109,000	100,531
Delta Electronics, Inc.	2,000	20,369
Depo Auto Parts Ind Co. Ltd.	40,000	191,278
Elitegroup Computer Systems Co. Ltd.	26,000	26,644
Eva Airways Corp.	64,000	65,465
Far Eastern Department Stores Ltd.	279,000	224,851
Far EasTone Telecommunications Co. Ltd.	23,000	59,746
Fitipower Integrated Technology, Inc.	5,200	43,472
Formosa Advanced Technologies Co. Ltd.	39,000	49,537
Getac Holdings Corp.	78,000	281,398
Global Brands Manufacture Ltd.	45,000	94,274

	Shares	Value
Globalwafers Co. Ltd.	1,000	$19,078
Hon Hai Precision Industry Co. Ltd.	373,961	1,271,958
Innodisk Corp.	2,040	20,639
International Games System Co. Ltd.	4,000	94,276
ITE Technology, Inc.	22,000	107,567
King Yuan Electronics Co. Ltd.	26,000	71,653
L&K Engineering Co. Ltd.	17,000	93,807
Liton Technology Corp.	28,366	34,050
Lotes Co. Ltd.	4,000	138,944
Makalot Industrial Co. Ltd.	2,000	23,048
MediaTek, Inc.	6,000	197,614
Merry Electronics Co. Ltd.	16,000	56,958
Micro-Star International Co. Ltd.	24,000	159,056
Nan Pao Resins Chemical Co. Ltd.	20,000	182,646
Novatek Microelectronics Corp.	1,000	16,818
Pan German Universal Motors Ltd.	2,000	19,516
Sanyang Motor Co. Ltd.	14,000	32,506
Sitronix Technology Corp.	3,000	27,119
TaiDoc Technology Corp.	7,000	37,590
Taiwan Semiconductor Manufacturing Co. Ltd.	95,600	1,839,868
The Shanghai Commercial & Savings Bank Ltd.	140,000	213,212
Topkey Corp.	3,000	17,484
United Integrated Services Co. Ltd.	5,000	43,020
United Microelectronics Corp.	3,000	5,101
Wan Hai Lines Ltd.	25,000	44,741
		7,183,897
Thailand — 0.4%
Amata Corp. PCL	51,100	39,968
Ichitan Group PCL	301,700	138,604
Krung Thai Bank PCL - NVDR	62,700	33,781
MC Group PCL	52,763	20,405
Ngern Tid Lor PCL (a)	53,900	35,435

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
COMMON STOCKS — 81.4% (Continued)
Thailand — 0.4% (Continued)
PTT Exploration & Production PCL - NVDR	50,600	$220,115
R&B Food Supply PCL	117,035	50,002
Sappe PCL	24,500	61,999
SCB X PCL	135,300	414,234
		1,014,543
Turkey — 0.3%
Akbank TAS	221,554	274,873
BIM Birlesik Magazalar AS	644	6,572
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	129,195	30,162
Haci Omer Sabanci Holding AS	12,015	24,637
Migros Ticaret AS	8,495	96,476
MLP Saglik Hizmetleri AS (a)(d)	6,104	30,829
Sok Marketler Ticaret AS	27,999	51,166
Torunlar Gayrimenkul Yatirim Ortakligi AS	18,873	20,322
Turkcell Iletisim Hizmetleri AS	47,020	89,539
Turkiye Is Bankasi AS - Class C	6,921	5,494
Turkiye Petrol Rafinerileri AS	8,127	39,440
		669,510
United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	150,427	375,943
Abu Dhabi Islamic Bank PJSC	52,430	144,467
Emirates NBD Bank PJSC	28,106	132,470
Orascom Construction PLC	6,316	37,117
		689,997
United States — 2.2%
Aon PLC - Class A	5,450	1,586,059
Brookfield Renewable Corp. - Class A	500	14,392
EPAM Systems, Inc. (a)	2,870	853,366
Linde PLC	2,670	1,096,596
Primo Water Corp.	3,090	46,547
Southern Copper Corp.	698	60,077

	Shares	Value
STERIS PLC	5,850	$1,286,122
		4,943,159
Uruguay — 1.0%
MercadoLibre, Inc. (a)	1,450	2,278,733

Vietnam — 0.2%
Vietnam Dairy Products JSC	149,900	417,022

Total Common Stocks
(Cost $147,308,629)		180,078,908

PREFERRED STOCKS — 1.0%
Brazil — 0.5%
Azul SA (a)	7,400	24,405
Cia de Saneamento do Parana	211,600	255,701
Cia Energetica de Minas Gerais	104,900	246,183
Itau Unibanco Holding SA	51,921	362,771
Metalurgica Gerdau SA	17,000	37,971
Petroleo Brasileiro SA	19,200	147,510
		1,074,541
Colombia — 0.0% (e)
Bancolombia SA	2,997	23,139
Germany — 0.4%
Bayerische Motoren Werke AG	1,812	179,955
Draegerwerk AG & Co KGaA	350	20,018
Schaeffler AG	10,882	67,193
Volkswagen AG	5,940	733,215
		1,000,381
Russia — 0.0% (e)
Surgutneftegas PJSC (b)(c)	270,800	—
South Korea — 0.1%
Hyundai Motor Co.	1,280	113,309
Hyundai Motor Co.	792	69,688
		182,997
Total Preferred Stocks
(Cost $2,891,954)		2,281,058

	Par Value
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Notes — 0.4%
0.250%, due 06/15/24	$110,000	107,559
0.750%, due 11/15/24	26,400	25,476

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Notes — 0.4%
0.250%, due 10/31/25	$26,000	$24,152
4.875%, due 11/30/25	73,200	73,966
4.250%, due 12/31/25	31,000	31,000
4.125%, due 06/15/26	53,700	53,700
0.875%, due 09/30/26	103,800	95,366
1.250%, due 11/30/26	8,800	8,137
4.375%, due 12/15/26	103,700	104,770
1.500%, due 01/31/27	8,300	7,706
2.750%, due 04/30/27	400	385
3.250%, due 06/30/27	1,100	1,075
4.375%, due 11/30/28	130,100	133,210
1.625%, due 05/15/31	126,700	108,804
2.750%, due 08/15/32	8,100	7,429
4.125%, due 11/15/32	62,200	63,318
4.500%, due 11/15/33	77,400	81,391
Total U.S. Treasury Obligations
(Cost $949,193)		927,444

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates Series K-1501, 0.362%, due 04/25/30, Callable: 02/25/30 (g)	2,632,299	47,085
Series K-110, 1.696%, due 04/25/30, Callable: 02/25/30 (g)	496,651	40,127
Series K-118, 0.957%, due 09/25/30, Callable: 06/25/30 (g)	992,402	49,549
Total Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $100,369)		136,761

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.6%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 7.726%, due 04/15/34 (1 Month SOFR Rate + 2.364%) (d)(h)	200,000	153,499

	Par Value	Value
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 6.281%, due 03/15/37 (1 Month SOFR Rate + 0.919%) (d)(h)	$200,000	$185,498
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 6.726%, due 06/15/36, Callable: 06/15/24 (1 Month SOFR Rate + 1.364%) (d)(h)	100,000	89,756
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.876%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (d)(h)	70,000	68,796
BX Trust 2022-LBA6
Series 2022-LBA6, 6.362%, due 01/15/39 (1 Month SOFR Rate + 1.000%) (d)(h)	200,000	196,499
BX Trust 2022-PSB
Series 2022-PSB, 7.813%, due 08/15/39 (1 Month SOFR Rate + 2.451%) (d)(h)	177,154	176,988
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 01/25/24 (d)(g)	218,742	169,886
DTP Commercial Mortgage Trust 2023-STE2
Series A, 6.038%, due 01/15/41 (d)(g)	100,000	98,448
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 6.710%, due 12/15/36 (1 Month SOFR Rate + 1.148%) (d)(h)	106,000	105,602
GS Mortgage Securities Corp II
Series C, 5.505%, due 09/10/38 (d)(g)	150,000	146,038
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.513%, due 10/15/31 (1 Month SOFR Rate + 1.143%) (d)(h)	131,604	119,824

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.6% (Conitnued)
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (d)	$200,000	$144,878
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (d)	143,804	139,593
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 05/25/35 (d)(g)	53,565	47,758
JP Morgan Mortage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 03/25/34 (d)(g)	104,484	92,820
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 01/25/24 (d)(g)	9,670	8,979
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 03/25/31 (d)(g)	103,572	91,918
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 09/25/34 (d)(g)	67,021	58,377
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 11/25/52, Callable: 10/25/49 (d)(g)	182,441	155,445
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 08/25/49 (d)(g)	87,018	84,737
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 01/25/24 (d)(g)	52,700	47,970
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.883%, due 11/15/49, Callable: 11/15/26 (g)	200,000	135,240

	Par Value	Value
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 01/25/49 (d)(g)	$200,000	$115,662
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50, Callable: 06/25/45 (d)(g)	63,940	55,091
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43, Callable: 03/25/28 (g)	76,420	64,839
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 04/25/25 (d)(g)	1,266	1,240
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49, Callable: 01/25/35 (d)(g)	5,606	5,253
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 12/25/46 (d)(g)	200,000	143,209
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (d)	220,000	182,366
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 6.676%, due 05/15/31 (1 Month SOFR Rate + 1.314%) (d)(h)	100,000	97,058
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/39 (d)(g)	91,706	78,857
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47, Callable: 08/15/24 (g)	207,000	184,235
Total Non-Agency Mortgage-Backed Obligations
(Cost $3,968,620)		3,446,359

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.299%, due 12/15/53 (g)	$964,916	$61,161
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.765%, due 09/15/53, Callable: 10/15/30 (g)	989,718	65,985
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.705%, due 09/15/53, Callable: 06/15/30 (g)	784,463	43,567
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips
(Cost $271,702)		170,713

ASSET-BACKED SECURITIES — 1.7%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	68,339	63,010
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 01/15/28	6,002	5,612
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 06/15/28	26,306	23,938
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 12/18/25	100,000	93,635
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 01/20/24 (d)	78,333	69,539
Carmax Auto Owner Trust 2023-3
Series B, 5.470%, due 02/15/29, Callable: 02/15/27	150,000	149,899
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (d)	62,860	55,479

	Par Value	Value
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 02/15/27	$300,000	$298,394
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34	183,029	153,086
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 12/16/26	200,000	198,506
Harley-Davidson Motorcycle Trust 2023-B
Series A-4, 5.780%, due 04/15/31, Callable: 03/15/27	150,000	154,405
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (d)	100,000	100,185
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (d)	127,763	113,810
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47, Callable: 12/20/36 (d)	186,914	148,276
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (d)	58,808	58,440
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/34 (d)	75,133	62,350
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 02/20/30 (d)	255,631	236,562
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69, Callable: 08/15/27 (d)	90,596	80,779

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.7% (Continued)
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 05/15/28 (d)	$56,344	$49,382
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 10/15/71, Callable: 10/15/32 (d)	185,145	186,366
OneMain Financial Issuance Trust 2023-1
Series A, 5.500%, due 06/14/38, Callable: 06/14/28 (d)	150,000	151,545
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (d)	200,000	189,741
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (d)	100,000	98,488
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 12/15/25 (d)	150,000	141,440
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 06/15/25	13,395	13,342
Santander Drive Auto Receivables Trust 2023-6
Series A-3, 5.930%, due 07/17/28, Callable: 06/15/28	200,000	202,975
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54, Callable: Currently (d)	173,959	158,163
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 07/15/25 (d)	37,471	37,414
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 10/25/25 (d)	38,212	37,302
Sunnova Helios IV Issuer LLC

	Par Value	Value
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (d)	$210,347	$192,827
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)	174,101	145,984
Total Asset-Backed Securities
(Cost $3,894,572)		3,670,874

COLLATERALIZED LOAN OBLIGATIONS — 2.0%
AB BSL CLO 4 Ltd.
Series 2023-4, 7.416%, due 04/20/36, Callable: 04/20/25 (3 Month SOFR Rate + 2.000%) (d)(h)	250,000	250,864
Apidos CLO XXIII
Series XXIII, 6.875%, due 04/15/33, Callable: 01/15/24 (3 Month SOFR Rate + 1.482%) (d)(h)	400,000	399,168
Arbor Realty Commercial Real Estate Notes 2021- FL2 Ltd.
Series B, 7.076%, due 05/15/36, Callable: 01/15/24 (1 Month SOFR Rate + 1.714%) (d)(h)	450,000	435,743
Betony CLO 2 Ltd.
Series 2018, 6.732%, due 04/30/31, Callable: 01/30/24 (3 Month SOFR Rate + 1.342%) (d)(h)	234,564	234,632
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 6.795%, due 04/15/34, Callable: 01/15/24 (3 Month SOFR Rate + 1.402%) (d)(h)	250,000	249,501
Madison Park Funding XXI Ltd.
Series FLT, 7.055%, due 10/15/32, Callable: 01/15/24 (3 Month SOFR Rate + 1.662%) (d)(h)	250,000	249,452
Marble Point CLO XIV Ltd.
Series FLT, 6.957%, due 01/20/32, Callable: 01/20/24 (3 Month SOFR Rate + 1.542%) (d)(h)	490,000	489,734

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.0% (Continued)
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.523%, due 10/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 2.164%) (b)(d)(h)	$200,000	$188,020
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.656%, due 01/20/35, Callable: 01/20/24 (3 Month SOFR Rate + 1.240%) (d)(h)	250,000	249,008
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.784%, due 04/22/30, Callable: 01/22/24 (3 Month SOFR Rate + 1.372%) (d)(h)	250,000	249,276
Octagon Investment Partners 48 Ltd.
Series A-R, 6.827%, due 10/20/34, Callable: 01/20/24 (3 Month SOFR Rate + 1.412%) (d)(h)	400,000	399,984
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.789%, due 11/14/34, Callable: 02/14/24 (3 Month SOFR Rate + 1.412%) (d)(h)	250,000	249,989
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 7.220%, due 04/25/38, Callable: 04/25/24 (1 Month SOFR Rate + 1.864%) (d)(h)	400,000	394,541
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 6.675%, due 10/13/32, Callable: 01/13/24 (3 Month SOFR Rate + 1.282%) (d)(h)	500,000	497,913
Total Collateralized Loan Obligations
(Cost $4,562,998)		4,537,825

CORPORATE BONDS — 3.4%
Bermuda — 0.0% (e)
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (d)	93,000	85,118

	Par Value	Value
Britain — 0.2%
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (h)	$200,000	$174,288
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	52,000	48,525
1.750%, due 09/02/27, Callable: 07/02/27	145,000	129,833
2.200%, due 09/02/30, Callable: 06/02/30	57,000	47,684
		400,330
Canada — 0.2%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	93,000	85,181
Nutrien Ltd.
5.950%, due 11/07/25	80,000	81,220
Royal Bank of Canada
1.200%, due 04/27/26	74,000	68,321
The Bank of Nova Scotia
2.700%, due 08/03/26	90,000	85,235
		319,957
Japan — 0.0% (e)
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (d)	71,000	66,698

United States — 3.0%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	104,000	102,621
Amazon.com, Inc.
1.500%, due 06/03/30, Callable: 03/03/30	88,000	74,465
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	65,000	63,061
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	56,000	54,199
American Honda Finance Corp.
1.200%, due 07/08/25	60,000	56,904
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	95,000	90,883

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
United States — 3.0% (Continued)
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	$74,000	$65,912
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	119,000	98,232
Bank of America Corp.
4.000%, due 01/22/25	61,000	60,009
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (h)	159,000	156,522
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (h)	265,000	243,014
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (h)	40,000	37,760
3.419%, due 12/20/28, Callable: 12/20/27 (3 Month SOFR Rate + 1.302%) (h)	15,000	14,055
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (h)	144,000	123,785
5.872%, due 09/15/34, Callable: 09/15/33 (SOFR Rate + 1.840%) (h)	2,000	2,098
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (d)	92,000	79,503
2.500%, due 01/10/30, Callable: 10/10/29 (d)	36,000	30,869
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	57,000	55,012
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (h)	79,000	70,982
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	118,000	105,327

	Par Value	Value
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	$77,000	$75,685
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (h)	112,000	110,174
CVS Health Corp.
3.875%, due 07/20/25, Callable: 04/20/25	201,000	197,334
1.750%, due 08/21/30, Callable: 05/21/30	119,000	98,494
Disney Walt Co.
2.000%, due 09/01/29, Callable: 06/01/29	58,000	51,506
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	117,000	110,924
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	52,000	53,349
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	82,000	76,232
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	59,000	53,370
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	109,000	102,577
2.900%, due 11/18/26, Callable: 09/18/26	59,000	56,132
Fidelity National Information Services, Inc.
4.700%, due 07/15/27, Callable: 06/15/27	85,000	85,120
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	44,000	43,179
5.450%, due 03/02/28, Callable: 02/02/28	82,000	84,528
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	49,000	45,074
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	84,000	80,325

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
United States — 3.0% (Continued)
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	$28,000	$27,537
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (h)	134,000	121,289
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (h)	66,000	62,114
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (h)	43,000	37,999
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR + 1.065%) (h)	16,000	13,030
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (h)	59,000	49,898
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	14,000	13,857
Kinder Morgan, Inc.
1.750%, due 11/15/26, Callable: 10/15/26	62,000	57,005
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	63,000	59,510
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	57,000	54,910
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	16,000	15,565
3.850%, due 08/15/32, Callable: 05/15/32	24,000	22,816
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (h)	82,000	78,963
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (h)	192,000	184,310

	Par Value	Value
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (h)	$149,000	$137,281
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (h)	100,000	90,994
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (h)	30,000	24,367
5.250%, due 04/21/34, Callable: 04/21/33 (SOFR Rate + 1.870%) (h)	86,000	85,934
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (h)	7,000	6,775
5.948%, due 01/19/38, Callable: 01/19/33 (5 Year CMT Rate + 2.430%) (h)	1,000	1,007
MPLX LP
4.875%, due 12/01/24, Callable: 09/01/24	60,000	59,606
2.650%, due 08/15/30, Callable: 05/15/30	26,000	22,479
Nestle Holdings, Inc.
5.250%, due 03/13/26 (d)	150,000	152,354
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	84,000	83,918
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	56,000	55,431
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	89,000	84,480
2.950%, due 04/01/30, Callable: 01/01/30	172,000	154,831
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	119,000	114,698
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	82,000	82,000
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	83,000	82,349

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 3.4% (Continued)
United States — 3.0% (Continued)
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	$68,000	$62,660
Plains All American Pipeline
4.650%, due 10/15/25, Callable: 07/15/25	82,000	81,130
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	92,000	84,952
Realty, Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	98,000	89,303
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	98,000	97,169
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	46,000	46,115
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	104,000	98,925
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	74,000	68,849
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	59,000	52,572
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	57,000	52,782
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	61,000	60,697
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (h)	74,000	70,208
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	84,000	74,497
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 01/09/24	103,000	97,619

	Par Value	Value
3.750%, due 04/15/27, Callable: 02/15/27	$46,000	$44,617
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (d)	88,000	86,206
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (h)	35,000	34,437
Verizon Communications, Inc.
2.100%, due 03/22/28, Callable: 01/22/28	59,000	53,274
2.355%, due 03/15/32, Callable: 12/15/31	130,000	108,353
VMware LLC
2.200%, due 08/15/31, Callable: 05/15/31	50,000	41,447
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	86,000	79,067
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	53,000	53,827
Wells Fargo & Co.
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (h)	33,000	31,779
4.540%, due 08/15/26, Callable: 08/15/25 (SOFR Rate + 1.560%) (h)	40,000	39,597
3.526%, due 03/24/28, Callable: 03/24/27 (SOFR Rate + 1.510%) (h)	36,000	34,214
		6,590,819
Total Corporate Bonds
(Cost $7,861,190)		7,462,922

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Investments - (Continued)

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.2%
Voya VACS Series EMHCD Fund	131	$1,370
Voya VACS Series HYB Fund	91,411	941,533
Voya VACS Series SC Fund	597,603	6,113,476
Total Affiliated Registered Investment Companies (Cost $7,317,221)		7,056,379

Total Investments at Value — 94.8% (Cost $179,126,448)		209,769,243
Other Assets in Excess of Liabilities — 5.2%		11,566,665
Net Assets — 100.0%		$221,335,908

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

CVA Certificaten Van Aandelen

GDR Global Depository Receipt

NVDR Non-Voting Depository Receipt

REIT Real Estate Investment Trust

SOFR Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	Illiquid security. The total value of such securities is $312,208 as of December 31, 2023, representing 0.1% of net assets.
(c)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $60,929 as of December 31, 2023 representing 0.0% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2023, the value of these investments was $17,136,499, or 7.7% of total net assets.
(e)	Represents less than 0.1%
(f)	This security or a partial position of this security is on loan at December 31, 2023. The total fair value of securities on loan at December 31, 2023 was $120,225.
(g)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2023.
(h)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2023.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Total Return Swaps

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	MSCI Emerging Markets Total Return Index	Receive	(U.S. Federal Funds Rate + 0.210%)	01/31/2025	At Maturity	$10,910,356	$365,234
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(U.S. Federal Funds Rate + 0.125%)	01/31/2025	Monthly	27,384,193	1,271,174
Total Return Swap Contracts							$1,636,408

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund	December 31, 2023

Schedule of Futures Contracts

FUTURES CONTRACT PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
5-Year U.S. Treasury Note Future	2	03/28/2024	$198,732	$2,348
Total Futures Contracts Purchased			$198,732	$2,348

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	10	03/28/2024	$2,000,043	$(10,166)
10-Year U.S. Treasury Note Future	14	03/19/2024	1,485,958	(57,560)
U.S. Treasury Long Bond Future	12	03/19/2024	1,276,461	(117,428)
Ultra 10-Year U.S. Treasury Bond Future	11	03/19/2024	1,104,353	(54,195)
Ultra Long-Term U.S. Treasury Bond Future	1	03/19/2024	79,887	(12,932)
Total Futures Contracts Sold Short			$5,946,702	$(252,281)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 11.8%
U.S. Treasury Bonds — 8.5%
2.375%, due 02/15/42	$570,000	$438,900
2.750%, due 11/15/42	90,000	72,956
3.000%, due 02/15/49	1,280,000	1,045,600
2.000%, due 02/15/50	688,000	454,510
3.000%, due 08/15/52	220,000	180,675
3.625%, due 02/15/53	545,000	505,402
4.125%, due 08/15/53	304,700	309,366
4.750%, due 11/15/53	12,600,000	14,192,719
		17,200,128
U.S. Treasury Notes — 3.3%
5.000%, due 08/31/25	170,000	171,594
4.875%, due 11/30/25	79,000	79,827
4.375%, due 12/15/26	1,125,900	1,137,511
1.500%, due 01/31/27	815,000	756,677
2.625%, due 05/31/27	75,000	71,812
4.375%, due 11/30/28	3,200	3,277
3.750%, due 12/31/28	14,900	14,839
1.875%, due 02/15/32	515,000	443,302
2.875%, due 05/15/32	1,955,000	1,814,484
2.750%, due 08/15/32	1,110,000	1,018,078

	Par Value	Value
3.500%, due 02/15/33	$1,030,000	$1,000,227
4.500%, due 11/15/33	87,400	91,907
		6,603,535
Total U.S. Treasury Obligations (Cost $22,918,770)		23,803,663

MUNICIPAL BONDS — 0.9%
Alaska Municipal Bond Bank Authority
5.250%, due 12/01/48, Callable: 12/01/33	10,000	10,687
5.000%, due 12/01/53, Callable: 12/01/33	85,000	87,542
Board of Regents of the University of Texas System
2.439%, due 08/15/49, Callable: 02/15/49	255,000	170,919
City of Alexandria VA
4.000%, due 12/15/53, Callable: 12/15/33	5,000	5,056
City of Decatur IL
4.000%, due 03/01/40, Callable: 03/01/30	5,000	5,044
City of Norfolk VA
1.804%, due 10/01/31, Callable: 10/01/30	90,000	74,065
City of San Antonio TX Electric & Gas Systems Revenue
5.718%, due 02/01/41	50,000	53,623
Commonwealth of Massachusetts
2.900%, due 09/01/49	45,000	30,923
Isle of Wight County Economic Development Authority
5.250%, due 07/01/48, Callable: 07/01/33	5,000	5,478

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
MUNICIPAL BONDS — 0.9% (Continued)
4.750%, due 07/01/53, Callable: 07/01/33	$10,000	$10,392
5.250%, due 07/01/53, Callable: 07/01/33	5,000	5,447
Louisiana Local Government Environmental Facilities & Community Development Auth
5.198%, due 12/01/39	155,000	158,542
Main Street Natural Gas, Inc.
5.000%, due 05/15/35	15,000	16,613
Massachusetts Educational Financing Authority
5.950%, due 07/01/44, Callable: 07/01/33	110,000	112,011
Massachusetts School Building Authority
2.950%, due 05/15/43, Callable: 05/15/30	75,000	54,955
Massachusetts Water Resources Authority
3.124%, due 08/01/39, Callable: 08/01/29	155,000	126,725
North Carolina Agricultural & Technical State University
5.000%, due 10/01/52, Callable: 10/01/33	15,000	16,340
South Carolina Public Service Authority
5.740%, due 01/01/30	50,000	51,038
State Board of Administration Finance Corp.
2.154%, due 07/01/30	48,000	41,019
State of Texas
5.235%, due 10/01/43, Callable: 10/01/33	210,000	214,662
Texas Natural Gas Securitization Finance Corp.
5.169%, due 04/01/41	185,000	191,617

	Par Value	Value
University of Nebraska Facilities Corp/The
3.037%, due 10/01/49	$110,000	$84,918
University of Virginia
2.256%, due 09/01/50, Callable: 03/01/50	405,000	259,536
University of Washington
2.618%, due 04/01/42, Callable: 04/01/31	100,000	69,320
Washington Suburban Sanitary Commission
4.000%, due 06/01/39, Callable: 06/01/28	5,000	5,117
Total Municipal Bonds (Cost $1,839,170)		1,861,589

AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6%
Federal Home Loan Mortgage Corp. — 4.6%
Freddie Mac Pool
4.500%, due 08/01/52	195,419	189,763
5.000%, due 08/01/52	112,299	112,408
5.000%, due 10/01/52	168,576	168,424
5.000%, due 11/01/52	95,718	95,461
5.000%, due 11/01/52	122,837	122,957
5.500%, due 11/01/52	151,075	152,973
5.500%, due 08/01/53	281,858	285,400
5.500%, due 09/01/53	690,599	702,729
Freddie Mac REMICS
Series 2989, 0.000%, due 08/15/34 (SOFR 30 Day Average + 33.149%) (a)	105,699	116,347

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6% (Continued)
Federal Home Loan Mortgage Corp. — 4.6% (Continued)
Series 4249, 0.558%, due 09/15/43 (SOFR 30 Day Average + 4.564%) (a)	$531,152	$383,113
Series 4355, 4.000%, due 05/15/44	4,111,440	3,917,572
Freddie Mac STACR REMIC Trust 2021-DNA5
Series 2021-DNA5, 6.987%, due 01/25/34, Callable: 01/25/34 (SOFR 30 Day Average + 1.650%) (a)(b)	249,609	250,605
Freddie Mac STACR REMIC Trust 2022-DNA6
Series FLT, 7.487%, due 09/25/42, Callable: 09/25/27 (SOFR 30 Day Average + 2.150%) (a)(b)	131,035	132,283
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 7.587%, due 08/25/33, Callable: 09/25/27 (SOFR 30 Day Average + 2.250%) (a)(b)	265,703	264,922
Freddie Mac STACR REMIC Trust 2021-HQA4
Series M-2, 7.687%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 2.350%) (a)(b)	400,000	394,862
Series B-1, 9.087%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 3.750%) (a)(b)	700,000	699,992

	Par Value	Value
Freddie Mac STACR REMIC Trust 2022-DNA2
Series FLT, 7.737%, due 02/25/42, Callable: 02/25/27 (SOFR 30 Day Average + 2.400%) (a)(b)	$500,000	$505,288
Freddie Mac STACR REMIC Trust 2022-DNA3
Series FLT, 7.337%, due 04/25/42, Callable: 04/25/27 (SOFR 30 Day Average + 2.000%) (a)(b)	78,245	78,993
Freddie Mac STACR REMIC Trust 2022-DNA4
Series FLT, 7.537%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 2.200%) (a)(b)	142,445	144,435
Series FLT, 8.687%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 3.350%) (a)(b)	160,000	166,235
Freddie Mac STACR REMIC Trust 2022-DNA7
Series FLT, 7.837%, due 03/25/52, Callable: 09/25/27 (SOFR 30 Day Average + 2.500%) (a)(b)	107,004	108,710
Freddie Mac STACR REMIC Trust 2022-HQA1
Series 2022-HQA1, 8.837%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 3.500%) (a)(b)	85,000	88,104

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6% (Continued)
Federal Home Loan Mortgage Corp. — 4.6% (Continued)
Freddie Mac STACR REMIC Trust 2022-HQA3
Series FLT, 8.887%, due 08/25/42, Callable: 08/25/27 (SOFR 30 Day Average + 3.550%) (a)(b)	$125,000	$130,192
		9,211,768
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6%
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.784%, due 09/25/45 (c)	523,321	62,721
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29, Callable: 09/25/29 (c)	956,000	52,880
Series K-109, 1.579%, due 04/25/30, Callable: 01/25/30 (c)	663,108	50,820
Series K-117, 1.233%, due 08/25/30, Callable: 07/25/30 (c)	1,279,138	79,769
Series K-G04, 0.850%, due 11/25/30, Callable: 08/25/30 (c)	1,894,417	84,908
Series K-122, 0.879%, due 11/25/30, Callable: 08/25/30 (c)	1,844,831	86,726

	Par Value	Value
Series K-1515, 1.510%, due 02/25/35, Callable: 11/25/34 (c)	$794,055	$83,247
Series K-1518, 0.865%, due 10/25/35, Callable: 07/25/35 (c)	1,473,964	99,226
Series K-1521, 0.980%, due 08/25/36, Callable: 06/25/36 (c)	814,597	63,465
Freddie Mac REMICS Series 2980, 1.240%, due 05/15/35 (SOFR 30 Day Average + 6.586%) (a)	204,643	14,654
Series 3311, 0.950%, due 05/15/37 (SOFR 30 Day Average + 6.296%) (a)	1,026,859	98,464
Series 3359, 0.260%, due 08/15/37 (SOFR 30 Day Average + 5.606%) (a)	510,874	35,507
Series 4077, 0.540%, due 05/15/41 (SOFR 30 Day Average + 5.886%) (a)	286,535	26,227
Series 3966, 0.440%, due 12/15/41 (SOFR 30 Day Average + 5.786%) (a)	485,352	43,394
Series 4089, 0.540%, due 08/15/42 (SOFR 30 Day Average + 5.886%) (a)	451,587	41,487

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6% (Continued)
Series 4994, 0.148%, due 02/25/49 (SOFR 30 Day Average + 5.486%) (a)	$4,646,575	$319,723
		1,243,218
Federal National Mortgage Association — 1.2%
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 7.452%, due 01/25/40, Callable: 01/25/27 (SOFR 30 Day Average + 2.114%) (a)(b)	144,402	145,854
Connecticut Avenue Securities Trust 2022-R01
Series FLT, 6.337%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 1.000%) (a)(b)	45,098	44,999
Connecticut Avenue Securities Trust 2022-R03
Series FLT, 7.437%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 2.100%) (a)(b)	19,587	19,816
Connecticut Avenue Securities Trust 2022-R04
Series FLT, 7.337%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 2.000%) (a)(b)	41,260	41,570

	Par Value	Value
Connecticut Avenue Securities Trust 2022-R05
Series FLT, 8.337%, due 04/25/42, Callable: 04/25/27 (SOFR 30 Day Average + 3.000%) (a)(b)	$305,000	$312,312
Connecticut Avenue Securities Trust 2022-R06
8.087%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 2.750%) (a)(b)	135,321	139,127
Connecticut Avenue Securities Trust 2022-R08
Series FLT, 8.937%, due 07/25/42, Callable: 07/25/27 (SOFR 30 Day Average + 3.600%) (a)(b)	300,000	315,182
Connecticut Avenue Securities Trust 2022-R09
Series FLT, 7.837%, due 09/25/42, Callable: 09/25/27 (SOFR 30 Day Average + 2.500%) (a)(b)	90,916	92,495
Connecticut Avenue Securities Trust 2023-R01
Series 2023-R01, 7.737%, due 12/25/42, Callable: 12/25/27 (SOFR 30 Day Average + 2.400%) (a)(b)	51,472	52,418
Connecticut Avenue Securities Trust 2023-R03
Series 2023-R03, 9.237%, due 04/25/43, Callable: 04/25/28 (SOFR 30 Day Average + 3.900%) (a)(b)	65,000	69,584

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6% (Continued)
Connecticut Avenue Securities Trust 2023-R06
Series 2023-R06, 8.037%, due 07/25/43, Callable: 07/25/28 (SOFR 30 Day Average + 2.700%) (a)(b)	$85,000	$87,537
Fannie Mae Connecticut Avenue Securities
Series 2021-R02, 11.537%, due 11/25/41, Callable: 11/25/26 (SOFR 30 Day Average + 6.200%) (a)(b)	55,000	56,537
Fannie Mae Pool
4.500%, due 09/01/52	216,298	211,254
5.500%, due 10/01/52	123,776	125,680
5.000%, due 11/01/52, Callable: Currently	167,969	167,817
5.500%, due 11/01/52	192,572	193,969
5.500%, due 12/01/52	236,509	239,481
FNMA TBA 30YR TBA 5.50% JAN
5.500%, due 01/15/41 (h)	4,000	4,021
		2,319,653
Federal National Mortgage Association Interest-Only Strips — 2.1%
Fannie Mae Interest Strip
3.500%, due 04/25/44	2,085,080	338,669
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	656,332	5,862

	Par Value	Value
Series 2014-63, 3.500%, due 06/25/33	$345,297	$4,163
Series 2007-50, 0.998%, due 06/25/37 (SOFR 30 Day Average + 6.336%) (a)	1,639,909	157,707
Series 2009-52, 5.000%, due 07/25/39	67,964	10,466
Series 2009-78, 1.288%, due 10/25/39 (SOFR 30 Day Average + 6.626%) (a)	2,384,522	285,213
Series 2009-86, 5.500%, due 10/25/39	61,138	11,287
Series 2010-19, 0.798%, due 03/25/40 (SOFR 30 Day Average + 6.136%) (a)	3,651,849	348,260
Series 2011-124, 1.048%, due 12/25/41 (SOFR 30 Day Average + 6.386%) (a)	329,040	42,447
Series 2012-20, 0.998%, due 03/25/42 (SOFR 30 Day Average + 6.336%) (a)	327,929	36,776
Series 2012-76, 0.548%, due 07/25/42 (SOFR 30 Day Average + 5.886%) (a)	163,479	17,917

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.6% (Continued)
Federal National Mortgage Association Interest-Only Strips — 2.1% (Continued)
Series 2014-28, 0.598%, due 05/25/44 (SOFR 30 Day Average + 5.936%) (a)	$808,175	$76,035
Series 2017-53, 4.000%, due 07/25/47	143,659	22,844
Series 2008-22, 0.708%, due 04/25/48 (SOFR 30 Day Average + 6.046%) (a)	1,248,763	121,768
Series PS, 0.598%, due 07/25/49 (SOFR 30 Day Average + 5.936%) (a)	4,176,467	458,603
Series QS, 0.498%, due 01/25/50 (SOFR 30 Day Average + 5.836%) (a)	4,462,176	565,191
Series 2020-99, 3.500%, due 04/25/50	4,102,510	738,665
Series 2020-79, 4.000%, due 11/25/50	5,528,518	1,075,464
		4,317,337
Government National Mortgage Association Interest-Only Strips — 0.1%
Government National Mortgage Association
Series 2010-133, 0.597%, due 10/16/40, Callable: Currently (1 Month SOFR Rate + 5.956%) (a)	1,685,719	84,765

	Par Value	Value
Series 2014-102, 0.178%, due 02/20/44, Callable: Currently (1 Month SOFR Rate + 5.536%) (a)	$1,506,027	$91,193
Series 2018-083, 5.000%, due 01/20/48, Callable: Currently	698,971	103,671
		279,629
Total Agency Mortgage-Backed Obligations (Cost $18,630,642)		17,371,605

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6%
ACE Securities Corp Mortgage Loan Trust Series
2007-D1 Series 2007-D1, 6.930%, due 02/25/38, Callable: 02/25/37 (b)	287,503	224,172
Alternative Loan Trust 2006-HY11
Series A-1, 5.710%, due 06/25/36, Callable: 01/25/24 (1 Month SOFR Rate + 0.354%) (a)	221,931	208,102
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37, Callable: 01/25/24	468,993	239,225
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 5.810%, due 05/25/47, Callable: 01/25/24 (1 Month SOFR Rate + 0.454%) (a)	241,188	214,945

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49, Callable: 01/25/24 (b)(c)	$1,300,000	$1,287,399
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49, Callable: 01/25/24 (b)(c)	46,508	43,718
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49, Callable: 01/25/24 (b)(c)	87,053	80,723
BAMLL Commercial Mortgage Securities Trust 2018- DSNY
Series 2018-DSNY, 7.009%, due 09/15/34 (1 Month SOFR Rate + 1.647%) (a)(b)	100,000	99,290
Bayview MSR Opportunity Master Fund Trust 2021- INV2
Series A-F, 5.000%, due 12/25/51, Callable: 01/25/48 (SOFR 30 Day Average + 0.850%) (a)(b)	433,277	399,806
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 8.326%, due 11/15/34 (1 Month SOFR Rate + 2.964%) (a)(b)	100,000	14,599

	Par Value	Value
BCRR 2016-FRR3 Trust
Series TRUST, 7.218%, due 05/26/26 (SOFR 30 Day Average + 18.462%) (a)(b)	$797,720	$755,233
Bear Stearns ARM Trust 2004-10
Series 2004-10, 5.303%, due 01/25/35, Callable: 01/25/24 (c)	150,423	137,439
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 4.286%, due 02/15/51, Callable: 02/15/28 (c)	150,000	119,077
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.291%, due 09/15/48, Callable: 04/15/30 (b)(c)	1,000,000	585,841
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-BOCA, 7.652%, due 05/15/39 (1 Month SOFR Rate + 2.319%) (a)(b)	100,000	98,862
BPR Trust 2021-TY
Series 2021-TY, 7.798%, due 09/15/38 (1 Month SOFR Rate + 2.464%) (a)(b)	167,000	158,770
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 7.279%, due 04/15/34 (1 Month SOFR Rate + 1.946%) (a)(b)	100,000	98,748

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 6.368%, due 10/15/36 (1 Month SOFR Rate + 1.034%) (a)(b)	$90,717	$90,490
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.378%, due 10/15/37 (1 Month SOFR Rate + 1.044%) (a)(b)	125,231	124,254
BX Commercial Mortgage Trust 2021-21M
Series TR, 7.618%, due 10/15/36 (1 Month SOFR Rate + 2.285%) (a)(b)	175,000	167,493
BX Commercial Mortgage Trust 2021-CIP
Series 2021-CIP, 6.368%, due 12/15/38 (1 Month SOFR Rate + 1.035%) (a)(b)	110,000	107,696
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-SOAR, 7.798%, due 06/15/38 (1 Month SOFR Rate + 2.464%) (a)(b)	928,405	882,727
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 6.148%, due 09/15/36 (1 Month SOFR Rate + 0.814%) (a)(b)	115,000	111,921

	Par Value	Value
BX Commercial Mortgage Trust 2023-XL3
Series 2023-XL3, 7.095%, due 12/09/40 (1 Month SOFR Rate + 1.761%) (a)(b)	$450,000	$450,140
BX Trust 2019-CALM
Series 2019-CALM, 7.476%, due 11/15/32 (1 Month SOFR Rate + 2.114%) (a)(b)	136,500	133,951
BX Trust 2021-ARIA
Series 2021-ARIA, 7.093%, due 10/15/36 (1 Month SOFR Rate + 1.760%) (a)(b)	350,000	338,184
BX Trust 2021-LBA
Series 2021-LBA, 7.448%, due 02/15/36 (1 Month SOFR Rate + 2.114%) (a)(b)	197,702	188,836
BX Trust 2021-SDMF
Series 2021-SDMF, 6.834%, due 09/15/34 (1 Month SOFR Rate + 1.501%) (a)(b)	335,721	322,287
BX Trust 2022-CLS
Series 2022-CLS, 5.760%, due 10/13/27 (b)	135,000	135,083
BX Trust 2022-GPA
Series 2022-GPA, 7.498%, due 08/15/39 (1 Month SOFR Rate + 2.165%) (a)(b)	180,000	180,169

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
BX Trust 2022-GPA
Series 2022-GPA, 7.997%, due 08/15/41 (1 Month SOFR Rate + 2.664%) (a)(b)	$110,000	$110,103
BX Trust 2022-LBA6
Series 2022-LBA6, 6.933%, due 01/15/39 (1 Month SOFR Rate + 1.600%) (a)(b)	350,000	342,998
CAMB Commercial Mortgage Trust 2019-LIFE
Series 2019-LIFE, 6.701%, due 12/15/37 (1 Month SOFR Rate + 1.117%) (a)(b)	100,000	99,312
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 5.062%, due 09/25/37, Callable: 01/25/24 (c)	574,414	502,884
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48, Callable: 10/25/34 (b)(c)	205,220	187,228
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49, Callable: 05/25/27 (b)(c)	15,090	13,965

	Par Value	Value
CIM Trust 2019-J1
Series 2019-J1, 3.942%, due 08/25/49, Callable: 07/25/28 (b)(c)	$169,494	$153,343
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.231%, due 11/10/46, Callable: 01/10/24 (b)(c)	100,000	89,912
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.566%, due 02/10/48, Callable: 01/10/25 (c)	164,000	147,805
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.096%, due 07/10/49, Callable: 07/10/26 (b)(c)	500,000	383,581
Citigroup COmmercial Mortgage Trust 2018-C6
Series D, 5.227%, due 11/10/51, Callable: 11/10/28 (b)(c)	380,000	286,619
Citigroup COmmercial Mortgage Trust 2019-SMRT
Series E, 4.903%, due 01/10/36 (b) (c)	116,000	115,838
Citigroup Commercial Mortgage Trust 2023-SMRT
Series A, 6.015%, due 10/12/40 (b) (c)	100,000	101,390
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53, Callable: 10/25/26 (b)	465,865	436,411

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
Cold Storage Trust 2020-ICE5
Series 2020-ICE5, 6.372%, due 11/15/37 (1 Month SOFR Rate + 1.014%) (a)(b)	$98,299	$97,838
COLT 2022-5 Mortgage Loan Trust
Series 2022-5, 4.550%, due 04/25/67, Callable: 04/25/25 (b)(c)	82,944	81,593
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 6.389%, due 05/15/36 (1 Month SOFR Rate + 1.027%) (a)(b)	139,653	139,478
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 6.639%, due 05/15/36 (1 Month SOFR Rate + 1.277%) (a)(b)	99,752	99,502
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2020-C19, 2.500%, due 03/15/53, Callable: 03/15/30 (b)	400,000	182,074
CSMC 2020-NET
Series 2020-NET, 3.704%, due 08/15/37 (b) (c)	118,000	104,062

	Par Value	Value
CSMC Series 2019-NQM1
Series 2019-NQM1, 3.656%, due 10/25/59, Callable: 01/25/24 (b)	$12,227	$11,852
First Republic Mortgage Trust 2020-1
Series B-1, 2.886%, due 04/25/50 (b) (c)	693,244	612,391
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.913%, due 10/25/48, Callable: 12/25/33 (b)(c)	441,827	419,049
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 4.095%, due 12/10/36 (b) (c)	112,000	106,802
FREMF 2019-KF71 Mortgage Trust
Series 2019-KF71, 11.445%, due 10/25/29, Callable: 10/25/29 (SOFR 30 Day Average + 6.114%) (a)(b)	149,993	145,471
GCAT 2022-NQM4 Trust
Series 2022-NQM4, 5.269%, due 08/25/67, Callable: 08/25/25 (b)	87,963	88,451
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 7.010%, due 12/15/36 (1 Month SOFR Rate + 1.448%) (a)(b)	100,000	99,375

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 7.309%, due 12/15/36 (1 Month SOFR Rate + 1.747%) (a)(b)	$300,000	$297,562
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 6.909%, due 07/15/35 (1 Month SOFR Rate + 1.547%) (a)(b)	122,000	70,460
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 7.759%, due 07/15/35 (1 Month SOFR Rate + 2.397%) (a)(b)	1,000,000	105,148
GS Mortgage Securities Trust 2015-GS1
Series 2015-GS1, 4.037%, due 11/10/48, Callable: 11/10/25 (c)	87,000	79,296
GS Mortgage-Backed Securities Corp Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51, Callable: 09/25/47 (b)(c)	318,374	254,493
GS Mortgage-Backed Securities Trust 2022-PJ1
Series 2022-PJ1, 2.500%, due 05/28/52, Callable: 01/25/48 (b)(c)	268,481	214,072
GSAA Home Equity Trust 2005-6
Series 2005-6, 6.115%, due 06/25/35, Callable: 01/25/24 (1 Month SOFR Rate + 0.759%) (a)	260,662	254,620

	Par Value	Value
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.942%, due 03/25/36, Callable: 01/25/24 (c)	$393,900	$247,207
GSAA Home Equity Trust 2007-7
Series 2007-7, 6.010%, due 07/25/37, Callable: 01/25/24 (1 Month SOFR Rate + 0.654%) (a)	109,215	104,064
GSCG Trust 2019-600C
Series 2019-600C, 4.118%, due 09/06/34 (b) (c)	183,000	18,300
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51, Callable: 08/25/48 (b)(c)	318,639	254,064
INTOWN 2022-STAY Mortgage Trust
Series 2022-STAY, 8.619%, due 08/15/39, Callable: 08/15/24 (1 Month SOFR Rate + 3.286%) (a)(b)	140,000	140,070
JP Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series D, 4.767%, due 07/05/31 (b) (c)	132,000	75,643
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33, Callable: 07/05/25 (b)(c)	1,400,000	868,400

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37, Callable: 01/16/25 (b)	$100,000	$58,548
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.042%, due 01/25/49, Callable: 01/25/24 (b)(c)	440,773	394,690
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.136%, due 03/25/50, Callable: 08/25/26 (b)(c)	183,279	153,253
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50, Callable: 08/25/26 (b)(c)	8,422	7,466
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50, Callable: 11/25/39 (b)(c)	187,305	160,778
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.800%, due 09/25/52, Callable: 03/25/46 (b)(c)	456,406	371,187
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.803%, due 02/15/48, Callable: 09/15/26 (b)(c)	124,000	72,046

	Par Value	Value
KSL Commercial Mortgage Trust 2023-HT
Series 2023-HT, 7.640%, due 12/15/36 (1 Month SOFR Rate + 2.290%) (a)(b)	$300,000	$299,259
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 7.000%, due 05/25/60, Callable: 01/25/24 (b)	943,050	859,211
Life 2022-BMR Mortgage Trust
Series A-1, 6.628%, due 05/15/39, Callable: 05/15/24 (1 Month SOFR Rate + 1.295%) (a)(b)	170,000	166,174
Life 2022-BMR Mortgage Trust
Series B, 7.127%, due 05/15/39, Callable: 05/15/24 (1 Month SOFR Rate + 1.794%) (a)(b)	250,000	243,747
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.760%, due 03/10/49, Callable: 03/10/26 (b)(c)	274,000	229,980
Med Trust 2021-MDLN
Series 2021-MDLN, 7.447%, due 11/15/38 (1 Month SOFR Rate + 2.114%) (a)(b)	348,328	339,182
MFA 2020-NQM3 Trust
1.632%, due 01/26/65, Callable: 01/25/24 (b)(c)	101,736	91,621

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 8.048%, due 04/15/38 (1 Month SOFR Rate + 2.715%) (a)(b)	$276,747	$269,220
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 7.720%, due 12/15/36 (1 Month SOFR Rate + 2.358%) (a)(b)	147,000	45,549
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 8.320%, due 12/15/36 (1 Month SOFR Rate + 2.958%) (a)(b)	125,000	31,245
Morgan Stanley Capital I Trust 2019-PLND
Series E, 7.626%, due 05/15/36, Callable: 05/15/24 (1 Month SOFR Rate + 2.264%) (a)(b)	189,000	94,434
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 10.720%, due 05/25/55, Callable: 05/25/24 (1 Month SOFR Rate + 5.364%) (a)(b)	866,667	865,489
One New York Plaza Trust 2020-1NYP
Series C, 7.676%, due 01/15/36 (1 Month SOFR Rate + 2.314%) (a)(b)	160,000	133,492

	Par Value	Value
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.823%, due 10/25/49, Callable: 12/25/30 (b)(c) (d)	$1,015,530	$925,645
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 01/25/49 (b)(c)	200,000	115,662
RATE Mortgage Trust 2021-HB1
Series FLT, 2.500%, due 12/25/51, Callable: 12/25/45 (b)(c)	447,786	356,480
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.719%, due 03/25/51, Callable: 11/25/39 (b)(c)	461,713	369,055
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35, Callable: 01/25/24	279,638	235,912
RLGH Trust 2021-TROT
Series 2021-TROT, 6.248%, due 04/15/36 (1 Month SOFR Rate + 0.914%) (a)(b)	100,000	97,834
RLGH Trust 2021-TROT
Series 2021-TROT, 7.162%, due 04/15/36 (1 Month SOFR Rate + 1.828%) (a)(b)	175,000	169,404
SCOTT Trust 2023-SFS
Series 2023-SFS, 6.204%, due 03/15/40 (b)	100,000	98,528

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
Sequoia Mortgage Trust 2021-3
Series B-3, 2.652%, due 05/25/51, Callable: 12/25/46 (b)(c)	$467,049	$348,394
SMRT 2022-MINI
Series 2022-MINI, 6.684%, due 01/15/39 (1 Month SOFR Rate + 1.350%) (a)(b)	250,000	243,748
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.534%, due 10/15/50, Callable: 10/15/27 (c)	250,000	218,279
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50, Callable: (b)(c)	500,000	466,119
Verus Securitization Trust 2022-4
Series A-2, 4.740%, due 04/25/67, Callable: 04/25/25 (b)(c)	78,957	75,371
Verus Securitization Trust 2022-8
Series 2022-8, 6.127%, due 09/25/67, Callable: 10/25/25 (b)	89,550	91,094
Verus Securitization Trust 2022-INV1
Series 2022-INV1, 5.041%, due 08/25/67, Callable: 08/25/25 (b)	87,719	86,813

	Par Value	Value
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 3.461%, due 03/25/37, Callable: 01/25/24 (c)	$352,354	$280,030
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/15/54, Callable: 04/15/31 (b)	400,000	217,031
Total Non-Agency Mortgage- Backed Obligations
(Cost $30,202,428)		25,423,876

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.7%
BANK 2017-BNK8
Series 2017-BNK8, 1.294%, due 11/15/50, Callable: 08/15/27 (b)(c)	7,050,000	293,766
BANK 2018-BNK11
Series 2018-BNK11, 0.446%, due 03/15/61, Callable: 01/15/28 (c)	11,135,193	185,834
BANK 2019-BNK21
Series 2019-BNK21, 0.838%, due 10/17/52, Callable: 07/15/29 (c)	4,023,101	149,606
BANK 2020-BNK30
Series 2020-BNK30, 1.299%, due 12/15/53 (c)	1,254,391	79,510
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.309%, due 05/15/52, Callable: 03/15/29 (c)	1,405,616	76,599

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.7% (Continued)
BBCMS Mortgage Trust 2021-C11
Series 2021-C11, 1.520%, due 09/15/54 (b) (c)	$1,255,000	$113,570
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51, Callable: 04/15/28 (b)(c)	7,000,000	439,345
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 0.881%, due 03/15/62, Callable: 01/15/29 (b)(c)	2,820,000	115,555
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.414%, due 03/15/53, Callable: 01/15/30 (c)	2,527,123	127,029
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.780%, due 07/15/53, Callable: 05/15/30 (c)	1,518,849	100,986
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.092%, due 04/15/54, Callable: 02/15/31 (c)	2,214,454	119,724
Benchmark 2023-V2 Mortgage Trust
Series 2023-V2, 0.994%, due 05/15/55, Callable: 03/15/28 (c)	1,801,204	66,447

	Par Value	Value
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.377%, due 05/10/50, Callable: 05/10/27 (c)	$1,364,647	$41,469
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.760%, due 05/10/58, Callable: 05/10/26 (c)	624,544	16,871
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.982%, due 05/10/49, Callable: 06/10/26 (c)	721,504	23,740
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 0.867%, due 09/15/50, Callable: 07/15/27 (c)	958,913	23,281
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.858%, due 12/15/72, Callable: 10/15/29 (c)	3,916,986	148,418
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 0.857%, due 10/10/46, Callable: 01/10/24 (c)(d)	678,204	32
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.634%, due 07/10/48, Callable: 07/10/25 (c)	1,281,143	8,704
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 1.857%, due 01/15/49, Callable: 02/15/26 (c)	593,338	18,538

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.7% (Continued)
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.747%, due 11/15/50, Callable: 09/15/27 (c)	$4,705,684	$114,267
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.545%, due 08/15/51, Callable: 06/15/28 (c)	4,111,231	107,953
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29, Callable: 02/25/29 (b)	5,080,913	14,051
Series 2019-KG01, 0.100%, due 05/25/29, Callable: 02/25/29 (b)	570,000	2,206
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.926%, due 09/10/52, Callable: 06/10/29 (c)	2,302,633	75,654
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.242%, due 05/12/53, Callable: 02/12/30 (c)	1,460,835	78,481
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.828%, due 12/12/53, Callable: 10/10/30 (b)(c)	1,195,660	97,606

	Par Value	Value
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.559%, due 04/15/47, Callable: 01/15/25 (c)(d)	$5,288,339	$1,558
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.478%, due 06/15/49, Callable: 03/15/26 (c)	875,860	21,269
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.834%, due 03/10/49, Callable: 03/10/26 (b)(c)	830,605	14,425
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.980%, due 03/10/50, Callable: 03/10/27 (b)(c)	1,805,731	29,283
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 0.951%, due 12/15/47, Callable: 10/15/26 (c)	2,006,288	6,937
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.648%, due 12/15/49, Callable: 09/15/26 (c)	2,620,190	37,021
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (b) (c)	146,073,147	515,624

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.7% (Continued)
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 2.019%, due 10/10/48, Callable: 07/10/26 (c)	$926,959	$28,240
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 0.913%, due 03/15/51, Callable: 01/15/28 (c)	2,179,683	68,501
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.765%, due 06/15/51, Callable: 04/15/28 (c)	4,742,633	129,312
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $5,707,520)		3,491,412

ASSET-BACKED SECURITIES — 6.4%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 01/15/26 (b)	510,582	482,149
American Tower Trust #1
Series 2023-1, 5.490%, due 03/15/28, Callable: 03/15/27 (b)	155,000	156,887
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/17/38 (b)	1,200,000	1,016,479
AMSR 2021-SFR3 Trust
Series 2021-SFR3, 4.896%, due 10/17/38 (b)	550,000	489,993

	Par Value	Value
Applebee’s Funding LLC / IHOP Funding LLC
Series 2019-1, 4.723%, due 06/05/49, Callable: 06/05/24 (b)	$99,000	$94,926
Aqua Finance Trust 2021-A
Series 2021-A, 1.540%, due 07/17/46, Callable: 01/17/29 (b)	71,373	63,240
Bojangles Issuer LLC
Series LLC, 3.832%, due 10/20/50, Callable: 01/20/24 (b)	98,250	91,496
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27, Callable: (b)	150,000	147,636
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45, Callable: 10/25/25 (b)	7,674	6,117
DataBank Issuer
Series 2023-1, 5.116%, due 02/25/53, Callable: 02/25/26 (b)	605,000	598,523
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49, Callable: 02/20/24 (b)	86,175	84,309
Domino’s Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51, Callable: 04/25/28 (b)	97,500	83,270

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.4% (Continued)
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 6.745%, due 07/25/34, Callable: 01/25/24 (1 Month SOFR Rate + 1.389%) (a)	$103,221	$101,375
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (b)	97,954	90,713
GM Financial Automobile Leasing Trust 2022-3
Series C, 5.130%, due 08/20/26, Callable: 01/20/25	250,000	246,927
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39, Callable: 09/17/24 (b)	78,846	72,461
Marlette Funding Trust 2022-3
Series 2022-3, 5.180%, due 11/15/32, Callable: 12/15/26 (b)	35,757	35,659
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43, Callable: 07/20/35 (b)	70,025	61,237
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 6.040%, due 12/25/35, Callable: 01/25/24 (1 Month SOFR Rate + 0.684%) (a)	173,813	170,952
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43, Callable: 11/20/30 (b)	154,204	143,476

	Par Value	Value
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44, Callable: 09/20/30 (b)	$169,701	$157,885
Series 2018-2-GS, 4.740%, due 02/22/44, Callable: 09/20/30 (b)	106,462	98,543
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36, Callable: 07/20/24 (b)	15,406	15,148
Navient Private Education Refi Loan Trust 2019-G
Series A, 2.400%, due 10/15/68, Callable: 02/15/27 (b)	53,095	49,693
Navient Private Education Refi Loan Trust 2020-B
Series A-2, 2.120%, due 01/15/69, Callable: 03/15/27 (b)	108,588	100,895
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69, Callable: 09/15/27 (b)	69,091	63,206
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 05/15/28 (b)	56,344	49,382
Navient Private Education Refi Loan Trust 2021-B
Series A, 0.940%, due 07/15/69, Callable: 02/15/29 (b)	48,541	42,147

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.4% (Continued)
Navient Private Education Refi Loan Trust 2021-F
Series A, 1.110%, due 02/18/70, Callable: 05/15/30 (b)	$427,465	$365,673
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51, Callable: 10/30/26 (b)	487,500	418,800
OCCU Auto Receivables Trust 2022-1
Series 2022-1, 5.500%, due 10/15/27, Callable: 08/15/27 (b)	135,000	135,094
Pagaya AI Debt Trust 2023-3
Series 2023-3, 7.600%, due 12/16/30, Callable: 04/15/25 (b)	350,411	352,291
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (b)	2,000,000	1,860,299
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (b)	1,100,000	986,646
Progress Residential Trust
Series TR, 4.003%, due 07/17/38, Callable: 07/17/26 (b)	700,000	620,153
Santander Drive Auto Receivables Trust 2022-3
Series C, 4.490%, due 08/15/29, Callable: 04/15/26	200,000	195,778
SBA Tower Trust
Series 2022-1, 6.599%, due 01/15/28, Callable: 01/15/27 (b)	210,000	208,971

	Par Value	Value
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 07/15/25 (b)	$37,471	$37,414
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48, Callable: 04/25/26 (b)(d)	10,000	99,829
SoFi Professional Loan Program 2020-C Trust
Series 1.95000, 1.950%, due 02/15/46, Callable: 06/15/28 (b)	83,577	76,121
SoFi Professional Loan Program 2021-B Trust
Series TR, 0.000%, due 02/15/47, Callable: 07/15/29 (b)(d)	10,000	355,617
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 5.790%, due 10/25/36, Callable: 01/25/24 (1 Month SOFR Rate + 0.434%) (a)	448,043	349,140
Sunnova Helios XI Issuer LLC
Series A, 5.300%, due 05/20/50, Callable: 05/20/28 (b)	97,137	95,032
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55, Callable: 10/30/30 (b)	458,045	373,541
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54, Callable: 09/30/30 (b)	98,234	91,748

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.4% (Continued)
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46, Callable: 02/25/24 (b)	$251,250	$247,580
Series 1.94600, 1.946%, due 08/25/51, Callable: 08/25/24 (b)	98,250	87,892
T-Mobile US Trust 2022-1
Series 2022-1, 4.910%, due 05/22/28, Callable: 11/20/25 (b)	160,000	159,565
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51, Callable: 01/25/24 (b)	700,000	641,438
Wendy’s Funding LLC
Series 2019-1, 3.783%, due 06/15/49, Callable: 03/15/24 (b)	90,000	86,081
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50, Callable: 06/05/24 (b)	246,250	221,602
ZAXBY’S FUNDING LLC
Series 2021-1, 3.238%, due 07/30/51, Callable: 07/30/25 (b)	146,625	127,112
Total Asset-Backed Securities (Cost $14,637,556)		13,008,141

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0%
ACREC 2021-FL1 Ltd.
Series 2021-FL1, 7.623%, due 10/16/36, Callable: 01/16/24 (1 Month SOFR Rate + 2.264%) (a)(b)	$375,000	$360,998
ALM 2020 Ltd.
Series 2020-1, 7.426%, due 10/15/29, Callable: 01/15/24 (3 Month SOFR Rate + 2.112%) (a)(b)	500,000	499,576
Arbor Realty Commercial Real Estate Notes 2021- FL4 Ltd.
Series 2021-FL4, 8.348%, due 11/15/36, Callable: 06/15/24 (1 Month SOFR Rate + 3.014%) (a)(b)(d)	275,000	260,016
Ares XLIX CLO Ltd.
Series 2018-49, 7.624%, due 07/22/30, Callable: 01/22/24 (3 Month SOFR Rate + 2.212%) (a)(b)	1,000,000	989,201

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
BDS 2020-FL5 Ltd.
Series LTD, 7.523%, due 02/16/37, Callable: 01/16/24 (1 Month SOFR Rate + 2.164%) (a)(b)(d)	$340,000	$328,297
BlueMountain CLO XXVIII Ltd.
Series C, 7.576%, due 04/15/34, Callable: 01/15/24 (3 Month SOFR Rate + 2.262%) (a)(b)	250,000	244,661
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 8.402%, due 01/30/31, Callable: 01/30/24 (3 Month SOFR Rate + 3.012%) (a)(b)	250,000	235,824
Canyon Capital CLO 2021-2 Ltd.
Series D, 8.926%, due 04/15/34, Callable: 01/15/24 (3 Month SOFR Rate + 3.612%) (a)(b)	500,000	493,638
CIFC Funding 2015-IV Ltd.
Series IVR2, 7.577%, due 04/20/34, Callable: 01/20/24 (3 Month SOFR Rate + 2.162%) (a)(b)	250,000	247,395

	Par Value	Value
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 8.476%, due 07/15/33, Callable: 01/15/24 (3 Month SOFR Rate + 3.162%) (a)(b)	$500,000	$498,491
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 7.370%, due 08/20/35, Callable: 01/19/24 (1 Month SOFR Rate + 2.014%) (a)(b)	100,000	97,950
Columbia Cent CLO 27 Ltd.
Series 2018-27R, 9.470%, due 01/25/35, Callable: 01/25/24 (3 Month SOFR Rate + 4.092%) (a)(b)	500,000	489,779
Dryden 40 Senior Loan Fund
Series 2015-40R, 7.741%, due 08/15/31, Callable: 02/15/24 (3 Month SOFR Rate + 2.362%) (a)(b)	500,000	498,245
Greystone CRE Notes 2019-FL2 Ltd.
Series C, 7.448%, due 09/15/37, Callable: 01/15/24 (1 Month SOFR Rate + 2.114%) (a)(b)(d)	200,000	195,733

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
Hayfin US XII Ltd.
Series 2018-8, 7.157%, due 04/20/31, Callable: 01/20/24 (3 Month SOFR Rate + 1.742%) (a)(b)	$500,000	$496,905
Invesco US CLO 2023-1 Ltd.
Series 2023-1, 9.062%, due 04/22/35, Callable: 04/22/24 (3 Month SOFR Rate + 3.650%) (a)(b)	250,000	250,783
LCM XXIV Ltd.
Series LTD, 7.577%, due 03/20/30, Callable: 01/20/24 (3 Month SOFR Rate + 2.162%) (a)(b)	250,000	241,654
Madison Park Funding XXI Ltd.
Series FLT, 7.776%, due 10/15/32, Callable: 01/15/24 (3 Month SOFR Rate + 2.462%) (a)(b)	250,000	249,988
Neuberger Berman Loan Advisers Clo 40 Ltd.
Series C, 7.326%, due 04/16/33, Callable: 01/16/24 (3 Month SOFR Rate + 2.012%) (a)(b)	250,000	246,404

	Par Value	Value
Octagon Investment Partners 31 Ltd.
Series C-R, 7.727%, due 07/20/30, Callable: 01/20/24 (3 Month SOFR Rate + 2.312%) (a)(b)	$280,000	$278,850
Octagon Investment Partners XIV Ltd.
Series LTD, 9.476%, due 07/15/29, Callable: 01/15/24 (3 Month SOFR Rate + 4.162%) (a)(b)	500,000	492,533
OHA Credit Funding 5 Ltd.
Series E, 11.907%, due 04/18/33, Callable: 01/18/24 (3 Month SOFR Rate + 6.512%) (a)(b)	500,000	499,936
OHA Credit Funding 8 Ltd.
Series 2021-8, 7.557%, due 01/18/34, Callable: 01/18/24 (3 Month SOFR Rate + 2.162%) (a)(b)	250,000	248,207
OHA Credit Partners XIII Ltd.
Series D-R, 8.874%, due 10/25/34, Callable: 01/21/24 (3 Month SOFR Rate + 3.462%) (a)(b)	500,000	499,972

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
OHA Loan Funding 2013-1 Ltd.
Series FLT, 7.744%, due 07/23/31, Callable: 01/23/24 (3 Month SOFR Rate + 2.332%) (a)(b)	$500,000	$499,964
Palmer Square CLO 2023-1 Ltd.
Series C, 8.666%, due 01/20/36, Callable: 01/20/25 (3 Month SOFR Rate + 3.250%) (a)(b)	500,000	503,972
Palmer Square Loan Funding 2022-2 Ltd.
Series B, 7.514%, due 10/15/30, Callable: 01/15/24 (3 Month SOFR Rate + 2.200%) (a)(b)	800,000	795,041
TCI-Flatiron Clo 2018-1 Ltd.
Series C-R, 7.402%, due 01/29/32, Callable: 01/29/24 (3 Month SOFR Rate + 2.012%) (a)(b)	250,000	246,389
TCW CLO 2021-1 Ltd.
Series LTD, 7.577%, due 03/18/34, Callable: 01/20/24 (3 Month SOFR Rate + 2.162%) (a)(b)	250,000	243,452

	Par Value	Value
TCW CLO 2023-1 Ltd.
Series 2023-1, 8.890%, due 04/28/36, Callable: 04/28/25 (3 Month SOFR Rate + 3.500%) (a)(b)	$400,000	$402,958
Wind River 2014-3 CLO Ltd.
Series FLT, 9.074%, due 10/22/31, Callable: 01/22/24 (3 Month SOFR Rate + 3.662%) (a)(b)	500,000	451,053
Total Collateralized Loan Obligations (Cost $12,233,646)		12,087,865

CORPORATE BONDS — 19.0%
Basic Materials — 0.9%
Arsenal AIC Parent LLC
8.000%, due 10/01/30, Callable: 10/01/26 (b)	20,000	21,000
ASP Unifrax Holdings, Inc.
5.250%, due 09/30/28, Callable: 09/30/24 (b)	15,000	10,913
ATI, Inc.
7.250%, due 08/15/30, Callable: 08/15/26	25,000	25,937
BHP Billiton Finance USA Ltd.
5.250%, due 09/08/30, Callable: 07/08/30	75,000	77,658
Cleveland-Cliffs, Inc.
6.750%, due 04/15/30, Callable: 04/15/26 (b)	324,000	328,860

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Basic Materials — 0.9% (Continued)
4.875%, due 03/01/31, Callable: 03/01/26 (b)	$117,000	$105,300
Coeur Mining, Inc.
5.125%, due 02/15/29, Callable: 02/15/24 (b)(e)	25,000	22,781
CSN Resources SA
5.875%, due 04/08/32, Callable: 04/08/27 (e)	200,000	172,750
Freeport-McMoRan, Inc.
4.125%, due 03/01/28, Callable: 01/29/24	25,000	23,937
4.375%, due 08/01/28, Callable: 01/29/24	50,000	48,063
4.625%, due 08/01/30, Callable: 08/01/25	105,000	101,456
5.400%, due 11/14/34, Callable: 05/14/34	95,000	95,000
5.450%, due 03/15/43, Callable: 09/15/42	400,000	388,000
Glencore Funding LLC
1.625%, due 04/27/26, Callable: 03/27/26 (b)	50,000	46,355
Illuminate Buyer LLC
9.000%, due 07/01/28, Callable: 01/29/24 (b)	25,000	23,906

	Par Value	Value
Iris Holdings, Inc.
8.750%, due 02/15/26, Callable: 01/29/24 (b)	$25,000	$21,406
Mativ Holdings, Inc.
6.875%, due 10/01/26, Callable: 01/29/24 (b)	25,000	23,969
Novelis Corp.
3.875%, due 08/15/31, Callable: 08/15/26 (b)	25,000	21,969
Sasol Financing USA LLC
5.500%, due 03/18/31, Callable: 03/18/30	200,000	168,000
WR Grace Holdings LLC
5.625%, due 08/15/29, Callable: 08/15/24 (b)	20,000	17,600
		1,744,860
Communications — 1.8%
AMC Networks, Inc.
4.250%, due 02/15/29, Callable: 02/15/24	25,000	19,250
AT&T, Inc.
3.500%, due 09/15/53, Callable: 03/15/53	115,000	83,898
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26, Callable: 01/29/24 (b)	25,000	16,500
CCO Holdings LLC
4.750%, due 03/01/30, Callable: 09/01/24 (b)	40,000	36,450

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Communications — 1.8% (Continued)
4.750%, due 02/01/32, Callable: 02/01/27 (b)	$30,000	$26,287
4.250%, due 01/15/34, Callable: 01/15/28 (b)	25,000	20,250
Charter Communications Operating LLC
4.908%, due 07/23/25, Callable: 04/23/25	160,000	158,456
2.800%, due 04/01/31, Callable: 01/01/31	70,000	58,976
5.750%, due 04/01/48, Callable: 10/01/47	90,000	80,256
5.125%, due 07/01/49, Callable: 01/01/49	305,000	247,919
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29, Callable: 06/01/24 (b)	15,000	12,450
Comcast Corp.
3.400%, due 04/01/30, Callable: 01/01/30	85,000	79,561
CommScope, Inc.
4.750%, due 09/01/29, Callable: 09/01/24 (b)	20,000	13,400
CSC Holdings LLC
5.250%, due 06/01/24	25,000	24,406
Directv Financing LLC
5.875%, due 08/15/27, Callable: 01/29/24 (b)	45,000	42,075

	Par Value	Value
DISH DBS Corp.
5.750%, due 12/01/28, Callable: 12/01/27 (b)	$25,000	$19,938
5.125%, due 06/01/29	25,000	12,812
Expedia Group, Inc.
5.000%, due 02/15/26, Callable: 11/15/25	80,000	79,937
3.250%, due 02/15/30, Callable: 11/15/29	90,000	82,614
Frontier Communications Holdings LLC
5.875%, due 10/15/27, Callable: 01/29/24 (b)	10,000	9,637
5.000%, due 05/01/28, Callable: 05/01/24 (b)	20,000	18,450
GCI LLC
4.750%, due 10/15/28, Callable: 01/16/24 (b)	25,000	22,875
Gray Escrow II, Inc.
5.375%, due 11/15/31, Callable: 11/15/26 (b)	25,000	18,875
Level 3 Financing, Inc.
10.500%, due 05/15/30, Callable: 05/15/26 (b)(e)	15,000	14,550
Liberty Broadband Corp.
3.125%, due 03/31/53, Callable: 04/06/26 (b)	380,000	375,956

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Communications — 1.8% (Continued)
Liberty Media Corp.
2.375%, due 09/30/53, Callable: 09/30/28 (b)	$100,000	$107,934
Match Group Holdings II LLC
4.625%, due 06/01/28, Callable: 01/29/24 (b)	25,000	23,937
4.125%, due 08/01/30, Callable: 05/01/25 (b)	60,000	54,450
McGraw-Hill Education, Inc.
5.750%, due 08/01/28, Callable: 08/01/24 (b)	30,000	28,800
8.000%, due 08/01/29, Callable: 08/01/24 (b)	25,000	23,250
Meta Platforms, Inc.
3.850%, due 08/15/32, Callable: 05/15/32	85,000	80,805
Millennium Escrow Corp.
6.625%, due 08/01/26, Callable: 01/29/24 (b)	25,000	17,750
Netflix, Inc.
5.875%, due 11/15/28	15,000	15,844
News Corp.
3.875%, due 05/15/29, Callable: 05/15/24 (b)	305,000	280,600
5.125%, due 02/15/32, Callable: 02/15/27 (b)	20,000	18,950

	Par Value	Value
Paramount Global
6.250%, due 02/28/57, Callable: 02/28/27 (3 Month U.S. LIBOR + 3.899%) (a)	$25,000	$21,857
6.375%, due 03/30/62, Callable: 03/30/27 (5 Year CMT Rate + 3.999%) (a)	76,000	68,341
Scripps Escrow II, Inc.
3.875%, due 01/15/29, Callable: 01/29/24 (b)	20,000	17,500
Sinclair Television Group, Inc.
4.125%, due 12/01/30, Callable: 12/01/25 (b)	25,000	17,625
Sirius XM Radio, Inc.
5.000%, due 08/01/27, Callable: 01/29/24 (b)	25,000	24,125
4.125%, due 07/01/30, Callable: 07/01/25 (b)	235,000	208,563
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26, Callable: 01/09/24 (b)	20,000	11,600
Stagwell Global LLC
5.625%, due 08/15/29, Callable: 08/15/24 (b)	25,000	22,937
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 01/09/24	85,000	80,559

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Communications — 1.8% (Continued)
2.625%, due 02/15/29, Callable: 02/15/24	$90,000	$81,164
3.375%, due 04/15/29, Callable: 04/15/24	95,000	88,388
2.875%, due 02/15/31, Callable: 02/15/26	85,000	74,898
3.500%, due 04/15/31, Callable: 04/15/26	190,000	173,638
Townsquare Media, Inc.
6.875%, due 02/01/26, Callable: 01/29/24 (b)	30,000	29,400
Uber Technologies Inc
0.875%, due 12/01/28 (b)	162,000	176,507
Uber Technologies, Inc.
8.000%, due 11/01/26, Callable: 01/29/24 (b)	115,000	116,725
Univision Communications, Inc.
6.625%, due 06/01/27, Callable: 01/09/24 (b)	25,000	24,844
7.375%, due 06/30/30, Callable: 06/30/25 (b)	20,000	19,950
Viavi Solutions, Inc.
3.750%, due 10/01/29, Callable: 10/01/24 (b)	25,000	21,844

	Par Value	Value
Zayo Group Holdings, Inc.
4.000%, due 03/01/27, Callable: 01/29/24 (b)	$25,000	$20,094
		3,528,657
Consumer, Cyclical — 2.8%
Allison Transmission, Inc.
5.875%, due 06/01/29, Callable: 06/01/24 (b)	25,000	24,844
American Airlines Group, Inc.
6.500%, due 07/01/25	225,000	249,840
American Airlines, Inc.
8.500%, due 05/15/29, Callable: 11/15/25 (b)	30,000	31,650
Arko Corp.
5.125%, due 11/15/29, Callable: 11/15/24 (b)	25,000	21,562
Asbury Automotive Group, Inc.
4.750%, due 03/01/30, Callable: 03/01/25	25,000	23,250
Ashton Woods USA LLC
4.625%, due 08/01/29, Callable: 08/01/24 (b)	25,000	22,437
Bath & Body Works, Inc.
6.750%, due 07/01/36	25,000	25,250
BCPE Empire Holdings, Inc.
7.625%, due 05/01/27, Callable: 01/29/24 (b)	35,000	33,687
Burlington Stores, Inc.
1.250%, due 12/15/27 (b) (e)	160,000	181,062

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Cyclical — 2.8% (Continued)
Caesars Entertainment, Inc.
6.250%, due 07/01/25, Callable: 01/09/24 (b)(e)	$25,000	$25,063
4.625%, due 10/15/29, Callable: 10/15/24 (b)	30,000	26,962
Carrols Restaurant Group, Inc.
5.875%, due 07/01/29, Callable: 07/01/24 (b)	25,000	21,969
CCM Merger, Inc.
6.375%, due 05/01/26, Callable: 01/29/24 (b)	25,000	24,375
Dealer Tire LLC
8.000%, due 02/01/28, Callable: 01/29/24 (b)	5,000	4,925
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 06/10/28	68,374	59,838
Delta Air Lines, Inc.
2.900%, due 10/28/24, Callable: 09/28/24	80,000	77,900
7.375%, due 01/15/26, Callable: 12/15/25	35,000	36,181
4.375%, due 04/19/28, Callable: 01/19/28	25,000	24,188
Dollar Tree, Inc.
4.000%, due 05/15/25, Callable: 03/15/25	160,000	157,116

		Par Value	Value
Dream Finders Homes, Inc.
8.250%, due 08/15/28, Callable: 08/15/25 (b)		$20,000	$21,000
Ferrellgas LP
5.375%, due 04/01/26, Callable: 01/29/24 (b)		20,000	19,600
Fertitta Entertainment LLC
6.750%, due 01/15/30, Callable: 01/15/25 (b)		20,000	17,550
Ford Motor Co.
3.250%, due 02/12/32, Callable: 11/12/31		170,000	140,815
Ford Motor Credit Co. LLC
2.748%, due 06/14/24	GBP	100,000	125,412
4.950%, due 05/28/27, Callable: 04/28/27		$200,000	195,300
4.125%, due 08/17/27, Callable: 06/17/27		300,000	284,510
3.625%, due 06/17/31, Callable: 03/17/31		245,000	210,732
General Motors Financial Co., Inc.
2.400%, due 10/15/28, Callable: 08/15/28		90,000	79,914
Golden Entertainment, Inc.
7.625%, due 04/15/26, Callable: 01/29/24 (b)		25,000	25,062
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30, Callable: 01/15/25		160,000	154,600

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Cyclical — 2.8% (Continued)
4.000%, due 05/01/31, Callable: 05/01/26 (b)	$25,000	$22,875
3.625%, due 02/15/32, Callable: 08/15/26 (b)	100,000	87,000
Hyatt Hotels Corp.
6.000%, due 04/23/30, Callable: 01/23/30	223,000	230,954
Hyundai Capital America
5.680%, due 06/26/28, Callable: 05/26/28 (b)	60,000	60,944
Installed Building Products, Inc.
5.750%, due 02/01/28, Callable: 01/16/24 (b)	25,000	24,125
Interface, Inc.
5.500%, due 12/01/28, Callable: 01/16/24 (b)	25,000	23,250
LCM Investments Holdings II LLC
4.875%, due 05/01/29, Callable: 05/01/24 (b)	25,000	23,187
Lowe’s Cos., Inc.
5.625%, due 04/15/53, Callable: 10/15/52	25,000	26,235
M/I Homes, Inc.
3.950%, due 02/15/30, Callable: 08/15/29	25,000	22,250

	Par Value	Value
Macy’s Retail Holdings LLC
6.125%, due 03/15/32, Callable: 03/15/27 (b)	$25,000	$23,625
Marriott International, Inc.
3.125%, due 06/15/26, Callable: 03/15/26	80,000	76,774
Marriott Vacations Worldwide Corp.
3.250%, due 12/15/27	165,000	146,922
McDonald’s Corp.
3.600%, due 07/01/30, Callable: 04/01/30	40,000	37,875
MGM Resorts International
4.750%, due 10/15/28, Callable: 07/15/28	45,000	42,750
Midwest Gaming Borrower LLC
4.875%, due 05/01/29, Callable: 05/01/24 (b)	40,000	36,800
Murphy Oil USA, Inc.
5.625%, due 05/01/27, Callable: 01/29/24	25,000	24,719
Premier Entertainment Sub LLC
5.625%, due 09/01/29, Callable: 09/01/24 (b)	65,000	51,350
5.875%, due 09/01/31, Callable: 09/01/26 (b)	97,000	74,811
Raising Cane’s Restaurants LLC
9.375%, due 05/01/29, Callable: 11/01/25 (b)	25,000	26,531

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Cyclical — 2.8% (Continued)
Ritchie Bros Holdings, Inc.
7.750%, due 03/15/31, Callable: 03/15/26 (b)	$25,000	$26,656
Sally Holdings LLC
5.625%, due 12/01/25, Callable: 01/29/24	25,000	24,875
Scientific Games Holdings LP
6.625%, due 03/01/30, Callable: 03/01/25 (b)	70,000	66,062
Scientific Games International, Inc.
7.000%, due 05/15/28, Callable: 01/16/24 (b)	25,000	25,156
7.250%, due 11/15/29, Callable: 11/15/24 (b)	25,000	25,625
Sonic Automotive, Inc.
4.625%, due 11/15/29, Callable: 11/15/24 (b)	70,000	63,700
Southwest Airlines Co.
1.250%, due 05/01/25	180,000	181,679
SRS Distribution, Inc.
4.625%, due 07/01/28, Callable: 07/01/24 (b)	30,000	28,462
6.125%, due 07/01/29, Callable: 07/01/24 (b)	25,000	23,188

	Par Value	Value
Staples, Inc.
7.500%, due 04/15/26, Callable: 01/29/24 (b)	$35,000	$32,463
Station Casinos LLC
4.500%, due 02/15/28, Callable: 01/29/24 (b)	25,000	23,563
STL Holding Co. LLC
7.500%, due 02/15/26, Callable: 01/16/24 (b)	25,000	24,313
Suburban Propane Partners LP
5.000%, due 06/01/31, Callable: 06/01/26 (b)	30,000	27,300
Taylor Morrison Communities, Inc.
5.125%, due 08/01/30, Callable: 02/01/30 (b)	25,000	24,125
Tempur Sealy International, Inc.
3.875%, due 10/15/31, Callable: 10/15/26 (b)	25,000	21,063
The Gap, Inc.
3.875%, due 10/01/31, Callable: 10/01/26 (b)	25,000	20,437
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31, Callable: 04/15/31	20,000	18,100
The Michaels Cos., Inc
5.250%, due 05/01/28, Callable: 01/09/24 (b)	50,000	39,500

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Cyclical — 2.8% (Continued)
The William Carter Co.
5.625%, due 03/15/27, Callable: 01/29/24 (b)	$25,000	$24,688
Travel + Leisure Co.
6.625%, due 07/31/26, Callable: 04/30/26 (b)	69,000	69,690
4.500%, due 12/01/29, Callable: 09/01/29 (b)	170,000	151,300
United Airlines Holdings, Inc.
4.875%, due 01/15/25	25,000	24,688
Victoria’s Secret & Co.
4.625%, due 07/15/29, Callable: 07/15/24 (b)	20,000	16,625
White Cap Buyer LLC
6.875%, due 10/15/28, Callable: 01/29/24 (b)	25,000	24,094
WMG Acquisition Corp.
3.000%, due 02/15/31, Callable: 02/15/26 (b)	345,000	295,838
Wynn Las Vegas LLC
5.250%, due 05/15/27, Callable: 02/15/27 (b)(e)	25,000	24,281
Yum! Brands, Inc.
4.750%, due 01/15/30, Callable: 10/15/29 (b)	307,000	297,023

	Par Value	Value
3.625%, due 03/15/31, Callable: 12/15/30	$395,000	$355,500
4.625%, due 01/31/32, Callable: 10/01/26	175,000	163,406
		5,552,971
Consumer, Non-cyclical — 3.3%
AbbVie, Inc.
4.700%, due 05/14/45, Callable: 11/14/44	175,000	166,741
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28, Callable: 01/29/24 (b)	25,000	24,687
AdaptHealth LLC
5.125%, due 03/01/30, Callable: 03/01/25 (b)	25,000	19,687
AHP Health Partners, Inc.
5.750%, due 07/15/29, Callable: 07/15/24 (b)	25,000	21,687
Albertsons Cos., Inc.
3.500%, due 03/15/29, Callable: 01/29/24 (b)	25,000	22,687
Allied Universal Holdco LLC
6.625%, due 07/15/26, Callable: 01/29/24 (b)	35,000	34,650
9.750%, due 07/15/27, Callable: 01/29/24 (b)	20,000	19,550
Alta Equipment Group, Inc.
5.625%, due 04/15/26, Callable: 01/29/24 (b)	25,000	24,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Non-cyclical — 3.3% (Continued)
AmWINS Group, Inc.
5.250%, due 03/02/30, Callable: 01/02/30	$40,000	$41,061
APi Group DE, Inc.
4.750%, due 10/15/29, Callable: 10/15/24 (b)	25,000	23,437
Avis Budget Car Rental LLC
8.000%, due 02/15/31, Callable: 11/15/26 (b)	25,000	24,969
B&G Foods, Inc.
5.250%, due 09/15/27, Callable: 01/29/24	25,000	22,594
Bausch & Lomb Escrow Corp.
8.375%, due 10/01/28, Callable: 10/01/25 (b)	65,000	68,575
Becton Dickinson & Co.
4.693%, due 02/13/28, Callable: 01/13/28	70,000	70,212
BellRing Brands, Inc.
7.000%, due 03/15/30, Callable: 03/15/27 (b)	25,000	25,844
Centene Corp.
4.625%, due 12/15/29, Callable: 12/15/24	90,000	86,513
3.375%, due 02/15/30, Callable: 02/15/25	305,000	273,356
3.000%, due 10/15/30, Callable: 07/15/30	285,000	246,525

	Par Value	Value
2.500%, due 03/01/31, Callable: 12/01/30	$275,000	$229,649
Community Health Systems, Inc.
6.000%, due 01/15/29, Callable: 01/16/24 (b)	25,000	22,375
5.250%, due 05/15/30, Callable: 05/15/25 (b)	25,000	20,750
Constellation Brands, Inc.
3.150%, due 08/01/29, Callable: 05/01/29	85,000	78,892
Coty, Inc.
5.000%, due 04/15/26, Callable: 01/29/24 (b)	30,000	29,475
6.625%, due 07/15/30, Callable: 07/16/26 (b)	30,000	30,900
CPI CG, Inc.
8.625%, due 03/15/26, Callable: 01/29/24 (b)	25,000	24,094
CVS Health Corp.
5.125%, due 02/21/30, Callable: 12/21/29	20,000	20,258
5.300%, due 06/01/33, Callable: 03/01/33	80,000	82,060
Darling Ingredients, Inc.
6.000%, due 06/15/30, Callable: 06/15/25 (b)	290,000	288,912

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Non-cyclical — 3.3% (Continued)
DaVita, Inc.
4.625%, due 06/01/30, Callable: 06/01/25 (b)	$25,000	$21,812
Duke University
3.299%, due 10/01/46	163,000	128,199
Elevance Health, Inc.
2.375%, due 01/15/25, Callable: 12/15/24	70,000	67,927
4.550%, due 05/15/52, Callable: 11/15/51	30,000	27,292
Encompass Health Corp.
4.750%, due 02/01/30, Callable: 02/01/25	25,000	23,500
Fortrea Holdings, Inc.
7.500%, due 07/01/30, Callable: 07/01/26 (b)	15,000	15,412
Gartner, Inc.
3.750%, due 10/01/30, Callable: 10/01/25 (b)	125,000	110,156
Gilead Sciences, Inc.
5.550%, due 10/15/53, Callable: 04/15/53	25,000	27,071
Graham Holdings Co.
5.750%, due 06/01/26, Callable: 01/09/24 (b)	25,000	24,875
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	365,000	349,031

	Par Value	Value
3.500%, due 09/01/30, Callable: 03/01/30	$666,000	$603,562
5.500%, due 06/01/33, Callable: 03/01/33	150,000	152,007
IQVIA, Inc.
6.250%, due 02/01/29, Callable: 01/01/29 (b)	55,000	57,406
JBS USA Food Co.
3.625%, due 01/15/32, Callable: 01/15/27	200,000	169,500
5.750%, due 04/01/33, Callable: 01/01/33	90,000	88,425
KeHE Distributors LLC
8.625%, due 10/15/26, Callable: 01/29/24 (b)	25,000	25,063
Kraft Heinz Foods Co.
6.875%, due 01/26/39	90,000	103,733
7.125%, due 08/01/39 (b)	95,000	112,549
4.375%, due 06/01/46, Callable: 12/01/45	290,000	253,303
Legacy LifePoint Health LLC
4.375%, due 02/15/27, Callable: 01/29/24 (b)	20,000	18,450
Legends Hospitality Holding Co. LLC
5.000%, due 02/01/26, Callable: 01/29/24 (b)	25,000	24,750
Massachusetts Institute of Technology
2.989%, due 07/01/50, Callable: 01/01/50	110,000	82,965

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Non-cyclical — 3.3% (Continued)
Medline Borrower LP
3.875%, due 04/01/29, Callable: 10/01/24 (b)	$25,000	$22,625
5.250%, due 10/01/29, Callable: 10/01/24 (b)	45,000	42,300
Metis Merger Sub LLC
6.500%, due 05/15/29, Callable: 05/15/24 (b)	30,000	27,000
ModivCare Escrow Issuer, Inc.
5.000%, due 10/01/29, Callable: 10/01/24 (b)	40,000	32,500
ModivCare, Inc.
5.875%, due 11/15/25, Callable: 01/29/24 (b)	25,000	24,750
MPH Acquisition Holdings LLC
5.750%, due 11/01/28, Callable: 01/29/24 (b)	25,000	20,438
NESCO Holdings II, Inc.
5.500%, due 04/15/29, Callable: 04/15/24 (b)	25,000	23,063
Owens & Minor, Inc.
6.625%, due 04/01/30, Callable: 04/01/25 (b)	30,000	28,575
Philip Morris International, Inc.
5.500%, due 09/07/30, Callable: 07/07/30	90,000	92,954

	Par Value	Value
Post Holdings, Inc.
5.625%, due 01/15/28, Callable: 01/16/24 (b)	$265,000	$261,025
5.500%, due 12/15/29, Callable: 12/15/24 (b)	85,000	81,600
4.625%, due 04/15/30, Callable: 04/15/25 (b)	25,000	22,906
4.500%, due 09/15/31, Callable: 09/15/26 (b)	5,000	4,463
President and Fellows of Harvard College
2.517%, due 10/15/50, Callable: 04/15/50	110,000	74,928
Primo Water Holdings, Inc.
4.375%, due 04/30/29, Callable: 04/30/24 (b)	25,000	22,938
Quanta Services, Inc.
2.350%, due 01/15/32, Callable: 10/15/31	100,000	82,836
Select Medical Corp.
6.250%, due 08/15/26, Callable: 01/29/24 (b)	25,000	25,063
Simmons Foods, Inc.
4.625%, due 03/01/29, Callable: 03/01/24 (b)	25,000	21,625
Smithfield Foods, Inc.
4.250%, due 02/01/27, Callable: 11/01/26 (b)	150,000	143,354

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

		Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Consumer, Non-cyclical — 3.3% (Continued)
Sysco Corp.
5.950%, due 04/01/30, Callable: 01/01/30		$75,000	$79,487
Teleflex, Inc.
4.250%, due 06/01/28, Callable: 01/29/24 (b)		25,000	23,688
Tenet Healthcare Corp.
6.250%, due 02/01/27, Callable: 01/16/24		20,000	19,950
6.125%, due 10/01/28, Callable: 01/29/24		25,000	24,813
6.125%, due 06/15/30, Callable: 06/15/25		45,000	45,225
The ADT Security Corp.
4.125%, due 08/01/29, Callable: 08/01/28 (b)		25,000	23,000
Thermo Fisher Scientific, Inc.
0.500%, due 03/01/28, Callable: 12/01/27	EUR	100,000	100,270
Triton Water Holdings, Inc.
6.250%, due 04/01/29, Callable: 04/01/24 (b)		$25,000	21,719
United Natural Foods, Inc.
6.750%, due 10/15/28, Callable: 01/29/24 (b)		20,000	16,150
United Rentals North America, Inc.
4.875%, due 01/15/28, Callable: 01/09/24		105,000	101,981

	Par Value	Value
6.000%, due 12/15/29, Callable: 12/15/25 (b)	$150,000	$151,688
4.000%, due 07/15/30, Callable: 07/15/25	110,000	100,925
3.875%, due 02/15/31, Callable: 08/15/25	230,000	208,437
3.750%, due 01/15/32, Callable: 07/15/26	25,000	22,125
UnitedHealth Group, Inc.
5.050%, due 04/15/53, Callable: 10/15/52	60,000	60,651
4.950%, due 05/15/62, Callable: 11/15/61	35,000	34,415
US Foods, Inc.
7.250%, due 01/15/32, Callable: 09/15/26 (b)	35,000	36,444
Varex Imaging Corp.
7.875%, due 10/15/27, Callable: 01/29/24 (b)(e)	25,000	25,125
VT Topco, Inc.
8.500%, due 08/15/30, Callable: 08/15/26 (b)	45,000	46,744
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26, Callable: 01/29/24 (b)	15,000	14,475
Williams Scotsman International, Inc.
4.625%, due 08/15/28, Callable: 01/29/24 (b)	25,000	23,563
		6,766,946

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Energy — 2.3%
Antero Midstream Partners LP
5.750%, due 03/01/27, Callable: 01/16/24 (b)	$45,000	$44,662
Antero Resources Corp.
5.375%, due 03/01/30, Callable: 03/01/25 (b)	25,000	23,875
Archrock Partners LP
6.250%, due 04/01/28, Callable: 01/29/24 (b)	25,000	24,625
Ascent Resources Utica Holdings LLC
5.875%, due 06/30/29, Callable: 09/01/24 (b)	25,000	23,062
BP Capital Markets America, Inc.
4.893%, due 09/11/33, Callable: 06/11/33	80,000	81,084
Callon Petroleum Co.
7.500%, due 06/15/30, Callable: 06/15/25 (b)(e)	30,000	30,300
Cheniere Energy Partners LP
4.000%, due 03/01/31, Callable: 03/01/26	370,000	336,237
Cheniere Energy, Inc.
4.625%, due 10/15/28, Callable: 01/09/24	80,000	78,088
Chesapeake Energy Corp.
5.875%, due 02/01/29, Callable: 02/05/24 (b)	35,000	34,169

	Par Value	Value
Chord Energy Corp.
6.375%, due 06/01/26, Callable: 01/29/24 (b)	$25,000	$25,000
Civitas Resources, Inc.
8.375%, due 07/01/28, Callable: 07/01/25 (b)	20,000	20,800
8.750%, due 07/01/31, Callable: 07/01/26 (b)	190,000	200,925
CNX Midstream Partners LP
4.750%, due 04/15/30, Callable: 04/15/25 (b)	25,000	22,094
CNX Resources Corp.
6.000%, due 01/15/29, Callable: 01/29/24 (b)	35,000	33,337
Colgate Energy Partners III LLC
5.875%, due 07/01/29, Callable: 07/01/24 (b)	25,000	24,250
Columbia Pipelines Operating Co. LLC
6.036%, due 11/15/33, Callable: 08/15/33 (b)	45,000	47,199
Continental Resources, Inc.
5.750%, due 01/15/31, Callable: 07/15/30 (b)	307,000	303,930
2.875%, due 04/01/32, Callable: 01/01/32 (b)	376,000	306,440

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Energy — 2.3% (Continued)
Crescent Energy Finance LLC
7.250%, due 05/01/26, Callable: 01/29/24 (b)	$25,000	$25,250
Crestwood Midstream Partners LP
5.750%, due 04/01/25, Callable: 01/29/24	25,000	24,987
Delek Logistics Partners LP
6.750%, due 05/15/25, Callable: 01/29/24	25,000	24,625
Devon Energy Corp.
5.250%, due 10/15/27, Callable: 01/09/24	17,000	17,187
DT Midstream, Inc.
4.125%, due 06/15/29, Callable: 06/15/24 (b)	25,000	22,875
Earthstone Energy Holdings LLC
8.000%, due 04/15/27, Callable: 04/15/24 (b)	25,000	25,812
Enbridge, Inc.
8.500%, due 01/15/84, Callable: 10/15/33 (5 Year CMT Rate + 4.431%) (a)	210,000	223,058
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28, Callable: 05/01/24 (b)	25,000	24,500
Energy Transfer LP
4.750%, due 01/15/26, Callable: 10/15/25	80,000	79,358

	Par Value	Value
7.125%, Perpetual, Callable: 05/15/30 (5 Year CMT Rate + 5.306%) (a)	$175,000	$161,000
EnLink Midstream LLC
5.375%, due 06/01/29, Callable: 03/01/29	25,000	24,312
EQM Midstream Partners LP
4.750%, due 01/15/31, Callable: 07/15/30 (b)	30,000	27,975
EQT Corp.
3.900%, due 10/01/27, Callable: 07/01/27	67,000	64,152
3.625%, due 05/15/31, Callable: 05/15/30 (b)(e)	350,000	313,250
Hess Midstream Operations LP
4.250%, due 02/15/30, Callable: 02/15/25 (b)	55,000	50,394
Hilcorp Energy I LP
5.750%, due 02/01/29, Callable: 02/01/24 (b)	50,000	48,375
8.375%, due 11/01/33, Callable: 11/01/28 (b)	5,000	5,312
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38	75,000	83,144
Kinder Morgan, Inc.
5.300%, due 12/01/34, Callable: 06/01/34	55,000	54,419

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Energy — 2.3% (Continued)
Kinetik Holdings LP
5.875%, due 06/15/30, Callable: 06/15/25 (b)	$25,000	$24,513
Matador Resources Co.
6.875%, due 04/15/28, Callable: 04/15/25 (b)	25,000	25,438
Moss Creek Resources Holdings, Inc.
7.500%, due 01/15/26, Callable: 01/29/24 (b)	25,000	24,938
Murphy Oil Corp.
6.375%, due 07/15/28, Callable: 07/15/24	25,000	25,000
NGL Energy Operating LLC
7.500%, due 02/01/26, Callable: 01/29/24 (b)	35,000	35,219
Northern Oil and Gas, Inc.
8.750%, due 06/15/31, Callable: 06/15/26 (b)	25,000	25,938
Occidental Petroleum Corp.
3.200%, due 08/15/26, Callable: 06/15/26	31,000	29,256
6.625%, due 09/01/30, Callable: 03/01/30	245,000	260,019
6.125%, due 01/01/31, Callable: 07/01/30	200,000	207,250
7.500%, due 05/01/31	70,000	78,312

	Par Value	Value
ONEOK, Inc.
6.625%, due 09/01/53, Callable: 03/01/53	$35,000	$39,155
Ovintiv, Inc.
6.500%, due 08/15/34	190,000	200,733
6.500%, due 02/01/38	115,000	118,212
Permian Resources Operating LLC
7.000%, due 01/15/32, Callable: 01/15/27 (b)	15,000	15,413
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	70,000	70,175
Sitio Royalties Operating Partnership LP
7.875%, due 11/01/28, Callable: 11/01/25 (b)	15,000	15,488
Southwestern Energy Co.
5.950%, due 01/23/25, Callable: 10/23/24	3,000	2,978
5.375%, due 02/01/29, Callable: 02/01/24	60,000	58,425
SunCoke Energy, Inc.
4.875%, due 06/30/29, Callable: 06/30/24 (b)	30,000	26,925
Sunoco LP
6.000%, due 04/15/27, Callable: 01/29/24	35,000	35,000
4.500%, due 05/15/29, Callable: 05/15/24	40,000	37,400
The Williams Cos., Inc.
3.500%, due 11/15/30, Callable: 08/15/30	30,000	27,483

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Energy — 2.3% (Continued)
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30, Callable: 02/15/30	$30,000	$27,264
Venture Global LNG, Inc.
8.125%, due 06/01/28, Callable: 06/01/25 (b)	45,000	45,225
8.375%, due 06/01/31, Callable: 06/01/26 (b)	15,000	14,925
9.875%, due 02/01/32, Callable: 02/01/27 (b)	15,000	15,619
Western Midstream Operating LP
4.050%, due 02/01/30, Callable: 11/01/29	210,000	196,613
		4,642,978
Financial — 3.9%
Air Lease Corp.
1.875%, due 08/15/26, Callable: 07/15/26	75,000	68,919
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51, Callable: 11/18/50	130,000	86,213
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27, Callable: 01/29/24 (b)	25,000	24,844
Ally Financial, Inc.
6.700%, due 02/14/33, Callable: 11/16/32	25,000	24,784
American Express Co.
5.850%, due 11/05/27, Callable: 10/05/27	75,000	78,150

		Par Value	Value
American Tower Corp.
0.500%, due 01/15/28, Callable: 10/15/27	EUR	100,000	98,385
5.550%, due 07/15/33, Callable: 04/15/33		$80,000	$82,728
AmWINS Group, Inc.
4.875%, due 06/30/29, Callable: 06/30/24 (b)		30,000	27,300
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29, Callable: 04/01/24 (b)		25,000	22,500
Athene Global Funding
5.898%, due 08/19/24 (SOFR Index + 0.560%) (b)		80,000	79,684
Athene Holding Ltd.
5.875%, due 01/15/34, Callable: 10/15/33		85,000	85,975
Bank of America Corp.
3.384%, due 04/02/26, Callable: 04/02/25 (SOFR Rate + 1.330%) (a)		250,000	243,421
2.651%, due 03/11/32, Callable: 03/11/31 (SOFR Rate + 1.220%) (a)		4,000	3,371
2.687%, due 04/22/32, Callable: 04/22/31 (SOFR Rate + 1.320%) (a)		10,000	8,451

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

		Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Financial — 3.9% (Continued)
2.299%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.220%) (a)		$2,000	$1,635
4.571%, due 04/27/33, Callable: 04/27/32 (SOFR Rate + 1.830%) (a)		5,000	4,755
5.288%, due 04/25/34, Callable: 04/25/33 (SOFR Rate + 1.910%) (a)		7,000	7,007
5.872%, due 09/15/34, Callable: 09/15/33 (SOFR Rate + 1.840%) (a)		33,000	34,622
2.482%, due 09/21/36, Callable: 09/21/31 (5 Year CMT Rate + 1.200%) (a)		165,000	130,426
3.846%, due 03/08/37, Callable: 03/08/32 (5 Year CMT Rate + 2.000%) (a)		5,000	4,378
4.375%, due 04/27/72, Callable: Perpetual (5 Year CMT Rate + 2.760%) (a)		19,000	17,005
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39, Callable: 03/19/39	GBP	120,000	113,406
BNG Bank NV
3.300%, due 07/17/28	AUD	305,000	198,882

	Par Value	Value
Boston Properties LP
2.750%, due 10/01/26, Callable: 07/01/26	$28,000	$25,924
BroadStreet Partners, Inc.
5.875%, due 04/15/29, Callable: 04/15/24 (b)	25,000	23,250
Capital One Financial Corp.
4.166%, due 05/09/25, Callable: 05/09/24 (SOFR Rate + 1.370%) (a)	203,000	201,600
Citigroup, Inc.
3.057%, due 01/25/33, Callable: 01/25/32 (SOFR Rate + 1.351%) (a)	140,000	119,208
Corebridge Financial, Inc.
6.875%, due 12/15/52, Callable: 09/15/27 (5 Year CMT Rate + 3.846%) (a)	87,000	86,822
Crown Castle, Inc.
3.650%, due 09/01/27, Callable: 06/01/27	85,000	80,832
Equinix, Inc.
3.900%, due 04/15/32, Callable: 01/15/32	45,000	41,685
2.950%, due 09/15/51, Callable: 03/15/51	75,000	49,612
Freedom Mortgage Corp.
6.625%, due 01/15/27, Callable: 01/29/24 (b)	10,000	9,468

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

		Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Financial — 3.9% (Continued)
Goldman Sachs Group
0.250%, due 01/26/28, Callable: 10/26/27	EUR	75,000	73,308
GTCR AP Finance, Inc.
8.000%, due 05/15/27, Callable: 01/29/24 (b)		$25,000	$25,094
Host Hotels & Resorts LP
3.375%, due 12/15/29, Callable: 09/15/29		185,000	166,123
3.500%, due 09/15/30, Callable: 06/15/30		155,000	138,421
HUB International Ltd.
7.250%, due 06/15/30, Callable: 06/15/26 (b)		15,000	15,787
Icahn Enterprises LP
5.250%, due 05/15/27, Callable: 11/15/26		25,000	22,562
Invitation Homes Operating Partnership LP
2.700%, due 01/15/34, Callable: 10/15/33		105,000	83,806
Iron Mountain, Inc.
7.000%, due 02/15/29, Callable: 08/15/25 (b)		45,000	46,125
4.500%, due 02/15/31, Callable: 02/15/26 (b)		20,000	18,175
JPMorgan Chase & Co.
2.083%, due 04/22/26, Callable: 04/22/25 (SOFR Rate + 1.850%) (a)		500,000	479,069

	Par Value	Value
4.851%, due 07/25/28, Callable: 07/25/27 (SOFR Rate + 1.990%) (a)	$40,000	$40,003
2.963%, due 01/25/33, Callable: 01/25/32 (SOFR Rate + 1.260%) (a)	190,000	162,937
6.254%, due 10/23/34, Callable: 10/23/33 (SOFR Rate + 1.810%) (a)	17,000	18,424
KeyCorp
4.789%, due 06/01/33, Callable: 06/01/32 (SOFR Index + 2.060%) (a)	44,000	40,376
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29, Callable: 06/15/24 (b)	25,000	22,500
MetLife, Inc.
5.250%, due 01/15/54, Callable: 07/15/53	85,000	87,490
Morgan Stanley
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (a)	611,000	586,528
0.985%, due 12/10/26, Callable: 12/10/25 (SOFR Rate + 0.720%) (a)	499,000	459,181

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023
Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Financial — 3.9% (Continued)
5.250%, due 04/21/34, Callable: 04/21/33 (SOFR Rate + 1.870%) (a)	$37,000	$36,972
5.424%, due 07/21/34, Callable: 07/21/33 (SOFR Rate + 1.880%) (a)	3,000	3,032
6.627%, due 11/01/34, Callable: 11/01/33 (SOFR Rate + 2.050%) (a)	4,000	4,430
2.484%, due 09/16/36, Callable: 09/16/31 (SOFR Rate + 1.360%) (a)	185,000	145,983
MPT Operating Partnership LP
3.500%, due 03/15/31, Callable: 03/15/26	25,000	15,531
Nationstar Mortgage Holdings, Inc.
5.125%, due 12/15/30, Callable: 12/15/25 (b)	25,000	22,562
5.750%, due 11/15/31, Callable: 11/15/26 (b)	40,000	37,100
Navient Corp.
5.000%, due 03/15/27, Callable: 09/15/26	20,000	19,300
4.875%, due 03/15/28, Callable: 06/15/27	25,000	23,250

	Par Value	Value
Northern Trust Corp.
3.375%, due 05/08/32, Callable: 05/08/27 (3 Month U.S. LIBOR + 1.131%) (a)	$3,000	$2,770
OneMain Finance Corp.
6.625%, due 01/15/28, Callable: 07/15/27	60,000	60,150
Park Intermediate Holdings LLC
4.875%, due 05/15/29, Callable: 05/15/24 (b)	40,000	37,100
PennyMac Financial Services, Inc.
4.250%, due 02/15/29, Callable: 02/15/24 (b)	20,000	17,975
7.875%, due 12/15/29, Callable: 12/15/26 (b)	20,000	20,550
PRA Group, Inc.
5.000%, due 10/01/29, Callable: 10/01/24 (b)	25,000	20,375
Realogy Group LLC
5.750%, due 01/15/29, Callable: 01/16/24 (b)	25,000	19,437
5.250%, due 04/15/30, Callable: 04/15/25 (b)	20,000	14,700
RHP Hotel Properties LP
7.250%, due 07/15/28, Callable: 07/15/25 (b)	25,000	25,875

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Financial — 3.9% (Continued)
Santander Holdings USA, Inc.
2.490%, due 01/06/28, Callable: 01/06/27 (SOFR Rate + 1.249%) (a)		$85,000	$77,713
SBA Communications Corp.
3.875%, due 02/15/27, Callable: 01/09/24		440,000	419,100
3.125%, due 02/01/29, Callable: 02/01/24 (e)		220,000	197,669
Synchrony Financial
2.875%, due 10/28/31, Callable: 07/28/31		170,000	136,393
The Goldman Sachs Group, Inc.
5.608%, due 09/10/27, Callable: 09/10/26 (SOFR Rate + 0.820%) (a)		160,000	157,158
2.000%, due 11/01/28	EUR	63,000	65,663
The PNC Financial Services Group, Inc.
6.250%, Perpetual, Callable: 03/15/30 (7 Year CMT Rate + 2.808%) (a)		$203,000	189,297
6.000%, Perpetual, Callable: 05/15/27 (5 Year CMT Rate + 3.000%) (a)		46,000	43,470
Truist Financial Corp.
5.867%, due 06/08/34, Callable: 06/08/33 (SOFR Rate + 2.361%) (a)		31,000	31,667

	Par Value	Value
4.800%, Perpetual, Callable: 09/01/24 (5 Year CMT Rate + 3.003%) (a)	$25,000	$22,875
5.100%, Perpetual, Callable: 03/01/30 (10 Year CMT Rate + 4.349%) (a)	28,000	25,305
United Wholesale Mortgage LLC
5.750%, due 06/15/27, Callable: 06/15/24 (b)	25,000	24,375
Uniti Group LP	25,000	25,250
10.500%, due 02/15/28, Callable: 09/15/25 (b)
US Bancorp	195,000	153,075
3.700%, Perpetual, Callable: 01/15/27 (5 Year CMT Rate + 2.541%) (a)
VICI Properties LP	105,000	98,569
4.625%, due 12/01/29, Callable: 12/01/24 (b)
4.125%, due 08/15/30, Callable: 02/15/25 (b)	165,000	150,150
5.125%, due 05/15/32, Callable: 02/15/32	175,000	170,187
Wells Fargo & Co.
4.540%, due 08/15/26, Callable: 08/15/25 (SOFR Rate + 1.560%) (a)	519,000	513,768
4.808%, due 07/25/28, Callable: 07/25/27 (SOFR Rate + 1.980%) (a)	35,000	34,747

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Financial — 3.9% (Continued)
5.574%, due 07/25/29, Callable: 07/25/28 (SOFR Rate + 1.740%) (a)	$95,000	$97,016
5.389%, due 04/24/34, Callable: 04/24/33 (SOFR Rate + 2.020%) (a)	35,000	35,095
5.557%, due 07/25/34, Callable: 07/25/33 (SOFR Rate + 1.990%) (a)	5,000	5,073
6.491%, due 10/23/34, Callable: 10/23/33 (SOFR Rate + 2.060%) (a)	25,000	27,191
Welltower, Inc.
2.050%, due 01/15/29, Callable: 11/15/28	90,000	79,231
Willis North America, Inc.
4.500%, due 09/15/28, Callable: 06/15/28	80,000	77,707
XHR LP
4.875%, due 06/01/29, Callable: 06/01/24 (b)	25,000	22,938
		7,978,925
Industrial — 1.8%
Advanced Drainage Systems, Inc.
6.375%, due 06/15/30, Callable: 07/15/25 (b)	55,000	55,481
AECOM
5.125%, due 03/15/27, Callable: 12/15/26	255,000	252,450

	Par Value	Value
AmeriTex Holdco Intermediate LLC
10.250%, due 10/15/28, Callable: 10/15/25 (b)	$15,000	$15,319
Ball Corp.
6.875%, due 03/15/28, Callable: 11/15/24	300,000	310,125
2.875%, due 08/15/30, Callable: 05/15/30 (e)	380,000	324,900
Berry Global, Inc.
5.625%, due 07/15/27, Callable: 01/29/24 (b)	95,000	94,287
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 02/01/26, Callable: 01/29/24 (b)	25,000	24,875
Builders FirstSource, Inc.
5.000%, due 03/01/30, Callable: 03/01/25 (b)	25,000	24,094
6.375%, due 06/15/32, Callable: 06/15/27 (b)	25,000	25,531
Carrier Global Corp.
6.200%, due 03/15/54, Callable: 09/15/53 (b)	5,000	5,818
Chart Industries, Inc.
7.500%, due 01/01/30, Callable: 01/01/26 (b)	25,000	26,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Industrial — 1.8% (Continued)
Clean Harbors, Inc.
6.375%, due 02/01/31, Callable: 02/01/26 (b)	$25,000	$25,375
CSX Corp.
3.800%, due 11/01/46, Callable: 05/01/46	100,000	83,018
Emerald Debt Merger Sub LLC
6.625%, due 12/15/30, Callable: 06/15/26 (b)	25,000	25,500
Energizer Holdings, Inc.
4.750%, due 06/15/28, Callable: 01/29/24 (b)	25,000	23,125
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28, Callable: 05/01/24 (b)	25,000	23,875
7.875%, due 12/01/30, Callable: 12/01/26 (b)	40,000	41,550
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29, Callable: 06/01/24 (b)	25,000	22,781
Graham Packaging Co., Inc.
7.125%, due 08/15/28, Callable: 01/29/24 (b)	25,000	22,500

	Par Value	Value
Griffon Corp.
5.750%, due 03/01/28, Callable: 01/29/24	$30,000	$29,400
Howmet Aerospace, Inc.
5.900%, due 02/01/27	25,000	25,625
Imola Merger Corp.
4.750%, due 05/15/29, Callable: 05/15/24 (b)	25,000	23,594
John Deere Capital Corp.
4.700%, due 06/10/30	80,000	81,141
Lima Metro Line 2 Finance Ltd.
5.875%, due 07/05/34	88,848	87,626
Madison IAQ LLC
4.125%, due 06/30/28, Callable: 06/30/24 (b)	30,000	27,300
Maxim Crane Works Holdings Capital LLC
11.500%, due 09/01/28, Callable: 09/01/25 (b)	25,000	25,844
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28, Callable: 01/29/24 (b)	25,000	24,938
Owens Corning
4.400%, due 01/30/48, Callable: 07/30/47	100,000	86,812
Owens-Brockway Glass Container, Inc.
7.250%, due 05/15/31, Callable: 05/15/26 (b)	25,000	25,313

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Industrial — 1.8% (Continued)
Packaging Corp of America
3.000%, due 12/15/29, Callable: 09/15/29	$90,000	$81,374
Pactiv Evergreen Group Issuer LLC
4.375%, due 10/15/28, Callable: 10/15/24 (b)	30,000	28,050
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	40,000	39,686
Penske Truck Leasing Co. LP
4.200%, due 04/01/27, Callable: 01/01/27 (b)	80,000	77,340
PGT Innovations, Inc.
4.375%, due 10/01/29, Callable: 10/01/24 (b)	25,000	24,906
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29, Callable: 10/15/24 (b)	25,000	22,781
Sealed Air Corp.
4.000%, due 12/01/27, Callable: 09/01/27 (b)	25,000	23,469
5.000%, due 04/15/29, Callable: 04/15/25 (b)	100,000	96,250
Sensata Technologies, Inc.
3.750%, due 02/15/31, Callable: 02/15/26 (b)	25,000	21,875

	Par Value	Value
Smyrna Ready Mix Concrete LLC
8.875%, due 11/15/31, Callable: 11/15/26 (b)	$25,000	$26,281
Spirit AeroSystems, Inc.
9.750%, due 11/15/30, Callable: 11/15/26 (b)	15,000	16,125
Standard Industries, Inc.
3.375%, due 01/15/31, Callable: 07/15/25 (b)	25,000	21,375
Summit Materials LLC
5.250%, due 01/15/29, Callable: 01/09/24 (b)	25,000	24,188
The Boeing Co.
2.950%, due 02/01/30, Callable: 11/01/29	90,000	81,020
5.150%, due 05/01/30, Callable: 02/01/30	485,000	493,380
5.805%, due 05/01/50, Callable: 11/01/49	145,000	150,713
TransDigm, Inc.
5.500%, due 11/15/27, Callable: 01/29/24	60,000	58,800
7.125%, due 12/01/31, Callable: 12/01/26 (b)	320,000	335,200
Trident TPI Holdings, Inc.
12.750%, due 12/31/28, Callable: 12/31/25 (b)	25,000	26,719

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Industrial — 1.8% (Continued)
Veralto Corp.
5.350%, due 09/18/28, Callable: 08/18/28 (b)	$80,000	$81,558
Weekley Homes LLC
4.875%, due 09/15/28, Callable: 01/29/24 (b)	25,000	23,375
WRKCo, Inc.
3.750%, due 03/15/25, Callable: 01/15/25	80,000	78,514
XPO, Inc.
7.125%, due 06/01/31, Callable: 06/01/26 (b)	30,000	31,050
		3,728,351
Technology — 0.8%
AthenaHealth Group, Inc.
6.500%, due 02/15/30, Callable: 02/15/25 (b)	20,000	18,100
Broadcom, Inc.
3.500%, due 02/15/41, Callable: 08/15/40 (b)	210,000	166,608
CDW LLC
4.250%, due 04/01/28, Callable: 01/29/24	40,000	38,400
Central Parent LLC
8.000%, due 06/15/29, Callable: 06/15/25 (b)	20,000	20,825

		Par Value	Value
Clarivate Science Holdings Corp.
4.875%, due 07/01/29, Callable: 06/30/24 (b)		$25,000	$23,375
Cloud Software Group, Inc.
6.500%, due 03/31/29, Callable: 09/30/25 (b)		25,000	23,688
Condor Merger Sub, Inc.
7.375%, due 02/15/30, Callable: 02/15/25 (b)		25,000	22,750
Consensus Cloud Solutions, Inc.
6.500%, due 10/15/28, Callable: 10/15/26 (b)		25,000	22,812
Dell International LLC
8.350%, due 07/15/46, Callable: 01/15/46		110,000	145,233
Entegris, Inc.
3.625%, due 05/01/29, Callable: 05/01/24 (b)		25,000	22,469
Fidelity National Information Services, Inc.
1.000%, due 12/03/28, Callable: 09/03/28	EUR	100,000	99,563
Intuit, Inc.
5.500%, due 09/15/53, Callable: 03/15/53		$75,000	81,873
Marvell Technology, Inc.
5.950%, due 09/15/33, Callable: 06/15/33		75,000	79,500
MSCI, Inc.
3.625%, due 09/01/30, Callable: 03/01/25 (b)		340,000	307,700

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Technology — 0.8% (Continued)
3.875%, due 02/15/31, Callable: 06/01/25 (b)	$155,000	$140,081
3.625%, due 11/01/31, Callable: 11/01/26 (b)	161,000	141,278
3.250%, due 08/15/33, Callable: 08/15/27 (b)	80,000	66,700
NCR Atleos Escrow Corp.
9.500%, due 04/01/29, Callable: 10/01/26 (b)	25,000	26,531
NetApp, Inc.
1.875%, due 06/22/25, Callable: 05/22/25	80,000	76,060
Oracle Corp.
6.250%, due 11/09/32, Callable: 08/09/32	35,000	37,997
3.800%, due 11/15/37, Callable: 05/15/37	25,000	21,212
Virtusa Corp.
7.125%, due 12/15/28, Callable: 01/29/24 (b)	25,000	21,375
Workday, Inc.
3.700%, due 04/01/29, Callable: 02/01/29	85,000	81,566
		1,685,696
Utilities — 1.4%
Adani Transmission Step-One Ltd.
4.250%, due 05/21/36	157,000	123,441

	Par Value	Value
AEP Transmission Co. LLC
5.400%, due 03/15/53, Callable: 09/15/52	$35,000	$36,638
American Water Capital Corp.
3.625%, due 06/15/26 (b)	190,000	189,383
Brazos Securitization LLC
5.014%, due 09/01/31 (b)	183,698	184,512
5.413%, due 09/01/50 (b)	200,000	207,517
Calpine Corp.
4.625%, due 02/01/29, Callable: 02/01/24 (b)	15,000	13,894
CenterPoint Energy, Inc.
4.250%, due 08/15/26 (b)	210,000	210,376
Dominion Energy, Inc.
4.650%, Perpetual, Callable: 12/15/24 (5 Year CMT Rate + 2.993%) (a)	128,000	121,120
DPL, Inc.
4.125%, due 07/01/25, Callable: 04/01/25	225,000	219,937
Duke Energy Carolinas LLC
3.550%, due 03/15/52, Callable: 09/15/51	35,000	26,936
Duke Energy Corp.
4.875%, due 03/16/25, Callable: 09/16/24 (5 Year CMT Rate + 3.388%) (a)	51,000	50,362
5.000%, due 08/15/52, Callable: 02/15/52	25,000	23,379

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
CORPORATE BONDS — 19.0% (Continued)
Utilities — 1.4% (Continued)
Essential Utilities, Inc.
2.704%, due 04/15/30, Callable: 01/15/30	$90,000	$78,811
Exelon Corp.
5.150%, due 03/15/28, Callable: 02/15/28	50,000	50,733
FirstEnergy Corp.
4.150%, due 07/15/27, Callable: 04/15/27	185,000	177,620
7.375%, due 11/15/31	255,000	300,337
JBS USA LUX S.A.
3.750%, due 12/01/31, Callable: 12/01/26	70,000	59,850
Monongahela Power Co.
5.400%, due 12/15/43, Callable: 06/15/43 (b)	85,000	83,551
National Rural Utilities Cooperative Finance Corp.
8.562%, due 04/30/43, Callable: 01/29/24 (3 Month SOFR + 3.172%) (a)	125,000	122,718
NextEra Energy Capital Holdings, Inc.
5.650%, due 05/01/79, Callable: 05/01/29 (3 Month U.S. LIBOR + 3.156%) (a)	110,000	102,988
NRG Energy, Inc.
3.625%, due 02/15/31, Callable: 02/15/26 (b)	40,000	34,300

	Par Value	Value
Pacific Gas and Electric Co.
2.500%, due 02/01/31, Callable: 11/01/30	$100,000	$83,070
Pike Corp.
5.500%, due 09/01/28, Callable: 01/29/24 (b)	30,000	28,575
8.625%, due 01/31/31, Callable: 01/31/27 (b)	15,000	15,750
South Jersey Industries, Inc.
5.020%, due 04/15/31	109,000	88,001
The AES Corp.
3.950%, due 07/15/30, Callable: 04/15/30 (b)	30,000	27,750
The Southern Co.
4.000%, due 01/15/51, Callable: 10/15/25 (5 Year CMT Rate + 3.733%) (a)	130,000	124,699
3.750%, due 09/15/51, Callable: 06/15/26 (5 Year CMT Rate + 2.915%) (a)	90,000	81,694
Vistra Operations Co. LLC
5.625%, due 02/15/27, Callable: 01/09/24 (b)	25,000	24,688
7.750%, due 10/15/31, Callable: 10/15/26 (b)	20,000	20,775
		2,913,405
Total Corporate Bonds (Cost $40,584,872)		38,542,789

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5%
Australia — 1.0%
Asian Development Bank
3.000%, due 10/14/26	AUD	130,000	85,921
Australia Government Bond
1.000%, due 12/21/30	AUD	150,000	84,812
1.500%, due 02/20/32	AUD	455,000	248,882
Inter-American Development Bank
2.750%, due 10/30/25	AUD	115,000	76,331
2.700%, due 01/29/26	AUD	135,000	89,247
International Finance Corp.
4.600%, due 10/19/28	AUD	160,000	110,759
Macquarie Group Ltd.
5.108%, due 08/09/26, Callable: 08/09/25 (SOFR Rate + 2.208%) (a)(b)		$95,000	$94,704
New South Wales Treasury Corp.
1.250%, due 03/20/25	AUD	210,000	138,392
2.000%, due 03/08/33	AUD	175,000	96,799
Nufarm Australia Ltd.
5.000%, due 01/27/30, Callable: 01/27/25 (b)		$25,000	22,688
Queensland Treasury Corp
1.750%, due 07/20/34 (b)	AUD	185,000	96,431
5.250%, due 07/21/36 (b)	AUD	195,000	139,553
Queensland Treasury Corp.
2.750%, due 08/20/27 (b)	AUD	190,000	124,595
South Australian Government Financing Authority
4.750%, due 05/24/38	AUD	160,000	106,292

		Par Value	Value
Treasury Corp of Victoria
2.250%, due 11/20/34	AUD	150,000	80,285
Western Australian Treasury Corp.
1.500%, due 10/22/30	AUD	355,000	204,115
Westpac Banking Corp.
3.020%, due 11/18/36, Callable: 11/18/31 (5 Year CMT Rate + 1.530%) (a)		$100,000	$81,082
			1,880,888
Austria — 0.1%
Republic of Austria Government Bond
2.900%, due 02/20/33 (b)	EUR	205,000	231,582

Bermuda — 0.2%
Digicel Group Holdings Ltd.
0.000%, due 12/31/30		$12,164	11,147
0.000%, due 12/31/30 (d)		38,775	3,241
0.000%, due 12/31/30 (d)		2,155	1,914
0.000%, due 12/31/30 (d)		97,752	—
Geopark Ltd
5.500%, due 01/17/27, Callable: 01/17/24		200,000	176,500
NCL Corp Ltd.
5.875%, due 02/15/27, Callable: 02/15/24 (b)		30,000	29,625
7.750%, due 02/15/29, Callable: 11/15/28 (b)		25,000	25,219
Triton Container International Ltd.
3.250%, due 03/15/32, Callable: 12/15/31		90,000	71,752

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Bermuda — 0.2% (Continued)
Viking Cruises Ltd.
5.875%, due 09/15/27, Callable: 01/29/24 (b)		$45,000	$43,762
9.125%, due 07/15/31, Callable: 07/15/26 (b)		65,000	69,388
Weatherford International Ltd
8.625%, due 04/30/30, Callable: 10/30/24 (b)		10,000	10,375
			442,923
Brazil — 0.7%
Banco do Estado do Rio Grande do Sul SA
5.375%, due 01/28/31, Callable: 01/28/26 (5 Year CMT Rate + 4.928%) (a)		200,000	186,876
Brazil Notas do Tesouro Nacional Serie B
6.000%, due 08/15/50	BRL	190	179,750
Brazil Notas do Tesouro Nacional Serie F
10.000%, due 01/01/25	BRL	2,790	574,683
10.000%, due 01/01/27	BRL	325	67,191
Globo Comunicacao e Participacoes SA
5.500%, due 01/14/32 (b)		$200,000	171,500
Itau Unibanco Holding SA
4.625%, Perpetual, Callable: 02/27/25
(5 Year CMT Rate + 3.222%) (a)(e)		200,000	174,000
			1,354,000

		Par Value	Value
Britain — 1.1%
Lloyds Banking Group PLC
8.000%, Perpetual, Callable: 09/27/29 (5 Year CMT Rate + 3.913%) (a)		$319,000	$319,159
MARB BondCo PLC
3.950%, due 01/29/31, Callable: 01/29/26 (b)		200,000	159,947
3.950%, due 01/29/31, Callable: 01/29/26		200,000	159,976
Nordic Investment Bank
1.875%, due 04/10/24 (SOFR Rate + 0.000%)	NOK	980,000	95,777
United Kingdom Gilt
0.250%, due 01/31/25	GBP	180,000	219,525
4.250%, due 12/07/27	GBP	135,000	177,412
Vedanta Resources Finance II PLC
9.250%, due 04/23/26, Callable: 01/29/24 (b)		$200,000	121,250
Virgin Media Finance PLC
5.000%, due 07/15/30, Callable: 07/15/25 (b)		200,000	173,500
Virgin Media Secured Finance PLC
5.500%, due 05/15/29, Callable: 05/15/24 (b)		276,000	263,235
4.500%, due 08/15/30, Callable: 08/15/25 (b)		200,000	177,219

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Britain — 1.1% (Continued)
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31, Callable: 01/31/26 (b)	EUR	150,000	152,000
4.250%, due 01/31/31, Callable: 01/31/26 (b)		$215,000	$187,588
			2,206,588
Canada — 3.2%
1011778 BC ULC 3.875%, due 01/15/28, Callable: 01/29/24 (b)		167,000	157,398
3.500%, due 02/15/29, Callable: 02/15/24 (b)		336,000	308,280
4.000%, due 10/15/30, Callable: 10/15/25 (b)		476,000	424,830
1375209 BC Ltd.
9.000%, due 01/30/28, Callable: 01/09/24 (b)		3,000	2,910
Air Canada CVRT
4.000%, due 07/01/25 (e)		100,000	112,398
Bank of Montreal
3.803%, due 12/15/32, Callable: 12/15/27 (5 Year Swap Rate + 1.432%) (a)		85,000	78,154
7.325%, due 11/26/82, Callable: 11/26/27 (5 Year Canadian Government Bond Rate + 4.098%) (a)	CAD	270,000	203,481

		Par Value	Value
Bausch Health Cos., Inc.
6.125%, due 02/01/27, Callable: 02/01/24 (b)		$20,000	$13,450
11.000%, due 09/30/28 (b)		5,000	3,575
14.000%, due 10/15/30, Callable: 10/15/25 (b)		1,000	560
Bombardier Inc
8.750%, due 11/15/30, Callable: 11/15/26 (b)		25,000	26,625
Bombardier, Inc.
7.875%, due 04/15/27, Callable: 01/29/24 (b)		10,000	9,987
7.500%, due 02/01/29, Callable: 02/01/26 (b)(e)		15,000	15,263
Canacol Energy Ltd
5.750%, due 11/24/28, Callable: 11/24/24		200,000	145,750
Canadian Government Bond
1.500%, due 09/01/24	CAD	25,000	18,478
1.250%, due 03/01/25	CAD	465,000	338,893
0.500%, due 12/01/30	CAD	165,000	104,697
Cascades, Inc.
5.375%, due 01/15/28, Callable: 01/29/24 (b)		$25,000	24,188
Cenovus Energy, Inc.
3.500%, due 02/07/28, Callable: 12/07/27	CAD	100,000	72,400

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Canada — 3.2% (Continued)
5.250%, due 06/15/37, Callable: 12/15/36		$17,000	$16,289
6.750%, due 11/15/39 .		434,000	474,668
5.400%, due 06/15/47, Callable: 12/15/46		92,000	87,272
CPPIB Capital, Inc. 2.250%, due 12/01/31 (b)	CAD	145,000	98,637
Emera, Inc.
6.750%, due 06/15/76, Callable: 06/15/26 (3 Month U.S. LIBOR + 5.440%) (a)		$260,000	255,125
Enbridge, Inc.
3.125%, due 11/15/29, Callable: 08/15/29		215,000	196,422
Enerflex Ltd.
9.000%, due 10/15/27, Callable: 10/15/24 (b)		25,000	24,125
Garda World Security Corp.
6.000%, due 06/01/29, Callable: 06/01/24 (b)		35,000	31,150
GFL Environmental Inc
6.750%, due 01/15/31, Callable: 01/15/27 (b)		15,000	15,450
GFL Environmental, Inc.
4.000%, due 08/01/28, Callable: 01/09/24 (b)		25,000	23,031

		Par Value	Value
Hudbay Minerals, Inc.
4.500%, due 04/01/26, Callable: 01/29/24 (b)		$25,000	$24,125
Intelligent Packaging Ltd.
6.000%, due 09/15/28, Callable: 01/29/24 (b)		25,000	23,250
Inter-American Development Bank
4.600%, due 03/01/29	CAD	120,000	95,235
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	130,000	95,308
5.000%, due 06/22/26	NZD	365,000	232,610
1.800%, due 01/19/27	CAD	145,000	103,351
4.250%, due 09/18/30	CAD	95,000	74,737
Mattamy Group Corp.
4.625%, due 03/01/30, Callable: 03/01/25 (b)		$45,000	41,344
NOVA Chemicals Corp
8.500%, due 11/15/28, Callable: 11/15/25 (b)		25,000	26,250
Open Text Corp.
3.875%, due 02/15/28, Callable: 01/29/24 (b)		25,000	23,031
Parkland Corp.
4.500%, due 10/01/29, Callable: 10/01/24 (b)		40,000	36,700
Province of Alberta Canada
0.625%, due 04/18/25	EUR	100,000	107,013

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Canada — 3.2% (Continued)
Province of British Columbia Canada
4.200%, due 07/06/33		$145,000	$143,469
Province of Ontario Canada
1.350%, due 12/02/30	CAD	450,000	293,491
3.450%, due 06/02/45	CAD	210,000	145,042
Province of Quebec Canada
0.200%, due 04/07/25	EUR	100,000	106,432
4.500%, due 09/08/33		$153,000	154,833
Royal Bank of Canada
4.200%, Perpetual, Callable: 02/24/27 (5 Year Canadian Government Rate + 2.710%) (a)	CAD	200,000	114,115
Superior Plus LP
4.500%, due 03/15/29, Callable: 03/15/24 (b)		$30,000	27,150
Taseko Mines Ltd.
7.000%, due 02/15/26, Callable: 01/29/24 (b)		25,000	23,656
The Bank of Nova Scotia
3.450%, due 04/11/25		160,000	156,661
8.625%, due 10/27/82, Callable: 10/27/27 (5 Year CMT Rate + 4.389%) (a)		200,000	208,086
The Toronto-Dominion Bank
2.667%, due 09/09/25	CAD	264,000	192,623
4.693%, due 09/15/27		$160,000	159,883

	Par Value	Value
8.125%, due 10/31/82, Callable: 10/31/27 (5 Year CMT Rate + 4.075%) (a)	$205,000	$212,174
TransAlta Corp.
7.750%, due 11/15/29, Callable: 11/15/25	25,000	26,531
TransCanada PipeLines Ltd.
4.100%, due 04/15/30, Callable: 01/15/30	310,000	294,454
		6,425,040
Cayman Islands — 0.9%
American Airlines, Inc.
5.500%, due 04/20/26 (b)	183,333	181,729
5.750%, due 04/20/29 (b)	195,000	190,125
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27, Callable: 12/15/26 (b)	145,000	134,094
Bioceanico Sovereign Certificate Ltd.
0.000%, due 06/05/34	130,161	92,414
Cosan Overseas Ltd.
8.250%, due 02/05/50, Callable: 02/05/24	200,000	199,500
CSN Inova Ventures
6.750%, due 01/28/28, Callable: 01/29/24 (b)	200,000	194,000
Delta Air Lines, Inc.
4.750%, due 10/20/28 (b)	655,000	645,082
Global Aircraft Leasing Co. Ltd.
7.250%, due 09/15/24, Callable: 01/29/24 (b)	50,072	46,880

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Cayman Islands — 0.9% (Continued)
Rutas 2 and 7 Finance Ltd.
0.000%, due 09/30/36		$173,333	$113,967
Transocean Inc
8.000%, due 02/01/27, Callable: 01/09/24 (b)		15,000	14,700
Transocean Poseidon Ltd.
6.875%, due 02/01/27, Callable: 01/29/24 (b)		33,750	33,581
			1,846,072
Chile — 0.3%
Agrosuper SA 4.600%, due 01/20/32, Callable: 10/20/31 (e)		150,000	129,375
CAP SA
3.900%, due 04/27/31, Callable: 01/27/31		200,000	152,000
Chile Electricity PEC SpA
0.000%, due 01/25/28 (b)		200,000	158,246
Empresa Electrica Angamos SA
4.875%, due 05/25/29 .		95,600	85,084
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		104,860	99,093
			623,798
China — 0.1%
China Government Bond
2.690%, due 08/12/26	CNY	910,000	129,590
The Asian Infrastructure Investment Bank
0.200%, due 12/15/25	GBP	125,000	147,220
			276,810

	Par Value	Value
Colombia — 0.8%
Banco GNB Sudameris SA
7.051%, due 04/03/27, Callable: (5 Year CMT Rate + 4.561%) (a)	$50,000	$47,703
Bancolombia SA
4.625%, due 12/18/29, Callable: 12/18/24 (5 Year CMT Rate + 2.944%) (a)	200,000	184,000
Colombia Government International Bond
3.250%, due 04/22/32, Callable: 01/22/32	205,000	163,908
5.000%, due 06/15/45, Callable: 12/15/44	200,000	154,879
4.125%, due 05/15/51, Callable: 11/15/50 (e)	200,000	133,567
Ecopetrol SA
5.375%, due 06/26/26, Callable: 03/26/26	45,000	44,100
6.875%, due 04/29/30, Callable: 01/29/30	145,000	143,187
4.625%, due 11/02/31, Callable: 08/02/31	140,000	118,650
5.875%, due 05/28/45	45,000	35,550
5.875%, due 11/02/51, Callable: 05/02/51	300,000	226,500
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31, Callable: 11/15/30	400,000	327,000
		1,579,044

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Denmark — 0.1%
Danske Bank A/S
6.466%, due 01/09/26, Callable: 01/09/25 (1 Year CMT Rate + 2.100%) (a)(b)		$200,000	$201,460
Nordic Investment Bank
3.000%, due 08/23/27	NOK	1,060,000	102,321
			303,781
Finland — 0.2%
Finland Government Bond
3.000%, due 09/15/33 (b)	EUR	225,000	257,067
Kuntarahoitus Oyj
5.960%, due 01/10/25 (3 Month NIBOR Rate + 1.250%) (a)	NOK	1,000,000	99,625
			356,692
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe
0.000%, due 02/15/31	EUR	175,000	168,851
0.000%, due 05/15/35	EUR	105,000	91,230
3.250%, due 07/04/42	EUR	55,000	69,341
E.ON SE
0.375%, due 09/29/27,
Callable: 06/29/27	EUR	65,000	65,462
Kreditanstalt fuer Wiederaufbau
2.875%, due 02/17/27	NOK	430,000	41,344
			436,228
Guatemala — 0.2%
Banco Industrial SA
4.875%, due 01/29/31, Callable: 01/29/26 (5 Year CMT Rate + 4.442%) (a)		$150,000	141,562

		Par Value	Value
CT Trust
5.125%, due 02/03/32, Callable: 02/03/27		$200,000	$173,750
			315,312
India — 0.4%
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31, Callable: 08/18/30		177,500	145,328
Adani Ports & Special Economic Zone Ltd.
3.828%, due 02/02/32, Callable: 08/02/31		300,000	232,500
Export-Import Bank of India
3.875%, due 02/01/28 (b)		200,000	192,054
Indian Railway Finance Corp Ltd.
3.249%, due 02/13/30 (b)		200,000	180,411

			750,293
Indonesia — 1.5%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25, Callable: 04/15/25 (b)		225,000	221,344
Indonesia Government International Bond
3.850%, due 10/15/30		200,000	190,250
1.100%, due 03/12/33	EUR	100,000	87,276
3.050%, due 03/12/51		$200,000	152,250
Indonesia Treasury Bond
6.500%, due 06/15/25	IDR	7,762,000,000	504,528
8.375%, due 09/15/26	IDR	1,606,000,000	109,302
5.125%, due 04/15/27	IDR	1,385,000,000	86,822
6.375%, due 08/15/28	IDR	5,707,000,000	369,211
9.000%, due 03/15/29	IDR	1,457,000,000	104,499

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Indonesia — 1.5% (Continued)
8.750%, due 05/15/31	IDR	3,000,000,000	218,088
6.375%, due 04/15/32	IDR	3,726,000,000	239,164
6.625%, due 05/15/33	IDR	1,779,000,000	116,154
7.500%, due 06/15/35	IDR	1,015,000,000	70,181
7.500%, due 05/15/38	IDR	1,447,000,000	100,238
International Finance Corp.
6.300%, due 11/25/24	INR	11,510,000	137,251
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (b)		$200,000	$197,250
Perusahaan Perseroan Persero PT Perusahaan Listrik
Negara 4.125%, due 05/15/27 (b)		250,000	243,437
			3,147,245
Ireland — 0.3%
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28, Callable: 05/15/24 (b)		200,000	174,500
C&W Senior Financing DAC
6.875%, due 09/15/27, Callable: 01/08/24		200,000	187,000
Ireland Government Bond
1.100%, due 05/15/29	EUR	45,000	46,851
Johnson Controls International PLC
0.375%, due 09/15/27, Callable: 07/15/27	EUR	100,000	99,536
LCPR Senior Secured Financing DAC
5.125%, due 07/15/29, Callable: 07/15/24 (b)		$200,000	174,500
			682,387

		Par Value	Value
Isle of Man — 0.1%
AngloGold Ashanti Holdings PLC
3.750%, due 10/01/30, Callable: 07/01/30		$200,000	$173,250
Israel — 0.2%
Bank Hapoalim B.M.
3.255%, due 01/21/32		200,000	172,966
Israel Electric Corp Ltd.
3.750%, due 02/22/32 (b)		200,000	168,750
			341,716
Italy — 0.1%
Republic of Italy Government International Bond
1.250%, due 02/17/26		200,000	184,750
Japan — 0.3%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	49,300,000	350,131
0.005%, due 03/20/27	JPY	25,000,000	176,974
			527,105
Jersey — 0.0% (f)
Adient Global Holdings Ltd.
8.250%, due 04/15/31, Callable: 04/15/26 (b)		$25,000	26,375

Liberia — 0.1%
Royal Caribbean Cruises Ltd.
5.375%, due 07/15/27, Callable: 10/15/26 (b)		25,000	24,625
11.625%, due 08/15/27, Callable: 08/15/24 (b)		60,000	65,400
5.500%, due 04/01/28, Callable: 10/01/27 (b)		240,000	236,400
			326,425

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Luxembourg — 0.9%
Allergan Funding SCS
2.625%, due 11/15/28, Callable: 08/15/28	EUR	100,000	102,954
European Investment Bank
0.250%, due 01/20/32	EUR	230,000	212,452
Guara Norte Sarl
5.198%, due 06/15/34		$171,358	$155,936
International Bank for Reconstruction & Development
1.250%, due 03/16/26	NOK	620,000	57,794
1.200%, due 08/08/34	EUR	360,000	344,040
International Development Association
1.750%, due 02/17/27	NOK	540,000	50,066
MC Brazil Downstream Trading SARL
7.250%, due 06/30/31 (b)		$193,250	150,252
Millicom International Cellular SA
6.250%, due 03/25/29, Callable: 03/25/24		180,000	170,775
Petrorio Luxembourg Trading Sarl
6.125%, due 06/09/26, Callable: 06/09/24 (b)		200,000	196,250
Rede D’or Finance Sarl
4.950%, due 01/17/28, Callable: 10/17/27 (b)		200,000	190,000
Simpar Europe SA
5.200%, due 01/26/31, Callable: 01/26/26		200,000	173,000
Telecom Italia Capital SA
6.375%, due 11/15/33		25,000	24,469

		Par Value	Value
Trinseo Materials Operating SCA
5.125%, due 04/01/29, Callable: 04/01/24 (b)		$20,000	$8,025
			1,836,013
Malaysia — 0.5%
Malaysia Government Bond
3.882%, due 03/14/25	MYR	646,000	141,469
3.906%, due 07/15/26	MYR	535,000	117,641
3.900%, due 11/30/26	MYR	360,000	79,245
3.899%, due 11/16/27	MYR	805,000	177,305
3.733%, due 06/15/28	MYR	400,000	87,478
4.498%, due 04/15/30	MYR	640,000	145,127
3.844%, due 04/15/33	MYR	980,000	213,397
3.828%, due 07/05/34	MYR	360,000	77,920
			1,039,582
Malta — 0.0% (f)
VistaJet Malta Finance PLC
6.375%, due 02/01/30, Callable: 02/01/25 (b)(e)		$25,000	17,375
Mauritius — 0.3%
Greenko Wind Projects Mauritius Ltd.
5.500%, due 04/06/25, Callable: 04/06/24 (b)		205,000	199,619
Network i2i Ltd. 5.650%, Perpetual, Callable: 01/15/25 (5 Year CMT Rate + 4.274%) (a)		200,000	197,000
UPL Corp. Ltd.
4.625%, due 06/16/30		200,000	167,750
			564,369

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Mexico — 1.9%
Banco Mercantil del Norte SA
6.625%, Perpetual, Callable: 01/24/32 (10 Year CMT Rate + 5.034%) (a)		$300,000	$254,250
Banco Nacional de Comercio Exterior SNC
2.720%, due 08/11/31, Callable: 08/11/26 (5 Year CMT Rate + 2.000%) (a)		200,000	170,000
BBVA Bancomer SA/Texas
5.125%, due 01/18/33, Callable: 01/17/28 (5 Year CMT Rate + 2.650%) (a)		200,000	181,002
Becle SAB de CV
2.500%, due 10/14/31, Callable: 07/14/31 (b)		205,000	164,382
Cemex SAB de CV
3.875%, due 07/11/31, Callable: 07/11/26 (b)		200,000	177,750
5.125%, Perpetual,
Callable: 06/08/26 (5 Year CMT Rate + 4.534%) (a)		200,000	189,750
Industrias Penoles SAB de CV
4.150%, due 09/12/29, Callable: 06/12/29		200,000	186,175
Mexican Bonos
5.000%, due 03/06/25	MXN	42,340	239,999
7.750%, due 05/29/31	MXN	211,100	1,166,749
7.500%, due 05/26/33	MXN	84,900	455,714

		Par Value	Value
Mexico Generadora de Energia S de rl
5.500%, due 12/06/32		$252,848	$238,498
Mexico Government International Bond
3.500%, due 02/12/34, Callable: 11/12/33		350,000	296,143
Petroleos Mexicanos
6.750%, due 09/21/47		200,000	131,500
Unifin Financiera SAB de CV
8.875%, Perpetual, Callable: 01/29/25 (5 Year CMT Rate + 6.308%) (a)(d)		200,000	750
			3,852,662
Netherlands — 0.7%
Airbus SE
1.625%, due 06/09/30, Callable: 03/09/30	EUR	100,000	102,060
Braskem Netherlands Finance BV
5.875%, due 01/31/50 (b)		$200,000	139,000
8.500%, due 01/23/81, Callable: 10/24/25 (5 Year CMT Rate + 8.220%) (a)		200,000	173,250
Greenko Dutch BV
3.850%, due 03/29/26, Callable: 01/29/24 (b)		185,000	171,356
Minejesa Capital BV
5.625%, due 08/10/37		400,000	350,000
Mong Duong Finance Holdings BV
5.125%, due 05/07/29, Callable: 01/29/24		230,573	213,856
MV24 Capital BV
6.748%, due 06/01/34		161,272	150,185

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Netherlands — 0.7% (Continued)
NXP BV
3.875%, due 06/18/26, Callable: 04/18/26		$160,000	$155,706
			1,455,413
New Zealand — 0.8%
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	146,484
New Zealand Government Bond
0.500%, due 05/15/24	NZD	435,000	270,062
2.750%, due 04/15/25	NZD	150,000	92,183
0.500%, due 05/15/26	NZD	390,000	225,111
3.500%, due 04/14/33	NZD	665,000	393,779
4.250%, due 05/15/34	NZD	130,000	81,245
New Zealand Local Government Funding Agency Bond
4.700%, due 08/01/28	AUD	155,000	107,191
2.250%, due 05/15/31	NZD	25,000	13,308
3.500%, due 04/14/33	NZD	355,000	200,806
3.000%, due 05/15/35	NZD	215,000	111,907
			1,642,076
Norway — 0.7%
Aker BP ASA
3.750%, due 01/15/30, Callable: 10/15/29 (b)		$185,000	169,581
Kommunalbanken AS
5.250%, due 07/15/24	AUD	108,000	73,823
4.250%, due 07/16/25	AUD	184,000	125,112

		Par Value	Value
Nordea Eiendomskreditt AS
5.120%, due 06/19/24 (3 Month NIBOR Rate + 0.340%) (a)	NOK	1,000,000	98,564
Norway Government Bond
1.750%, due 03/13/25 (b)	NOK	2,230,000	214,091
1.750%, due 02/17/27 (b)	NOK	700,000	65,626
1.250%, due 09/17/31 (b)	NOK	2,425,000	205,962
2.125%, due 05/18/32 (b)	NOK	2,470,000	222,217
Var Energi ASA
7.500%, due 01/15/28, Callable: 12/15/27 (b)		$200,000	$212,324
			1,387,300
Panama — 0.4%
Carnival Corp.
5.750%, due 03/01/27, Callable: 12/01/26 (b)		255,000	247,987
Global Bank Corp.
5.250%, due 04/16/29, Callable: 04/16/28 (3 Month LIBOR Rate + 3.300%) (a)		200,000	178,178
Panama Government International Bond
4.300%, due 04/29/53		300,000	201,750
UEP Penonome II SA
6.500%, due 10/01/38		176,085	132,504
			760,419
Peru — 0.5%
Banco de Credito del Peru S.A.
3.125%, due 07/01/30, Callable: 07/01/25 (5 Year CMT Rate + 3.000%) (a)		190,000	179,075

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Peru — 0.5% (Continued)
Banco Internacional del Peru SAA Interbank
6.625%, due 03/19/29, Callable: 03/19/24 (3 Month LIBOR Rate + 5.760%) (a)		$70,000	$69,650
4.000%, due 07/08/30, Callable: 07/08/25 (5 Year CMT Rate + 3.711%) (a)		200,000	191,250
Cia de Minas Buenaventura SAA
5.500%, due 07/23/26, Callable: 01/29/24		200,000	190,500
Corp. Financiera de Desarrollo SA
5.250%, due 07/15/29, Callable: 07/15/24 (3 Month LIBOR Rate + 5.605%) (a)		200,000	196,500
Petroleos del Peru SA
4.750%, due 06/19/32		200,000	145,000
			971,975
Philippines — 0.6%
Philippine Government Bond
2.625%, due 08/12/25	PHP	18,365,000	314,822
3.625%, due 09/09/25	PHP	6,865,000	119,411
6.125%, due 08/22/28	PHP	10,645,000	193,936
6.750%, due 09/15/32	PHP	9,250,000	175,349
8.000%, due 09/30/35	PHP	3,300,000	69,625
Philippine Government International Bond
0.875%, due 05/17/27	EUR	285,000	288,240
6.250%, due 01/14/36	PHP	5,000,000	85,677
			1,247,060

		Par Value	Value
Puerto Rico — 0.1%
Popular, Inc.
7.250%, due 03/13/28, Callable: 02/13/28		$160,000	$164,658
Qatar — 0.1%
QatarEnergy Trading LLC
2.250%, due 07/12/31, Callable: 04/12/31 (b)		235,000	200,044

Singapore — 0.7%
DBS Group Holdings Ltd.
1.822%, due 03/10/31, Callable: 03/10/26 (5 Year CMT Rate + 1.100%) (a)		200,000	185,424
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (b)		241,380	232,630
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26, Callable: 01/29/24 (b)		220,000	218,625
Oversea-Chinese Banking Corp Ltd.
1.832%, due 09/10/30, Callable: 09/10/25 (5 Year CMT Rate + 1.580%) (a)		200,000	187,903
Pfizer Investment Enterprises Pte Ltd.
4.750%, due 05/19/33, Callable: 02/19/33		60,000	60,150
Singapore Government Bond
2.375%, due 06/01/25	SGD	5,000	3,731
1.250%, due 11/01/26	SGD	95,000	68,705
3.375%, due 09/01/33	SGD	265,000	212,181

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

		Par Value	Value
FOREIGN BONDS — 21.5% (Continued)
Singapore — 0.7% (Continued)
United Overseas Bank Ltd.
1.750%, due 03/16/31, Callable: 03/16/26 (5 Year CMT Rate + 1.520%) (a)		$200,000	$184,518
			1,353,867
South Africa — 0.4%
Republic of South Africa Government Bond
8.875%, due 02/28/35	ZAR	12,025,000	554,962
Republic of South Africa Government International Bond
4.300%, due 10/12/28		$200,000	187,000
			741,962
South Korea — 0.6%
Korea Treasury Bond
2.375%, due 03/10/27	KRW	804,700,000	608,500
2.125%, due 06/10/27	KRW	293,300,000	219,478
3.125%, due 09/10/27	KRW	103,300,000	79,981
1.375%, due 12/10/29	KRW	116,600,000	81,669
4.250%, due 12/10/32	KRW	178,720,000	149,560
3.250%, due 06/10/33	KRW	207,000,000	161,061
			1,300,249
Spain — 0.1%
AI Candelaria Spain SA
7.500%, due 12/15/28, Callable: 09/15/28		$206,250	195,679
Cellnex Telecom SA
1.875%, due 06/26/29, Callable: 03/26/29	EUR	100,000	100,569
			296,248

	Par Value	Value
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
3.875%, due 04/16/50 (b)	$200,000	$167,250
Total Foreign Bonds (Cost $45,626,600)		43,436,826

BANK LOANS — 3.9% (g)
1011778 BC ULC
7.606%, due 09/30/30, Callable: 01/28/24 (1 Month SOFR Rate + 2.250%)	441,292	442,000
AAdvantage Loyalty IP Ltd.
10.427%, due 04/20/28, Callable: 03/24/24 (3 Month SOFR Rate + 4.750%)	238,500	245,376
Abe Investment Holdings, Inc.
9.948%, due 02/19/26, Callable: 01/28/24 (1 Month SOFR Rate + 4.500%)	24,747	24,893
Access CIG LLC
10.388%, due 08/15/28, Callable: 01/28/24 (1 Month SOFR Rate + 5.000%)	9,975	10,004
Acrisure LLC
9.689%, due 02/15/27, Callable: 01/28/24 (1 Month SOFR Rate + 4.250%)	98,000	98,429

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
Acrisure LLC
9.150%, due 02/16/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	$34,819	$34,810
ADMI Corp.
9.213%, due 12/23/27 (1 Month SOFR Rate + 3.750%)	34,873	33,238
Air Canada
9.140%, due 08/11/28, Callable: 01/28/24 (3 Month SOFR Rate + 3.500%)	78,800	79,138
Alliant Holdings Intermediate LLC
8.865%, due 12/07/30, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	99,750	100,318
Allied Universal Holdco LLC
9.206%, due 05/12/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	94,324	94,080
Allspring Buyer LLC
8.887%, due 04/21/28, Callable: 01/28/24 (3 Month SOFR Rate + 3.250%)	100,231	100,035

	Par Value	Value
Altice France SA
10.894%, due 08/15/28, Callable: 01/28/24 (1 Month SOFR Rate + 5.500%)	$19,900	$17,935
American Airlines, Inc.
8.70%, due 05/29/29, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	121,718	122,131
Ascend Learning LLC
8.948%, due 11/18/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	125,385	123,435
Astra Acquisition Corp.
10.860%, due 10/22/28, Callable: 01/28/24 (1 Month SOFR Rate + 5.250%)	91,939	59,952
AthenaHealth Group, Inc.
8.606%, due 01/26/29, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	66,290	66,091
Aveanna Healthcare LLC
9.238%, due 06/30/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	118,835	110,941

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
Bausch + Lomb Corp.
8.710%, due 05/05/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	$132,586	$131,510
Berry Global, Inc.
7.222%, due 07/01/26, Callable: 01/28/24 (3 Month SOFR Rate + 1.750%)	395,327	397,057
Boxer Parent Co., Inc.
9.213%, due 10/02/25, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	66,638	66,951
Boxer Parent Co., Inc.
9.606%, due 12/31/28, Callable: 01/28/24 (1 Month SOFR Rate + 4.250%)	125,000	126,078
Caesars Entertainment, Inc.
8.706%, due 02/28/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	54,588	54,805
Camelot US Acquisition LLC
8.470%, due 10/30/26, Callable: 01/28/24 (1 Month SOFR Rate + 3.000%)	84,893	85,147

	Par Value	Value
Carnival Corp.
8.720%, due 10/31/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	$151,653	$152,095
Castle US Holding Corp.
9.400%, due 01/27/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	104,859	74,131
Cengage Learning, Inc.
10.405%, due 07/14/26, Callable: 01/28/24 (3 Month SOFR Rate + 4.750%)	77,621	77,965
Central Parent, Inc.
9.348%, due 07/06/29, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	35,000	35,239
Charter Communications Operating LLC
7.133%, due 02/01/27, Callable: 01/28/24 (1 Month SOFR Rate + 1.750%)	477,225	477,824
Charter Next Generation, Inc.
9.220%, due 12/01/27 (1 Month SOFR Rate + 3.750%)	68,075	68,469

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
CHG Healthcare Services, Inc.
8.720%, due 10/31/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	$64,505	$64,681
Clarios Global LP
9.106%, due 04/17/30, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	129,675	130,129
Cornerstone OnDemand, Inc.
9.220%, due 10/31/28, Callable: 01/28/24 (3 Month SOFR Rate + 3.750%)	38,780	37,617
CQP Holdco LP
8.362%, due 12/05/30, Callable: 01/28/24 (1 Month SOFR Rate + 3.000%)	85,000	85,300
CSC Holdings LLC
7.976%, due 04/15/27, Callable: 01/28/24 (1 Month SOFR Rate + 2.500%)	24,935	23,668
Dcert Buyer, Inc.
9.356%, due 10/16/26, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	62,999	62,573

	Par Value	Value
Directv Financing LLC
10.650%, due 08/02/27, Callable: 01/28/24 (1 Month SOFR Rate + 5.000%)	$31,067	$31,123
Dynasty Acquisition Co Inc
9.356%, due 08/31/38, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	69,650	69,917
EAB Global, Inc.
8.970%, due 06/25/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	77,734	77,733
Fertitta Entertainment LLC
9.356%, due 01/31/29, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	133,073	133,302
Gainwell Acquisition Corp.
9.448%, due 08/17/27, Callable: 01/28/24 (3 Month SOFR Rate + 4.000%)	156,266	152,360
Genesys Cloud Services Holdings II LLC
9.470%, due 12/01/27, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	152,692	153,468

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
Gogo Intermediate Holdings LLC
9.220%, due 04/28/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	$54,409	$54,601
Great Outdoors Group LLC
9.220%, due 03/31/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	100,219	100,344
Grifols Worldwide Operations USA, Inc.
7.538%, due 11/08/27, Callable: 01/28/24 (3 Month SOFR Rate + 2.000%)	74,805	74,899
GTCR W Merger Sub
8.334%, due 09/21/30, Callable: 01/28/24 (1 Month SOFR Rate + 3.000%)	95,000	95,534
Hunter Douglas, Inc.
8.880%, due 02/09/29, Callable: 01/28/24 (3 Month SOFR Rate + 3.500%)	62,337	62,212
ION Trading Finance Ltd.
10.198%, due 03/31/28, Callable: 01/28/24 (3 Month SOFR Rate + 4.750%)	80,394	80,589

	Par Value	Value
IRB Holding Corporation
8.456%, due 12/15/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.000%)	$49,496	$49,638
Jazz Financing Lux Sarl
8.970%, due 05/05/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	130,352	131,193
Kronos Acquisition Holdings, Inc.
9.360%, due 12/22/26, Callable: 01/28/24 (3 Month SOFR Rate + 3.750%)	33,030	33,062
Lifepoint Health
11.168%, due 11/16/28, Callable: 01/28/24 (1 Month SOFR Rate + 5.500%)	130,000	129,854
Lummus Technology Holdings V LLC
8.970%, due 06/30/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	128,273	128,667
Mavis Tire Express Services Topco Corp.
9.470%, due 05/04/28, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	129,668	130,073

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
McAfee Corp.
9.193%, due 02/02/29, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	$39,177	$39,120
Medline Borrower LP
8.470%, due 09/29/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.000%)	128,977	129,773
Mileage Plus Holdings LLC
10.770%, due 07/30/27, Callable: 01/28/24 (3 Month SOFR Rate + 5.250%)	134,556	139,361
Mirion Technologies US, Inc.
8.360%, due 10/05/28, Callable: 01/28/24 (1 Month SOFR Rate + 2.750%)	62,767	63,058
Olympus Water US Holding Corp.
9.360%, due 09/21/28, Callable: 01/28/24 (3 Month SOFR Rate + 3.750%)	60,838	60,799
OneDigital Borrower LLC
9.698%, due 11/16/27 (3 Month SOFR Rate + 4.250%)	154,117	154,214

	Par Value	Value
Ontario Gaming GTA LP
9.622%, due 07/20/30, Callable: 01/28/24 (1 Month SOFR Rate + 4.250%)	$35,000	$35,194
Perrigo Investments LLC
7.456%, due 04/06/29, Callable: 01/28/24 (1 Month SOFR Rate + 2.250%)	44,773	44,792
PetSmart LLC
9.206%, due 02/11/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.750%)	73,313	72,616
Pretium PKG Holdings, Inc.
10.395%, due 10/01/28 (1 Month SOFR Rate + 5.000%)	22,216	21,828
Pretium PKG Holdings, Inc.
9.995%, due 10/02/28 (1 Month SOFR Rate + 4.600%)	82,766	65,178
Proofpoint, Inc.
8.720%, due 06/09/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	120,751	120,956
Pug LLC
8.970%, due 01/29/27, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	84,124	82,984

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
Radiate Holdco LLC
8.720%, due 09/25/26, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	$43,358	$34,923
Radiology Partners, Inc.
10.179%, due 07/09/25, Callable: 01/28/24 (1 Month SOFR Rate + 4.250%)	19,115	15,513
Scientific Games Holdings LP
8.664%, due 02/03/29, Callable: 01/28/24 (3 Month SOFR Rate + 3.250%)	60,128	60,225
Sophia LP
8.956%, due 10/07/27, Callable: 01/28/24 (3 Month SOFR Rate + 3.500%)	135,824	136,280
Spin Holdco, Inc.
9.625%, due 03/06/28, Callable: 01/28/24 (3 Month SOFR Rate + 4.000%)	18,846	16,639
SRS Distribution, Inc.
8.970%, due 06/04/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.500%)	132,643	133,030

	Par Value	Value
Standard Aero Ltd
9.348%, due 08/31/28, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	$29,850	$29,964
Sunset Debt Merger Sub, Inc.
9.470%, due 09/30/28, Callable: 01/28/24 (1 Month SOFR Rate + 4.000%)	54,485	48,952
Titan Acquisition Ltd.
8.731%, due 03/28/25, Callable: 01/28/24 (3 Month U.S. LIBOR + 3.000%)	38,220	38,217
TricorBraun Holdings, Inc.
8.720%, due 03/03/28, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	43,452	43,264
UKG, Inc.
9.233%, due 05/04/26, Callable: 01/28/24 (3 Month SOFR Rate + 3.750%)	64,495	64,728
United Airlines, Inc.
9.220%, due 04/21/28, Callable: 01/28/24 (3 Month SOFR Rate + 3.750%)	305,120	306,645

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Par Value	Value
BANK LOANS — 3.9% (g) (Continued)
Verscend Holding Corp.
9.470%, due 08/27/25 (1 Month SOFR Rate + 4.000%)	$73,119	$73,454
Vibrantz Technologies, Inc.
9.807%, due 03/30/29, Callable: 01/28/24 (3 Month SOFR Rate + 4.250%)	44,438	42,692
Virgin Media Bristol
8.790%, due 03/31/31, Callable: 01/28/24 (1 Month SOFR Rate + 3.250%)	130,000	129,756
WestJet Airlines Ltd.
8.455%, due 08/07/26, Callable: 01/28/24 (3 Month SOFR Rate + 3.000%)	39,777	39,770
Zayo Group Holdings, Inc.
8.470%, due 03/09/27, Callable: 11/26/25 (1 Month SOFR Rate + 3.000%)	35,000	30,176
Total Bank Loans (Cost $7,906,971)		7,876,715

	Shares
COMMON STOCK — 0.0% (f)
Healthcare — 0.0% (f)
Envision Healthcare (d)	269	2,285

Total Common Stock (Cost $2,556)		2,285

	Shares	Value
PREFERRED STOCK — 0.2%
Utilities — 0.2% (f)
NextEra Energy, Inc. CVRT (e)	10,150	$386,918
Total Preferred Stock (Cost $494,812)		386,918

	Notional Amount
PURCHASED OTC OPTIONS - 0.0% (f)

Currency Call Options — 0.0% (f)
Euro, 6/13/24 at 1.04 Counterparty: BNP Paribas Brokerage Services, Inc.	$50,000	14
Japanese Yen, 09/09/32 at 140.00 Counterparty: BNP Paribas Brokerage Services, Inc.	529,300	7,649
Japanese Yen, 09/09/32 at 140.00 Counterparty: Bank of America	529,300	7,648
Japanese Yen, 11/16/25 at 165.00 Counterparty: Goldman Sachs	99,000	237
	1,207,600	15,548
Currency Put Options — 0.0% (f)
Japanese Yen, 2/27/25 at 107.50 Counterparty: BNP Paribas Brokerage Services, Inc.	437,000	1,428

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Investments - (Continued)

	Contracts	Notional Amount	Value
Futures Put Option — 0.0% (f)
3 Month SOFR, Futures January 2024 at 94.875 Counterparty: Morgan Stanley Capital	99	$23,517,450	$14,231
Total Purchased OTC Options (Cost $61,331)		25,162,050	31,207

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 2.7%
Voya VACS Series EMCD Fund	102,713	876,138
Voya VACS Series EMHCD Fund	156,644	1,633,795
Voya VACS Series HYB Fund	295,000	3,038,503
Total Affiliated Registered Investment Companies (Cost $6,170,550)		5,548,436

Total Investments at Value — 95.3% (Cost $207,017,424)		192,873,327
Other Assets in Excess of Liabilities — 4.7%		9,450,570
Net Assets — 100.0%		$202,323,897

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2023.

(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2023, the value of these investments was $77,248,763 or 38.2% of total net assets.

(c)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2023.

(d)	Illiquid security. The total fair value of such securities is $2,174,917 as of December 31, 2023, representing 1.1% of net assets.

(e)	This security or a partial position of this security is on loan at December 31, 2023. The total fair value of securities on loan at December 31, 2023, was $1,834,800.

(f)	Represents less than 0.1%.

(g)	Rates for bank loans will typically have interest rates that redetermine periodically by reference to a base lending rate plus a spread. Bank loans that reference SOFR may be subject to a credit spread adjustment, particularly to legacy LIBOR bank loans that have transitioned to SOFR as the base lending rate.

(h)	Security purchased on a forward-commitment basis (“TBA commitment”). As of December 31, 2023, the total value of TBA commitments was $4,021 or 0.0% of net assets.

Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

CMT - Constant Maturity U.S. Treasury

CVRT - Convertible Security

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - Chinese Yuan

EUR - Euro

GBP - British Pound

INR - Indian Rupee

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

SGD - Singapore Dollar

ZAR - South African Rand

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Futures Contracts

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	144	03/28/2024	$28,800,619	$297,296
5-Year U.S. Treasury Note Future	171	03/28/2024	16,991,338	453,914
Euro Bund Future	2	03/07/2024	220,790	3,641
Ultra Long-Term U.S. Treasury Bond Future	5	3/19/2024	531,861	50,184
Total Futures Contracts Purchased			$46,544,608	$805,035

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	4	03/28/24	$800,021	$(4,459)
10-Year U.S. Treasury Note Future	69	03/19/24	7,323,650	(249,985)
U.S. Treasury Long Bond Future	13	03/19/24	1,382,835	(122,895)
Ultra 10-Year U.S. Treasury Bond Future	31	03/19/24	3,112,269	(162,033)
Ultra Long-Term U.S. Treasury Bond Future	9	03/19/24	718,999	(116,387)
Euro-BTP Future	3	03/07/24	331,184	(5,346)
Total Futures Contracts Sold Short			$13,668,958	$(661,105)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1/17/2024	AUD	1,211,479	NZD	1,297,132	$6,069
Australia and New Zealand Banking Group Ltd.	1/17/2024	CAD	191,272	USD	141,162	3,229
Australia and New Zealand Banking Group Ltd.	1/17/2024	NZD	1,030,604	AUD	951,115	2,976
Australia and New Zealand Banking Group Ltd.	1/17/2024	NZD	510,283	USD	312,553	10,045
Australia and New Zealand Banking Group Ltd.	1/17/2024	USD	2,082,901	AUD	3,196,402	(96,729)
Australia and New Zealand Banking Group Ltd.	1/17/2024	USD	307,527	EUR	288,750	(11,495)
Australia and New Zealand Banking Group Ltd.	1/17/2024	USD	290,000	JPY	42,695,656	(13,735)
Australia and New Zealand Banking Group Ltd.	1/17/2024	USD	65,856	NZD	111,685	(4,751)
Bank of America	2/2/2024	AUD	277,889	USD	188,110	1,484
Bank of America	2/2/2024	GBP	427,449	USD	540,542	4,415
Bank of America	2/2/2024	JPY	19,061,412	USD	133,484	2,465
Bank of America	2/2/2024	NOK	3,818,251	USD	362,881	13,276
Bank of America	2/2/2024	USD	363,444	CAD	487,403	(4,579)
Bank of America	2/2/2024	USD	1,417,655	GBP	1,119,413	(9,492)
Bank of America	2/2/2024	USD	313,053	JPY	44,736,761	(6,015)
Bank of America	1/19/2024	USD	685,296	MXN	11,820,562	(8,222)
Bank of America	2/2/2024	USD	318,352	NOK	3,308,005	(7,537)
Bank of America	2/2/2024	USD	312,802	NZD	497,763	(1,904)
Bank of Montreal	2/2/2024	CAD	115,147	USD	86,407	537
Bank of Montreal	2/2/2024	EUR	94,796	USD	104,314	491
Bank of Montreal	2/2/2024	NOK	3,296,919	USD	327,167	(2,369)
Bank of Montreal	1/17/2024	USD	121,202	JPY	17,650,462	(4,363)
Barclays Capital, Inc.	1/17/2024	AUD	359,771	USD	231,679	13,649
Barclays Capital, Inc.	1/17/2024	CAD	302,971	USD	218,878	9,835
Barclays Capital, Inc.	1/17/2024	EUR	80,000	JPY	12,884,818	(3,275)
Barclays Capital, Inc.	1/17/2024	EUR	2,605,598	NOK	30,269,804	(102,097)
Barclays Capital, Inc.	1/17/2024	EUR	1,423,535	USD	1,554,542	18,234
Barclays Capital, Inc.	2/2/2024	EUR	135,572	USD	146,681	3,206
Barclays Capital, Inc.	2/2/2024	GBP	247,853	USD	314,840	1,150
Barclays Capital, Inc.	1/17/2024	MXN	9,455,643	USD	536,754	18,223
Barclays Capital, Inc.	1/17/2024	NOK	23,361,095	EUR	1,990,333	101,520
Barclays Capital, Inc.	2/2/2024	NZD	330,397	USD	209,601	(711)
Barclays Capital, Inc.	1/17/2024	SEK	612,424	NOK	644,000	(2,649)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	1/17/2024	SGD	493,597	USD	369,258	$5,106
Barclays Capital, Inc.	1/17/2024	USD	126,665	AUD	187,013	(860)
Barclays Capital, Inc.	1/19/2024	USD	156,549	BRL	770,728	(1,902)
Barclays Capital, Inc.	2/2/2024	USD	404,270	CAD	539,098	(2,786)
Barclays Capital, Inc.	1/17/2024	USD	861,513	EUR	792,065	(13,591)
Barclays Capital, Inc.	2/2/2024	USD	45,908	EUR	42,018	(546)
Barclays Capital, Inc.	1/17/2024	USD	290,000	JPY	43,020,833	(16,049)
Barclays Capital, Inc.	1/17/2024	USD	335,067	MXN	5,904,967	(11,511)
Barclays Capital, Inc.	1/17/2024	USD	233,263	NZD	371,071	(1,326)
Barclays Capital, Inc.	1/17/2024	USD	948,673	SGD	1,262,361	(8,754)
BNP Paribas Brokerage Services, Inc.	2/2/2024	AUD	643,942	USD	432,395	6,944
BNP Paribas Brokerage Services, Inc.	2/2/2024	CAD	366,485	USD	273,400	3,322
BNP Paribas Brokerage Services, Inc.	2/2/2024	CHF	694,091	USD	796,456	31,954
BNP Paribas Brokerage Services, Inc.	2/2/2024	EUR	38,553	USD	42,388	236
BNP Paribas Brokerage Services, Inc.	2/2/2024	GBP	718,088	USD	916,163	(668)
BNP Paribas Brokerage Services, Inc.	2/2/2024	JPY	190,561,230	USD	1,350,902	8,205
BNP Paribas Brokerage Services, Inc.	2/2/2024	NOK	3,470,253	USD	334,137	7,737
BNP Paribas Brokerage Services, Inc.	2/2/2024	NZD	793,722	USD	493,938	7,886
BNP Paribas Brokerage Services, Inc.	2/2/2024	SEK	1,395,197	USD	140,617	(2,081)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	515,853	AUD	769,254	(8,983)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	517,973	CHF	435,378	(1,658)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	281,820	EUR	256,283	(1,523)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	810,125	JPY	116,081,367	(17,783)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	48,150	NOK	495,946	(708)
BNP Paribas Brokerage Services, Inc.	2/2/2024	USD	188,311	SEK	1,964,893	(6,792)
CIBC	1/17/2024	EUR	1,018,939	USD	1,106,682	19,082
CIBC	1/17/2024	SGD	1,738,357	USD	1,282,943	35,500

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
CIBC	1/17/2024	USD	1,062,770	CAD	1,449,437	$(31,413)
CIBC	1/17/2024	USD	285,583	EUR	260,148	(1,839)
CIBC	1/17/2024	USD	3,860,550	SGD	5,194,947	(79,516)
Citigroup	2/2/2024	AUD	325,263	USD	214,026	7,890
Citigroup	1/17/2024	CAD	1,567,371	USD	1,150,888	32,323
Citigroup	2/2/2024	CAD	426,871	USD	323,339	(1,022)
Citigroup	2/2/2024	CHF	233,200	USD	268,795	9,534
Citigroup	1/17/2024	EUR	260,959	NOK	3,084,068	(15,390)
Citigroup	1/17/2024	EUR	141,461	USD	152,738	3,553
Citigroup	1/17/2024	JPY	15,724,973	USD	109,169	2,698
Citigroup	1/17/2024	NOK	3,418,511	EUR	291,250	14,859
Citigroup	1/17/2024	NZD	795,456	AUD	734,230	2,211
Citigroup	1/17/2024	NZD	539,305	USD	320,407	20,539
Citigroup	1/17/2024	SGD	984,885	USD	732,122	14,856
Citigroup	1/17/2024	USD	157,857	BRL	792,725	(5,130)
Citigroup	1/17/2024	USD	1,923,930	CAD	2,614,625	(49,855)
Citigroup	1/17/2024	USD	3,456,098	EUR	3,189,796	(68,111)
Citigroup	1/17/2024	USD	779,974	JPY	114,261,368	(32,877)
Citigroup	1/17/2024	USD	1,877,851	NZD	3,160,662	(120,303)
Citigroup	1/17/2024	USD	60,000	SEK	626,083	(2,125)
Citigroup	1/17/2024	USD	553,486	SGD	734,306	(3,443)
Citigroup	2/2/2024	USD	165,139	NZD	269,176	(5,045)
Goldman Sachs Bank	1/17/2024	AUD	367,590	USD	241,521	9,139
Goldman Sachs Bank	2/2/2024	AUD	309,951	USD	208,243	3,226
Goldman Sachs Bank	1/17/2024	CAD	95,167	GBP	57,500	(1,459)
Goldman Sachs Bank	2/2/2024	CAD	377,778	USD	278,056	7,192
Goldman Sachs Bank	2/2/2024	CHF	441,295	USD	514,549	12,144
Goldman Sachs Bank	1/17/2024	EUR	853,055	NOK	9,840,970	(26,615)
Goldman Sachs Bank	1/17/2024	EUR	1,001,142	USD	1,077,935	28,165
Goldman Sachs Bank	2/2/2024	EUR	263,968	USD	285,558	6,281
Goldman Sachs Bank	1/17/2024	JPY	6,194,188	CAD	57,500	658
Goldman Sachs Bank	1/17/2024	JPY	103,650,904	USD	714,416	22,952
Goldman Sachs Bank	2/2/2024	JPY	33,034,037	USD	231,213	4,390
Goldman Sachs Bank	1/17/2024	MXN	5,230,209	USD	291,250	15,725
Goldman Sachs Bank	1/17/2024	NOK	3,206,098	EUR	270,072	17,339
Goldman Sachs Bank	1/17/2024	NZD	359,536	USD	212,078	15,219
Goldman Sachs Bank	2/2/2024	NZD	263,775	USD	163,958	2,811
Goldman Sachs Bank	2/2/2024	SEK	1,563,057	USD	152,283	2,921
Goldman Sachs Bank	1/17/2024	SGD	978,464	USD	733,608	8,500
Goldman Sachs Bank	1/17/2024	USD	126,622	AUD	187,013	(902)
Goldman Sachs Bank	2/2/2024	USD	408,463	AUD	608,736	(6,857)
Goldman Sachs Bank	1/17/2024	USD	425,111	CAD	576,460	(10,059)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank	2/2/2024	USD	480,852	CAD	634,179	$2,003
Goldman Sachs Bank	2/2/2024	USD	693,448	CHF	597,926	(20,188)
Goldman Sachs Bank	1/17/2024	USD	3,437,696	EUR	3,186,555	(82,932)
Goldman Sachs Bank	2/2/2024	USD	500,185	EUR	454,228	(2,003)
Goldman Sachs Bank	2/2/2024	USD	434,452	GBP	347,220	(8,221)
Goldman Sachs Bank	1/17/2024	USD	592,597	JPY	85,767,945	(17,553)
Goldman Sachs Bank	2/2/2024	USD	442,667	JPY	62,461,955	(2,819)
Goldman Sachs Bank	1/17/2024	USD	904,244	MXN	15,671,222	(15,541)
Goldman Sachs Bank	2/2/2024	USD	257,415	NOK	2,643,089	(2,970)
Goldman Sachs Bank	1/17/2024	USD	115,857	NZD	185,535	(1,438)
Goldman Sachs Bank	2/2/2024	USD	286,434	NZD	455,752	(1,711)
Goldman Sachs Bank	2/2/2024	USD	259,015	SEK	2,642,014	(3,324)
HSBC Bank	1/17/2024	AUD	477,249	NZD	510,879	2,462
HSBC Bank	1/17/2024	CAD	302,897	USD	218,878	9,780
HSBC Bank	1/17/2024	MXN	2,140,337	USD	118,209	7,413
HSBC Bank	1/17/2024	NOK	10,244,527	EUR	873,479	43,791
HSBC Bank	1/17/2024	NZD	364,488	USD	223,737	6,690
HSBC Bank	1/17/2024	SGD	1,478,877	USD	1,101,111	20,532
HSBC Bank	1/17/2024	USD	238,552	AUD	363,534	(9,342)
HSBC Bank	1/17/2024	USD	679,396	CAD	912,698	(9,601)
HSBC Bank	1/17/2024	USD	231,058	EUR	209,930	(881)
HSBC Bank	1/17/2024	USD	767,707	GBP	614,638	(15,829)
HSBC Bank	1/17/2024	USD	423,400	JPY	62,138,959	(18,654)
HSBC Bank	1/17/2024	USD	1,641,677	SGD	2,190,011	(19,320)
JPMChase	1/17/2024	AUD	377,392	USD	248,650	8,694
JPMChase	1/17/2024	CAD	1,610,975	USD	1,172,753	43,375
JPMChase	1/17/2024	EUR	932,103	NOK	10,816,700	(35,367)
JPMChase	1/17/2024	EUR	2,093,535	USD	2,231,157	81,860
JPMChase	1/17/2024	JPY	6,225,647	CAD	57,500	882
JPMChase	1/17/2024	NOK	2,028,400	EUR	174,802	6,622
JPMChase	1/17/2024	NOK	644,568	USD	59,500	3,975
JPMChase	1/17/2024	SGD	333,639	USD	249,868	3,177
JPMChase	1/17/2024	USD	252,973	AUD	374,026	(2,076)
JPMChase	1/17/2024	USD	566,792	CAD	763,918	(9,891)
JPMChase	1/17/2024	USD	364,238	JPY	52,425,361	(8,714)
JPMChase	1/17/2024	USD	796,427	MXN	14,038,317	(27,520)
Morgan Stanley Capital	1/17/2024	AUD	1,488,352	USD	965,982	48,927
Morgan Stanley Capital	2/2/2024	AUD	547,110	USD	370,457	2,818
Morgan Stanley Capital	1/17/2024	CAD	1,247,463	USD	912,415	29,296
Morgan Stanley Capital	2/2/2024	CAD	111,876	USD	84,645	(171)
Morgan Stanley Capital	2/2/2024	CHF	174,461	USD	204,124	4,099
Morgan Stanley Capital	1/17/2024	EUR	185,123	NOK	2,133,923	(5,610)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	1/17/2024	EUR	421,450	USD	458,272	$7,362
Morgan Stanley Capital	1/17/2024	JPY	101,653,779	USD	702,678	20,483
Morgan Stanley Capital	1/17/2024	MXN	1,797,317	USD	102,516	2,973
Morgan Stanley Capital	1/17/2024	NOK	6,018,788	EUR	524,728	12,969
Morgan Stanley Capital	1/17/2024	NZD	238,557	AUD	220,269	613
Morgan Stanley Capital	1/17/2024	NZD	727,131	USD	439,184	20,504
Morgan Stanley Capital	2/2/2024	NZD	618,482	USD	387,780	3,249
Morgan Stanley Capital	2/2/2024	SEK	740,264	USD	70,998	2,507
Morgan Stanley Capital	1/17/2024	SGD	1,964,099	USD	1,455,650	34,005
Morgan Stanley Capital	1/17/2024	USD	587,826	AUD	883,002	(14,293)
Morgan Stanley Capital	1/17/2024	USD	752,456	CAD	1,025,321	(21,560)
Morgan Stanley Capital	1/17/2024	USD	1,726,018	EUR	1,621,199	(65,145)
Morgan Stanley Capital	1/17/2024	USD	364,157	JPY	53,291,108	(14,954)
Morgan Stanley Capital	2/2/2024	USD	743,735	JPY	106,612,780	(16,641)
Morgan Stanley Capital	1/17/2024	USD	453,695	MXN	7,878,306	(8,704)
Morgan Stanley Capital	2/2/2024	USD	64,866	NOK	655,976	242
Morgan Stanley Capital	1/17/2024	USD	503,846	NZD	807,112	(6,406)
Morgan Stanley Capital	2/2/2024	USD	219,696	NZD	358,332	(6,856)
Morgan Stanley Capital	1/17/2024	USD	1,647,655	SGD	2,208,810	(27,600)
Royal Bank of Canada	1/17/2024	CAD	646,600	USD	475,128	12,991
Royal Bank of Canada	1/17/2024	EUR	241,248	NOK	2,720,484	(1,363)
Royal Bank of Canada	1/17/2024	JPY	61,805,368	CAD	580,000	1,838
Royal Bank of Canada	1/17/2024	JPY	17,386,607	USD	121,299	2,388
Royal Bank of Canada	1/17/2024	NZD	397,773	AUD	367,115	1,134
Royal Bank of Canada	1/17/2024	USD	81,274	AUD	127,817	(5,884)
Royal Bank of Canada	1/17/2024	USD	2,211,051	CAD	2,999,232	(53,075)
Royal Bank of Canada	1/17/2024	USD	121,299	JPY	17,324,161	(1,944)
Royal Bank of Canada	1/17/2024	USD	574,115	NOK	6,113,955	(27,965)
Royal Bank of Canada	1/17/2024	USD	232,084	NZD	371,071	(2,505)
Standard Chartered Securities N.A.	1/17/2024	AUD	584,000	NZD	624,880	3,184
Standard Chartered Securities N.A.	2/2/2024	AUD	406,335	USD	266,956	10,272
Standard Chartered Securities N.A.	2/2/2024	CHF	73,644	USD	86,270	1,626
Standard Chartered Securities N.A.	1/17/2024	EUR	577,500	USD	614,348	23,696
Standard Chartered Securities N.A.	2/2/2024	EUR	278,417	USD	303,525	4,289
Standard Chartered Securities N.A.	1/17/2024	GBP	25,551	USD	31,411	1,161

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Standard Chartered Securities N.A.	2/2/2024	GBP	35,171	USD	44,870	$(30)
Standard Chartered Securities N.A.	1/17/2024	JPY	62,423,941	USD	425,299	18,783
Standard Chartered Securities N.A.	2/2/2024	JPY	12,443,719	USD	88,397	353
Standard Chartered Securities N.A.	2/2/2024	NZD	150,721	USD	93,659	1,633
Standard Chartered Securities N.A.	1/17/2024	USD	64,093	AUD	97,231	(2,209)
Standard Chartered Securities N.A.	2/2/2024	USD	407,552	AUD	600,929	(2,441)
Standard Chartered Securities N.A.	2/2/2024	USD	166,691	CHF	143,843	(4,988)
Standard Chartered Securities N.A.	2/2/2024	USD	66,483	EUR	60,925	(874)
Standard Chartered Securities N.A.	2/2/2024	USD	46,946	GBP	36,875	(66)
Standard Chartered Securities N.A.	2/2/2024	USD	154,025	NOK	1,688,540	(12,322)
Standard Chartered Securities N.A.	2/2/2024	USD	629,380	NZD	1,026,648	(19,708)
Standard Chartered Securities N.A.	1/17/2024	USD	15,114	SGD	20,145	(164)
State Street Bank	2/2/2024	AUD	388,588	USD	265,875	(756)
State Street Bank	1/17/2024	CAD	119,202	EUR	80,000	1,599
State Street Bank	1/17/2024	CAD	2,507,675	USD	1,834,079	58,970
State Street Bank	2/2/2024	CAD	630,835	USD	469,009	7,315
State Street Bank	1/17/2024	CNH	419,551	USD	58,500	460
State Street Bank	1/17/2024	EUR	995,020	USD	1,068,850	30,486
State Street Bank	2/2/2024	EUR	111,928	USD	123,966	(219)
State Street Bank	1/17/2024	GBP	57,500	CAD	94,366	2,063
State Street Bank	2/2/2024	GBP	430,965	USD	550,306	(867)
State Street Bank	1/17/2024	JPY	77,046,495	USD	520,762	27,344
State Street Bank	2/2/2024	JPY	56,492,428	USD	396,652	6,259
State Street Bank	1/17/2024	MXN	4,166,074	USD	233,254	11,264
State Street Bank	1/17/2024	NOK	1,054,649	EUR	93,400	666
State Street Bank	2/2/2024	NZD	1,688,448	USD	1,055,971	11,534
State Street Bank	2/2/2024	SEK	1,623,621	USD	155,593	5,624
State Street Bank	1/17/2024	SGD	1,969,971	USD	1,462,401	31,708
State Street Bank	1/17/2024	USD	177,422	AUD	261,818	(1,113)
State Street Bank	2/2/2024	USD	598,154	AUD	878,933	(1,511)
State Street Bank	1/17/2024	USD	544,367	CAD	741,748	(15,580)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Forward Foreign Currency Contracts (Continued)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
State Street Bank	2/2/2024	USD	630,275	CAD	835,767	$(787)
State Street Bank	2/2/2024	USD	1,140,549	CHF	969,794	(16,919)
State Street Bank	1/17/2024	USD	58,500	CNH	415,799	67
State Street Bank	1/17/2024	USD	3,266,731	EUR	3,040,370	(92,387)
State Street Bank	2/2/2024	USD	318,007	EUR	294,206	(7,263)
State Street Bank	2/2/2024	USD	289,072	GBP	228,947	(2,814)
State Street Bank	1/17/2024	USD	564,628	JPY	80,676,275	(9,300)
State Street Bank	2/2/2024	USD	428,605	JPY	60,909,456	(5,809)
State Street Bank	1/17/2024	USD	431,252	MXN	7,498,797	(8,872)
State Street Bank	2/2/2024	USD	176,704	NOK	1,801,220	(744)
State Street Bank	1/17/2024	USD	116,006	NZD	185,535	(1,289)
State Street Bank	2/2/2024	USD	318,421	NZD	501,873	1,117
State Street Bank	1/17/2024	USD	3,117,751	SGD	4,214,484	(78,691)
State Street Bank	1/19/2024	USD	517,347	ZAR	9,814,279	(18,152)
TD Securities	1/17/2024	USD	88,786	EUR	80,192	187
UBS AG	1/17/2024	CAD	1,179,422	USD	860,058	30,290
UBS AG	1/17/2024	EUR	343,369	NOK	4,082,232	(22,636)
UBS AG	1/17/2024	EUR	1,847,815	USD	1,980,433	61,104
UBS AG	1/17/2024	GBP	155,500	USD	194,676	3,554
UBS AG	1/17/2024	JPY	59,924,854	USD	413,303	13,000
UBS AG	1/17/2024	MXN	4,251,492	USD	233,509	16,023
UBS AG	1/17/2024	NOK	2,059,389	EUR	171,686	13,117
UBS AG	1/17/2024	USD	275,328	CAD	370,645	(4,473)
UBS AG	1/17/2024	USD	200,464	GBP	158,199	(1,206)
UBS AG	1/17/2024	USD	368,273	SGD	500,720	(11,494)
						$(331,357)

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CHN — Chinese Yuan Renminbi

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singpore Dollar

USD — U.S. Dollar

ZAR — South African Rand

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Written Options

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Option
Japanese Yen, 9/9/27 at 140.00	BNP Paribas Brokerage Services, Inc.		$529,300	$(9,817)
Japanese Yen, 9/9/27 at 140.00	Bank of America		529,300	(9,818)
			1,058,600	(19,635)

Futures Put Option
3 Month SOFR Futures, January 2024 at 94.750	Morgan Stanley Capital	99	$23,517,450	$(4,950)
Total Written Options (Premiums Received $31,124)			$24,576,050	$(24,585)

SOFR — Secured Overnight Financing Rate.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Interest Rate Swaptions

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received (Paid)	Unrealized Appreciation (Depreciation)
Calls Purchased
Bank of America	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	2.200%	04/25/2024	$1,282,000	$1,408	$(14,871)	$(13,463)
Bank of America	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	2.200%	04/25/2024	3,845,000	4,221	(43,833)	(39,612)
Barclays Capital, Inc.	30-Year Interest Rate Swap, SOFR, Pay Floating Rate	0.000%	06/14/2027	775,000	2,423	—	2,423
JPMChase	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	2.208%	05/09/2024	1,282,000	1,790	(14,102)	(12,312)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Interest Rate Swaptions (Continued)

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received (Paid)	Unrealized Appreciation (Depreciation)
Calls Written
Morgan Stanley Capital	1-Year Interest Rate Swap, SOFR, Receive Floating Rate	3.520%	01/24/2024	$4,815,000	$(55,517)	$20,957	$(34,560)
Puts Purchased
Barclays Capital, Inc.	30-Year Interest Rate Swap, SOFR, Receive Floating Rate	0.000%	05/25/2027	2,436,500	(1,588)	—	(1,588)
Puts Written
Bank of America	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	4.050%	04/25/2024	3,845,000	(20,767)	42,680	21,913
Bank of America	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	4.050%	04/25/2024	1,282,000	(6,924)	14,871	7,947
JPMChase	10-Year Interest Rate Swap, SOFR, Pay Floating Rate	4.050%	05/09/2024	1,282,000	(7,872)	14,102	6,230
Morgan Stanley Capital	1-Year Interest Rate Swap, SOFR, Pay Floating Rate	3.520%	01/24/2024	4,815,000	(19)	20,957	20,938
Total Interest Rate Swaptions					$(82,845)	$40,761	$(42,084)

SOFR — Secured Overnight Financing Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Centrally Cleared Interest Rate Swaps

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	SOFR	(3.393%)	08/25/2024	Annually		$7,700,000	$(138,478)	$(138,478)
Morgan Stanley Capital	(SOFR)	3.559%	02/20/2025	At Maturity		987,000	9,289	9,289
Morgan Stanley Capital	(SOFR)	4.073%	02/20/2025	At Maturity		626,000	2,792	2,792
Morgan Stanley Capital	(SOFR)	4.806%	02/20/2025	At Maturity		337,000	(876)	(876)
Morgan Stanley Capital	(SOFR)	4.876%	02/20/2025	At Maturity		457,000	(1,497)	(1,497)
Morgan Stanley Capital	(SOFR)	4.884%	02/20/2025	At Maturity		616,000	(2,068)	(2,068)
Morgan Stanley Capital	(SOFR)	4.757%	02/20/2025	At Maturity		1,059,000	(2,253)	(2,253)
Morgan Stanley Capital	(SOFR)	4.976%	02/20/2025	At Maturity		544,000	(2,308)	(2,308)
Morgan Stanley Capital	(SOFR)	4.986%	02/20/2025	At Maturity		659,000	(2,860)	(2,860)
Morgan Stanley Capital	(SOFR)	5.062%	02/20/2025	At Maturity		583,000	(2,956)	(2,956)
Morgan Stanley Capital	SOFR	(4.903%)	02/21/2025	At Maturity		1,541,100	5,526	5,526
Morgan Stanley Capital	SOFR	(4.450%)	06/20/2025	At Maturity		2,599,600	11,485	11,485
Morgan Stanley Capital	SOFR	(4.537%)	06/20/2025	At Maturity		1,026,000	5,385	5,385
Morgan Stanley Capital	(SOFR)	4.807%	06/20/2025	At Maturity		457,000	(3,571)	(3,571)
Morgan Stanley Capital	(SOFR)	4.778%	06/20/2025	At Maturity		530,000	(3,995)	(3,995)
Morgan Stanley Capital	(SOFR)	4.746%	06/20/2025	At Maturity		770,000	(5,566)	(5,566)
Morgan Stanley Capital	(SOFR)	4.880%	06/20/2025	At Maturity		722,000	(6,140)	(6,140)
Morgan Stanley Capital	(SOFR)	4.669%	06/20/2025	At Maturity		1,204,000	(7,820)	(7,820)
Morgan Stanley Capital	TIIE	(8.440%)	07/20/2028	28 Days	MXN	13,229,000	(6,447)	(6,447)
Morgan Stanley Capital	(TIIE)	8.960%	11/03/2033	28 Days	MXN	5,460,000	(10,616)	(10,616)
Morgan Stanley Capital	(TIIE)	8.850%	11/18/2033	28 Days	MXN	5,460,000	(8,574)	(8,574)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund	December 31, 2023

Schedule of Centrally Cleared Interest Rate Swaps (Continued)

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	(TIIE)	8.470%	12/05/2033	28 Days	MXN	6,148,000	$(33)	$(33)
Morgan Stanley Capital	(SOFR)	4.433%	11/03/2043	Annually		$1,694,900	(224,353)	(224,353)
Total Interest Rate Swap Contracts								$(395,934)

SOFR — Secured Overnight Financing Rate.

TIIE — Mexican Interbank Equilibrium Interest Rate.

MXN — Mexican Peso

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities

December 31, 2023

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$208,608,838	$152,585,343
Investments in affiliated registered investment companies, at value (Note 6)	7,250,241	5,172,613
Cash and cash equivalents	12,675,515	5,559,909
Cash proceeds from securities lending (Note 8)	400,010	—
Margin deposits for futures contracts	131,840	88,519
Receivable for capital shares sold	31,856	29,528
Receivable for investment securities sold	300,448	22,750
Net unrealized appreciation on swap contracts	1,491,012	1,349,363
Net variation margin receivable on futures contracts	2,805	2,102
Securities lending income receivable	36	4
Dividends and interest receivable	300,715	365,910
Foreign withholding tax reclaims receivable	14,847	12,198
Other assets	25,882	21,223
Total Assets	231,234,045	165,209,462
LIABILITIES:
Payable upon return of securities loaned (Note 8)	400,010	—
Payable for capital shares redeemed	286,443	80,350
Payable for investment securities purchased	533,275	—
Investment advisory fees payable, net (Note 3)	147,261	91,887
Distribution fees payable (Note 4)	29,429	330
Shareholder service fees payable (Note 4)	28,617	13,526
Administration fees payable	22,876	17,773
Foreign withholding tax payable	658	1,149
Accrued interest expense (Note 5)	1,254	235
Accrued expenses and other payables	52,012	52,111
Total Liabilities	1,501,835	257,361
NET ASSETS	$229,732,210	$164,952,101
* Includes value of securities on loan	$389,204	$—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities - (Continued)

December 31, 2023

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$147,099,500	$141,931,209
Distributable earnings	82,632,710	23,020,892

NET ASSETS	$229,732,210	$164,952,101

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$63,069,283	$3,682,954
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,783,196	183,049
Net asset value, offering and redemption price per share	$35.37	$20.12

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$166,662,927	$161,269,147
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	3,917,270	8,098,009
Net asset value, offering and redemption price per share	$42.55	$19.91

Unaffiliated investments, at cost (Note 2)	$129,349,626	$130,000,841
Investments in affiliated registered investment companies, at cost (Note 6)	$7,521,650	$5,378,394

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities - (Continued)

December 31, 2023

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$25,440,911	$26,148,180	$239,751,551
Cash and cash equivalents	335,044	220,336	455,858
Cash proceeds from securities lending (Note 8)	81,343	170,697	878,629
Receivable for capital shares sold	4,545	4,020	242,220
Receivable for investment securities sold	11,350	27,680	1,482
Securities lending income receivable	41	519	950
Dividends and interest receivable	6,510	35,946	228,588
Foreign withholding tax reclaims receivable	—	13	1,707
Other assets	14,711	14,233	28,209
Total Assets	25,894,455	26,621,624	241,589,194
LIABILITIES:
Payable upon return of securities loaned (Note 8)	81,343	170,697	878,629
Payable for capital shares redeemed	70,054	214,144	33,299
Payable for investment securities purchased	—	22,026	—
Payable for distributions	—	—	983
Investment advisory fees payable (Note 3)	17,555	3,132	20,080
Distribution fees payable (Note 4)	5,286	752	48,684
Shareholder service fees payable (Note 4)	4,281	4,699	6,679
Administration fees payable	5,641	6,325	27,054
Foreign withholding tax payable	—	89	35
Accrued interest expense (Note 5)		24	—
Accrued expenses and other payables	33,665	36,748	53,254
Total Liabilities	217,830	458,636	1,068,697
NET ASSETS	$25,676,625	$26,162,988	$240,520,497
* Includes value of securities on loan	$76,341	$159,878	$828,151

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities - (Continued)

December 31, 2023

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$24,268,956	$21,165,406	$64,487,472
Distributable earnings	1,407,669	4,997,582	176,033,025

NET ASSETS	$25,676,625	$26,162,988	$240,520,497

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$6,004,206	$5,516,689	$191,607,603
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	369,223	215,708	6,991,545
Net asset value, offering and redemption price per share	$16.26	$25.57	$27.41

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$19,672,419	$20,646,299	$48,912,894
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,003,587	784,257	1,783,107
Net asset value, offering and redemption price per share	$19.60	$26.33	$27.43

Unaffiliated investments, at cost (Note 2)	$20,061,359	$21,140,940	$63,186,630

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities - (Continued)

December 31, 2023

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$202,712,864	$187,324,891
Investments in affiliated registered investment companies, at value (Note 6)	7,056,379	5,548,436
Cash and cash equivalents	8,454,143	7,708,302
Foreign currency, at value	107,378	151,261
Cash proceeds from securities lending (Note 8)	128,573	1,880,475
Margin deposits for futures contracts	129,730	460,865
Margin deposits for swap contracts	—	608,078
Receivable for capital shares sold	48,014	31,003
Receivable for investment securities sold	760,166	227,544
Net unrealized appreciation on swap contracts	1,636,408	—
Unrealized appreciation on swaption contracts	—	59,451
Unrealized appreciation on foreign forward currency contracts (Note 7)	—	1,450,303
Net variation margin receivable on futures contracts	2,734	42,686
Securities lending income receivable	42	1,430
Dividends and interest receivable	551,942	1,859,042
Foreign withholding tax reclaims receivable	588,898	1,778
Other assets	32,650	16,370
Total Assets	222,209,921	207,371,915
LIABILITIES:
Options written, at value	—	24,585
Swaption premium received	—	40,761
Payable upon return of securities loaned (Note 8)	128,573	1,880,475
Payable for capital shares redeemed	120,302	53,297
Payable for investment securities purchased	161,683	913,287
Unrealized depreciation on swaption contracts	—	101,535
Unrealized depreciation on foreign forward currency contracts (Note 7)	—	1,781,660
Net variation margin payable on swap contracts	—	12,214
Investment advisory fees payable (Note 3)	143,890	72,294
Distribution fees payable (Note 4)	68	18
Shareholder service fees payable (Note 4)	18,997	17,396
Administration fees payable	27,189	22,782
Foreign withholding tax payable	29,503	6,132
Line of credit payable (Note 5)	139,000	—
Accrued interest expense (Note 5)	696	—
Accrued expenses and other payables	104,112	121,582
Total Liabilities	874,013	5,048,018
NET ASSETS	$221,335,908	$202,323,897
* Includes value of securities on loan	$120,225	$1,834,800

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Assets and Liabilities - (Continued)

December 31, 2023

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$188,772,831	$238,939,509
Distributable earnings (accumulated losses)	32,563,077	(36,615,612)

NET ASSETS	$221,335,908	$202,323,897

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$775,761	$205,150
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	72,925	22,922
Net asset value, offering and redemption price per share (a)	$10.64	$8.95

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$220,560,147	$202,118,747
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	21,025,531	22,857,502
Net asset value, offering and redemption price per share (a)	$10.49	$8.84

Unaffiliated investments, at cost (Note 2)	$171,809,227	$200,846,874
Investments in affiliated registered investment companies, at cost (Note 6)	$7,317,221	$6,170,550
Foreign currency, at cost	$103,439	$149,858
Premiums received for options written	$—	$31,124

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).

(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations

For the Year Ended December 31, 2023

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$1,223,772	$2,490,390
Dividends from affiliated investment companies (Note 6)	400,528	304,391
Interest	1,304,006	1,093,463
Income from securities lending (Note 8)	1,187	3,000
Foreign taxes withheld	(2,754)	(25,819)
Total income	2,926,739	3,865,425

EXPENSES:
Investment advisory fee (Note 3)	1,647,717	1,220,041
Shareholder Service fees (Note 4)
Institutional Class	81,552	74,088
Investment Class	71,997	2,565
Distribution (12b-1) fees (Note 4)
Investment Class	136,358	9,498
Administration and accounting fees (Note 3)	134,202	108,124
Directors’ fees and expenses (Note 3)	76,212	57,449
Pricing costs	47,645	53,064
Professional fees	43,199	40,376
Registration and filing fees	39,718	37,422
Transfer agent fees (Note 3)	38,634	31,574
Printing expense	26,319	22,479
Custodian fees (Note 3)	22,646	28,930
Insurance expense	18,298	13,778
Other	17,442	16,788
Interest expense (Note 2)	6,484	1,596
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	5,724	—
Total expenses	2,414,147	1,717,772
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(37,477)	(78,058)
Fees paid indirectly (Note 4)	(266)	(34)
Net expenses	2,376,404	1,639,680

Net investment income	550,335	2,225,745

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations - (Continued)

For the Year Ended December 31, 2023

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$6,170,700	$5,516,549
Sale of affiliated investment company shares	(303,512)	(623,727)
Long-term capital gain distribution from affiliated registered investment companies	19,427	13,461
Futures contracts	471,071	299,807
Swap contracts	10,459,020	598,950
Foreign currency transactions	—	1,894
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	52,735,917	15,395,657
Investments in affiliated investment company shares	623,534	892,465
Futures contracts	(291,284)	(201,731)
Swap contracts	3,153,559	955,960
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	99
Net realized and unrealized gains on investments and foreign currency transactions	73,038,432	22,849,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,588,767	$25,075,129

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations - (Continued)

For the Year Ended December 31, 2023

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$132,731	$571,019	$3,474,598
Interest	33,797	19,430	160,098
Income from securities lending (Note 8)	5,207	3,786	29,648
Foreign taxes withheld	(349)	(602)	(191)
Other income	716	—	181
Total income	172,102	593,633	3,664,334

EXPENSES:
Investment advisory fee (Note 3)	221,387	220,418	220,016
Administration and accounting fees (Note 3)	34,877	38,189	156,765
Registration and filing fees	33,430	33,843	42,015
Shareholder Service fees (Note 4)
Institutional Class	24,828	26,341	15,562
Investment Class	4,910	6,476	110,433
Transfer agent fees (Note 3)	23,876	23,929	39,441
Professional fees	21,797	24,128	43,209
Distribution (12b-1) fees (Note 4)
Investment Class	4,433	12,875	354,953
Custodian fees (Note 3)	15,645	19,238	15,445
Pricing costs	13,915	21,561	69,557
Printing expense	11,397	14,027	19,991
Directors’ fees and expenses (Note 3)	9,113	9,134	75,618
Other	5,698	5,664	6,921
Insurance expense	1,948	1,837	16,972
Interest expense (Note 5)	739	1,410	—
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	8,749	—	—
Total expenses	436,742	459,070	1,186,898
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(134,112)	(159,538)	—
Fees paid indirectly (Note 4)	(504)	(422)	—
Net expenses	302,126	299,110	1,186,898

Net investment income (loss)	(130,024)	294,523	2,477,436

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations - (Continued)

For the Year Ended December 31, 2023

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(787,792)	$620,869	$4,963,038
Net change in unrealized appreciation on:
Unaffiliated investments	4,832,159	2,825,515	41,514,014
Net realized and unrealized gains on investments and foreign currency transactions	4,044,367	3,446,384	46,477,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,914,343	$3,740,907	$48,954,488

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations - (Continued)

For the Year Ended December 31, 2023

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$5,530,535	$73,137
Dividends from affiliated investment companies (Note 6)	387,423	432,226
Interest	1,308,537	10,650,775
Income from securities lending (Note 7)	4,247	27,330
Foreign taxes withheld	(586,927)	(33,204)
Total income	6,643,815	11,150,264

EXPENSES:
Investment advisory fee (Note 3)	2,202,717	1,254,940
Custodian fees (Note 3)	289,363	92,641
Administration and accounting fees (Note 3)	166,761	142,125
Shareholder service fees (Note 4)
Institutional Class	95,985	101,854
Investment Class	1,211	560
Pricing costs	96,507	328,301
Directors’ fees and expenses (Note 3)	77,258	74,904
Professional fees	70,948	63,822
Registration and filing fees	40,977	39,020
Transfer agent fees (Note 3)	36,057	32,656
Printing expense	22,231	20,212
Insurance expense	18,130	19,928
Interest expense (Note 2)	10,367	363
Other	16,962	19,127
Distribution (12b-1) fees (Note 4)
Investment Class	2,083	783
Total expenses	3,147,557	2,191,236
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(381,711)	(307,680)
Fees paid indirectly (Note 4)	(3,438)	—
Net expenses	2,762,408	1,883,556

Net investment income	3,881,407	9,266,708

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Operations - (Continued)

For the Year Ended December 31, 2023

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$4,859,230	$(10,354,759)
Foreign capital gains tax	(115,214)	—
Sale of affiliated investment company shares	(257,429)	(214,478)
Long-term capital gain distribution from affiliated registered investment companies	18,998	4,633
Futures contracts	475,097	(117,416)
Forward foreign currency contracts	—	(833,416)
Option contracts written	—	17,656
Swap contracts	6,638,668	(803,434)
Swaption contracts	—	580,003
Foreign currency transactions	(61,025)	(102,291)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	22,707,056	15,284,881
Investments in affiliated investment company shares	565,074	437,133
Futures contracts	(291,327)	105,379
Forward foreign currency contracts	—	424,160
Option contracts written	—	(42,049)
Swap contracts	(2,564,938)	(127,308)
Swaption contracts	—	20,024
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	39,677	1,658
Net realized and unrealized gains on investments and foreign currency transactions	32,013,867	4,280,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,895,274	$13,547,084

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$550,335	$179,601	$2,225,745	$1,695,006
Net realized gains (losses) on investments and foreign currency transactions	16,797,279	(12,357,224)	5,793,473	4,996,608
Long-term capital gain distributions from registered investment companies	19,427	6,676	13,461	5,624
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	56,221,726	(79,964,507)	17,042,450	(32,730,722)
Net increase (decrease) in net assets resulting from operations	73,588,767	(92,135,454)	25,075,129	(26,033,484)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(54,970)	(9,109,456)	(101,588)	(408,074)
Institutional Class shares	(496,403)	(22,592,876)	(4,920,987)	(17,499,912)
Total distributions to shareholders	(551,373)	(31,702,332)	(5,022,575)	(17,907,986)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	578,048	865,160	14,239	175,518
Shares issued as reinvestment of distributions	53,564	8,855,669	84,509	361,915
Shares redeemed	(7,751,707)	(9,266,215)	(898,217)	(1,441,090)
Net increase (decrease) in net assets from Investment Class share transactions	(7,120,095)	454,614	(799,469)	(903,657)

Institutional Class shares:
Shares sold	9,008,926	31,037,822	11,432,969	12,449,210
Shares issued as reinvestment of distributions	481,686	22,014,433	4,865,123	17,328,955
Shares redeemed	(44,707,625)	(25,224,210)	(40,337,685)	(44,549,949)
Net increase (decrease) in net assets from Institutional Class share transactions	(35,217,013)	27,828,045	(24,039,593)	(14,771,784)

Net increase (decrease) in net assets	30,700,286	(95,555,127)	(4,786,508)	(59,616,911)

NET ASSETS:
Beginning of period	199,031,924	294,587,051	169,738,609	229,355,520
End of period	$229,732,210	$199,031,924	$164,952,101	$169,738,609

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income (loss)	$(130,024)	$(152,720)	$294,523	$239,315
Net realized gains (losses) on investments	(787,792)	(2,289,427)	620,869	2,347,919
Net change in unrealized appreciation (depreciation) on investments	4,832,159	(9,514,348)	2,825,515	(6,186,858)
Net increase (decrease) in net assets resulting from operations	3,914,343	(11,956,495)	3,740,907	(3,599,624)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(1,239,909)	(212,336)	(554,264)
Institutional Class shares	—	(3,058,605)	(826,843)	(2,013,229)
Total distributions to shareholders	—	(4,298,514)	(1,039,179)	(2,567,493)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	71,315	98,802	64,701	81,185
Shares issued as reinvestment of distributions	—	1,195,988	210,092	545,664
Shares redeemed	(974,072)	(1,633,568)	(569,823)	(939,008)
Net decrease in net assets from Investment Class share transactions	(902,757)	(338,778)	(295,030)	(312,159)
Institutional Class shares:
Shares sold	7,155,108	1,654,370	5,562,960	983,622
Shares issued as reinvestment of distributions	—	3,020,962	813,868	1,981,113
Shares redeemed	(6,973,033)	(4,561,185)	(7,082,366)	(9,121,704)
Net increase (decrease) in net assets from Institutional Class share transactions	182,075	114,147	(705,538)	(6,156,969)

Net increase (decrease) in net assets	3,193,661	(16,479,640)	1,701,160	(12,636,245)

NET ASSETS:
Beginning of period	22,482,964	38,962,604	24,461,828	37,098,073
End of period	$25,676,625	$22,482,964	$26,162,988	$24,461,828

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$2,477,436	$2,309,456	$3,881,407	$3,884,975
Net realized gains (losses) on investments and foreign currency transactions	4,963,038	8,029,689	11,539,327	(13,857,089)
Long-term capital gain distributions from registered investment companies	—	—	18,998	6,302
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	41,514,014	(60,425,300)	20,455,542	(46,043,257)
Net increase (decrease) in net assets resulting from operations	48,954,488	(50,086,155)	35,895,274	(56,009,069)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(6,240,531)	(7,866,548)	(22,934)	(9,677)
Institutional Class shares	(1,713,998)	(2,217,179)	(7,452,891)	(2,043,674)
Total distributions to shareholders	(7,954,529)	(10,083,727)	(7,475,825)	(2,053,351)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	12,812,128	9,291,330	103,561	452,029
Shares issued as reinvestment of distributions	5,965,429	7,533,667	20,986	9,319
Redemption fees (Note 2)	—	—	13	95
Shares redeemed	(16,624,087)	(15,721,238)	(502,227)	(1,965,437)
Net increase (decrease) in net assets from Investment Class share transactions	2,153,470	1,103,759	(377,667)	(1,503,994)

Institutional Class shares:
Shares sold	1,275,887	31,838,674	14,402,821	21,093,113
Shares issued as reinvestment of distributions	1,316,816	1,799,008	7,350,782	2,023,181
Redemption fees (Note 2)	—	—	3,569	9,238
Shares redeemed	(4,721,777)	(33,269,208)	(50,462,767)	(39,982,568)
Net increase (decrease) in net assets from Institutional Class share transactions	(2,129,074)	368,474	(28,705,595)	(16,857,036)

Net increase (decrease) in net assets	41,024,355	(58,697,649)	(663,813)	(76,423,450)

NET ASSETS:
Beginning of period	199,496,142	258,193,791	221,999,721	298,423,171
End of period	$240,520,497	$199,496,142	$221,335,908	$221,999,721

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$9,266,708	$8,818,883
Net realized losses on investments and foreign currency transactions	(11,828,135)	(10,833,546)
Long-term capital gain distributions from registered investment companies	4,633	21,879
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	16,103,878	(30,316,126)
Net increase (decrease) in net assets resulting from operations	13,547,084	(32,308,910)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(8,572)	(41,208)
Institutional Class shares	(7,085,603)	(8,881,215)
Total distributions to shareholders	(7,094,175)	(8,922,423)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	19,634	289,040
Shares issued as reinvestment of distributions	8,058	40,427
Shares redeemed	(349,098)	(1,659,497)
Net decrease in net assets from Investment Class share transactions	(321,406)	(1,330,030)

Institutional Class shares:
Shares sold	20,328,631	15,158,563
Shares issued as reinvestment of distributions	7,002,325	8,790,442
Shares redeemed	(64,358,117)	(51,514,443)
Net decrease in net assets from Institutional Class share transactions	(37,027,161)	(27,565,438)

Net decrease in net assets	(30,895,658)	(70,126,801)

NET ASSETS:
Beginning of period	233,219,555	303,346,356
End of period	$202,323,897	$233,219,555

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio
Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019
Net asset value, beginning of period	$25.32		$44.34		$44.34		$38.88		$33.33

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01		(0.05)		(0.27)		(0.19)		(0.15)
Net realized and unrealized gains (losses) on investments	10.07		(13.71)		10.33		15.00		9.61
Total from investment operations	10.08		(13.76)		10.06		14.81		9.46

Less distributions:
From net investment income	(0.03)		—		—		—		—
From realized capital gains	—		(5.26)		(10.06)		(9.35)		(3.91)
Total distributions	(0.03)		(5.26)		(10.06)		(9.35)		(3.91)

Net asset value, end of period	$35.37		$25.32		$44.34		$44.34		$38.88

Total return (b)	39.81%		(31.74%)		23.03%		38.82%		28.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,069		$51,110		$86,217		$77,659		$64,470
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.30	%(d)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(e)	1.33%		1.31%		1.30%		1.31%		1.32%
Net investment income (loss) (f)	0.03%		(0.15%)		(0.55%)		(0.43%)		(0.37%)
Portfolio turnover rate	66%		75%		85%		84%		43%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	Ratio does not include expenses from underlying funds.
(d)	The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.29%, 1.30%, 1.30%, 1.30% and 1.30% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 3).
(e)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.33%, 1.31%, 1.30%, 1.31%, and 1.32% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio
Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$30.43		$51.72		$50.18		$42.99	$36.41

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12		0.07		(0.12)		(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments (b)	12.13		(16.06)		11.72		16.65	10.52
Total from investment operations	12.25		(15.99)		11.60		16.59	10.49

Less distributions:
From net investment income	(0.13)		(0.04)		—		(0.05)	—
From realized capital gains	—		(5.26)		(10.06)		(9.35)	(3.91)
Total distributions	(0.13)		(5.30)		(10.06)		(9.40)	(3.91)

Net asset value, end of period	$42.55		$30.43		$51.72		$50.18	$42.99

Total return (c)	40.24%		(31.53%)		23.42%		39.25%	29.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$166,663		$147,922		$208,370		$184,704	$146,459
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.00	%(g)	1.00	%(g)	0.97	%(g)	0.98%	1.00%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(e)	1.01%		1.00%		0.97%		0.98%	1.00%
Net investment income (loss) (f)	0.33%		0.17%		(0.22%)		(0.12%)	(0.07%)
Portfolio turnover rate	66%		75%		85%		84%	43%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(d)	Ratio does not include expenses from underlying funds.
(e)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.01%, 1.00%, 0.97%, 0.98%, and 1.00%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests. (g) The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.00%, 1.00% and 0.97% for the years ended December 31, 2023, 2022 and 2021, respectively (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio
Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$17.84	$22.29	$19.75	$20.11	$17.22

Income (loss) from investment operations:
Net investment income (a)	0.20	0.12	0.05	0.22	0.31
Net realized and unrealized gains (losses) on investments and foreign currency transactions	2.64	(2.62)	4.99	(0.39)	3.74
Total from investment operations	2.84	(2.50)	5.04	(0.17)	4.05

Less distributions:
From net investment income	(0.12)	(0.21)	(0.28)	—	(0.32)
From realized capital gains	(0.44)	(1.74)	(2.22)	(0.19)	(0.84)
Total distributions	(0.56)	(1.95)	(2.50)	(0.19)	(1.16)

Net asset value, end of period	$20.12	$17.84	$22.29	$19.75	$20.11

Total return (b)	15.96%	(11.46%)	25.82%	(0.81%)	23.63%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,683	$4,029	$6,068	$5,509	$6,070
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30%	1.29%	1.32%	1.32%	1.26%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.32%	1.29%	1.32%	1.32%	1.26%
Net investment income (e)	1.07%	0.62%	0.24%	1.32%	1.61%
Portfolio turnover rate	50%	38%	87%	77%	48%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	Ratio does not include expenses from underlying funds.
(d)	The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.32%, 1.29%, 1.32%, 1.32%, and 1.26% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Large Company Value Portfolio
Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$17.66	$22.29	$19.56	$19.86	$17.01

Income (loss) from investment operations:
Net investment income (a)	0.26	0.18	0.13	0.28	0.36
Net realized and unrealized gains (losses) on investments and foreign currency transactions	2.60	(2.80)	5.14	(0.39)	3.71
Total from investment operations	2.86	(2.62)	5.27	(0.11)	4.07

Less distributions:
From net investment income	(0.17)	(0.27)	(0.32)	—	(0.38)
From realized capital gains	(0.44)	(1.74)	(2.22)	(0.19)	(0.84)
Total distributions	(0.61)	(2.01)	(2.54)	(0.19)	(1.22)

Net asset value, end of period	$19.91	$17.66	$22.29	$19.56	$19.86

Total return (b)	16.27%	(11.97%)	27.26%	(0.52%)	23.99%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$161,269	$165,710	$223,288	$187,545	$186,069
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.00%	1.00%	0.99%	0.99%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.05%	1.02%	0.99%	0.99%	0.98%
Net investment income (e)	1.38%	0.92%	0.57%	1.65%	1.88%
Portfolio turnover rate	50%	38%	87%	77%	48%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	Ratio does not include expenses from underlying funds.
(d)	The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.05%, 1.02%, 0.99%, 0.99%, and 0.98%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio
Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$13.79		$25.11		$30.94	$27.09	$21.71

Income (loss) from investment operations:
Net investment loss (a)	(0.10)		(0.14)		(0.29)	(0.24)	(0.17)
Net realized and unrealized gains (losses) on investments	2.57		(7.65)		4.07	7.84	6.07
Total from investment operations	2.47		(7.79)		3.78	7.60	5.90

Less distributions:
From realized capital gains	—		(3.53)		(9.61)	(3.75)	(0.52)
Net asset value, end of period	$16.26		$13.79		$25.11	$30.94	$27.09
Total return (b)	17.91%		(31.59%)		13.07%	28.98%	27.23%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$6,004		$5,938		$10,817	$11,128	$9,823
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(c)	1.34	%(e)	1.35%	1.35%	1.35	%(c)
Operating expenses before fee reductions, recoupments, and expense reimbursements and fees paid indirectly (d)	1.67%		1.87%		1.63%	1.63%	1.54%
Net investment loss	(0.70%)		(0.74%)		(0.88%)	(0.91%)	(0.67%)
Portfolio turnover rate	81%		57%		65%	50%	67%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.35% and 1.21% for the year ended December 31, 2019 and 2023 respectively. (Note 3).
(d)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.67%, 1.87%, 1.63%, 1.63%, and 1.54%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(e)	The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2022 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Growth Portfolio
Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$16.58	$29.12		$34.40	$29.70	$23.70

Income (loss) from investment operations:
Net investment loss (a)	(0.08)	(0.11)		(0.24)	(0.19)	(0.12)
Net realized and unrealized gains (losses) on investments	3.10	(8.90)		4.57	8.64	6.64
Total from investment operations	3.02	(9.01)		4.33	8.45	6.52

Less distributions:
From realized capital gains	—	(3.53)		(9.61)	(3.75)	(0.52)
Net asset value, end of period	$19.60	$16.58		$29.12	$34.40	$29.70
Total return (b)	18.21%	(31.42%)		13.36%	29.30%	27.56%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$19,672	$16,545		$28,146	$36,932	$53,301
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.09	%(e)	1.10%	1.10%	1.10	%(c)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.64%	1.67%		1.38%	1.36%	1.27%
Net investment loss	(0.44%)	(0.48%)		(0.64%)	(0.66%)	(0.43%)
Portfolio turnover rate	81%	57%		65%	50%	67%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).
(d)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.64%, 1.67%, 1.38%, 1.36%, and 1.27%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).
(e)	The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2022 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio

Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$22.69	$28.06	$21.45	$21.85	$18.13

Income (loss) from investment operations:
Net investment income (a)	0.22	0.17	0.07	0.06	0.14
Net realized and unrealized gains (losses) on investments (b)	3.66	(3.01)	6.80	0.03	3.72
Total from investment operations	3.88	(2.84)	6.87	0.09	3.86

Less distributions:
From net investment income	(0.04)	(0.18)	(0.24)	—	(0.14)
From capital gains	(0.96)	(2.35)	(0.02)	(0.49)	—
Total distributions	(1.00)	(2.53)	(0.26)	(0.49)	(0.14)

Net asset value, end of period	$25.57	$22.69	$28.06	$21.45	$21.85

Total return (c)	17.29%	(10.33%)	32.04%	0.47%	21.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,517	$5,189	$6,751	$5,186	$5,355
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.35%	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.97%	1.89%	1.75%	1.84%	1.56%
Net investment income	0.93%	0.66%	0.28%	0.36%	0.69%
Portfolio turnover rate	65%	52%	45%	54%	168%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.97%, 1.89%, 1.75%, 1.84%, and 1.56%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Small Company Value Portfolio

Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$23.32	$28.78	$21.99	$22.33	$18.53

Income (loss) from investment operations:
Net investment income (a)	0.29	0.23	0.13	0.11	0.19
Net realized and unrealized gains (losses) on investments (b)	3.78	(3.09)	7.00	0.04	3.81
Total from investment operations	4.07	(2.86)	7.13	0.15	4.00

Less distributions:
From net investment income	(0.10)	(0.25)	(0.32)	—	(0.20)
From realized capital gains	(0.96)	(2.35)	(0.02)	(0.49)	—
Total distributions	(1.06)	(2.60)	(0.34)	(0.49)	(0.20)
Net asset value, end of period	$26.33	$23.32	$28.78	$21.99	$22.33

Total return (c)	17.62%	(10.13%)	32.40%	0.73%	21.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,646	$19,273	$30,347	$34,796	$55,078
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.72%	1.60%	1.46%	1.52%	1.28%
Net investment income	1.19%	0.96%	0.49%	0.59%	0.92%
Portfolio turnover rate	65%	52%	45%	54%	168%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).
(e)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.72%, 1.60%, 1.46%, 1.51%, and 1.27%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund

Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$22.68	$29.40	$25.14	$22.93	$18.58

Income (loss) from investment operations:
Net investment income (a)	0.27	0.25	0.23	0.26	0.31
Net realized and unrealized gains (losses) on investments and foreign currency transactions	5.37	(5.80)	6.16	4.25	5.20
Total from investment operations	5.64	(5.55)	6.39	4.51	5.51

Less distributions:
From net investment income	(0.28)	(0.25)	(0.22)	(0.26)	(0.30)
From realized capital gains	(0.63)	(0.92)	(1.91)	(2.04)	(0.86)
Total distributions	(0.91)	(1.17)	(2.13)	(2.30)	(1.16)
Net asset value, end of period	$27.41	$22.68	$29.40	$25.14	$22.93

Total return (b)	24.92%	(18.98%)	25.59%	19.93%	29.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$191,607	$157,124	$202,121	$164,172	$162,114
Operating expenses	0.59%	0.57%	0.52%	0.61%	0.62%
Net investment income	1.08%	0.98%	0.81%	1.13%	1.34%
Portfolio turnover rate	5%	21%	9%	9%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire 5000 Indexsm Fund

Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net asset value, beginning of period	$22.69	$29.42	$25.15	$22.93	$18.58

Income (loss) from investment operations:
Net investment income (a)	0.33	0.30	0.29	0.33	0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions	5.38	(5.81)	6.17	4.26	5.20
Total from investment operations	5.71	(5.51)	6.46	4.59	5.57

Less distributions:
From net investment income	(0.34)	(0.30)	(0.28)	(0.33)	(0.36)
From realized capital gains	(0.63)	(0.92)	(1.91)	(2.04)	(0.86)
Total distributions	(0.97)	(1.22)	(2.19)	(2.37)	(1.22)
Net asset value, end of period	$27.43	$22.69	$29.42	$25.15	$22.93
Total return (b)	25.21%	(18.83%)	25.85%	20.28%	30.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,913	$42,372	$56,073	$48,571	$40,266
Operating expenses	0.35%	0.35%	0.31%	0.31%	0.33%
Net investment income	1.31%	1.17%	1.02%	1.44%	1.61%
Portfolio turnover rate	5%	21%	9%	9%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund

Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019
Net asset value, beginning of period	$9.36		$11.64		$12.38		$11.37		$9.32

Income (loss) from investment operations:
Net investment income (a)	0.16		0.13		0.09		0.05		0.12
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.44		(2.32)		1.41		1.81		2.07
Total from investment operations	1.60		(2.19)		1.50		1.86		2.19

Less distributions:
From net investment income	(0.26)		0.00		(0.39)		(0.02)		(0.14)
From realized capital gains	(0.06)		(0.09)		(1.85)		(0.83)		—
Total distributions	(0.32)		(0.09)		(2.24)		(0.85)		(0.14)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$10.64		$9.36		$11.64		$12.38		$11.37

Total return (c)	17.12%		(18.88%)		12.48%		16.55%		23.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$776		$1,037		$3,269		$2,438		$2,612
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.50%		1.50%		1.50%		1.50%		1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.77	%(e)	1.75	%(e)	1.76	%(e)	1.69	%(e)	1.63	%(e)
Net investment income (f)	1.53%		1.36%		0.65%		0.44%		1.21%
Portfolio turnover rate	55%		48%		53%		61%		54%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.

(e)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.77%, 1.75%, 1.76%, 1.69% and 1.63% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire International Equity Fund

Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019
Net asset value, beginning of period	$9.25		$11.47		$12.20		$11.19		$9.19

Income (loss) from investment operations:
Net investment income (a)	0.18		0.15		0.12		0.08		0.14
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.43		(2.28)		1.39		1.78		2.05
Total from investment operations	1.61		(2.13)		1.51		1.86		2.19

Less distributions:
From net investment income	(0.31)		—		(0.39)		(0.02)		(0.19)
From realized capital gains	(0.06)		(0.09)		(1.85)		(0.83)		—
Total distributions	(0.37)		(0.09)		(2.24)		(0.85)		(0.19)
Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$10.49		$9.25		$11.47		$12.20		$11.19

Total return (c)	17.34%		(18.63%)		12.78%		16.82%		23.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$220,560		$220,963		$295,154		$305,433		$387,493
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.25%		1.25%		1.25%		1.25%		1.25	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.43	%(f)	1.40	%(f)	1.38	%(f)	1.32	%(f)	1.29	%(f)
Net investment income (g)	1.76%		1.57%		0.90%		0.71%		1.39%
Portfolio turnover rate	55%		48%		53%		61%		54%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.

(e)	The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(f)	The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.43%, 1.40%, 1.38%, 1.32% and 1.29% for the years ending December 31, 2023, 2022, 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund

Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019
Net asset value, beginning of period	$8.66	$10.08	$10.39	$10.42		$9.88
Income (loss) from investment operations:

Net investment income (a)	0.36	0.27	0.26	0.33		0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	0.18	(1.40)	(0.22)	0.03		0.58
Total from investment operations	0.54	(1.13)	0.04	0.36		0.93

Less distributions:
From net investment income	(0.25)	(0.29)	(0.26)	(0.35)		(0.39)
From realized capital gains	—	0.00	(0.09)	(0.04)		—
Total distributions	(0.25)	(0.29)	(0.35)	(0.39)		(0.39)

Net asset value, end of period	$8.95	$8.66	$10.08	$10.39		$10.42

Total return (c)	6.34%	(11.18%)	0.40%	3.59	%(d)	9.58	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$205	$516	$2,136	$1,998		$1,913
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.15%	1.15%	1.15%	1.15%		1.18	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.41%	1.32%	1.31%	1.29%		1.26%
Net investment income (g)	4.12%	2.95%	2.49%	3.24%		3.37%
Portfolio turnover rate	66%	78%	109%	104%		89%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.

(f)	The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Wilshire Income Opportunities Fund

Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019
Net asset value, beginning of period	$8.58	$9.99	$10.33	$10.37		$9.83

Income (loss) from investment operations:
Net investment income (a)	0.38	0.31	0.28	0.35		0.38
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	0.18	(1.40)	(0.22)	0.03		0.58
Total from investment operations	0.56	(1.09)	0.06	0.38		0.96

Less distributions:
From net investment income	(0.30)	(0.32)	(0.31)	(0.38)		(0.42)
From realized capital gains	—	—	(0.09)	(0.04)		—
Total distributions	(0.30)	(0.32)	(0.40)	(0.42)		(0.42)
Net asset value, end of period	$8.84	$8.58	$9.99	$10.33		$10.37

Total return (c)	6.61%	(10.91%)	0.63%	3.77	%(d)	9.94	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$202,119	$232,704	$301,210	$306,671		$295,437
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.90%	0.90%	0.90%	0.90%		0.92	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.05%	0.96%	0.92%	0.92%		0.92%
Net investment income (g)	4.43%	3.37%	2.75%	3.48%		3.66%
Portfolio turnover rate	66%	78%	109%	104%		89%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)	Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.

(f)	The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements
December 31, 2023

 1.   Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

 2.   Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The end of the reporting period for the Portfolios is December 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee of Wilshire Advisors LLC (the “Adviser”) it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company. The Adviser has been named the valuation designee to implement the daily pricing and fair valuation procedures of the Portfolios. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the current fiscal period, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of the end of the current fiscal period:

Large Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$187,445,987	$—	$—		$187,445,987
U.S. Treasury Obligations	—	1,621,766	—		1,621,766
Agency Mortgage-Backed Obligations Interest-Only Strips	—	183,307	—		183,307
Non-Agency Mortgage-Backed Obligations	—	2,927,040	—		2,927,040
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	217,491	—		217,491
Asset-Backed Securities	—	3,617,329	—		3,617,329
Collateralized Loan Obligations	—	4,801,054	—		4,801,054
Corporate Bonds	—	7,794,864	—		7,794,864
Affiliated Registered Investment Companies	7,250,241	—	—		7,250,241
Right	—	—	—	*	—
Total	$194,696,228	$21,162,851	$—		$215,859,079
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$1,115	$—	$—		$1,115
Unrealized appreciation on swap contracts	—	1,491,012	—		1,491,012
Total Assets	$1,115	$1,491,012	$—		$1,492,127
Liabilities
Unrealized depreciation on futures contracts	$(254,291)	$—	$—		$(254,291)
Total Liabilities	$(254,291)	$—	$—		$(254,291)

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$137,385,396	$—	$—	$137,385,396
U.S. Treasury Obligations	—	402,014	—	402,014
Agency Mortgage-Backed Obligations Interest-Only Strips	—	82,057	—	82,057
Non-Agency Mortgage-Backed Obligations	—	2,136,377	—	2,136,377
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	89,590	—	89,590
Asset-Backed Securities	—	2,852,323	—	2,852,323
Collateralized Loan Obligations	—	4,112,777	—	4,112,777
Corporate Bonds	—	5,524,809	—	5,524,809
Affiliated Registered Investment Companies	5,172,613	—	—	5,172,613
Total	$142,558,009	$15,199,947	$—	$157,757,956
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$2,830	$—	$—	$2,830
Unrealized appreciation on swap contracts	—	1,349,363	—	1,349,363
Total Assets	$2,830	$1,349,363	$—	$1,352,193
Liabilities
Unrealized depreciation on futures contracts	$(170,756)	$—	$—	$(170,756)
Total Liabilities	$(170,756)	$—	$—	$(170,756)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$25,440,911	$—	$—	*	$25,440,911
Total	$25,440,911	$—	$—		$25,440,911

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$26,148,180	$—	$—	$26,148,180
Total	$26,148,180	$—	$—	$26,148,180

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$239,751,551	$—	$—	*	$239,751,551
Warrant	—	—	—	*	—
Rights	—	—	—	*	—
Total	$239,751,551	$—	$—		$239,751,551

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$2,288,645	$3,701,492	$27,571		$6,017,708
Austria	—	592,505	—		592,505
Belgium	—	365,213	—		365,213
Bermuda	1,297,497	4	—		1,297,501
Brazil	2,475,296	—	—		2,475,296
Britain	76,730	18,815,101	—		18,891,831
Canada	12,461,889	—	—	*	12,461,889
Chile	81,358	—	—		81,358
China	983,388	5,323,472	—		6,306,860
Colombia	432	—	—		432
Czech Republic	—	35,566	—		35,566
Denmark	—	5,634,912	—		5,634,912
Egypt	31,826	127,978	—		159,804
Finland	—	2,121,678	—		2,121,678
France	—	15,682,295	—		15,682,295
Georgia	—	44,052	—		44,052
Germany	—	7,521,955	—		7,521,955
Greece	—	140,021	—	*	140,021
Hong Kong	—	2,807,558	—		2,807,558
Hungary	—	545,385	—		545,385
India	1,328,365	4,992,199	—		6,320,564
Indonesia	—	586,972	—		586,972
Ireland	3,715,574	2,038,914	—		5,754,488
Israel	210,058	279,929	—		489,987
Italy	—	5,438,482	—		5,438,482
Japan	—	22,064,426	—		22,064,426
Jersey	—	40,658	—		40,658
Luxembourg	—	1,262,795	—		1,262,795
Malaysia	—	414,431	—		414,431
Mauritius	—	76,782	—		76,782
Mexico	741,819	—	—		741,819
Netherlands	1,513,840	9,332,762	—		10,846,602
New Zealand	—	54,330	—		54,330
Norway	—	869,998	—		869,998
Peru	10,061	—	—		10,061
Philippines	—	362,989	—		362,989
Poland	—	347,111	—		347,111
Portugal	—	171,193	—		171,193
Russia	—	—	—	*	—
Saudi Arabia	—	343,672	—		343,672
Singapore	—	906,404	—		906,404
South Africa	19,978	846,467	—		866,445
South Korea	—	4,858,790	33,358		4,892,148
Spain	—	2,125,963	—		2,125,963

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks (Continued)
Sweden	$—	$5,076,164	$—		$5,076,164
Switzerland	—	9,633,744	—		9,633,744
Taiwan	—	7,183,897	—		7,183,897
Thailand	414,234	600,309	—		1,014,543
Turkey	—	669,510	—		669,510
United Arab Emirates	—	689,997	—		689,997
United States	4,943,159	—	—		4,943,159
Uraguay	2,278,733	—	—		2,278,733
Vietnam	—	417,022	—		417,022
Total Common Stocks	34,872,882	145,145,097	60,929		180,078,908
Preferred Stocks
Brazil	1,074,541	—	—		1,074,541
Colombia	23,139	—	—		23,139
Germany	—	1,000,381	—		1,000,381
Russia	—	—	—	*	—
South Korea	—	182,997	—		182,997
Total Preferred Stocks	1,097,680	1,183,378	—		2,281,058
U.S. Treasury Obligations	—	927,444	—		927,444
Agency Mortgage-Backed Obligations Interest-Only Strips	—	136,761	—		136,761
Non-Agency Mortgage-Backed Obligations	—	3,446,359	—		3,446,359
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	170,713	—		170,713
Asset-Backed Securities	—	3,670,874	—		3,670,874
Collateralized Loan Obligations	—	4,537,825	—		4,537,825
Corporate Bonds	—	7,462,922	—		7,462,922
Affiliated Registered Investment Companies	7,056,379	—	—		7,056,379
Total	$43,026,941	$166,681,373	$60,929		$209,769,243
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$2,348	$—	$—		$2,348
Unrealized appreciation on swap contracts	—	1,636,408	—		1,636,408
Total Assets	$2,348	$1,636,408	$—		$1,638,756
Liabilities
Unrealized depreciation on futures contracts	$(252,281)	$—	$—		$(252,281)
Total Liabilities	$(252,281)	$—	$—		$(252,281)

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$23,803,663	$—	$23,803,663
Municipal Bonds	—	1,861,589	—	1,861,589
Agency Mortgage-Backed Obligations	—	17,371,605	—	17,371,605
Non-Agency Mortgage-Backed Obligations	—	25,423,876	—	25,423,876
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	3,491,412	—	3,491,412
Asset-Backed Securities	—	13,008,141	—	13,008,141
Collateralized Loan Obligations	—	12,087,865	—	12,087,865
Corporate Bonds	—	38,542,789	—	38,542,789
Foreign Bonds	—	43,436,826	—	43,436,826
Bank Loans	—	7,876,715	—	7,876,715
Common Stocks	—	2,285	—	2,285
Preferred Stocks	386,918	—	—	386,918
Purchased OTC Options	14,231	16,976	—	31,207
Affiliated Registered Investment Companies	5,548,436	—	—	5,548,436
Total	$5,949,585	$186,923,742	$—	$192,873,327
Other Financial Instruments**
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$1,450,303	$—	$1,450,303
Unrealized appreciation on futures contracts	805,035	—	—	805,035
Unrealized appreciation on swap contracts	—	34,477	—	34,477
Unrealized appreciation on swaption contracts	—	59,451	—	59,451
Total Assets	$805,035	$1,544,231	$—	$2,349,266
Liabilities
Written Options	$(4,950)	$(19,635)	$—	$(24,585)
Unrealized depreciation on forward foreign currency contracts	—	(1,781,660)	—	(1,781,660)
Unrealized depreciation on futures contracts	(661,105)	—	—	(661,105)
Unrealized depreciation on swap contracts	—	(430,411)	—	(430,411)
Unrealized depreciation on swaption contracts	—	(101,535)	—	(101,535)
Total Liabilities	$(666,055)	$(2,333,241)	$—	$(2,999,296)

*	Includes securities that have been fair valued at $0.

**	Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of the end of the current fiscal period. Large Company Growth Portfolio held rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks, warrants, and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0, $0, and $0, respectively. Wilshire International Equity Fund held common stocks and preferred stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $60,929 and $0, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Russian and Ukraine Securities – The continued hostilities between the two countries may still result in more widespread conflict and could have a severe adverse effect on the region and the markets. Sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have additional significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. For financial reporting purposes, the unrealized value of such swaps is netted and displayed on the Statements of Assets and Liabilities. Cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. The Portfolios use swaps to gain equity exposure of the underlying index.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Credit Default Swaps – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of their portfolios, as a duration management technique and to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Portfolios are selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities.

Futures Contracts – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin deposits for futures contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses a Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $0 in unfunded loan commitments.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Net variation margin receivable on swap contracts” or “Net variation margin payable on swap contracts” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. Customer Account Agreements (“CAA”) and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at the end of the current fiscal period:

Large Company Growth Portfolio

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Total Return Swaps
Morgan Stanley	$1,491,012	$—	$1,491,012	$—	$—	$1,491,012

Large Company Value Portfolio

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Total Return Swaps
Morgan Stanley	$1,349,363	$—	$1,349,363	$—	$—	$1,349,363

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire International Equity Fund

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Total Return Swaps
Goldman Sachs Bank, USA	$365,234	$—	$365,234	$—	$—	$365,234
Morgan Stanley Capital	1,271,174	—	1,271,174	—	—	1,271,174
	$1,636,408	$—	$1,636,408	$—	$—	$1,636,408

Wilshire Income Opportunities Fund

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Forward Foreign Currency Contracts
Australia and New Zealand Banking Group Ltd.	$22,319	$—	$22,319	$(22,319)	$—	$—
Bank of America	21,640	—	21,640	(21,640)	—	—
Bank of Montreal	1,028	—	1,028	(1,028)	—	—
Barclays Capital, Inc.	170,923	—	170,923	(166,057)	—	4,866
BNP Paribas Brokerage Services, Inc.	66,284	—	66,284	(40,196)	—	26,088
CIBC	54,582		54,582	(54,582)	—	—
Citigroup	108,463	—	108,463	(108,463)	—	—
Goldman Sachs Bank	158,665	—	158,665	(158,665)	—	—
HSBC Bank	90,668	—	90,668	(73,627)	—	17,041
JPMChase	148,585	—	148,585	(83,568)	—	65,017
Morgan Stanley Capital	190,047	—	190,047	(187,940)	—	2,107

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Royal Bank of Canada	$18,351	$—	$18,351	$(18,351)	—	$—
Standard Chartered Securities N.A.	64,997	—	64,997	(42,802)	—	22,195
State Street Bank	196,476	—	196,476	(196,476)	—	—
TD Securities	187	—	187	—	—	187
UBS AG	137,088	—	137,088	(39,809)	—	97,279
Total Forward Foreign Currency Contracts	1,450,303	—	1,450,303	(1,215,523)	—	234,780
Purchased Options
Bank of America	$7,648	$—	$7,648	$(7,648)		$—
BNP Paribas Brokerage Services, Inc.	9,091	—	9,091	(9,091)	—	—
Goldman Sachs	237	—	237	—	—	237
Morgan Stanley Capital	14,231	—	14,231	(4,950)	—	9,281
Total Purchased Options	31,207	—	31,207	(21,689)	—	9,518
Swaptions
Bank of America	$29,860	$—	$29,860	$(29,860)	$—	$—
Barclays Capital, Inc.	2,423	—	2,423	(1,588)	—	835
JPMChase	6,230	—	6,230	(6,230)	—	—
Morgan Stanley Capital	20,938	—	20,938	(20,938)	—	—
Total Swaptions	59,451	—	59,451	(58,616)	—	835
	$1,540,961	$—	$1,540,961	$(1,295,828)	$—	$245,133

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Forward Foreign Currency Contracts
Australia and New Zealand Banking Group Ltd.	$126,710	—	$126,710	$(22,319)	$—	$104,391
Bank of America	37,749	—	37,749	(21,640)	—	16,109
Bank of Montreal	6,732	—	6,732	(1,028)	—	5,704
Barclays Capital, Inc.	166,057	—	166,057	(166,057)	—	—
BNP Paribas Brokerage Services, Inc.	40,196	—	40,196	(40,196)	—	—
CIBC	112,768		112,768	(54,582)	—	58,186
Citigroup	303,301	—	303,301	(108,463)	—	194,838
Goldman Sachs Bank	204,592	—	204,592	(158,665)	—	45,927
HSBC Bank	73,627	—	73,627	(73,627)	—	—
JPMChase	83,568	—	83,568	(83,568)	—	—
Morgan Stanley Capital	187,940	—	187,940	(187,940)	—	—
Royal Bank of Canada	92,736	—	92,736	(18,351)	—	74,385
Standard Chartered Securities N.A.	$42,802	$—	$42,802	$(42,802)	$—	$—
State Street Bank	263,073	—	263,073	(196,476)	—	66,597
TD Securities	—	—	—	—	—	—
UBS AG	39,809	—	39,809	(39,809)	—	—
Total Forward Foreign Currency Contracts	1,781,660	—	1,781,660	(1,215,523)	—	566,137
Written Options						—
Bank of America	$9,818	$—	$9,818	$(7,648)		$2,170
BNP Paribas Brokerage Services, Inc.	9,817	—	9,817	(9,091)	—	726
Morgan Stanley Capital	4,950	—	4,950	(4,950)	—	—
Total Written Options	24,585	—	24,585	(21,689)	—	2,896

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Swaptions
Bank of America	$53,075	$—	$53,075	$(29,860)	$—	$23,215
Barclays Capital, Inc.	1,588	—	1,588	(1,588)	—	—
JPMChase	12,312	—	12,312	(6,230)	—	6,082
Morgan Stanley Capital	34,560	—	34,560	(20,938)	—	13,622
Total Swaptions	101,535	—	101,535	(58,616)	—	42,919
	$1,907,780	$—	$1,907,780	$(1,295,828)	$—	$611,952

*	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than than reported in order to satisfy broker or exchange requirements.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 8 for collateral related to securities on loan.

Expense policy - Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs - With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Master Limited Partnerships (“MLPs”) - Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders - Distributions to shareholders are recorded on the exdividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees - Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the years ended December 31, 2023 and 2022, Wilshire International Equity Fund collected $3,582 and $9,333, respectively, in redemption fees.

New Accounting Pronouncements and Other Regulatory Matters

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more indepth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio and Large Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2024. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the current fiscal period, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$37,477	$5,724
Large Company Value Portfolio	78,058	—
Small Company Growth Portfolio	134,112	8,749
Small Company Value Portfolio	159,538	—
Wilshire International Equity Fund	381,711	—
Wilshire Income Opportunities Fund	307,680	—

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

As of the end of the current fiscal period, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $47,495, $108,549, $394,818, $441,562, $1,113,853, and $544,125, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

	December 31,	December 31,	December 31,
Portfolio	2024	2025	2026
Large Company Growth Portfolio	$—	$10,018	$37,477
Large Company Value Portfolio	—	30,491	78,058
Small Company Growth Portfolio	106,485	154,221	134,112
Small Company Value Portfolio	133,921	148,103	159,538
Wilshire International Equity Fund	372,589	359,553	381,711
Wilshire Income Opportunities Fund	77,038	159,407	307,680

The Board has approved Los Angeles Capital Management LLC (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), AllianceBernstein, L.P. (“AllianceBernstein”), Granahan Investment Management, Inc. (“Granahan”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, AllianceBernstein, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, H&W, MFS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital, Ranger, and Granahan each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the current fiscal period, there was one of such transactions by a Portfolio.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”), serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Foreside Fund Services, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board meeting or a special in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a virtual special Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a virtual special Committee meeting fee of $1,500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the current fiscal period, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio, except Large Company Growth Portfolio, Small Company Growth Portfolio, and Wilshire 5000 IndexSM Fund. Large Company Growth Portfolio, Small Company Growth Portfolio, and Wilshire 5000 IndexSM Fund incurred distribution and service fee expenses totaling 0.24%, 0.07% and 0.20% of the average net assets of their Investment Class Shares, respectively.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the current fiscal period, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.125%	0.050%
Large Company Value Portfolio	0.068%	0.047%
Small Company Growth Portfolio	0.080%	0.125%
Small Company Value Portfolio	0.126%	0.127%
Wilshire 5000 IndexSM Fund	0.063%	0.034%
Wilshire International Equity Fund	0.145%	0.044%
Wilshire Income Opportunities Fund	0.179%	0.049%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the current fiscal period were as follows:

Large Company Growth Portfolio	$266
Large Company Value Portfolio	34
Small Company Growth Portfolio	504
Small Company Value Portfolio	422
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	3,438
Wilshire Income Opportunities Fund	—

For the current fiscal period, Cowen retained the following commissions:

Large Company Growth Portfolio	$49
Large Company Value Portfolio	88
Small Company Growth Portfolio	941
Small Company Value Portfolio	92
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	1,185
Wilshire Income Opportunities Fund	—

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

5. Line of Credit.

The Company and the Wilshire Variable Insurance Trust have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by a Portfolio are secured by the Portfolio’s assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 3, 2025. Interest is charged at the prime rate, which was 8.50% as of the end of the current fiscal period. As of December 31, 2023, Wilshire International Equity Fund had $139,000 outstanding borrowings. During the current fiscal period, the Portfolios’ Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Maximum Borrowings Date	Average Borrowings
Large Company Growth Portfolio	8.35%	$6,484	$4,384,000	December 4, 2023	$75,296
Large Company Value Portfolio	7.89%	1,596	1,701,000	February 23, 2023	22,926
Small Company Growth Portfolio	8.25%	739	1,059,000	May 19, 2023	8,836
Small Company Value Portfolio	8.26%	1,410	1,981,000	May 19, 2023	16,836
Wilshire International Equity Fund	7.94%	10,367	8,389,000	February 8, 2023	130,049
Wilshire Income Opportunities Fund	8.24%	363	1,565,000	May 24, 2023	4,348

6. Investment Transactions.

During the current fiscal period aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$128,724,729	$160,438,868
Large Company Value Portfolio	71,912,470	91,583,743
Small Company Growth Portfolio	20,491,685	21,024,919
Small Company Value Portfolio	16,718,354	18,144,484
Wilshire 5000 IndexSM Fund	11,189,910	15,431,468
Wilshire International Equity Fund	104,989,053	127,694,469
Wilshire Income Opportunities Fund	53,046,619	79,433,473

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Purchases and sales and maturities of long-term U.S. Government securities during the current fiscal period were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$7,567,980	$7,004,039
Large Company Value Portfolio	4,703,926	5,247,362
Wilshire International Equity Fund	9,044,433	10,070,751
Wilshire Income Opportunities Fund	79,763,987	77,374,381

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, and the value of such investments as of the end of the current fiscal period, were as follows:

Large Company Growth Portfolio

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Net Realized Loss	Net Change in Unrealized Appreciation	Value as of December 31, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$645,924	$7,793	$(671,138)	$(79,700)	$97,121	$—	$6,587	$—
Voya VACS Series EMHCD Fund	794,246	12,662	(815,115)	(223,812)	233,617	1,598	5,415	5
Voya VACS Series HYB Fund	885,766	73,275	—	—	38,427	997,468	74,937	—
Voya VACS Series SC Fund	5,661,694	335,112	—	—	254,369	6,251,175	313,589	19,422
	$7,987,630	$428,842	$(1,486,253)	$(303,512)	$623,534	$7,250,241	$400,528	$19,427

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Large Company Value Portfolio

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Net Realized Loss	Net Change in Unrealized Appreciation	Value as of December 31, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$1,965,147	$23,710	$(2,041,857)	$(467,616)	$520,616	$—	$20,045	$—
Voya VACS Series EMHCD Fund	577,203	9,202	(592,369)	(156,111)	163,236	1,161	3,936	3
Voya VACS Series HYB Fund	746,079	61,722	—	—	32,367	840,168	63,126	—
Voya VACS Series SC Fund	3,922,845	232,193	—	—	176,246	4,331,284	217,284	13,458
	$7,211,274	$326,827	$(2,634,226)	$(623,727)	$892,465	$5,172,613	$304,391	$13,461

Wilshire International Equity Fund

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Net Realized Loss	Net Change in Unrealized Appreciation	Value as of December 31, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$526,708	$6,354	$(547,268)	$(64,918)	$79,124	$—	$5,372	$—
Voya VACS Series EMHCD Fund	680,559	10,849	(698,440)	(192,511)	200,913	1,370	4,638	4
Voya VACS Series HYB Fund	836,093	69,168	—	—	36,272	941,533	70,738	—
Voya VACS Series SC Fund	5,536,981	327,730	—	—	248,765	6,113,476	306,675	18,994
	$7,580,341	$414,101	$(1,245,708)	$(257,429)	$565,074	$7,056,379	$387,423	$18,998

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Wilshire Income Opportunities Fund

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Net Realized Loss	Net Change in Unrealized Appreciation	Value as of December 31, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Floating Rate Fund - Class P	$2,578,160	$60,138	$(2,640,874)	$(214,478)	$217,054	$—	$52,257	$—
Voya VACS Series EMCD Fund	796,957	46,504	—	—	32,677	876,138	47,742	—
Voya VACS Series EMHCD Fund	1,449,316	114,132	—	—	70,347	1,633,795	105,244	4,633
Voya VACS Series HYB Fund	2,698,231	223,217	—	—	117,055	3,038,503	226,983	—
	$7,522,664	$443,991	$(2,640,874)	$(214,478)	$437,133	$5,548,436	$432,226	$4,633

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the current fiscal period.

At the end of the current fiscal period, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$1,115	Net variation margin receivable on futures contracts	$(254,291)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	1,491,012	N/A	—
			$1,492,127		$(254,291)

*	Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

At the end of the current fiscal period, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$2,830	Net variation margin receivable on futures contracts	$(170,756)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	1,349,363	N/A	—
			$1,352,193		$(170,756)

*	Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

At the end of the current fiscal period, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$2,348	Net variation margin receivable on futures contracts	$(252,281)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	1,636,408	N/A	—
			$1,638,756		$(252,281)

*	Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

At the end of the current fiscal period, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$805,035	Net variation margin receivable on futures contracts	$(661,105)
	Centrally cleared interest rate swaps*	Net variation margin payable on swap contracts	34,477	Net variation margin payable on swap contracts	(430,411)
	OTC interest rate swaptions	Unrealized appreciation on swaption contracts	59,451	Unrealized depreciation on swaption contracts	(101,535)
	OTC future options	Unaffiliated investments, at value	14,231	Options written, at value	(4,950)
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	$1,450,303	Unrealized depreciation on foreign forward currency contracts	$(1,781,660)
	OTC currency options	Unaffiliated investments, at value	16,976	Options written, at value	(19,635)
			$2,380,473		$(2,999,296)

*	Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts, centrally cleared credit default swaps, and centrally cleared interest rate swaps, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the current fiscal period, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

			Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$471,071	$(291,284)
Credit	Swap contracts	Swap contracts	(39,335)	5,016
Equity	Swap contracts	Swap contracts	10,498,355	3,148,543

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

For the current fiscal period, the effect of derivative contracts in Large Company Value Portfolio’s Statement of Operations was as follows:

			Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$299,807	$(201,731)
Credit	Swap contracts	Swap contracts	(41,557)	3,919
Equity	Swap contracts	Swap contracts	640,507	952,041

For the current fiscal period, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

			Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$475,097	$(291,327)
Credit	Swap contracts	Swap contracts	(39,152)	4,941
Equity	Swap contracts	Swap contracts	6,677,820	(2,569,879)

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

For the current fiscal period, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

			Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$(109,460)	$105,379
Interest Rate	Swaptions	Swaption contracts	580,003	20,024
Interest Rate	Swap contracts	Swap contracts	(685,906)	(143,430)
Interest Rate	Written options	Option contracts written	17,656	(3,319)
Interest Rate	Purchased options	Unaffiliated investments	—	6,581
Interest Rate Total			(215,363)	(14,765)
Credit	Swap contracts	Swap contracts	(113,785)	16,122
Credit Total			(113,785)	16,122
Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	(833,416)	424,160
Currency	Written options	Option contracts written	17,656	(38,730)
Currency	Purchased options	Unaffiliated investments	(142,007)	30,921
Currency	Swap contracts	Swap contracts	(3,743)	—
Currency Total			(961,510)	416,351
Equity	Futures contracts	Futures contracts	(7,956)	—
Total Equity			(7,956)	—

The average monthly notional amount outstanding of options, swaptions, swaps, futures and forwards during the year ended December 31, 2023 were as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Wilshire International Equity Fund	Wilshire Income Opportunity Fund
Asset Type
Options
Long	$—	$—	$—	$12,868,212
Short	—	—	—	11,513,761
Swaptions
Long	—	—	—	9,401,690
Short	—	—	—	(53,168,185)
Total Return Swaps	46,562,556	32,479,481	43,612,794	—

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

	Large Company Growth Portfolio	Large Company Value Portfolio	Wilshire International Equity Fund	Wilshire Income Opportunity Fund
Interest Rate Swaps	$—	$—	$—	$32,630,123
Credit Default Swaps	84,417	66,500	84,250	443,417
Futures
Long	8,280	704,000	18,067	43,059,744
Short	(6,908,375)	(6,024,523)	(7,878,992)	(11,603,878)
Forwards
Purchased	—	—	—	47,754,107
Sold	—	—	—	62,939,862
Volatility Swaps	—	—	—	601,125

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at the end of the current fiscal period are shown on the Statements of Assets and Liabilities. Proceeds from cash collateral received from securities on loan were invested in a U.S. Bank Money Market Deposit Account and classified as Cash and cash equivalents on the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of the end of the current fiscal period:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$389,204	$389,204
Small Company Growth Portfolio	76,341	76,341
Small Company Value Portfolio	159,878	159,878
Wilshire 5000 IndexSM Fund	828,151	828,151
Wilshire International Equity Fund	120,225	120,225
Wilshire Income Opportunities Fund	1,834,800	1,834,800

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

CAPITAL SHARE TRANSACTIONS:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Investment Class shares:
Shares sold	18,752	24,635	776	8,210	4,694	5,489
Shares issued as reinvestment of distributions	1,511	328,840	4,245	19,574	—	83,228
Shares redeemed	(255,533)	(279,619)	(47,758)	(74,175)	(66,098)	(88,925)
Net increase (decrease) in Investment Class shares outstanding	(235,270)	73,856	(42,737)	(46,391)	(61,404)	(208)
Shares outstanding at beginning of year	2,018,466	1,944,610	225,786	272,177	430,627	430,835
Shares outstanding at end of year	1,783,196	2,018,466	183,049	225,786	369,223	430,627

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Institutional Class shares:
Shares sold	249,846	818,946	618,815	632,778	393,666	74,798
Shares issued as reinvestment of distributions	11,294	679,892	246,073	945,423	—	174,925
Shares redeemed	(1,204,634)	(666,854)	(2,150,378)	(2,213,737)	(387,791)	(218,676)
Net increase (decrease) in Institutional Class shares outstanding	(943,494)	831,984	(1,285,490)	(635,536)	5,875	31,047
Shares outstanding at beginning of year	4,860,764	4,028,780	9,383,499	10,019,035	997,712	966,665
Shares outstanding at end of year	3,917,270	4,860,764	8,098,009	9,383,499	1,003,587	997,712

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	2,744	3,170	503,184	364,771	9,973	44,128
Shares issued as reinvestment of distributions	8,522	23,307	218,328	319,651	1,975	970
Shares redeemed	(24,246)	(38,334)	(659,183)	(630,409)	(49,750)	(215,248)
Net increase (decrease) in Investment Class shares outstanding	(12,980)	(11,857)	62,329	54,013	(37,802)	(170,150)
Shares outstanding at beginning of year	228,688	240,545	6,929,216	6,875,203	110,727	280,877
Shares outstanding at end of year	215,708	228,688	6,991,545	6,929,216	72,925	110,727

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Institutional Class shares:
Shares sold	221,560	37,206	52,303	1,157,272	1,437,388	2,138,067
Shares issued as reinvestment of distributions	31,929	82,261	48,123	75,669	701,059	213,191
Shares redeemed	(295,717)	(347,514)	(184,792)	(1,271,396)	(5,013,247)	(4,192,631)
Net increase (decrease) in Institutional Class shares outstanding	(42,228)	(228,047)	(84,366)	(38,455)	(2,874,800)	(1,841,373)
Shares outstanding at beginning of year	826,485	1,054,532	1,867,473	1,905,928	23,900,331	25,741,704
Shares outstanding at end of year	784,257	826,485	1,783,107	1,867,473	21,025,531	23,900,331

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	2,206	30,157
Shares issued as reinvestment of distributions	923	4,545
Shares redeemed	(39,784)	(187,172)
Net decrease in Investment Class shares outstanding	(36,655)	(152,470)
Shares outstanding at beginning of year	59,577	212,047
Shares outstanding at end of year	22,922	59,577

Institutional Class shares:
Shares sold	2,359,540	1,644,396
Shares issued as reinvestment of distributions	809,773	1,004,823
Shares redeemed	(7,440,824)	(5,662,221)
Net decrease in Institutional Class shares outstanding	(4,271,511)	(3,013,002)
Shares outstanding at beginning of year	27,129,013	30,142,015
Shares outstanding at end of year	22,857,502	27,129,013

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

10. Significant Shareholders.

At the end of the current fiscal period, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	86%
Large Company Value Portfolio (4 omnibus shareholders)	95%
Small Company Growth Portfolio (4 omnibus shareholders)	82%
Small Company Value Portfolio (4 omnibus shareholders)	90%
Wilshire 5000 IndexSM Fund (2 omnibus shareholders)	66%
Wilshire International Equity Fund (4 omnibus shareholders)	97%
Wilshire Income Opportunities Fund (4 omnibus shareholders)	97%

As of the end of the current fiscal period, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	31%
Large Company Value Portfolio	47%
Small Company Growth Portfolio	28%
Small Company Value Portfolio	28%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	51%
Wilshire Income Opportunities Fund	49%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The federal tax cost of portfolio securities and unrealized appreciation and depreciation, including derivatives, and the components of distributable earnings (accumulated losses) for income tax purposes as of December 31, 2023, for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	$140,511,090	$137,831,499	$21,084,041	$21,847,341
Unrealized Appreciation	83,448,253	27,957,536	6,893,694	6,370,954
Unrealized Depreciation	(6,609,252)	(6,681,715)	(2,536,824)	(2,070,115)
Net unrealized appreciation (depreciation)	76,839,001	21,275,821	4,356,870	4,300,839
Undistributed Ordinary Income	1,701,183	833,962	—	330,508
Undistributed Long-Term Capital Gain	4,092,526	911,057	—	366,235
Distributable earnings	5,793,709	1,745,019	—	696,743

Other accumulated gain/(loss)	—	52	(2,949,201)	—

Total distributable earnings	82,632,710	23,020,892	1,407,669	4,997,582

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	$64,348,210	$180,795,444	$208,042,900
Unrealized Appreciation	180,666,374	41,739,360	4,699,366
Unrealized Depreciation	(5,263,033)	(12,400,327)	(19,914,413)
Net unrealized appreciation (depreciation)	175,403,341	29,339,033	(15,215,047)

Undistributed Ordinary Income		1,802,622	—
Undistributed Long-Term Capital Gain	658,961	1,411,159	—
Distributable earnings	658,961	3,213,781	—

Other accumulated gain/(loss)	(29,277)	10,263	(21,400,565)

Total distributable earnings (accumulated losses)	176,033,025	32,563,077	(36,615,612)

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, and investment in passive foreign investment companies.

At December 31, 2023, the Wilshire 5000 Index Fund had post-October capital loss deferral of $29,275.

As of December 31, 2023, Income Opportunity Fund and Small Company Growth Portfolio had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

	Short-Term	Long-Term
Portfolio	Loss	Loss	Total
Small Company Growth Portfolio	$2,949,201	$—	$2,949,201
Wilshire Income Opportunities Fund	6,844,849	14,562,119	21,406,968

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2023, Wilshire International Equity Fund utilized $2,497,901 of CLCF.

The tax character of distributions declared during the years ended December 31, 2023 and December 31, 2022 was as follows:

Portfolio	2023 Ordinary Income	2023 Long-Term Capital Gains	2022 Ordinary Income	2022 Long-Term Capital Gains
Large Company Growth Fund	$551,373	$—	$171,788	$31,530,544
Large Company Value Portfolio	1,410,988	3,611,587	5,889,980	12,018,006
Small Company Growth Portfolio	—	—	—	4,298,514
Small Company Value Portfolio	86,218	952,961	249,102	2,318,391
Wilshire 5000 IndexSM Fund	2,585,421	5,369,108	2,294,416	7,789,311
Wilshire International Equity Fund	6,294,982	1,180,843	—	2,053,351
Wilshire Income Opportunities Fund	7,094,175	—	8,922,423	—

The Portfolios designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gains to zero for the tax year ended December 31, 2023.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

For the year ended December 31, 2023, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Distributable earnings (accumulated losses)	$(86,715)	$(576,189)	$72,495	$(304,336)
Paid-in capital	86,715	576,189	(72,495)	304,336

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Distributable earnings (accumulated losses)	$(462,648)	$(170,636)	$12,982
Paid-in capital	462,648	170,636	(12,982)

Such reclassifications, primarily related to the use of utilization of earnings and profits distributed to shareholders on redemption of shares, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/ or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of the end of the current fiscal period, Large Company Growth Portfolio had 33.0% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 26.7% of the value of its net assets invested in stocks within the Health Care sector; Small Company Value Portfolio had 31.1% of the value of its net assets invested in stocks within the Financials sector; and Wilshire 5000 Index FundSM had 27.4% of the value of its net assets invested in stocks within the Information Technology sector.

Wilshire Mutual Funds, Inc.
Notes to Financial Statements - (Continued)
December 31, 2023

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, total return swaps, futures contracts, forward foreign currency contracts, written options, interest rate swaptions, and centrally cleared interest rate swaps, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, agent banks, counterparties and brokers; when replies were not received from counterparties, brokers, or agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Wilshire Mutual Funds, Inc.
Report of Independent Registered Public Accounting Firm - (Continued)

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 29, 2024

Wilshire Mutual Funds, Inc.
Additional Fund Information (Unaudited)

DIRECTORS AND OFFICERS

The Board of Directors, five of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 600, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 75(2)	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)

Matthew E. Forstenhausler, 64	Director	Since 2023	Retired; formerly Partner, Ernst Young LLP (1981 to 2019)	8	Wilshire Variable Insurance Trust (1 Fund), formerly Director of Sierra Income Fund (2020 to 2022)

Edward Gubman, 73	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)

Wilshire Mutual Funds, Inc.
Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Elizabeth A. Levy- Navarro, 60	Director	Since 2019	Independent Corporate Advisor, Summit Strategy (since 2018); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993 to 2002).	8	Wilshire Variable Insurance Trust (1 Fund); Eastside Distilling Company

George J. Zock, 73	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange

INTERESTED DIRECTOR and PRESIDENT

Jason Schwarz,(3) 49	Director and President	Director since 2018/ President since 2012	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (since 2020); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Advisors LLC; Wilshire Variable Insurance Trust (1 Fund)

OFFICERS

Sandy Choi, 50	Chief Compliance Officer and Secretary	Since 2023	General Counsel and Head of Compliance, Wilshire Advisors LLC (Since 2023); General Counsel, Cercano Management LLC (2022 – 2023); Sr. Managing Director, Guggenheim Investments (2013-2022)	N/A	N/A

Wilshire Mutual Funds, Inc.
Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 48	Vice President	Since 2011	Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)	N/A	N/A

Michael Wauters, 57	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Controller, (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A

Josh Emanuel, 44	Vice President	Since 2015

Chief Investment Officer - Global Investment Management (since 2021); Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Global Investment Management Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)

				N/A	N/A

Wilshire Mutual Funds, Inc.
Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Suehyun Kim, 46	Vice President	Since 2019	Vice President, Wilshire Advisors LLC (since 2018); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A

(1)	Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano invests in mutual funds advised by WCM Investment Management, LLC, a subadviser to the Wilshire International Equity Fund.

(3)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc.
Tax Information (Unaudited)

For the year ended December 31, 2023, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Portfolio	$—
Large Company Value Portfolio	3,611,587
Small Company Growth Portfolio	—
Small Company Value Portfolio	952,961
Wilshire 5000 IndexSM Fund	5,369,108
Wilshire Income Opportunities Fund	—
Wilshire International Equity Fund	1,180,843

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	90.24%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	0.89%
Wilshire International Equity Fund	0.16%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2023 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	100.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	1.10%
Wilshire International Equity Fund	100.00%

Wilshire Mutual Funds, Inc.
Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	0.00%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	2.62%
Wilshire Income Opportunities Fund	0.00%
Wilshire International Equity Fund	0.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.27 and the foreign tax expense per share was $0.03 per share. The passthrough of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2023. These shareholders will receive more detailed information along with their 2023 Form 1099-DIV.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio

●	Small Company Growth Portfolio

●	Wilshire 5000 Index Fund

●	Wilshire International Equity Fund

●	Large Company Value Portfolio

●	Small Company Value Portfolio

●	Wilshire Income Opportunities Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively, as the “Funds.”)

During the six months ended December 31, 2023, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser to each Fund, and the Company, with respect to each of the Funds (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”) casting votes at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 28, 2023 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Directors, casting votes at a meeting called for such purpose. As part of their review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Directors in advance of the November Meeting.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Directors received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index: (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which also met on November 28, 2023 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of each Fund to approve the renewal of the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board took into account each Fund’s portfolio management structure, whereby the Adviser identifies, evaluates and oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Fund, and for certain Funds, manages a portion of the Fund. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the Funds’ investment strategies and considered the information provided by the Adviser regarding investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. In addition, the Board considered the regular reports it receives from the Funds’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to each of Small Company Growth Portfolio, Small Company Value Portfolio, Large Company Value Portfolio, Wilshire Income Opportunities Fund and Wilshire International Equity Fund pursuant to expense limitation agreements. In this regard, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2022, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Funds.

In connection with its evaluation of the quality of services provided by the Adviser, the Board reviewed information on the performance of each of the Investment Class and Institutional Class shares of each actively managed Fund—i.e., each of the Funds, with the exception of the Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended September 30, 2023, as applicable, in comparison to a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods. The Board also reviewed performance of the Institutional Class shares of each actively managed Fund in comparison to each Fund’s benchmark.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

With respect to the Index Fund, the Board took into account that, unlike the other Funds, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Funds. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark, and thus the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended September 30, 2023—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) that passively replicate domestic equity benchmarks.

In general, the Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

Large Company Growth Portfolio

●	The Fund’s annualized returns for each period were below the Fund’s benchmark performance. However, each class of the Fund outperformed its respective peer group median for the one-, five- and ten-year periods, ranking in the third quintile of its respective peer group (the first quintile being the best performers and the fifth quintile being the worst performers) and underperformed its respective peer group median for the three-year period, with the Institutional Class ranking in the third quintile and the Investment Class ranking in the fourth quintile (62%).

Large Company Value Portfolio

●	The Fund’s annualized returns for the one- and three-year periods were above the Fund’s benchmark performance. In addition, each class of the Fund outperformed its respective peer group median for the one- and three-year periods, ranking in the first quintile of its respective peer group for the one-year period and in the second or third quintile for the three-year period and underperformed its respective peer group for the five- and ten-year periods, ranking in the fifth quintile of its respective peer group.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Small Company Growth Portfolio

●	The Fund’s annualized returns for the three-, five- and ten-year periods were above the Fund’s benchmark performance. However, each class of the Fund underperformed its respective peer group median for the one-, three-, five- and ten-year periods, with the Institutional Class ranking in the fourth quintile of its peer group and the Investment Class ranking in the fourth, third, fourth and fourth quintiles of its peer group, respectively. The Board also took into account the Adviser’s explanation of the factors that detracted from performance, including individual subadviser performance.

Small Company Value Portfolio

●	The Fund’s annualized returns for each period reviewed were above the Fund’s benchmark performance. In addition, although each class of the Fund underperformed its respective peer group median for the one- and five-year periods, ranking in the third and fourth quintiles, respectively, of its respective peer group, each class of the Fund outperformed its respective peer group median for the three- and ten-year periods, ranking in the second quintile of its respective peer group.

Index Fund

●	Each class of the Index Fund’s tracking error was below its respective peer group median—i.e., each class of the Index Fund tracked its index more closely than the median of its respective peer group—for all periods reviewed, ranking in the first quintile of its respective peer group for all periods reviewed (except for the Investment Class for the ten-year period which ranked in the second quintile of its peer group). The Board also noted that, although the Index Fund underperformed its index for all periods reviewed, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.

Wilshire Income Opportunities Fund

●	The Fund’s annualized returns were above the Fund’s benchmark performance for the one- and three-year periods and above the Fund’s custom blended[1] benchmark for the three-year period. However, each class of the Fund underperformed its respective peer group median for the one-, three- and five-year periods, ranking in the fifth quintile of its respective peer group. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance.

[1]	The Wilshire Income Opportunities Fund’s custom blended benchmark was calculated by the Adviser and consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index and 10% Bloomberg Emerging Markets USD Index.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Wilshire International Equity Fund

●	The Board noted that the Fund’s performance for all periods reviewed exceeded its benchmark. In addition, each class of the Fund exceeded its respective peer group median for all periods reviewed, with the Institutional Class ranking in the third, second, first and first quintiles, respectively, for the one-, three-, five- and ten-year periods and the Investment Class ranking in the second, second, first and first quintiles, respectively, for the same periods.

In evaluating each Fund’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that (i) each Fund’s performance was acceptable or (ii) it was satisfied with the Adviser’s responses relating to investment performance.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of the services provided by the Adviser to each Fund.

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio for Investment Class and Institutional Class shares to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Large Company Growth Portfolio

●	Each class of the Fund’s total expense ratio and actual management fee paid was above its respective peer group median, ranking in the fourth and third quintiles, respectively, for the Institutional Class and in the fifth and fourth quintiles, respectively, for the Investment Class (the first quintile being the lowest and the fifth quintile being the highest). The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Large Company Value Portfolio

●	Each class of the Fund’s total expense ratio and actual management fee paid was above its respective peer group median, ranking in the fifth and fourth quintiles, respectively. The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

After reviewing the foregoing and related factors, the Board concluded that (i) each Fund’s performance was acceptable or (ii) it was satisfied with the Adviser’s responses relating to investment performance.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of the services provided by the Adviser to each Fund.

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio for Investment Class and Institutional Class shares to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Large Company Growth Portfolio

●	Each class of the Fund’s total expense ratio and actual management fee paid was above its respective peer group median, ranking in the fourth and third quintiles, respectively, for the Institutional Class and in the fifth and fourth quintiles, respectively, for the Investment Class (the first quintile being the lowest and the fifth quintile being the highest). The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Large Company Value Portfolio

●	Each class of the Fund’s total expense ratio and actual management fee paid was above its respective peer group median, ranking in the fifth and fourth quintiles, respectively. The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Small Company Growth Portfolio

●	Although each class of the Fund’s total expense ratio was above its respective peer group median, ranking in the third quintile for the Institutional Class and in the fourth quintile for the Investment Class, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer groups. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Small Company Value Portfolio

●	Although each class of the Fund’s total expense ratio was above its respective peer group median, ranking in the third quintile for the Institutional Class and in the fourth quintile for the Investment Class, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer groups. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Index Fund

●	Both the Fund’s total expense ratio and the actual management fee paid were below the peer group median, ranking in the first quintile.

Wilshire Income Opportunities Fund

●	Each class of the Fund’s total expense ratio and the actual management fee paid were below its respective peer group median, ranking in the third (41%) and second quintiles, respectively, for the Institutional Class and in the second and first quintiles, respectively, for the Investment Class.

Wilshire International Equity Fund

●	Although each class of the Fund’s total expense ratio was above its respective peer group median, ranking in the fifth quintile of its peer group, the Fund’s Investment Class actual management fee paid was below its peer group median and ranked in the third quintile. The Fund’s Institutional Class actual management fee ranked in the fourth quintile of its peer group. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

As part of its evaluation of each Fund’s management fee, the Board considered how such fees compared to the Fund(s) with similar investment styles, to the extent applicable. The Board noted that the Adviser had not identified any other registered investment companies that it advises pursuant to similar investment strategies. However, the Board considered that the Adviser provides advisory services to retirement plans and that certain plans invest in Wilshire collective investment trusts that have investment strategies similar to certain of the Funds and that Wilshire charges those retirement plans a lower fee. In this regard, the Board considered, among other things, the Adviser’s discussion of the significant differences in the scope of services provided to the Funds and to such plans, as well as the size of the Funds relative to such plans. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Funds were sufficiently different from the services provided to and specific circumstances of the retirement plans to support the difference in fees.

Based upon all of the above, the Board concluded that the management fee for each Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Funds, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Company and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and it concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board noted the Adviser’s statements, including that the Adviser believes its management fees are appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Funds.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth, and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the Board considered the size of each Fund and the management fee it is charged, as well as the Adviser’s agreement to limit the expenses of certain Funds. The Board also took into account that each Fund’s advisory fee schedule included a breakpoint at an asset level that had not yet been reached.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Based upon all of the above, the Board concluded that the management fee for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered that the Adviser may retain a portion of the Rule 12b-1 fees collected from the Investment Class of each Fund to offset its costs for distribution services provided to the Investment Class of the Fund but noted that the Adviser has not historically done so. The Board also considered the Adviser’s statement that benefits from its relationship with the Funds were primarily limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, and it was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio

●	Small Company Growth Portfolio

●	Wilshire 5000 Index Fund

●	Wilshire International Equity Fund

●	Large Company Value Portfolio

●	Small Company Value Portfolio

●	Wilshire Income Opportunities Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively as the “Funds.”)

During the six months ended December 31, 2023, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of each subadvisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser for each Fund, and each of the following subadvisers, with respect to the applicable Fund(s):

Subadviser

AllianceBernstein L.P. (“AllianceBernstein”)

Diamond Hill Capital Management, Inc.

(“Diamond Hill”)

DoubleLine Capital LP (“DoubleLine”)

Fred Alger Management, LLC (“Fred Alger”)

Granahan Investment Management, Inc. (“Grana- han”)

Hotchkis & Wiley Capital Management, LLC (“Hotch-kis & Wiley”)

Small Company Value Portfolio

Lazard Asset Management LLC (“Lazard”) Los Angeles Capital Management LLC (“LA Capital”)

Manulife Asset Management (US) LLC (“Manulife”)

Massachusetts Financial Services (d/b/a MFS

Invest-ment Management) (“MFS”)

Pzena Investment Management, LLC (“Pzena”)

Ranger Investment Management, L.P. (“Ranger”)

Fund(s)

Large Company Growth Portfolio

Small Company Value Portfolio

Wilshire Income Opportunities Fund

Large Company Growth Portfolio

Small Company Growth Portfolio

Large Company Value Portfolio

Wilshire International Equity Fund

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Index Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

Large Company Value Portfolio

Wilshire International Equity Fund

Small Company Growth Portfolio

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Subadviser

Voya Investment Management Co. LLC (“Voya”)

WCM Investment Management, LLC (“WCM”)

Fund(s)

Large Company Growth Portfolio

Large Company Value Portfolio

Wilshire Income Opportunities Fund

Wilshire International Equity Fund

Wilshire International Equity Fund

In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually as a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or individually as a “Subadvisory Agreement.”

Each of the Subadvisory Agreements continues in effect from year to year, provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The Board approved the renewal of each of the Subadvisory Agreements following an extensive process that concluded at the Board’s August 22, 2023 meeting (the “Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”). As part of the Board’s review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting that information regarding the proposed Subadvisory Agreements be provided to the Directors in advance of the Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed, describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Subadvisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by each Subadviser under the subadvisory arrangements (including the performance of each Fund or portion thereof); comparative fees as provided by each Subadviser; the profits realized by each Subadviser; the extent to which each Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by each Subadviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in sessions at which no representatives of the Subadvisers were present and in executive session with no representatives of the Subadvisers or the Adviser present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which also met on August 22, 2023 to review data on each Subadviser’s performance. Recognizing that the evaluation process with respect to the services provided by each of the Subadvisers is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling, and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of each of the Subadvisory Agreements.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Nature, Extent and Quality of Services

As to each Subadvisory Agreement and Subadviser, the Board considered the nature, extent and quality of services provided. The Board considered the firm’s overall reputation; the track record and qualifications of the Subadviser; its investment approach and methodologies; the education, experience and tenure of the Subadviser’s investment personnel responsible for the day-to-day portfolio management of the applicable Fund or portion thereof; and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered each Subadviser’s compliance with investment policies and general legal compliance, in addition to information regarding each firm’s disaster recovery policies, including cybersecurity risk mitigation, and policies with respect to portfolio execution, trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s ADV Part 2A brochure and ADV Part 2B brochure supplement, which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. The Board also considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each Fund be renewed for an additional term.

In connection with its evaluation of the quality of services provided by each Subadviser, the Board reviewed information provided by the Adviser comparing each Subadviser’s gross investment performance for the portion of the Fund managed by the Subadviser (except for LA Capital with respect to the Wilshire 5000 Index Fund and Voya with respect to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund) to the Fund’s benchmark index and in certain cases, as noted below, to a benchmark index appropriate to the Subadviser’s investment strategy as determined by the Adviser for the quarter-to-date, year-to-date and one-, three-, five- and ten-year periods ended June 30, 2023. To the extent a Subadviser had not achieved longer-term performance, the Board reviewed the performance for the periods available. With respect to the Wilshire 5000 Index Fund, LA Capital’s gross investment performance was compared to its tracking index, the Wilshire 5000 Index (the “Tracking Index”) for the same periods noted above. With respect to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund, each Fund engages in leverage by investing in certain derivatives, the exposure to which is backed by a portfolio of fixed income securities managed by Voya. For each of these Funds, the Board reviewed Voya’s gross performance compared to a benchmark index (as determined by the Adviser) appropriate to Voya’s fixed-income investment strategy. The Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the investment approach employed by the Fund’s Subadviser(s), as disclosed in the Fund’s prospectus. As to each Subadviser’s performance with respect to the applicable Fund or portion of such Fund, the Board made the observations and considered the factors noted below, among others:

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Large Company Growth Portfolio

●	AllianceBernstein. The Subadviser underperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Growth Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2021. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but would continue to monitor the Subadviser’s performance.

●	Fred Alger. Although the Subadviser underperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Growth Index, for the one- and three-year periods ended June 30, 2023, the Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2023. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in March 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but would continue to monitor the Subadviser’s performance.

●	LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Growth Index, for the quarter-to-date, three-year and five-year periods ended June 30, 2023, and underperformed for the year-to-date, one-year and ten-year periods ended June 30, 2023. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but will continue to monitor the Subadviser’s performance.

●	Voya. The Subadviser outperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Large Company Value Portfolio

●	Hotchkis & Wiley. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Value Index, for the year-to-date and one-year periods ended June 30, 2023, and underperformed for the quarter-to-date period ended June 30, 2023. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2021. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●	LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Value Index, for the quarter-to-date, year-to-date, one-year and three-year periods ended June 30, 2023, and underperformed for the five- and ten-year periods ended June 30, 2023. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●	MFS. The Subadviser outperformed the Subadviser’s benchmark index, the Russell 1000 Index, for the one-year period ended June 30, 2023, and underperformed the Subadviser’s benchmark index for the quarter-to-date and year-to-date periods ended June 30, 2023. The Subadviser outperformed the Fund’s benchmark index, the Russell 1000 Value Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in January 2021. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●	Voya. The Subadviser outperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Small Company Growth Portfolio

●	Granahan. The Subadviser outperformed the Subadviser’s benchmark, the Russell Microcap Growth Index, for the year-to-date and one-year periods ended June 30, 2023, and underperformed for the quarter-to-date period ended June 30, 2023. The Subadviser outperformed the Fund’s benchmark index, the Russell 2000 Growth Index, for the year-to-date period ended June 30, 2023 and underperformed for the other periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2021. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	LA Capital. Although the Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Growth Index, for the three year, five year and ten-year periods ended June 30, 2023, the Subadviser underperformed for the quarter-to-date, year-to-date and one-year periods ended June 30, 2023. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to monitor the Subadviser’s performance.

●	Ranger. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Growth Index, for the year-to-date, three year, five year and ten-year periods ended June 30, 2023, and underperformed for the quarter-to-date and one-year periods ended June 30, 2023. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Small Company Value Portfolio

●	Diamond Hill. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2019. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●	Hotchkis & Wiley. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2019. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●	LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Wilshire 5000 Index Fund

●	LA Capital. The Subadviser outperformed the Tracking Index for the five- and ten-year periods ended June 30, 2023, and underperformed for all other periods reviewed. The Board noted that the Fund’s investment objective is to replicate as closely as possible the performance of the Tracking Index before the deduction of the Fund’s expenses. The Subadviser seeks to track the performance of the Tracking Index by partially replicating the holdings of the Index, as well as optimizing the portfolio’s exposures to certain factors. In this regard, the Board considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that the Subadviser’s performance is in line with expectations. The Board also took into account the fact that the Adviser is satisfied with the level of services provided by the Subadviser to the Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Wilshire Income Opportunities Fund

●	DoubleLine. The Subadviser outperformed the Subadviser’s custom blended benchmark[1], the Fund’s benchmark index, the Bloomberg U.S. Universal Index, and the Fund’s secondary custom blended benchmark[2] for all periods reviewed. The Board did not consider ten-year performance because the Subadviser began managing its portion of the Fund in April 2016. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	Manulife. The Subadviser outperformed the Subadviser’s benchmark index, the Bloomberg Multiverse Index, the Fund’s benchmark index, the Bloomberg U.S. Universal Index, and the Fund’s secondary custom blended benchmark index for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to monitor performance of the Subadviser.

●	Voya. The Subadviser outperformed the Subadviser’s custom blended benchmark[3] index for all periods reviewed. With the exception of the three-year period ended June 30, 2023, the Subadviser underperformed the Fund’s benchmark index, the Bloomberg U.S. Universal Index, and the Fund’s secondary custom blended benchmark for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to monitor performance of the Subadviser.

[1]	DoubleLine’s custom blended benchmark was calculated by the Adviser and consists of 70% Bloomberg US Aggregate Bond Index, 15% S&P/LSTA Leveraged Loan Index and 15% Bloomberg Emerging Markets USD Aggregate Bond Index (Unhedged).

[2]	The Wilshire Income Opportunities Fund’s custom blended benchmark was calculated by the Adviser and consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Wilshire International Equity Fund

●	Lazard. With the exception of the quarter-to-date period ended June 30, 2023, the Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Small Cap Index (Net), for all periods reviewed. The Subadviser outperformed the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index (Net), for the one- and three-year periods ended June 30, 2023. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2019. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	LA Capital. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Index (Net), and the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index (Net), for all periods reviewed. The Board did not consider, and performance information was not provided for, the ten-year period ended June 30, 2023. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	Pzena. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Value Index (Net), and the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index (Net), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	Voya. The Subadviser outperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

[3]	Voya’s custom blended benchmark was calculated by the Adviser and consists of 60% Bloomberg U.S. Universal Index, 20% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index and 20% S&P/LSTA Leveraged Loan Index.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●	WCM. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Growth Index (Net), and the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index (Net), for all periods reviewed. The Board did not consider ten-year performance because the Subadviser began managing its portion of the Fund in October 2013. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

With respect to each Subadviser’s resources and the ability of the Subadviser to carry out its responsibilities under the applicable Subadvisory Agreement, the Board considered the information provided regarding the Subadviser’s financial condition and available resources.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, by each Subadviser to each Fund pursuant to the applicable Subadvisory Agreement.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon information supplied by each Subadviser about the fees charged to other clients and information provided by the Adviser. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers’ reported fees for other clients managed in the same investment style as the applicable Fund or portion thereof, in cases in which the fees charged to the Adviser by the Subadviser were higher than those charged to other clients, the Board reviewed the Subadviser’s explanation for the difference and determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the Subadvisers were limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund, and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable, and that the approval of each Subadvisory Agreement is in the best interests of each Fund.

Approval of New Subadvisory Agreement (LA Capital)

At its November 28, 2023 meeting, the Board approved a new subadvisory agreement between Wilshire and LA Capital on behalf of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund and Wilshire International Equity Fund for a term ending August 31, 2024 (the “New LA Capital Subadvisory Agreement”). The Board was advised that the Subadvisory Agreement with Wilshire would terminate automatically as a result of a change of control of LA Capital under the 1940 Act due to the dilution in Hal Reynolds’ (one of LA Capital’s founders) ownership of the firm. The Board considered that the New LA Capital Subadvisory Agreement had the same material terms as the current Subadvisory Agreement and that no changes were proposed to the current subadvisory fee. The Board also reviewed information provided by LA Capital which represented, among other things, that there would be no changes in LA Capital’s structure or Mr. Reynolds’ involvement at LA Capital at this time. The Board’s evaluation of the New LA Capital Subadvisory Agreement reflected the information provided in connection with its review of the New LA Capital Subadvisory Agreement, including Wilshire’s recommendation that the New LA Capital Subadvisory Agreement be approved, as well as information that was previously furnished to the Board in connection with the most recent renewal of the current Subadvisory Agreement at the Meeting and at other Board meetings throughout the year. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New LA Capital Subadvisory Agreement are fair and reasonable and that the approval of the New LA Capital Subadvisory Agreement is in the best interests of each applicable Fund.

Wilshire Mutual Funds

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http: //advisor.wilshire.com

WH-WMF-ANNUAL 12/31/23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed herewith. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano and Mr. Matt Forstenhausler are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$138,000	$138,000
Audit-Related Fees	7,060	7,060
Tax Fees	33,000	32,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$35,000	$35,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

3

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	March 11, 2024

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 11, 2024

5